UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage International Fund
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Small Cap Core Fund
BlackRock Commodity Strategies Fund
BlackRock Energy Opportunities Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock High Equity Income Fund
BlackRock Infrastructure Sustainable Opportunities Fund
BlackRock International Dividend Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock SMID-Cap Growth Equity Fund
BlackRock Technology Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 05/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2023

2023 Annual Report

BlackRock FundsSM

•	BlackRock Advantage International Fund

•	BlackRock Advantage Large Cap Growth Fund

•	BlackRock Advantage Small Cap Core Fund

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Core Fund

•	BlackRock Advantage Large Cap Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.33%	2.92%
U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)
International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06
Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund outperformed its benchmark, the MSCI EAFE® Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

Stock selection sentiment-based measures provided persistent gains during the period. These faster moving insights were able to correctly capture the emerging and evolving market trends. In particular, insights evaluating informed investor sentiment proved additive within industrial companies. Additionally, insights capturing both management and analyst views drove gains as the market’s focus shifted towards growth and the outlook for earnings. These, alongside other consumer sentiment measures, helped position the Fund around the China consumer reopening theme by motivating a successful overweight to luxury names.

Elsewhere, defensive positioning was rewarded later in the period. Fundamental quality insights evaluating accruals as a measure of company overspending drove gains, most notably through overweights to healthcare and defense stocks.

On the downside, select fundamental valuation measures were challenged during the period, given the rapidly shifting market style preferences. Traditional metrics evaluating sales, research expenditures, and other financial statement metrics all detracted from performance. Measures that look toward informed investor positioning and avoid highly shorted stocks detracted as well amid the market volatility. Broader macro positioning also detracted from performance, most notably an overweight to Italian equities and an underweight to the financials sector.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks towards social media activity as a measure of potential revenue growth. Finally, the Fund built upon its company employee-related measures by adding an insight that identifies organizations at risk for emerging labor disputes.

Given the dynamism of the current environment, the Fund built upon its alternative data capabilities and instituted enhanced signal constructs to best identify emerging trends, such as sentiment around supply chain disruptions and wage inflation. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

At period-end, the Fund’s positioning with respect to sector allocation was essentially neutral relative to the MSCI EAFE® Index. The Fund had slight overweights to the industrials and consumer staples sectors and slight underweights to the financials and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage International Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	5.10%	N/A	3.35%	N/A	5.31%	N/A
Investor A	4.82	(0.69)%	3.09	1.98%	5.04	4.48%
Investor C	4.04	3.04	2.32	2.32	4.38	4.38
Class K	5.16	N/A	3.39	N/A	5.34	N/A
Class R	4.54	N/A	2.82	N/A	4.71	N/A
MSCI EAFE® Index	3.06	N/A	3.21	N/A	4.56	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,063.30	$2.57		$1,000.00	$1,022.44	$2.52		0.50%
Investor A	1,000.00	1,062.00	3.86		1,000.00	1,021.19	3.78		0.75
Investor C	1,000.00	1,057.80	7.70		1,000.00	1,017.45	7.54		1.50
Class K	1,000.00	1,063.60	2.32		1,000.00	1,022.69	2.27		0.45
Class R	1,000.00	1,060.50	5.14		1,000.00	1,019.95	5.04		1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Nestlé SA, Registered Shares	3.0%
ASML Holding NV	2.7
Novartis AG, Registered Shares	2.2
Novo Nordisk A/S, Class B	2.0
SAP SE	1.8
Shell PLC	1.7
Siemens AG, Registered Shares	1.7
BHP Group Ltd.	1.6
LVMH Moet Hennessy Louis Vuitton SE	1.6
AstraZeneca PLC	1.4

(a)	Excludes short-term securities.

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	20.0%
France	11.5
United Kingdom	10.2
Switzerland	10.1
Germany	9.8
Australia	8.6
Netherlands	7.1
United States	3.5
Spain	3.0
Denmark	2.8
Sweden	2.6
Hong Kong	2.2
Italy	2.0
Norway	1.6
Belgium	1.5
Singapore	1.0
Luxembourg	1.0
Other (each representing less than 1%)	1.4
Other Assets Less Liabilities	0.1

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

The Fund’s macro-related insights struggled as performance leadership oscillated between defensive and growth stocks during the period. Insights that identify industries likely to benefit from central bank policy normalization performed poorly. Specifically, these insights motivated positioning within information technology and industrial companies that ran against the broader investor shift to pro-growth exposures during the third quarter of 2022. Later, industry insights motivated positioning that ultimately ran against the market’s “peak inflation” narrative during the fourth quarter of 2022. Inflation data ultimately moved the Fund to a “higher for longer” posture with respect to interest rates in March 2023 which constrained performance as bond yields plummeted in anticipation of a more dovish Fed in the wake of the banking crisis.

Elsewhere, non-traditional quality measures, such as those looking at employee benefits, detracted as they ran against the market’s style preferences for the period.

On the positive side, certain sentiment and fundamental valuation measures provided ballast to the Fund’s performance. An insight capturing bond market sentiment and analyzing company credit data proved additive as it correctly positioned the portfolio during a period of high volatility in interest rate markets. Earlier in the period, valuation measures were aligned with the market’s cyclical tone, most notably measures evaluating levels of research spending and revenue.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology and industrials sectors and slight underweight positions in the financials and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Growth Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	5.62%	N/A	11.26%	N/A	11.09%	N/A
Investor A	5.28	(0.24)%	10.98	9.79%	10.77	10.18%
Investor C	4.50	3.50	10.15	10.15	10.10	10.10
Class K	5.63	N/A	11.31	N/A	10.95	N/A
Class R	5.03	N/A	10.70	N/A	10.45	N/A
Russell 1000® Growth Index	9.55	N/A	13.84	N/A	14.76	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,089.80	$3.20		$1,000.00	$1,021.87	$3.07		0.61%
Investor A	1,000.00	1,087.90	4.53		1,000.00	1,020.59	4.38		0.87
Investor C	1,000.00	1,083.80	8.42		1,000.00	1,016.85	8.15		1.62
Class K	1,000.00	1,090.00	2.97		1,000.00	1,022.09	2.87		0.57
Class R	1,000.00	1,087.00	5.83		1,000.00	1,019.35	5.64		1.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Apple Inc.	11.2%
Microsoft Corp.	10.7
NVIDIA Corp.	5.6
Amazon.com, Inc.	4.9
Alphabet, Inc., Class C, NVS	2.7
UnitedHealth Group, Inc.	2.4
Alphabet, Inc., Class A	2.2
PepsiCo, Inc.	2.2
Tesla, Inc.	1.9
Adobe, Inc.	1.9

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Information Technology	44.8%
Consumer Discretionary	14.2
Health Care	11.6
Industrials	8.8
Communication Services	6.9
Consumer Staples	6.3
Financials	4.7
Materials	1.2
Other (each representing less than 1%)	0.6
Short-Term Securities	1.9
Liabilities in Excess of Other Assets	(1.0)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2023	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund underperformed the benchmark Russell 2000® Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

The Fund’s non-traditional quality measures, which tend to have a growth orientation, weighed most heavily on performance for the period. These included a measure evaluating corporate culture which struggled within biotechnology companies, especially during the final months of the period. In addition, a measure evaluating company benefits struggled within healthcare.

Elsewhere, macro thematic measures were challenged to navigate the market’s shifting preferences between defensive and growth stocks during the period. In particular, insights that identify industries likely to benefit from central bank policy normalization weighed on performance within the information technology sector.

In the final months of the period, trending sentiment measures struggled to find their footing. These included measures that analyze informed investor positioning and company conference calls, which performed poorly across information technology and industrial companies, respectively.

Certain trend-based sentiment measures proved additive as they correctly captured the evolving economic backdrop, before becoming a source of underperformance toward period-end. Most notably strong performance was seen across insights that analyze text from market participants and measures that look at retail investor flows. Elsewhere, a notable performer was a stability insight that preferred lower-risk securities that performed well against the backdrop of elevated market volatility.

Finally, traditional valuation measures, such as those looking at sales relative to enterprise value and book value relative to stock price were additive earlier in the period as they were aligned with the cyclical tone of the market in motivating an overweight to industrial companies.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral at period end. The Fund ended the period with slight overweight allocations to the industrials and healthcare sectors, and slight underweights to the financials and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Small Cap Core Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(5.75)%	N/A	3.60%	N/A	8.16%	N/A
Investor A	(5.98)	(10.91)%	3.34	2.23%	7.88	7.30%
Investor C	(6.70)	(7.61)	2.56	2.56	7.24	7.24
Class K	(5.70)	N/A	3.64	N/A	8.19	N/A
Russell 2000® Index	(4.68)	N/A	2.74	N/A	7.36	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$919.30	$2.39		$1,000.00	$1,022.44	$2.52		0.50%
Investor A	1,000.00	918.00	3.59		1,000.00	1,021.19	3.78		0.75
Investor C	1,000.00	914.50	7.16		1,000.00	1,017.45	7.54		1.50
Class K	1,000.00	919.60	2.15		1,000.00	1,022.69	2.27		0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Small Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Insperity, Inc.	1.4%
EMCOR Group, Inc.	1.1
Merit Medical Systems, Inc.	0.9
Commercial Metals Co.	0.8
Sanmina Corp.	0.8
Heartland Financial U.S.A., Inc.	0.8
Franklin Electric Co., Inc.	0.8
Rush Enterprises, Inc., Class A	0.8
UFP Industries, Inc.	0.8
Hancock Whitney Corp.	0.8

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Health Care	18.8%
Industrials	17.6
Financials	13.6
Information Technology	13.4
Consumer Discretionary	11.7
Real Estate	6.0
Energy	5.7
Consumer Staples	3.6
Materials	3.1
Communication Services	2.9
Utilities	2.7
Short-Term Securities	3.8
Liabilities in Excess of Other Assets	(2.9)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

The Fund’s macro-related insights struggled as performance leadership oscillated between defensive and growth stocks during the period. Insights that identify industries likely to benefit from central bank policy normalization performed poorly. Specifically, these insights motivated positioning within information technology and industrial companies that ran against the broader investor shift to pro-growth exposures during the third quarter of 2022. Later, industry insights motivated positioning that ultimately ran against the market’s “peak inflation” narrative during the fourth quarter of 2022. Inflation data ultimately moved the Fund to a “higher for longer” posture with respect to interest rates in March 2023 which constrained performance as bond yields plummeted in anticipation of a more dovish Fed in the wake of the banking crisis.

Elsewhere, non-traditional quality measures, such as those looking at employee benefits and company news controversies, detracted as they ran against the market’s style preferences for the period. The Fund’s use of derivatives marginally detracted from performance.

On the positive side, certain sentiment and fundamental valuation measures provided ballast to the Fund’s performance. Within sentiment measures, a bond market insight proved additive as it correctly positioned the portfolio within the financials sector during a period of high volatility in interest rate markets driven by the banking crisis. Earlier in the period, contrarian quality and valuation measures were aligned with the market’s cyclical tone, most notably measures evaluating levels of external financing and research spending.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology and consumer staples sectors and slight underweight positions in the financials and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Core Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.63%	N/A	9.49%	N/A	11.05%	N/A
Investor A	0.34	(4.93)%	9.21	8.04%	10.76	10.17%
Investor C	(0.42)	(1.34)	8.39	8.39	10.06	10.06
Class K	0.63	N/A	9.53	N/A	11.07	N/A
Class R	0.14	N/A	8.94	N/A	10.47	N/A
Russell 1000® Index	2.45	N/A	10.61	N/A	11.76	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.00	$2.41		$1,000.00	$1,022.54	$2.42		0.48%
Investor A	1,000.00	1,015.50	3.67		1,000.00	1,021.29	3.68		0.73
Investor C	1,000.00	1,011.70	7.42		1,000.00	1,017.55	7.44		1.48
Class K	1,000.00	1,017.00	2.16		1,000.00	1,022.79	2.17		0.43
Class R	1,000.00	1,014.40	4.92		1,000.00	1,020.05	4.94		0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	7.3%
Apple Inc.	7.0
NVIDIA Corp.	3.5
Alphabet, Inc., Class A	2.6
Amazon.com, Inc.	2.4
PepsiCo, Inc.	1.8
Chevron Corp.	1.8
Walmart, Inc.	1.7
Meta Platforms, Inc., Class A	1.7
Alphabet, Inc., Class C, NVS	1.7

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Information Technology	28.5%
Health Care	14.4
Financials	11.2
Consumer Discretionary	10.9
Industrials	10.5
Consumer Staples	7.9
Communication Services	7.7
Energy	3.1
Real Estate	2.2
Materials	1.4
Utilities	1.2
Short-Term Securities	0.9
Other Assets Less Liabilities	0.1

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	15

Fund Summary as of May 31, 2023	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While goods inflation moderated, services inflation remained well above expectations, leading to aggressive policy tightening by the Fed. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. Despite the headwinds and volatility seen during the period, large-cap equities ended the 12 months in positive territory. This was highlighted by the strong recovery seen in 2023 despite cracks appearing in financial stability as the banking sector came under pressure. What began in March accelerated into April 2023 with the second largest U.S. bank failure in history. While the turmoil took a toll on consumer confidence, with spending data demonstrating signs of weakness, the market focused on the measures taken to support banks and depositors, which appeared to have prevented a widespread crisis. While traditional measures of economic activity slowed, online job postings continued to point to labor market strength and stubbornly high inflation, corroborated by a rising Employment Cost Index. Equity markets struggled late in the period despite the rally seen across technology stocks on hopes that the latest evolution in Artificial Intelligence (“AI”) could drive a new paradigm in profitability.

The Fund’s macro-related insights struggled as performance leadership oscillated between defensive and growth stocks during the period. Insights that identify industries likely to benefit from central bank policy normalization performed poorly. Specifically, these insights motivated an unsuccessful underweight to consumer discretionary, most notably hotel and leisure companies. Later, industry insights motivated positioning that ultimately ran against the market’s “peak inflation” narrative during the fourth quarter of 2022. Inflation data ultimately moved the Fund to a “higher for longer” posture with respect to interest rates in March 2023 which constrained performance as bond yields plummeted in anticipation of a more dovish Fed in the wake of the banking crisis.

Elsewhere, non-traditional quality measures which tend to have a growth orientation, such as those looking at employee benefits, detracted as they ran against the market’s style preferences for the period.

On the positive side, certain sentiment and fundamental measures provided ballast to the Fund’s performance. An insight capturing bond market sentiment and informed investor flows proved additive as it correctly positioned the portfolio during a period of high volatility in interest rate markets. Traditional fundamental measures evaluating research spending, alongside quality related insights with a preference for lower volatility names and looking at equity issuance, were also among the top performers.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging industry crisis in March 2023. Finally, an insight identifying companies likely to benefit from the emerging theme related to the AI revolution was also implemented.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology and consumer staples sectors and slight underweight positions in the materials and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Value Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(4.97)%	N/A	6.47%	N/A	8.59%	N/A
Investor A	(5.22)	(10.19)%	6.21	5.07%	8.29	7.71%
Investor C	(5.89)	(6.78)	5.42	5.42	7.64	7.64
Class K	(4.91)	N/A	6.53	N/A	8.62	N/A
Class R	(5.43)	N/A	5.94	N/A	8.01	N/A
Russell 1000® Value Index	(4.55)	N/A	6.78	N/A	8.42	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$946.00	$2.62		$1,000.00	$1,022.24	$2.72		0.54%
Investor A	1,000.00	944.50	3.83		1,000.00	1,020.99	3.98		0.79
Investor C	1,000.00	941.30	7.45		1,000.00	1,017.25	7.75		1.54
Class K	1,000.00	946.40	2.38		1,000.00	1,022.49	2.47		0.49
Class R	1,000.00	943.80	5.04		1,000.00	1,019.75	5.24		1.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	17

Fund Summary as of May 31, 2023 (continued)	BlackRock Advantage Large Cap Value Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Chevron Corp.	2.7%
Meta Platforms, Inc., Class A	2.6
Walmart, Inc.	2.4
Berkshire Hathaway, Inc., Class B	2.1
Bristol-Myers Squibb Co.	1.8
CVS Health Corp.	1.7
Johnson & Johnson	1.6
Boston Scientific Corp.	1.6
Honeywell International, Inc.	1.6
JPMorgan Chase & Co.	1.6

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Financials	18.8%
Health Care	17.3
Industrials	12.3
Information Technology	9.1
Consumer Staples	9.0
Communication Services	7.8
Consumer Discretionary	6.9
Energy	6.5
Real Estate	4.6
Utilities	4.0
Materials	2.7
Short-Term Securities	1.1
Liabilities in Excess of Other Assets	(0.1)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s, BlackRock Advantage Large Cap Core Fund’s and BlackRock Advantage Large Cap Value Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Advantage Large Cap Growth Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Advantage Small Cap Core Fund’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Investor A Shares or Institutional Shares, as applicable, of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, BlackRock Advantage Large Cap Growth Fund’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	19

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.6%
Ampol Ltd.	14,616	$298,580
ANZ Group Holdings Ltd.	170,455	2,535,445
Aristocrat Leisure Ltd.	480,369	11,601,546
Bank of Queensland Ltd.	347,005	1,233,401
Beach Energy Ltd.	234,298	211,610
BHP Group Ltd.	722,349	19,765,714
Brambles Ltd.	11,195	99,954
Charter Hall Group	23,032	167,666
Cochlear Ltd.	352	55,708
Commonwealth Bank of Australia	22,631	1,422,648
CSL Ltd.	34,461	6,863,130
Flight Centre Travel Group Ltd.(a)	134,440	1,846,315
Fortescue Metals Group Ltd.	625,501	7,832,193
GPT Group	36,235	98,704
Lottery Corp. Ltd.	217,698	704,470
Macquarie Group Ltd.	107,188	11,888,950
National Australia Bank Ltd.	273,041	4,598,787
Newcrest Mining Ltd.	12,128	204,588
Rio Tinto Ltd.	48,583	3,385,460
Rio Tinto PLC	165,608	9,786,036
Rocketboots Ltd.(a)(b)	1,389	72
Santos Ltd.	119,155	564,047
Sonic Healthcare Ltd.	106,166	2,428,142
Steadfast Group Ltd.	52,925	204,027
Telstra Group Ltd.	863,838	2,449,712
Transurban Group	21,640	208,739
Westpac Banking Corp.	600,165	8,056,403
Woodside Energy Group Ltd.	85,202	1,885,268
Worley Ltd.	409,925	4,338,597

		104,735,912

Austria — 0.5%
ams-OSRAM AG(a)(b)	156,391	1,152,394
ANDRITZ AG	42,564	2,287,320
BAWAG Group AG(c)	21,926	957,257
Raiffeisen Bank International AG(a)	147,154	2,163,782

		6,560,753

Belgium — 1.5%
Anheuser-Busch InBev SA/NV	153,741	8,201,313
Elia Group SA/NV	2,757	333,660
Groupe Bruxelles Lambert NV	6,280	484,597
KBC Group NV	31,423	2,064,465
Sofina SA	355	73,467
Solvay SA	69,537	7,275,307

		18,432,809

Denmark — 2.8%
DSV A/S	294	56,848
Genmab A/S(a)	6,630	2,609,946
H Lundbeck A/S, Class B	66,737	351,280
Jyske Bank A/S, Registered Shares(a)	987	68,065
Novo Nordisk A/S, Class B	153,031	24,627,438
Novozymes A/S, B Shares	118,396	5,722,167
Pandora A/S	584	46,613
Tryg A/S	24,269	552,411

		34,034,768

Finland — 0.0%
Metso Oyj	23,102	253,268

France — 11.5%
Aeroports de Paris(a)	221	33,684
Air Liquide SA	2,174	364,260

Security	Shares	Value

France (continued)
Airbus SE	3,084	$405,007
ALD SA(c)	19	205
Amundi SA(c)	8,803	496,791
Arkema SA	25,634	2,239,115
BNP Paribas SA	28,454	1,654,267
Bureau Veritas SA	79,405	2,017,901
Capgemini SE	33,019	5,760,369
Carrefour SA	216,373	3,982,213
Danone SA	4,570	270,493
Dassault Aviation SA	30,660	5,200,586
Dassault Systemes SE	243,809	10,748,892
Edenred	719	46,281
Engie SA	359,697	5,408,625
EssilorLuxottica SA	2,810	508,900
Eurazeo SE	886	60,602
Hermes International	7,771	15,851,465
Kering SA	808	432,007
La Francaise des Jeux SAEM, Class A(c)	3,246	125,494
Legrand SA	711	67,397
L’Oreal SA	27,820	11,911,029
LVMH Moet Hennessy Louis Vuitton SE	21,790	19,051,612
Pernod Ricard SA	23,723	5,138,849
Rexel SA	109,484	2,247,571
Safran SA	72,065	10,467,057
Sanofi	110,996	11,324,594
Schneider Electric SE	81,568	14,111,171
Société Générale SA	11,960	278,435
Thales SA	19,462	2,712,681
TotalEnergies SE	27,803	1,568,946
Ubisoft Entertainment SA(a)	132,245	3,761,427
Vallourec SA(a)	13,138	137,817
Veolia Environnement SA	51,743	1,527,615
Vinci SA	1,906	217,126
Wendel SE	359	37,875

		140,168,359

Germany — 9.4%
Allianz SE, Registered Shares	2,994	641,161
BASF SE	6,423	305,466
Bayer AG, Registered Shares	33,831	1,888,120
Bayerische Motoren Werke AG	47,338	5,162,461
Beiersdorf AG	22,531	2,875,173
Covestro AG(a)(c)	23,025	889,175
Deutsche Post AG, Registered Shares	204,155	9,206,136
Deutsche Telekom AG, Registered Shares	179,728	3,987,365
DWS Group GmbH & Co. KGaA(c)	2,650	85,697
E.ON SE, Class N	118,435	1,435,824
Evonik Industries AG	217,875	4,376,171
Freenet AG, Class N	127,319	3,129,772
Fresenius SE & Co. KGaA	11,997	328,983
GEA Group AG	61,115	2,575,746
HUGO BOSS AG	3,521	239,829
Infineon Technologies AG, Class N	151,445	5,638,148
Knorr-Bremse AG	11,215	769,446
Mercedes-Benz Group AG, Class N	207,128	15,483,558
Merck KGaA	7,282	1,271,888
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	4,982	1,782,023
Nemetschek SE	31,705	2,488,408
SAP SE	163,465	21,434,471
Scout24 SE(c)	84,691	5,440,558
Siemens AG, Registered Shares	124,671	20,516,221
Siemens Energy AG(a)	58,981	1,500,331

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
TeamViewer SE(a)(c)	42,856	$672,588
Zalando SE(a)(c)	19,476	566,358

		114,691,077

Hong Kong — 2.2%
AIA Group Ltd.	1,556,000	14,958,139
CK Asset Holdings Ltd.	143,000	770,793
CK Infrastructure Holdings Ltd.	62,000	342,891
Henderson Land Development Co. Ltd.	21,000	66,630
Jardine Matheson Holdings Ltd.	103,500	4,962,937
Kerry Properties Ltd.(b)	263,000	574,304
New World Development Co. Ltd.	1,132,000	2,704,404
Sino Land Co. Ltd.	362,000	470,866
Sun Hung Kai Properties Ltd.	62,000	789,918
Swire Properties Ltd.(b)	366,800	874,395

		26,515,277

India — 0.0%
AceVector Ltd. (Acquired 05/07/14, cost $804,375)(a)(d)(e)	172,800	127,493

Ireland — 0.1%
CRH PLC	3,199	151,385
Kingspan Group PLC	9,472	630,567

		781,952

Israel — 0.2%
Bank Hapoalim BM	97,693	786,424
Bank Leumi Le-Israel BM	41,496	291,004
Bezeq The Israeli Telecommunication Corp. Ltd.	409,716	512,317
Elbit Systems Ltd.	977	199,840
Israel Discount Bank Ltd., Class A	19,891	95,827
Nice Ltd.(a)	665	136,364
Teva Pharmaceutical Industries Ltd.(a)(b)	86,375	618,364

		2,640,140

Italy — 2.0%
Assicurazioni Generali SpA	86,537	1,643,943
Banca Generali SpA	16,209	501,586
Banca Monte dei Paschi di Siena SpA(a)	17,886	40,542
Buzzi SpA	89,917	2,059,907
Enel SpA	268,341	1,688,939
Ferrari NV	1,535	439,382
Intesa Sanpaolo SpA	1,276,129	2,963,752
Italgas SpA	40,279	229,926
Mediobanca Banca di Credito Finanziario SpA	199,831	2,208,862
MFE-MediaForEurope NV, Class A	119	56
MFE-MediaForEurope NV, Class B	11	8
Moncler SpA	8,683	590,940
Poste Italiane SpA(c)	187,064	1,944,494
Recordati Industria Chimica e Farmaceutica SpA	24,260	1,058,041
Snam SpA	1,295,709	6,792,053
Terna - Rete Elettrica Nazionale	12,342	103,701
UniCredit SpA	92,080	1,775,512

		24,041,644

Japan — 20.0%
Acom Co. Ltd.	66,000	148,914
Aeon Co. Ltd.	1,900	37,578
Aisin Corp.	3,300	94,691
Amada Co. Ltd.	149,400	1,425,017
ANA Holdings, Inc.(a)	1,100	24,400
Asahi Kasei Corp.	79,500	539,164
Astellas Pharma, Inc.	678,500	10,735,332
Benesse Holdings, Inc.	115,800	1,462,613
Bridgestone Corp.	4,900	199,204

Security	Shares	Value

Japan (continued)
Canon, Inc.	9,000	$223,082
Central Japan Railway Co.	51,200	6,227,407
Coca-Cola Bottlers Japan Holdings, Inc.	1,600	17,750
Concordia Financial Group Ltd.	23,400	90,465
Cosmos Pharmaceutical Corp.	600	57,012
Dai-ichi Life Holdings, Inc.	149,500	2,557,009
Daito Trust Construction Co. Ltd.	20,700	1,966,000
Daiwa House Industry Co. Ltd.	183,000	4,772,462
DMG Mori Co. Ltd.	114,000	1,903,412
East Japan Railway Co.	700	38,589
ENEOS Holdings, Inc.	24,300	80,707
FANUC Corp.	23,900	817,472
Fast Retailing Co. Ltd.	27,100	6,335,405
Fuji Electric Co. Ltd.	5,600	234,902
FUJIFILM Holdings Corp.	64,900	3,966,314
Fukuoka Financial Group, Inc.	1,800	33,362
Hino Motors Ltd.(a)	30,700	136,211
Hitachi Ltd.	143,800	8,276,051
Honda Motor Co. Ltd.	182,000	5,178,761
Hoya Corp.	500	62,685
ITOCHU Corp.	37,500	1,265,925
Itochu Techno-Solutions Corp.	6,700	174,239
J Front Retailing Co. Ltd.	19,500	190,722
Japan Airport Terminal Co. Ltd.	1,900	88,611
Japan Exchange Group, Inc.	39,200	640,112
Japan Post Bank Co. Ltd.	160,100	1,195,240
Japan Post Holdings Co. Ltd.	59,500	419,543
Japan Tobacco, Inc.	578,800	12,620,464
JGC Holdings Corp.	36,300	441,004
Kakaku.com, Inc.	64,500	936,567
Kandenko Co. Ltd.	1,800	13,001
Kao Corp.	45,800	1,596,070
KDDI Corp.	328,300	10,121,992
Kirin Holdings Co. Ltd.	34,200	510,437
Kobayashi Pharmaceutical Co. Ltd.	19,700	1,115,054
Kose Corp.	700	70,162
Kubota Corp.	46,900	644,822
Kyocera Corp.	3,900	221,248
Lawson, Inc.	244,500	10,665,592
Mitsubishi Chemical Group Corp.	145,500	815,510
Mitsubishi Corp.	363,600	14,536,735
Mitsubishi Electric Corp.	61,000	794,009
Mitsubishi Gas Chemical Co., Inc.	308,800	4,304,013
Mitsubishi HC Capital, Inc.	11,300	61,297
Mitsubishi UFJ Financial Group, Inc.	931,300	6,192,948
Mitsui & Co. Ltd.	82,900	2,612,181
Mitsui Fudosan Co. Ltd.	123,900	2,362,450
Mizuho Financial Group, Inc.	35,900	527,726
MS&AD Insurance Group Holdings, Inc.	178,200	6,106,226
Murata Manufacturing Co. Ltd.	800	46,757
Nabtesco Corp.	2,700	60,020
NEC Corp.	20,300	952,694
Nexon Co. Ltd.	29,800	607,329
Nidec Corp.	74,400	3,686,896
Nikon Corp.	58,700	650,308
Nippon Express Holdings, Inc.	36,600	2,052,169
Nippon Paint Holdings Co. Ltd.	5,000	38,288
Nippon Steel Corp.	31,200	607,444
Nippon Telegraph & Telephone Corp.	6,800	193,193
Nisshin Seifun Group, Inc.	2,500	31,368
Nissin Foods Holdings Co. Ltd.	1,500	127,994
Nitto Denko Corp.	45,700	3,249,513

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nomura Holdings, Inc.	73,200	$257,259
Nomura Research Institute Ltd.	7,600	191,207
Obic Co. Ltd.	6,600	1,067,593
Olympus Corp.	19,000	287,742
Omron Corp.	60,500	3,645,814
Ono Pharmaceutical Co. Ltd.	7,100	132,764
Oracle Corp. Japan(a)	13,400	1,025,216
Oriental Land Co. Ltd.	20,800	779,017
ORIX Corp.	73,200	1,244,273
Otsuka Holdings Co. Ltd.	156,800	5,817,555
Pola Orbis Holdings, Inc.	12,100	163,727
Recruit Holdings Co. Ltd.	379,100	11,597,535
Resona Holdings, Inc.	103,000	467,231
Ricoh Co. Ltd.	66,200	552,252
Santen Pharmaceutical Co. Ltd.	163,100	1,484,009
SBI Holdings, Inc.	2,000	37,388
SCSK Corp.	5,500	86,982
Sega Sammy Holdings, Inc.	55,500	1,077,562
Sekisui House Ltd.	36,900	720,169
Seven & i Holdings Co. Ltd.	22,900	958,644
Shimadzu Corp.	4,100	126,796
Shimamura Co. Ltd.	2,000	180,803
Shionogi & Co. Ltd.	92,500	4,155,666
Shiseido Co. Ltd.	3,400	154,398
Skylark Holdings Co. Ltd.(a)	2,900	38,325
SoftBank Corp.	222,300	2,368,888
SoftBank Group Corp.	94,100	3,702,646
Sompo Holdings, Inc.	55,600	2,260,265
Subaru Corp.	113,400	1,945,058
Sumitomo Chemical Co. Ltd.	760,900	2,265,761
Sumitomo Mitsui Financial Group, Inc.	40,200	1,631,383
Sumitomo Mitsui Trust Holdings, Inc.	17,300	609,554
Sumitomo Realty & Development Co. Ltd.	42,100	1,015,330
Suzuki Motor Corp.	46,300	1,524,611
T&D Holdings, Inc.	207,100	2,812,191
Takeda Pharmaceutical Co. Ltd.	113,500	3,612,261
Terumo Corp.	114,700	3,489,396
Toho Co. Ltd.	1,500	58,993
Tokio Marine Holdings, Inc.	305,200	6,832,457
Tokyo Electron Ltd.	700	95,204
Toshiba Corp.	30,200	974,207
Toyota Motor Corp.	525,300	7,155,535
Trend Micro, Inc.	36,200	1,721,460
Tsuruha Holdings, Inc.	68,500	4,731,093
Unicharm Corp.	29,900	1,135,546
Yakult Honsha Co. Ltd.	1,500	97,439
Yamada Holdings Co. Ltd.	848,900	2,515,390
Yamato Holdings Co. Ltd.	1,700	31,099
ZOZO, Inc.	174,100	3,543,918

		243,569,456

Luxembourg — 1.0%
ArcelorMittal SA	459,444	11,460,236
SES SA	9	53

		11,460,289

Macau — 0.0%
Galaxy Entertainment Group Ltd.(a)	27,000	167,523

Netherlands — 7.1%
ABN AMRO Bank NV, CVA(c)	29,346	428,736
Argenx SE(a)	2,852	1,110,858
ASML Holding NV	45,945	33,233,237
ASR Nederland NV	60,527	2,579,464

Security	Shares	Value

Netherlands (continued)
ING Groep NV	561,402	$6,917,083
Koninklijke KPN NV	568,113	1,954,449
Koninklijke Philips NV	194,797	3,680,222
Koninklijke Vopak NV	16,003	562,473
NN Group NV	3,635	131,141
QIAGEN NV(a)	3,958	179,266
Shell PLC	749,321	20,601,075
Signify NV(c)	69,086	1,762,977
Wolters Kluwer NV, Class C	113,006	12,908,027

		86,049,008

New Zealand — 0.0%
Xero Ltd.(a)	5,002	357,108

Norway — 1.6%
Aker BP ASA	64,485	1,398,087
DNB Bank ASA	395,255	6,621,287
Equinor ASA	239,047	6,067,746
Gjensidige Forsikring ASA	148,776	2,500,925
Kongsberg Gruppen ASA	23,575	944,907
Telenor ASA	91,246	938,268
Var Energi ASA	312,039	698,791

		19,170,011

Portugal — 0.5%
EDP - Energias de Portugal SA	979,758	4,786,015
Jeronimo Martins SGPS SA	31,873	770,256

		5,556,271

Singapore — 1.0%
Jardine Cycle & Carriage Ltd.	227,800	5,445,083
Singapore Airlines Ltd.	690,800	3,273,170
Singapore Telecommunications Ltd.	12,800	23,545
STMicroelectronics NV	61,567	2,679,801
United Overseas Bank Ltd.	53,400	1,103,291

		12,524,890

South Africa — 0.1%
Anglo American PLC	57,570	1,585,955

Spain — 3.0%
Acciona SA	25,539	4,139,270
ACS Actividades de Construccion y Servicios SA	29,941	999,160
Amadeus IT Group SA(a)	64,283	4,613,272
Banco Bilbao Vizcaya Argentaria SA	1,011,851	6,652,605
Banco Santander SA	1,518,480	4,960,919
Bankinter SA	288,530	1,653,896
CaixaBank SA	792,853	2,913,998
EDP Renovaveis SA	16,670	331,468
Ferrovial SA	22,632	702,216
Grifols SA, Class A(a)	51,246	596,291
Indra Sistemas SA	8,317	102,170
Industria de Diseno Textil SA	70,448	2,356,892
Mapfre SA	425,388	837,567
Repsol SA	74,965	1,015,958
Telefonica SA	1,002,487	4,269,355

		36,145,037

Sweden — 2.6%
Assa Abloy AB, Class B	326,962	7,271,296
Boliden AB	21,961	670,947
Elekta AB, B Shares	71,910	528,082
Evolution AB(c)	17,808	2,350,808
Industrivarden AB, A Shares	45,301	1,221,164
Industrivarden AB, C Shares	191,333	5,125,366
Investor AB, A Shares	41,110	847,793

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Investor AB, B Shares	429,278	$8,751,565
L E Lundbergforetagen AB, B Shares	11,672	487,012
Saab AB, Class B	75,921	4,139,624
Swedish Orphan Biovitrum AB(a)	22,523	453,132

		31,846,789

Switzerland — 10.1%
ABB Ltd., Registered Shares	419,603	15,326,898
Chocoladefabriken Lindt & Spruengli AG, NVS	506	6,063,601
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	14	1,694,228
Cie Financiere Richemont SA, Registered Shares	36,548	5,819,007
Clariant AG, Registered Shares	74,001	1,066,733
Flughafen Zurich AG, Registered Shares	739	142,870
Givaudan SA, Registered Shares	1,847	6,087,680
Helvetia Holding AG, Registered Shares	9,150	1,301,954
Holcim AG	3,844	237,497
Kuehne + Nagel International AG, Registered Shares	122	34,781
Logitech International SA, Registered Shares	5,340	341,567
Medmix AG(c)	2	44
Nestlé SA, Registered Shares	303,130	35,931,910
Novartis AG, Registered Shares	279,204	26,760,789
Roche Holding AG	3,822	1,293,821
Roche Holding AG, NVS	53,483	17,034,811
Sika AG, Registered Shares	2,792	763,951
Sonova Holding AG, Registered Shares	167	42,890
Swatch Group AG	3,963	1,181,073
Temenos AG, Registered Shares	23,256	1,966,984

		123,093,089

United Kingdom — 10.2%
AstraZeneca PLC	119,284	17,373,789
Auto Trader Group PLC(c)	244,924	1,922,169
Aviva PLC	68,551	336,535
BAE Systems PLC	55,743	644,252
Barclays PLC	1,177,687	2,224,150
Bellway PLC	17,527	493,742
BP PLC	2,389,735	13,425,592
British American Tobacco PLC	454,737	14,394,515
Bunzl PLC	1,597	62,520
Burberry Group PLC	1,043	27,972
Centrica PLC	2,272,326	3,331,301
Close Brothers Group PLC	15	169
ConvaTec Group PLC(c)	110,413	279,731
Croda International PLC	4,559	346,050
Diageo PLC	48,429	2,013,317
Diploma PLC	2,612	98,617
Direct Line Insurance Group PLC	219,470	454,381
DS Smith PLC	6,826	25,817
Dunelm Group PLC	24	325
Experian PLC	199,350	7,033,568
GSK PLC	393,091	6,597,726
Halma PLC	14,955	448,840
HSBC Holdings PLC	866,149	6,348,271
IG Group Holdings PLC	50,796	424,982
IMI PLC	34,631	688,230
Intertek Group PLC	88,963	4,600,631
Just Eat Takeaway.com NV(a)(c)	10,210	154,418
Lloyds Banking Group PLC	4,450,690	2,452,193
London Stock Exchange Group PLC	30,568	3,258,691
Ocado Group PLC(a)	8,659	39,862
Pearson PLC	2,556	25,361
Pennon Group PLC	13,010	125,276

Security	Shares	Value

United Kingdom (continued)
Reckitt Benckiser Group PLC	53,374	$4,150,447
RELX PLC	72,854	2,278,484
Rightmove PLC	310,825	2,029,998
Rotork PLC	8,681	34,710
Sage Group PLC	46,017	498,682
Smiths Group PLC	256,049	5,123,199
Spectris PLC	45,022	2,061,004
Spirax-Sarco Engineering PLC	2,695	367,347
SSE PLC	129,457	3,036,399
Standard Chartered PLC	398,068	3,137,067
Subsea 7 SA	63,028	638,895
Tesco PLC	1,013,152	3,292,148
Travis Perkins PLC	11,624	126,436
Unilever PLC	119,965	6,002,454
United Utilities Group PLC	1,725	21,754
Vodafone Group PLC	2,338,292	2,223,555

		124,675,572

United States — 0.1%
Tenaris SA	90,382	1,121,967

Total Common Stocks — 96.1% (Cost: $1,048,906,748)		1,170,306,417

Preferred Securities

Preferred Stocks — 0.4%

Germany — 0.4%
Bayerische Motoren Werke AG, , 8.52%	236	24,297
FUCHS PETROLUB SE, , NVS, , 1.07%	637	22,639
Volkswagen AG, , Preference Shares, , NVS	32,273	4,043,217

		4,090,153

Total Preferred Securities — 0.4% (Cost: $4,264,457)		4,090,153

Rights

Spain — 0.0%
EDP Renovaveis SA I-2023 Shares(a)	222	4,414

Total Rights — 0.0% (Cost: $4,837)		4,414

Total Long-Term Investments — 96.5% (Cost: $1,053,176,042)		1,174,400,984

Short-Term Securities

Money Market Funds — 3.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(f)(g)	39,104,394	39,104,394
SL Liquidity Series, LLC, Money Market Series, 5.32%(f)(g)(h)	2,613,380	2,613,380

Total Short-Term Securities — 3.4% (Cost: $41,717,581)		41,717,774

Total Investments — 99.9% (Cost: $1,094,893,623)		1,216,118,758

Other Assets Less Liabilities — 0.1%		1,728,298

Net Assets — 100.0%		$1,217,847,056

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $127,493, representing 0.0% of its net assets as of period end, and an original cost of $804,375.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$20,534,364	$18,570,030	(a)	$—	$—	$—	$39,104,394	39,104,394	$756,782		$—
SL Liquidity Series, LLC, Money Market Series	6,246,194	—		(3,632,146)	19	(687)	2,613,380	2,613,380	59,267	(b)	—

					$19	$(687)	$41,717,774		$816,049		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	405	06/16/23	$41,581	$(1,276,343)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,276,343	$—	$—	$—	$1,276,343

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$735,413	$—	$—	$—	$735,413

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,491,530)	$—	$—	$—	$(1,491,530)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$27,166,610

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$72	$104,735,840	$—	$104,735,912
Austria	—	6,560,753	—	6,560,753
Belgium	—	18,432,809	—	18,432,809
Denmark	—	34,034,768	—	34,034,768
Finland	—	253,268	—	253,268
France	—	140,168,359	—	140,168,359
Germany	—	114,691,077	—	114,691,077
Hong Kong	—	26,515,277	—	26,515,277
India	—	—	127,493	127,493
Ireland	—	781,952	—	781,952
Israel	—	2,640,140	—	2,640,140
Italy	—	24,041,644	—	24,041,644
Japan	—	243,569,456	—	243,569,456
Luxembourg	—	11,460,289	—	11,460,289
Macau	—	167,523	—	167,523
Netherlands	—	86,049,008	—	86,049,008
New Zealand	—	357,108	—	357,108
Norway	—	19,170,011	—	19,170,011
Portugal	—	5,556,271	—	5,556,271
Singapore	—	12,524,890	—	12,524,890
South Africa	—	1,585,955	—	1,585,955
Spain	—	36,145,037	—	36,145,037
Sweden	—	31,846,789	—	31,846,789
Switzerland	—	123,093,089	—	123,093,089
United Kingdom	325	124,675,247	—	124,675,572
United States	—	1,121,967	—	1,121,967
Preferred Securities	—	4,090,153	—	4,090,153
Rights	—	4,414	—	4,414
Short-Term Securities
Money Market Funds	39,104,394	—	—	39,104,394

	$39,104,791	$1,174,273,094	$127,493	1,213,505,378

Investments valued at NAV(a)				2,613,380

				$1,216,118,758

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage International Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(1,276,343)	$—	$—	$(1,276,343)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments May 31, 2023	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Axon Enterprise, Inc.(a)	17,441	$3,364,543
Lockheed Martin Corp.	633	281,059

		3,645,602

Automobiles — 1.9%
Tesla, Inc.(a)	89,222	18,195,042

Beverages — 2.6%
Coca-Cola Co.	51,928	3,098,024
PepsiCo, Inc.	116,054	21,162,447

		24,260,471

Biotechnology — 2.0%
AbbVie, Inc.	20,585	2,839,906
Amgen, Inc.	26,331	5,809,935
Horizon Therapeutics PLC(a)	9,466	946,884
Incyte Corp.(a)	63,660	3,918,273
Neurocrine Biosciences, Inc.(a)	5,748	514,618
Regeneron Pharmaceuticals, Inc.(a)	3,219	2,367,768
Seagen, Inc.(a)	4,464	873,605
Ultragenyx Pharmaceutical, Inc.(a)	31,391	1,549,460

		18,820,449

Broadline Retail — 6.0%
Amazon.com, Inc.(a)	390,088	47,036,811
Coupang, Inc., Class A(a)	53,129	828,813
eBay, Inc.	135,567	5,767,020
Etsy, Inc.(a)	23,562	1,909,700
MercadoLibre, Inc.(a)	1,060	1,313,340

		56,855,684

Building Products — 0.9%
Allegion PLC	51,610	5,405,632
Trane Technologies PLC	21,145	3,451,498

		8,857,130

Chemicals — 1.2%
Cabot Corp.	1	69
Ecolab, Inc.	68,227	11,260,866

		11,260,935

Commercial Services & Supplies — 0.7%
Cintas Corp.	14,412	6,804,482

Communications Equipment — 0.0%
Arista Networks, Inc.(a)	651	108,287

Construction & Engineering — 0.3%
AECOM	34,898	2,723,789

Consumer Finance — 0.6%
American Express Co.	36,315	5,758,106

Consumer Staples Distribution & Retail — 1.2%
Walmart, Inc.	78,588	11,542,220

Electrical Equipment — 0.1%
AMETEK, Inc.	4,883	708,377

Electronic Equipment, Instruments & Components — 1.0%
Flex Ltd.(a)	380,456	9,659,778

Entertainment — 0.1%
Electronic Arts, Inc.	827	105,856
ROBLOX Corp., Class A(a)	16,963	710,071
Spotify Technology SA(a)	3,046	453,550

		1,269,477

Security	Shares	Value

Financial Services — 3.6%
Block, Inc., Class A(a)	19,912	$1,202,486
Mastercard, Inc., Class A	40,418	14,753,378
PayPal Holdings, Inc.(a)	65,544	4,063,072
Visa, Inc., Class A	64,462	14,248,036

		34,266,972

Food Products — 1.2%
Archer-Daniels-Midland Co.	5,535	391,048
Hershey Co.	41,658	10,818,582

		11,209,630

Ground Transportation — 0.3%
Lyft, Inc., Class A(a)	113,199	1,021,055
Uber Technologies, Inc.(a)	47,850	1,814,950

		2,836,005

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	48,622	4,959,444
Boston Scientific Corp.(a)	232,625	11,975,535
IDEXX Laboratories, Inc.(a)	7,556	3,511,802
Stryker Corp.	1,208	332,901

		20,779,682

Health Care Providers & Services — 4.6%
Cigna Group	32,155	7,955,469
CVS Health Corp.	88,342	6,009,906
Elevance Health, Inc.	14,233	6,373,822
UnitedHealth Group, Inc.	47,112	22,954,851

		43,294,048

Health Care Technology — 0.0%
Teladoc Health, Inc.(a)	11,046	255,715

Hotels, Restaurants & Leisure — 1.3%
Caesars Entertainment, Inc.(a)	60,514	2,481,679
Darden Restaurants, Inc.	10,841	1,718,515
DraftKings, Inc., Class A(a)	10,099	235,711
MGM Resorts International	12,858	505,191
Starbucks Corp.	13,905	1,357,684
Travel + Leisure Co.	91,289	3,329,310
Wingstop, Inc.	997	198,762
Yum! Brands, Inc.	22,777	2,931,172

		12,758,024

Household Durables — 0.2%
TopBuild Corp.(a)	10,019	2,020,431

Household Products — 1.4%
Kimberly-Clark Corp.	60,781	8,161,673
Procter & Gamble Co.	35,074	4,998,045

		13,159,718

Industrial Conglomerates — 1.0%
Honeywell International, Inc.	51,530	9,873,148

Insurance — 0.5%
Marsh & McLennan Cos., Inc.	15,222	2,636,146
MetLife, Inc.	50,287	2,491,721

		5,127,867

Interactive Media & Services — 6.6%
Alphabet, Inc., Class A(a)(b)	172,628	21,210,802
Alphabet, Inc., Class C, NVS(a)	209,477	25,843,177
Match Group, Inc.(a)	62,474	2,155,353
Meta Platforms, Inc., Class A(a)	38,646	10,230,369
Pinterest, Inc., Class A(a)	73,034	1,748,434
Snap, Inc., Class A, NVS(a)	153,783	1,568,587

		62,756,722

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 2.3%
Accenture PLC, Class A	25,068	$7,668,803
Gartner, Inc.(a)	17,840	6,116,622
VeriSign, Inc.(a)	36,461	8,142,470
Wix.com Ltd.(a)	4,686	357,167

		22,285,062

Life Sciences Tools & Services — 1.8%
Agilent Technologies, Inc.	96,891	11,207,382
Danaher Corp.	23,806	5,466,334
Mettler-Toledo International, Inc.(a)	347	458,689

		17,132,405

Machinery — 3.1%
Caterpillar, Inc.	6,130	1,261,248
Cummins, Inc.	5,413	1,106,471
Deere & Co.	38,916	13,464,158
Illinois Tool Works, Inc.	40,147	8,781,353
Xylem, Inc.	46,746	4,683,949

		29,297,179

Media — 0.2%
Fox Corp., Class A, NVS	68,835	2,147,652

Oil, Gas & Consumable Fuels — 0.0%
ConocoPhillips	1,592	158,086

Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co.	159,956	10,307,565

Professional Services — 0.8%
Automatic Data Processing, Inc.	19,674	4,111,669
Insperity, Inc.	7,320	810,471
Paychex, Inc.	7,071	741,960
Paycom Software, Inc.	7,903	2,213,867

		7,877,967

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class A(a)	163	7,301

Retail REITs — 0.1%
Simon Property Group, Inc.	10,989	1,155,493

Semiconductors & Semiconductor Equipment — 9.7%
Advanced Micro Devices, Inc.(a)	8,034	949,699
Analog Devices, Inc.	35,148	6,245,448
Applied Materials, Inc.	126,167	16,818,061
Intel Corp.	122,107	3,839,044
Lattice Semiconductor Corp.(a)	64,926	5,279,133
MaxLinear, Inc.(a)	18,206	531,798
NVIDIA Corp.	140,136	53,019,054
NXP Semiconductors NV	9,732	1,743,001
QUALCOMM, Inc.	35,553	4,032,066

		92,457,304

Software — 19.5%
Adobe, Inc.(a)	42,750	17,860,523
Autodesk, Inc.(a)	13,991	2,789,666
Box, Inc., Class A(a)	14,325	403,535
Cadence Design Systems, Inc.(a)	6,897	1,592,586
Fortinet, Inc.(a)	115,354	7,882,139
FreedomPay, Inc.(a)(c)	43,051	—
Intuit, Inc.	15,040	6,303,565
Manhattan Associates, Inc.(a)	35,760	6,487,579
Microsoft Corp.	311,518	102,299,396
Palo Alto Networks, Inc.(a)	4,410	941,050
RingCentral, Inc., Class A(a)	70,439	2,444,233
Salesforce, Inc.(a)	40,766	9,106,309

Security	Shares	Value

Software (continued)
ServiceNow, Inc.(a)	23,253	$12,667,769
Splunk, Inc.(a)	47,477	4,713,991
Synopsys, Inc.(a)	5,307	2,414,473
Teradata Corp.(a)	52,159	2,444,171
VMware, Inc., Class A(a)	4,788	652,557
Workday, Inc., Class A(a)	15,519	3,289,873
Zoom Video Communications, Inc., Class A(a)	21,657	1,453,834

		185,747,249

Specialized REITs — 0.4%
SBA Communications Corp.	18,736	4,155,270

Specialty Retail — 3.1%
AutoZone, Inc.(a)	74	176,626
Best Buy Co., Inc.	12,897	937,225
Dick’s Sporting Goods, Inc.	19,339	2,465,916
Five Below, Inc.(a)	13,241	2,284,337
Home Depot, Inc.	2,147	608,567
Lowe’s Cos., Inc.	26,924	5,415,224
Penske Automotive Group, Inc.	11,799	1,630,858
TJX Cos., Inc.	191,863	14,733,160
Wayfair, Inc., Class A(a)	31,515	1,270,685

		29,522,598

Technology Hardware, Storage & Peripherals — 12.3%
Apple Inc.	599,959	106,342,733
Dell Technologies, Inc., Class C	12,667	567,608
Hewlett Packard Enterprise Co.	558,760	8,057,319
HP, Inc.	69,414	2,017,171

		116,984,831

Textiles, Apparel & Luxury Goods — 1.7%
Crocs, Inc.(a)	13,189	1,480,861
Lululemon Athletica, Inc.(a)	30,684	10,184,940
NIKE, Inc., Class B	40,785	4,293,029

		15,958,830

Trading Companies & Distributors — 1.1%
WW Grainger, Inc.	16,622	10,788,010

Total Long-Term Investments — 99.1% (Cost: $632,033,704)		944,790,593

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(d)(e)	6,109,397	6,109,397
SL Liquidity Series, LLC, Money Market Series, 5.32%(d)(e)(f)	12,171,918	12,171,918

Total Short-Term Securities — 1.9% (Cost: $18,282,497)		18,281,315

Total Investments — 101.0% (Cost: $650,316,201)		963,071,908

Liabilities in Excess of Other Assets — (1.0)%		(9,956,619)

Net Assets — 100.0%		$953,115,289

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Growth Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,039,456	$—		$(1,930,059	)(a)	$—	$—	$6,109,397	6,109,397	$294,631		$—
SL Liquidity Series, LLC, Money Market Series	1,498,897	10,670,948	(a)	—		3,300	(1,227)	12,171,918	12,171,918	7,555	(b)	—

						$3,300	$(1,227)	$18,281,315		$302,186		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NASDAQ 100 E-Mini Index	33	06/16/23	$9,438	$407,128

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$407,128	$—	$—	$—	$407,128

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$222,696	$—	$—	$—	$222,696

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$727,458	$—	$—	$—	$727,458

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Growth Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$9,819,101

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$944,790,593	$—	$—	$944,790,593
Short-Term Securities
Money Market Funds	6,109,397	—	—	6,109,397

	$950,899,990	$—	$—	950,899,990

Investments valued at NAV(a)				12,171,918

				$963,071,908

Derivative Financial Instruments(b)
Assets
Equity Contracts	$407,128	$—	$—	$407,128

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Ducommun, Inc.(a)	12,607	$516,383
HEICO Corp., Class A	7,477	911,073
Kratos Defense & Security Solutions, Inc.(a)	130,030	1,708,594
Moog, Inc., Class A	179,080	17,408,367
Parsons Corp.(a)	212,364	9,490,547
V2X, Inc.(a)(b)	42,269	1,743,596

		31,778,560

Air Freight & Logistics — 0.4%
Hub Group, Inc., Class A(a)	175,760	12,928,906

Automobile Components — 1.9%
Adient PLC(a)	349,344	11,769,399
Cooper-Standard Holdings, Inc.(a)(b)	87,633	952,571
Dana, Inc.	311,556	4,009,726
Fox Factory Holding Corp.(a)(b)	31,817	2,829,168
Gentherm, Inc.(a)	889	48,859
Goodyear Tire & Rubber Co.(a)	329,461	4,523,499
Modine Manufacturing Co.(a)	448,813	12,248,107
Patrick Industries, Inc.	57,331	3,756,900
Standard Motor Products, Inc.	29,740	1,050,417
Stoneridge, Inc.(a)	23,646	386,849
Visteon Corp.(a)	182,159	24,332,799

		65,908,294

Automobiles — 0.2%
Winnebago Industries, Inc.	148,732	8,275,448

Banks — 6.2%
Amalgamated Financial Corp.	179,252	2,548,963
Ameris Bancorp	3,934	124,157
Bank of Marin Bancorp	26,500	428,505
BankFinancial Corp.	46,408	343,419
Bar Harbor Bankshares	7,222	170,656
Business First Bancshares, Inc.	81,282	1,184,279
Capital Bancorp, Inc.	416	7,068
Capital City Bank Group, Inc.	190,044	5,714,623
Capstar Financial Holdings, Inc.	88,382	1,065,003
Carter Bankshares, Inc.(a)	32,813	462,663
Central Valley Community Bancorp	2,206	31,833
Colony Bankcorp, Inc.	2,188	20,348
Community Trust Bancorp, Inc.	47,201	1,590,674
ConnectOne Bancorp, Inc.	103,963	1,411,818
Enterprise Bancorp, Inc.	5,658	150,390
Enterprise Financial Services Corp.	163,614	6,646,001
FB Financial Corp.	223,642	5,962,296
Financial Institutions, Inc.	74,698	1,173,506
First Bancshares, Inc.	121,896	3,174,172
First Bank	23,460	240,700
First Busey Corp.	94,248	1,762,438
First Business Financial Services, Inc.	45,180	1,209,469
First Community Bankshares, Inc.	70,421	1,877,424
First Financial Corp.	62,192	2,017,508
First Financial Northwest, Inc.	119,721	1,215,168
First Foundation, Inc.	79,525	308,557
First Internet Bancorp	18,541	227,683
First Interstate BancSystem, Inc., Class A	109,587	2,416,393
First Merchants Corp.	2,472	65,384
First United Corp.	31,812	414,192
FS Bancorp, Inc.	1,488	42,259
Fulton Financial Corp.	676,673	7,551,671
Great Southern Bancorp, Inc.	2,297	111,703
Hancock Whitney Corp.	707,847	25,857,651

Security	Shares	Value

Banks (continued)
HBT Financial, Inc.	166,056	$2,922,586
Heartland Financial U.S.A., Inc.	1,008,255	27,817,755
Heritage Commerce Corp.	323,494	2,355,036
Heritage Financial Corp.	15,039	245,888
HomeTrust Bancshares, Inc.	129,741	2,541,626
Horizon Bancorp, Inc.	588,054	5,227,800
Independent Bank Corp.	123,859	2,025,095
Independent Bank Group, Inc.	4,264	142,290
Lakeland Bancorp, Inc.	318,353	4,141,773
Mercantile Bank Corp.	59,438	1,547,171
Meridian Corp.	440	4,242
Mid Penn Bancorp, Inc.	67,390	1,494,710
Midland States Bancorp, Inc.	315,119	6,094,401
MidWestOne Financial Group, Inc.	18,659	352,282
National Bank Holdings Corp., Class A	44,769	1,339,936
Northrim BanCorp, Inc.	121,150	4,592,796
OceanFirst Financial Corp.	1,023,190	14,529,298
Old National Bancorp	191,523	2,378,716
Origin Bancorp, Inc.	120,680	3,433,346
PacWest Bancorp	153,403	989,449
Peapack-Gladstone Financial Corp.	70,467	1,859,624
Ponce Financial Group, Inc.(a)	3,824	28,986
Premier Financial Corp.	265,726	3,704,220
Primis Financial Corp.	5,858	43,173
Republic Bancorp, Inc., Class A	34,469	1,452,524
Republic First Bancorp, Inc.(a)(b)	1,239,066	1,635,567
Riverview Bancorp, Inc.	220,282	1,030,920
Sandy Spring Bancorp, Inc.	205,830	4,310,080
Seacoast Banking Corp. of Florida	30,580	632,394
Shore Bancshares, Inc.	95,427	1,074,508
Sierra Bancorp	89,351	1,428,722
SmartFinancial, Inc.	45,577	961,675
South Plains Financial, Inc.	80,440	1,782,550
Southern First Bancshares, Inc.(a)	30,541	701,527
Summit Financial Group, Inc.	17,069	325,335
Timberland Bancorp, Inc.	1,505	35,458
Towne Bank	209,236	4,862,645
UMB Financial Corp.	89,755	5,083,723
United Bankshares, Inc.	46,720	1,374,502
Univest Financial Corp.	193,368	3,428,415
Veritex Holdings, Inc.	70,210	1,212,527
Washington Trust Bancorp, Inc.	105,662	2,690,155
WesBanco, Inc.	420,631	10,154,032
Western New England Bancorp, Inc.	6,620	37,469
Wintrust Financial Corp.	25,468	1,619,001

		213,174,502

Beverages — 1.2%
Celsius Holdings, Inc.(a)	8,749	1,098,262
Coca-Cola Consolidated, Inc.	6,349	4,201,387
Duckhorn Portfolio, Inc.(a)	21,147	275,545
MGP Ingredients, Inc.	178,811	16,997,774
Primo Water Corp.	1,475,149	18,985,168
Vita Coco Co., Inc.(a)	5,762	153,730

		41,711,866

Biotechnology — 8.6%
2seventy bio, Inc.(a)	61,019	726,736
4D Molecular Therapeutics, Inc.(a)	84,325	1,548,207
ACADIA Pharmaceuticals, Inc.(a)	90,534	2,127,549
ACELYRIN, Inc.(a)	58,888	1,065,873
Agenus, Inc.(a)	829,374	1,293,823
Agios Pharmaceuticals, Inc.(a)	128,322	3,243,980
Alector, Inc.(a)(b)	705,447	5,248,526

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Alkermes PLC(a)	544,977	$15,766,185
Allakos, Inc.(a)(b)	222,789	1,109,489
Allogene Therapeutics, Inc.(a)(b)	370,992	1,947,708
ALX Oncology Holdings, Inc.(a)	15,983	106,607
Amicus Therapeutics, Inc.(a)	113,806	1,281,456
Anika Therapeutics, Inc.(a)	27,066	733,218
Annexon, Inc.(a)(b)	41,893	125,260
Apellis Pharmaceuticals, Inc.(a)	123,286	10,584,103
Applied Molecular Transport, Inc.(a)	65,272	17,375
Arcus Biosciences, Inc.(a)	225,984	4,641,711
Arrowhead Pharmaceuticals, Inc.(a)	67,961	2,338,538
ARS Pharmaceuticals, Inc.(a)	65	452
Atara Biotherapeutics, Inc.(a)	356,845	545,973
Atossa Therapeutics, Inc.(a)	340,502	316,667
Avidity Biosciences, Inc.(a)	74,332	789,406
Beam Therapeutics, Inc.(a)	239,376	7,636,094
BioAtla, Inc.(a)	109,863	346,068
Blueprint Medicines Corp.(a)(b)	249,406	14,096,427
Bridgebio Pharma, Inc.(a)	159,905	2,193,897
C4 Therapeutics, Inc.(a)	90,727	307,565
CareDx, Inc.(a)	107,164	855,169
Catalyst Pharmaceuticals, Inc.(a)	343,351	3,965,704
Coherus Biosciences, Inc.(a)	819,930	3,353,514
Crinetics Pharmaceuticals, Inc.(a)	55,834	1,218,856
Cyteir Therapeutics, Inc.(a)	2,314	5,322
Cytokinetics, Inc.(a)	58,196	2,193,407
Day One Biopharmaceuticals, Inc.(a)	32,601	433,593
Deciphera Pharmaceuticals, Inc.(a)	385,321	5,201,834
Denali Therapeutics, Inc.(a)(b)	410,368	12,401,321
Dyne Therapeutics, Inc.(a)	123,535	1,609,661
Editas Medicine, Inc.(a)	463,285	4,252,956
Emergent BioSolutions, Inc.(a)(b)	400,790	3,418,739
Enanta Pharmaceuticals, Inc.(a)	87,409	2,052,363
Fate Therapeutics, Inc.(a)(b)	1,222,317	6,172,701
FibroGen, Inc.(a)(b)	247,931	4,276,810
Foghorn Therapeutics, Inc.(a)	601	3,780
G1 Therapeutics, Inc.(a)	5,173	13,139
Halozyme Therapeutics, Inc.(a)	283,790	9,203,310
Heron Therapeutics, Inc.(a)(b)	631,869	720,331
Homology Medicines, Inc.(a)	191,198	186,743
Ideaya Biosciences, Inc.(a)	37,320	852,389
ImmunoGen, Inc.(a)	127,306	1,736,454
Insmed, Inc.(a)	49,950	950,549
Intellia Therapeutics, Inc.(a)(b)	324,844	12,103,687
Intercept Pharmaceuticals, Inc.(a)	268,150	2,826,301
Iovance Biotherapeutics, Inc.(a)	14,192	124,038
Ironwood Pharmaceuticals, Inc., Class A(a)	1,059,529	11,527,676
iTeos Therapeutics, Inc.(a)	105,814	1,722,652
IVERIC bio, Inc.(a)	118,095	4,458,086
Jounce Therapeutics, Inc., CVR(a)(c)	10,334	310
Karuna Therapeutics, Inc.(a)	33,535	7,597,354
Karyopharm Therapeutics, Inc.(a)	660,486	1,492,698
Kiniksa Pharmaceuticals Ltd., Class A(a)	368,603	5,108,838
Kinnate Biopharma, Inc.(a)	9,740	41,882
Kodiak Sciences, Inc.(a)	478,909	2,839,930
Kronos Bio, Inc.(a)(b)	43,065	71,919
Krystal Biotech, Inc.(a)	2,778	327,387
Kura Oncology, Inc.(a)	112,091	1,493,052
Kymera Therapeutics, Inc.(a)(b)	77,727	2,288,283
MacroGenics, Inc.(a)	382,803	1,787,690
Madrigal Pharmaceuticals, Inc.(a)	6,840	1,904,324
MeiraGTx Holdings PLC(a)	31,227	214,842

Security	Shares	Value

Biotechnology (continued)
MiMedx Group, Inc.(a)(b)	9,827	$57,586
Mirum Pharmaceuticals, Inc.(a)	39,602	1,038,760
Myriad Genetics, Inc.(a)(b)	180,956	3,991,889
NextCure, Inc.(a)	169,789	292,037
Nkarta, Inc.(a)	128,764	594,890
Nurix Therapeutics, Inc.(a)	124,287	1,257,784
Olema Pharmaceuticals, Inc.(a)(b)	159,827	826,306
Passage Bio, Inc.(a)	143,703	136,662
PMV Pharmaceuticals, Inc.(a)(b)	266,837	1,427,578
Poseida Therapeutics, Inc.(a)	82,181	186,551
Precigen, Inc.(a)	121,854	145,006
Prometheus Biosciences, Inc.(a)	35,634	7,080,476
Protagonist Therapeutics, Inc.(a)	4,610	120,183
Prothena Corp. PLC(a)	10,875	722,426
PTC Therapeutics, Inc.(a)(b)	234,413	9,838,314
Puma Biotechnology, Inc.(a)	228,047	763,957
Recursion Pharmaceuticals, Inc., Class A(a)	167,395	1,468,054
REGENXBIO, Inc.(a)	491,474	8,468,097
Relay Therapeutics, Inc.(a)	435,024	4,846,167
Replimune Group, Inc.(a)	61,004	1,158,466
Rigel Pharmaceuticals, Inc.(a)	800,655	1,120,917
Sage Therapeutics, Inc.(a)(b)	13,112	649,044
Sana Biotechnology, Inc.(a)(b)	132,361	796,813
Sangamo Therapeutics, Inc.(a)	1,413,433	1,583,045
Scholar Rock Holding Corp.(a)	87,436	508,878
Seres Therapeutics, Inc.(a)(b)	89,697	444,000
Shattuck Labs, Inc.(a)	4,414	11,521
Surface Oncology, Inc.(a)	58,721	46,102
Sutro Biopharma, Inc.(a)(b)	372,079	1,670,635
TG Therapeutics, Inc.(a)	75,160	2,001,511
Travere Therapeutics, Inc.(a)	349,741	6,256,866
Twist Bioscience Corp.(a)(b)	584,044	8,848,267
Ultragenyx Pharmaceutical, Inc.(a)	53,540	2,642,734
UroGen Pharma Ltd.(a)	20,705	204,980
Vaxcyte, Inc.(a)	53,247	2,636,791
Veracyte, Inc.(a)(b)	365,566	9,460,848
Vericel Corp.(a)	59,888	1,923,603
Vir Biotechnology, Inc.(a)	217,682	5,805,579
Vor BioPharma, Inc.(a)(b)	2,295	10,787
Voyager Therapeutics, Inc.(a)(b)	52,831	601,745
Xencor, Inc.(a)(b)	74,904	2,029,898

		296,824,240

Building Products — 1.3%
AAON, Inc.	25,656	2,222,066
Apogee Enterprises, Inc.	63,446	2,341,792
Builders FirstSource, Inc.(a)	6,138	711,701
Caesarstone Ltd.	37,444	173,740
Gibraltar Industries, Inc.(a)	115,933	6,063,296
Janus International Group, Inc.(a)	390,457	3,447,735
JELD-WEN Holding, Inc.(a)	187,127	2,449,493
PGT Innovations, Inc.(a)(b)	86,136	2,142,202
UFP Industries, Inc.	338,765	26,457,547

		46,009,572

Capital Markets — 1.9%
Artisan Partners Asset Management, Inc., Class A	116,923	3,741,536
AssetMark Financial Holdings, Inc.(a)	109,215	3,066,757
Avantax, Inc.(a)	33,186	702,216
Cohen & Steers, Inc.	52,866	2,876,439
Federated Hermes, Inc., Class B	79,064	2,722,174
GCM Grosvenor, Inc., Class A	4,323	29,829
Greenhill & Co., Inc.	4,987	72,212
Hamilton Lane, Inc., Class A	116,686	7,924,146

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Houlihan Lokey, Inc., Class A	281,837	$24,607,188
Moelis & Co., Class A	104,676	3,964,080
StepStone Group, Inc., Class A	87,777	1,888,083
Stifel Financial Corp.	138,500	7,696,445
Victory Capital Holdings, Inc., Class A	236,654	7,329,174

		66,620,279

Chemicals — 1.2%
Alto Ingredients, Inc.(a)	20,776	41,760
Cabot Corp.	127,343	8,720,449
Ecovyst, Inc.(a)	75,394	756,956
HB Fuller Co.	51,656	3,251,229
Ingevity Corp.(a)(b)	55,616	2,624,519
Innospec, Inc.	46,332	4,279,223
Livent Corp.(a)	99,286	2,288,542
Quaker Chemical Corp.	38,824	7,369,183
Sensient Technologies Corp.	79,670	5,738,630
Stepan Co.	60,617	5,573,733

		40,644,224

Commercial Services & Supplies — 0.4%
ACCO Brands Corp.	129,287	625,749
BrightView Holdings, Inc.(a)	529,298	3,493,367
CECO Environmental Corp.(a)	64,924	698,582
CoreCivic, Inc.(a)	225,721	1,945,715
Healthcare Services Group, Inc.	278,266	3,759,374
Interface, Inc., Class A	66,937	463,873
Li-Cycle Holdings Corp.(a)(b)	38,087	179,771
Steelcase, Inc., Class A	500,171	3,246,110

		14,412,541

Communications Equipment — 0.5%
Calix, Inc.(a)	209,487	9,764,189
Digi International, Inc.(a)	23,183	833,429
Extreme Networks, Inc.(a)	305,467	6,292,620
NETGEAR, Inc.(a)	68,837	965,783

		17,856,021

Construction & Engineering — 2.9%
API Group Corp.(a)(b)	324,473	7,333,090
Comfort Systems U.S.A., Inc.(b)	114,541	16,949,777
Concrete Pumping Holdings, Inc.(a)	14,948	103,739
Dycom Industries, Inc.(a)(b)	94,693	9,604,711
EMCOR Group, Inc.	221,894	36,577,007
Fluor Corp.(a)	55,753	1,480,799
Matrix Service Co.(a)	86,768	469,415
MYR Group, Inc.(a)	102,404	13,056,510
Primoris Services Corp.	230,116	6,167,109
Sterling Infrastructure, Inc.(a)	162,886	7,504,158
Tutor Perini Corp.(a)(b)	230,142	1,242,767

		100,489,082

Construction Materials — 0.1%
Summit Materials, Inc., Class A(a)	119,761	3,788,040

Consumer Finance — 0.9%
Enova International, Inc.(a)	241,153	11,218,438
EZCORP, Inc., Class A, NVS(a)	102,164	852,048
FirstCash Holdings, Inc.	89,155	8,785,334
LendingClub Corp.(a)	162,385	1,331,557
LendingTree, Inc.(a)	170,831	3,124,499
Oportun Financial Corp.(a)	49,135	281,543
PROG Holdings, Inc.(a)(b)	101,127	3,299,774
Regional Management Corp.	102,343	2,676,269

		31,569,462

Security	Shares	Value

Consumer Staples Distribution & Retail — 0.0%
SpartanNash Co.	23,694	$542,593

Containers & Packaging — 0.0%
Pactiv Evergreen, Inc.	6,382	44,802

Diversified Consumer Services — 1.1%
2U, Inc.(a)	34,561	138,244
American Public Education, Inc.(a)	75,029	375,895
Chegg, Inc.(a)	335,632	3,013,975
Duolingo, Inc., Class A(a)	35,350	5,287,300
Frontdoor, Inc.(a)	293,470	9,047,680
Laureate Education, Inc., Class A	1,365,427	16,521,667
OneSpaWorld Holdings Ltd.(a)	168,791	1,760,490

		36,145,251

Diversified REITs — 0.4%
Alexander & Baldwin, Inc.	100,108	1,833,979
American Assets Trust, Inc.	493,757	9,406,071
Armada Hoffler Properties, Inc.	150,856	1,665,450
Empire State Realty Trust, Inc., Class A	208,150	1,284,285

		14,189,785

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)(b)	237,914	2,831,177
EchoStar Corp., Class A(a)	271,141	4,275,894
IDT Corp., Class B(a)	36,501	1,109,265
Iridium Communications, Inc.	50,621	3,039,285
Liberty Latin America Ltd., Class A(a)	41,610	304,585
Liberty Latin America Ltd., Class C, NVS(a)	69,012	503,788
Ooma, Inc.(a)	427,083	5,688,745

		17,752,739

Electric Utilities — 0.3%
Portland General Electric Co.	201,945	9,840,780

Electrical Equipment — 1.0%
Allied Motion Technologies, Inc.	349	11,842
Atkore, Inc.(a)(b)	210,068	24,529,640
Bloom Energy Corp., Class A(a)(b)	493,890	6,776,171
EnerSys	1,690	164,386
LSI Industries, Inc.	69,858	812,449
Shoals Technologies Group, Inc., Class A(a)	40,524	951,909
SunPower Corp.(a)(b)	99,378	1,053,407
Sunrun, Inc.(a)	39,732	700,872
Thermon Group Holdings, Inc.(a)	14,667	336,461

		35,337,137

Electronic Equipment, Instruments & Components — 3.0%
Advanced Energy Industries, Inc.	5,144	504,884
Badger Meter, Inc.	654	90,167
Belden, Inc.	146,091	12,781,501
Benchmark Electronics, Inc.	197,688	4,667,414
ePlus, Inc.(a)	187,006	9,236,226
Fabrinet(a)	74,931	8,483,688
Insight Enterprises, Inc.(a)	135,149	18,274,848
Itron, Inc.(a)	3,927	265,976
Napco Security Technologies, Inc.	26,185	973,820
OSI Systems, Inc.(a)	51,405	6,117,709
PC Connection, Inc.	196,486	8,835,975
Plexus Corp.(a)	6,985	633,400
Sanmina Corp.(a)	546,905	29,007,841
ScanSource, Inc.(a)	134,514	3,868,623

		103,742,072

Energy Equipment & Services — 1.9%
Archrock, Inc.	512,848	4,615,632
Borr Drilling Ltd.(a)(b)	982,945	6,733,173

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
ChampionX Corp.	146,860	$3,709,684
Forum Energy Technologies, Inc.(a)	1,255	26,769
Helix Energy Solutions Group, Inc.(a)	279,762	1,756,905
Helmerich & Payne, Inc.	243,149	7,508,441
Liberty Energy, Inc., Class A	1,296,447	15,220,288
Nabors Industries Ltd.(a)	21,936	1,836,043
Newpark Resources, Inc.(a)	2,233	7,726
Oil States International, Inc.(a)	349,620	2,223,583
Patterson-UTI Energy, Inc.	926,728	9,026,331
ProPetro Holding Corp.(a)	1,361,507	9,081,252
Solaris Oilfield Infrastructure, Inc., Class A	147,456	1,080,852
U.S. Silica Holdings, Inc.(a)	283,923	3,216,848

		66,043,527

Entertainment — 0.1%
Cinemark Holdings, Inc.(a)	107,196	1,716,208
Eros Media World PLC, Class A(a)	23,977	5,035
IMAX Corp.(a)	6,824	118,328
Lions Gate Entertainment Corp., Class A(a)(b)	93,518	963,236
Marcus Corp.	32,975	503,858
Sciplay Corp., Class A(a)	62,608	1,213,969

		4,520,634

Financial Services — 2.2%
Burford Capital Ltd.	35,022	464,392
Essent Group Ltd.	453,541	20,032,906
Federal Agricultural Mortgage Corp., Class C, NVS	116,025	15,525,305
Marqeta, Inc., Class A(a)	774,455	3,709,640
Merchants Bancorp	40,606	928,253
MoneyGram International, Inc.(a)	87,484	961,449
NMI Holdings, Inc., Class A(a)	378,542	9,520,331
Paysafe Ltd.(a)	185,991	1,796,673
Radian Group, Inc.	75,658	1,932,305
Repay Holdings Corp., Class A(a)	328,432	2,078,975
Star Holdings(a)	18,592	288,176
StoneCo Ltd., Class A(a)	1,345,061	16,853,614

		74,092,019

Food Products — 1.2%
Cal-Maine Foods, Inc.	126,749	6,026,915
Hostess Brands, Inc., Class A(a)(b)	447,114	11,124,196
Lancaster Colony Corp.	55,358	10,882,276
Seneca Foods Corp., Class A(a)	12,659	585,352
Sovos Brands, Inc.(a)(b)	271,642	5,158,482
SunOpta, Inc.(a)	493,670	3,322,399
Vital Farms, Inc.(a)(b)	399,684	5,791,421
Whole Earth Brands, Inc., Class A(a)	21,862	63,181

		42,954,222

Gas Utilities — 0.9%
Brookfield Infrastructure Corp., Class A	249,351	11,495,081
New Jersey Resources Corp.	342,984	16,617,575
Spire, Inc.	70,261	4,536,753

		32,649,409

Ground Transportation — 0.3%
Covenant Logistics Group, Inc., Class A	141,404	5,397,391
Saia, Inc.(a)	14,799	4,205,284
Universal Logistics Holdings, Inc.	42	1,115

		9,603,790

Health Care Equipment & Supplies — 3.7%
Accuray, Inc.(a)	351,839	1,298,286
Alphatec Holdings, Inc.(a)	3,610	54,728
AngioDynamics, Inc.(a)	166,150	1,571,779
Artivion, Inc.(a)(b)	122,441	1,834,166

Security	Shares	Value

Health Care Equipment & Supplies (continued)
AtriCure, Inc.(a)	78,329	$3,522,455
Atrion Corp.	4,256	2,214,652
Axogen, Inc.(a)(b)	14,860	126,310
Axonics, Inc.(a)	3,241	156,832
Cerus Corp.(a)	258,159	552,460
Glaukos Corp.(a)	19,401	1,106,245
Haemonetics Corp.(a)	44,866	3,795,664
Heska Corp.(a)	14,997	1,795,591
Inari Medical, Inc.(a)	4,595	277,538
Inogen, Inc.(a)	20,646	217,402
Inspire Medical Systems, Inc.(a)	49,715	14,541,140
iRadimed Corp.	1,215	57,141
Lantheus Holdings, Inc.(a)	54,152	4,689,022
LeMaitre Vascular, Inc.	30,240	1,900,282
LivaNova PLC(a)	227,087	10,055,412
Merit Medical Systems, Inc.(a)(b)	394,709	32,524,022
Neogen Corp.(a)	51,379	898,619
NeuroPace, Inc.(a)	911	4,054
Nevro Corp.(a)	125,592	3,461,315
NuVasive, Inc.(a)	133,971	5,112,333
Omnicell, Inc.(a)	65,699	4,823,621
OraSure Technologies, Inc.(a)	567,337	2,853,705
Orthofix Medical, Inc.(a)	20,496	383,070
Paragon 28, Inc.(a)	21,469	386,013
Shockwave Medical, Inc.(a)	50,449	13,878,015
SI-BONE, Inc.(a)	28,215	710,454
STAAR Surgical Co.(a)	59,696	3,463,562
Tactile Systems Technology, Inc.(a)	269,889	5,673,067
Varex Imaging Corp.(a)	214,678	4,731,503

		128,670,458

Health Care Providers & Services — 2.3%
23andMe Holding Co., Class A(a)	37,161	71,349
Accolade, Inc.(a)(b)	92,820	1,117,553
Addus HomeCare Corp.(a)	11,427	1,030,144
Alignment Healthcare, Inc.(a)	83,916	492,587
Aveanna Healthcare Holdings, Inc.(a)	142,707	168,394
Brookdale Senior Living, Inc.(a)	280,102	966,352
CorVel Corp.(a)	10,005	1,955,377
Cross Country Healthcare, Inc.(a)(b)	32,718	834,309
Ensign Group, Inc.	190,832	16,909,624
HealthEquity, Inc.(a)	216,778	11,879,434
Hims & Hers Health, Inc., Class A(a)	54,817	490,064
Joint Corp.(a)	29,560	419,161
National HealthCare Corp.	7,356	446,509
NeoGenomics, Inc.(a)	174,819	3,003,390
OPKO Health, Inc.(a)(b)	771,912	1,072,958
Option Care Health, Inc.(a)	617,172	17,003,089
Pediatrix Medical Group, Inc.(a)	1,990	26,467
PetIQ, Inc., Class A(a)(b)	49,355	628,289
Privia Health Group, Inc.(a)(b)	286,121	7,138,719
Progyny, Inc.(a)(b)	307,060	11,437,985
Viemed Healthcare, Inc.(a)	191,743	1,827,311

		78,919,065

Health Care REITs — 0.0%
Diversified Healthcare Trust	321,411	437,119

Health Care Technology — 0.9%
American Well Corp., Class A(a)	1,209,527	2,673,055
Evolent Health, Inc., Class A(a)	276,208	8,048,701
Health Catalyst, Inc.(a)	236,147	2,659,015
HealthStream, Inc.	31,481	724,693
NextGen Healthcare, Inc.(a)	115,752	1,802,259

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Phreesia, Inc.(a)	113,839	$3,417,447
Sharecare, Inc., Class A(a)	71,693	106,822
Veradigm, Inc.(a)	868,772	10,234,134

		29,666,126

Hotel & Resort REITs — 1.1%
Apple Hospitality REIT, Inc.	444,991	6,465,719
Braemar Hotels & Resorts, Inc.	2,078,595	8,501,454
Chatham Lodging Trust	147,940	1,389,157
Hersha Hospitality Trust, Class A	198,072	1,146,837
RLJ Lodging Trust	994,253	10,220,921
Ryman Hospitality Properties, Inc.	121,028	11,101,898
Summit Hotel Properties, Inc.	24,848	162,754

		38,988,740

Hotels, Restaurants & Leisure — 2.9%
Accel Entertainment, Inc., Class A(a)	225,297	2,102,021
Bally’s Corp.(a)(b)	217,542	2,956,396
BJ’s Restaurants, Inc.(a)	150,735	4,488,888
Carrols Restaurant Group, Inc.(a)	133,550	734,525
Chuy’s Holdings, Inc.(a)	963	35,477
Dave & Buster’s Entertainment, Inc.(a)(b)	219,154	7,045,801
El Pollo Loco Holdings, Inc.	145,520	1,330,053
Everi Holdings, Inc.(a)(b)	110,074	1,530,029
Fiesta Restaurant Group, Inc.(a)	710	5,105
Hilton Grand Vacations, Inc.(a)(b)	400,987	17,142,194
Monarch Casino & Resort, Inc.	78,987	5,125,467
Noodles & Co., Class A(a)	5,195	17,403
Papa John’s International, Inc.	90,358	6,334,999
PlayAGS, Inc.(a)	117,959	629,901
Red Rock Resorts, Inc., Class A	4,677	213,224
Ruth’s Hospitality Group, Inc.	4,749	101,771
Shake Shack, Inc., Class A(a)	43,746	2,894,673
Texas Roadhouse, Inc.	199,299	21,504,362
Wingstop, Inc.	123,663	24,653,456

		98,845,745

Household Durables — 1.6%
Century Communities, Inc.	49,545	3,152,548
Ethan Allen Interiors, Inc.	167,391	4,189,797
GoPro, Inc., Class A(a)	235,993	991,171
Hooker Furnishings Corp.	29,218	433,887
Installed Building Products, Inc.	184,075	19,243,201
iRobot Corp.(a)	40,925	1,450,791
La-Z-Boy, Inc.	90,532	2,419,015
Skyline Champion Corp.(a)	21,737	1,263,572
Taylor Morrison Home Corp., Class A(a)	378,338	16,052,881
Tri Pointe Homes, Inc.(a)(b)	155,491	4,541,892
Universal Electronics, Inc.(a)	2,657	21,442

		53,760,197

Household Products — 0.3%
Central Garden & Pet Co.(a)	15,079	547,368
Central Garden & Pet Co., Class A, NVS(a)	240,842	8,272,923
Oil-Dri Corp. of America	1,758	66,751

		8,887,042

Independent Power and Renewable Electricity Producers — 1.3%
Brookfield Renewable Corp., Class A	161,541	5,424,547
Clearway Energy, Inc., Class A	605,422	16,636,996
Clearway Energy, Inc., Class C	800,102	22,986,930
Spruce Power Holding Corp.(a)	883	663
Sunnova Energy International, Inc.(a)	30,509	538,789

		45,587,925

Security	Shares	Value

Industrial REITs — 0.8%
First Industrial Realty Trust, Inc.	115,739	$6,016,113
Industrial Logistics Properties Trust	199,166	360,491
Terreno Realty Corp.	350,055	21,468,873

		27,845,477

Insurance — 2.0%
Ambac Financial Group, Inc.(a)	209,580	2,919,449
Argo Group International Holdings Ltd.	48,496	1,421,418
CNO Financial Group, Inc.	387,564	8,414,014
Crawford & Co., Class A, NVS	2,074	20,491
Donegal Group, Inc., Class A	115,034	1,654,189
eHealth, Inc.(a)	165,028	1,104,037
Enstar Group Ltd.(a)	548	128,988
Genworth Financial, Inc., Class A(a)(b)	537,380	2,874,983
Goosehead Insurance, Inc., Class A(a)	31,069	1,714,387
Heritage Insurance Holdings, Inc.	132,072	583,758
Kinsale Capital Group, Inc.	84,571	25,623,322
MBIA, Inc.(a)	68,505	545,300
Mercury General Corp.	403,020	12,094,630
NI Holdings, Inc.(a)	208	2,850
Oscar Health, Inc., Class A(a)	794,337	5,830,434
Selective Insurance Group, Inc.	10,763	1,041,105
Selectquote, Inc.(a)	228,116	364,986
Tiptree, Inc.	11,778	155,352
United Fire Group, Inc.	33,775	725,487
Universal Insurance Holdings, Inc.	20,547	294,849

		67,514,029

Interactive Media & Services — 1.8%
Bumble, Inc., Class A(a)	676,724	10,353,877
Cargurus, Inc., Class A(a)	147,447	2,770,529
DHI Group, Inc.(a)	13,808	50,537
Eventbrite, Inc., Class A(a)	692,160	5,025,082
EverQuote, Inc., Class A(a)(b)	97,431	887,596
Shutterstock, Inc.	419,001	20,853,680
TrueCar, Inc.(a)	239,959	542,307
Vimeo, Inc.(a)	1,100,723	4,039,653
Yelp, Inc.(a)	440,899	14,770,117
ZipRecruiter, Inc., Class A(a)(b)	152,597	2,360,676

		61,654,054

IT Services — 0.5%
Backblaze, Inc., Class A(a)	3,087	12,935
Brightcove, Inc.(a)	31,017	129,651
DigitalOcean Holdings, Inc.(a)	98,837	3,869,469
Fastly, Inc., Class A(a)	338,122	5,504,626
Grid Dynamics Holdings, Inc., Class A(a)	59,385	570,096
Hackett Group, Inc.	260,848	5,057,843
Information Services Group, Inc.	7,597	38,745
Perficient, Inc.(a)(b)	16,054	1,227,649
PFSweb, Inc.	2,866	12,381
Rackspace Technology, Inc.(a)	62,574	97,615
Squarespace, Inc., Class A(a)	48,810	1,434,526
Unisys Corp.(a)	41,411	162,745

		18,118,281

Leisure Products — 0.1%
Escalade, Inc.	103	1,197
MasterCraft Boat Holdings, Inc.(a)	58,247	1,543,546
Topgolf Callaway Brands Corp.(a)	131,563	2,245,780

		3,790,523

Life Sciences Tools & Services — 0.8%
AbCellera Biologics, Inc.(a)(b)	482,297	3,361,610
Adaptive Biotechnologies Corp.(a)	1,019,513	7,095,810

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Alpha Teknova, Inc.(a)	665	$2,553
BioLife Solutions, Inc.(a)	2,845	66,431
Codexis, Inc.(a)	408,209	902,142
CryoPort, Inc.(a)	25,348	466,657
Medpace Holdings, Inc.(a)	21,888	4,530,159
NanoString Technologies, Inc.(a)	315,312	1,857,188
Pacific Biosciences of California, Inc.(a)(b)	298,615	3,696,854
Personalis, Inc.(a)(b)	719,541	1,295,174
PhenomeX, Inc.(a)	270,366	189,256
Quanterix Corp.(a)	34,175	670,172
Quantum-Si, Inc., Class A(a)	94,983	143,424
Seer, Inc., Class A(a)	290,598	1,069,401
Singular Genomics Systems, Inc.(a)	130,459	137,634
SomaLogic, Inc., Class A(a)	165,038	500,065

		25,984,530

Machinery — 3.4%
Albany International Corp., Class A	1,410	119,737
Astec Industries, Inc.	114,588	4,223,714
CIRCOR International, Inc.(a)	18,407	533,435
Columbus McKinnon Corp.	17,243	629,025
Energy Recovery, Inc.(a)	44,194	1,052,259
EnPro Industries, Inc.	4,496	454,456
Federal Signal Corp.	2,760	146,252
Franklin Electric Co., Inc.	305,101	27,751,987
Gorman-Rupp Co.	1,130	27,041
John Bean Technologies Corp.	40,101	4,275,168
Kadant, Inc.	11,557	2,192,594
Kennametal, Inc.	298,847	7,447,267
Lindsay Corp.	20,590	2,425,502
Luxfer Holdings PLC	3,143	45,133
Manitowoc Co., Inc.(a)	490,002	7,031,529
Mueller Industries, Inc.	1,514	112,430
NN, Inc.(a)	1,027	1,807
SPX Technologies, Inc.(a)	136,757	10,442,764
Tennant Co.	1,592	116,375
Terex Corp.	316,042	14,654,868
Trinity Industries, Inc.	86,567	1,830,892
Wabash National Corp.	73,557	1,724,912
Watts Water Technologies, Inc., Class A	147,369	23,350,618
Xylem, Inc.	49,606	4,970,521

		115,560,286

Marine Transportation — 0.4%
Matson, Inc.	185,304	12,661,822

Media — 0.4%
Cardlytics, Inc.(a)	134,047	693,023
Clear Channel Outdoor Holdings, Inc.(a)	21,414	26,339
Entravision Communications Corp., Class A	330,956	1,366,848
EW Scripps Co., Class A, NVS(a)	198,653	1,565,386
Gray Television, Inc.	48,110	338,213
iHeartMedia, Inc., Class A(a)(b)	134,263	318,203
PubMatic, Inc., Class A(a)	4,708	82,625
TEGNA, Inc.	339,947	5,265,779
Thryv Holdings, Inc.(a)	141,725	3,302,193
Townsquare Media, Inc., Class A	77	742
WideOpenWest, Inc.(a)	21,344	162,215

		13,121,566

Metals & Mining — 1.8%
Arconic Corp.(a)	37,868	1,094,764
ATI, Inc.(a)	3,572	123,520
Atlas Lithium Corp.(a)(b)	5,904	125,991
Coeur Mining, Inc.(a)	1,752,026	5,256,078

Security	Shares	Value

Metals & Mining (continued)
Commercial Metals Co.	679,945	$29,067,649
Constellium SE, Class A(a)	540,048	8,046,715
Hecla Mining Co.(b)	179,071	954,448
Kaiser Aluminum Corp.	15,159	915,603
Materion Corp.	7,615	764,089
Novagold Resources, Inc.(a)(b)	692,220	3,564,933
Olympic Steel, Inc.	18,702	782,118
Perpetua Resources Corp.(a)	2,158	9,862
PolyMet Mining Corp.(a)	25,026	34,286
Ryerson Holding Corp.	28,083	954,541
Schnitzer Steel Industries, Inc., Class A	271,081	7,457,438
SunCoke Energy, Inc.	80,059	543,601
Warrior Met Coal, Inc.	68,992	2,261,558

		61,957,194

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Arbor Realty Trust, Inc.(b)	1,037,928	13,088,272
BrightSpire Capital, Inc., Class A	12,653	74,906
Great Ajax Corp.	186,759	1,027,174
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,879	138,333
Ladder Capital Corp., Class A	194,856	1,856,978
Nexpoint Real Estate Finance, Inc.	3,180	42,262

		16,227,925

Multi-Utilities — 0.1%
Black Hills Corp.	20,053	1,222,230
Unitil Corp.	27,840	1,466,890

		2,689,120

Office REITs — 1.0%
Brandywine Realty Trust	272,474	1,062,649
Corporate Office Properties Trust	732,043	16,705,221
Hudson Pacific Properties, Inc.	289,324	1,351,143
Orion Office REIT, Inc.	106,198	589,399
Paramount Group, Inc.	2,524,005	10,954,182
Piedmont Office Realty Trust, Inc., Class A	389,631	2,427,401

		33,089,995

Oil, Gas & Consumable Fuels — 3.8%
Ardmore Shipping Corp.	389,893	4,565,647
California Resources Corp.	83,345	3,128,771
Callon Petroleum Co.(a)(b)	29,569	905,698
Chord Energy Corp.	36,087	5,161,885
Civitas Resources, Inc.	145,247	9,702,500
CVR Energy, Inc.	12,001	280,943
DHT Holdings, Inc.	616,165	4,738,309
Energy Fuels, Inc.(a)	122,348	719,406
Equitrans Midstream Corp.	6,811	58,098
Evolution Petroleum Corp.	225,547	1,768,289
International Seaways, Inc.	53,086	1,913,750
Magnolia Oil & Gas Corp., Class A	1,131,345	21,868,899
Matador Resources Co.	196,741	8,650,702
Murphy Oil Corp.	546,059	19,002,853
Navigator Holdings Ltd.(a)(b)	4,014	51,459
Nordic American Tankers Ltd.	580,694	2,038,236
Ovintiv, Inc.	92,935	3,073,360
PBF Energy, Inc., Class A	118,058	4,345,715
Scorpio Tankers, Inc.	85,130	3,896,400
SFL Corp. Ltd.	34,956	299,923
SM Energy Co.	793,309	20,856,094
Teekay Tankers Ltd., Class A	66,402	2,399,104
World Fuel Services Corp.	480,172	10,981,534

		130,407,575

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Passenger Airlines — 0.2%
Allegiant Travel Co.(a)(b)	10,902	$1,062,836
Hawaiian Holdings, Inc.(a)	146,006	1,169,508
SkyWest, Inc.(a)	100,238	2,998,119
Spirit Airlines, Inc.	167,053	2,540,876

		7,771,339

Personal Care Products — 0.8%
BellRing Brands, Inc.(a)	49,614	1,816,865
elf Beauty, Inc.(a)	227,854	23,701,373
Nature’s Sunshine Products, Inc.(a)	1,259	14,076
USANA Health Sciences, Inc.(a)	19,817	1,202,297

		26,734,611

Pharmaceuticals — 2.6%
Aclaris Therapeutics, Inc.(a)	70,403	587,865
Amphastar Pharmaceuticals, Inc.(a)(b)	111,639	4,953,422
Arvinas, Inc.(a)(b)	164,039	3,580,971
Atea Pharmaceuticals, Inc.(a)	572,478	2,284,187
Collegium Pharmaceutical, Inc.(a)	123,836	2,733,061
Corcept Therapeutics, Inc.(a)(b)	497,240	11,680,168
Edgewise Therapeutics, Inc.(a)	46,540	470,985
Endo International PLC(a)	724,513	25,358
Harmony Biosciences Holdings, Inc.(a)	253,885	8,779,343
Intra-Cellular Therapies, Inc.(a)	115,545	6,861,062
Ligand Pharmaceuticals, Inc.(a)	15,740	1,103,059
Marinus Pharmaceuticals, Inc.(a)	22,422	159,420
Mind Medicine MindMed, Inc.(a)	16,675	59,030
Nektar Therapeutics(a)(b)	1,114,105	646,292
NGM Biopharmaceuticals, Inc.(a)	269,818	817,549
Nuvation Bio, Inc., Class A(a)	520,442	843,116
Pacira BioSciences, Inc.(a)(b)	130,291	4,954,967
Prestige Consumer Healthcare, Inc.(a)	351,003	20,087,902
Revance Therapeutics, Inc.(a)	41,242	1,260,356
Scilex Holding Co. (Acquired 03/05/21 - 01/09/23, cost $9,826,744), NVS(a)(b)(d)	430,177	2,493,431
Supernus Pharmaceuticals, Inc.(a)(b)	382,387	12,672,305
Tarsus Pharmaceuticals, Inc.(a)	46,878	785,207
Xeris Biopharma Holdings, Inc.(a)(b)	201,668	516,270

		88,355,326

Professional Services — 3.4%
ASGN, Inc.(a)	19,545	1,278,829
Conduent, Inc.(a)	1,042,091	3,157,536
CSG Systems International, Inc.	122,883	5,895,926
ExlService Holdings, Inc.(a)	164,534	24,834,762
Exponent, Inc.	139,300	12,720,876
Franklin Covey Co.(a)	85,261	3,147,836
Insperity, Inc.	421,834	46,705,461
KBR, Inc.	126,380	7,458,948
Kelly Services, Inc., Class A, NVS	158,609	2,772,485
Kforce, Inc.	152,159	8,762,837
Paylocity Holding Corp.(a)(b)	6,091	1,052,220
ShiftPixy, Inc.(a)	56	115

		117,787,831

Real Estate Management & Development — 0.4%
Compass, Inc., Class A(a)	236,904	876,545
eXp World Holdings, Inc.	38,744	596,270
FRP Holdings, Inc.(a)	30,057	1,587,310
Marcus & Millichap, Inc.	247,795	7,272,783
RMR Group, Inc., Class A	212,921	4,584,189

		14,917,097

Residential REITs — 0.4%
Bluerock Homes Trust, Inc., Class A(a)	4,196	67,136

Security	Shares	Value

Residential REITs (continued)
Elme Communities	136,486	$2,062,303
Independence Realty Trust, Inc.	329,522	5,690,845
NexPoint Residential Trust, Inc.	115,916	4,757,193

		12,577,477

Retail REITs — 1.3%
Acadia Realty Trust	722,377	9,296,992
Kite Realty Group Trust	1,283,719	24,955,497
Macerich Co.	323,282	3,116,438
Phillips Edison & Co., Inc.	132,261	3,836,892
RPT Realty	208,486	1,943,090

		43,148,909

Semiconductors & Semiconductor Equipment — 3.1%
Ambarella, Inc.(a)	114,830	8,304,506
Amkor Technology, Inc.	486,028	12,043,774
Axcelis Technologies, Inc.(a)	117,586	18,525,674
FormFactor, Inc.(a)	114,712	3,589,338
Ichor Holdings Ltd.(a)	66,431	2,012,859
inTEST Corp.(a)	2,850	58,710
Lattice Semiconductor Corp.(a)(b)	212,642	17,289,921
MaxLinear, Inc.(a)	272,472	7,958,907
Photronics, Inc.(a)	144,013	3,057,396
Power Integrations, Inc.	50,353	4,350,499
Rambus, Inc.(a)	42,918	2,745,035
Semtech Corp.(a)(b)	433,632	9,427,160
Silicon Laboratories, Inc.(a)	93,733	13,185,421
Synaptics, Inc.(a)	40,816	3,511,809

		106,061,009

Software — 5.7%
8x8, Inc.(a)	356,485	1,454,459
ACI Worldwide, Inc.(a)	494,123	11,270,946
Alarm.com Holdings, Inc.(a)	74,128	3,722,708
Appfolio, Inc., Class A(a)	48,137	6,890,812
Asana, Inc., Class A(a)(b)	241,201	5,759,880
BlackLine, Inc.(a)	105,192	5,477,347
Box, Inc., Class A(a)(b)	409,694	11,541,080
Cerence, Inc.(a)	37,444	1,067,903
Cleanspark, Inc.(a)	3,805	16,323
Clear Secure, Inc., Class A	72,224	1,784,655
CommVault Systems, Inc.(a)	9,827	684,844
Domo, Inc., Class B(a)	303,396	4,080,676
eGain Corp.(a)	1,996	14,471
EngageSmart, Inc.(a)	331,238	6,286,897
Everbridge, Inc.(a)	245,021	5,885,404
Expensify, Inc., Class A(a)	71,449	494,427
Intapp, Inc.(a)	44,021	1,860,768
Kaleyra, Inc.(a)(b)	5,344	14,856
LivePerson, Inc.(a)(b)	630,275	2,319,412
LiveRamp Holdings, Inc.(a)	249,139	6,064,043
MicroStrategy, Inc., Class A(a)	7,672	2,314,105
Model N, Inc.(a)	253,541	8,093,029
PagerDuty, Inc.(a)	455,043	12,381,720
PowerSchool Holdings, Inc., Class A(a)	49,534	938,174
PROS Holdings, Inc.(a)	216,103	6,552,243
Q2 Holdings, Inc.(a)	514,583	14,984,657
Rapid7, Inc.(a)	284,609	13,581,541
SEMrush Holdings, Inc., Class A(a)(b)	179,547	1,366,353
Sprout Social, Inc., Class A(a)(b)	106,523	4,613,511
SPS Commerce, Inc.(a)(b)	27,161	4,231,684
Stronghold Digital Mining, Inc., Class A(a)	3,728	23,337
Telos Corp.(a)	15,975	51,280
Tenable Holdings, Inc.(a)(b)	387,245	15,873,173

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Upland Software, Inc.(a)	73,172	$205,613
Varonis Systems, Inc.(a)	546,898	14,372,479
Verint Systems, Inc.(a)(b)	190,601	6,838,764
Vertex, Inc., Class A(a)	9,368	205,909
Workiva, Inc., Class A(a)	32,454	3,143,494
Yext, Inc.(a)	648,608	5,960,708
Zeta Global Holdings Corp., Class A(a)	116,036	1,046,645
Zuora, Inc., Class A(a)	299,575	3,232,414

		196,702,744

Specialized REITs — 0.6%
Outfront Media, Inc.	1,525,757	21,848,840

Specialty Retail — 3.4%
1-800-Flowers.com, Inc., Class A(a)	384,080	3,118,730
Aaron’s Co., Inc.	185,251	2,267,472
Abercrombie & Fitch Co., Class A(a)	102,372	3,176,603
Academy Sports & Outdoors, Inc.	88,812	4,348,235
American Eagle Outfitters, Inc.	763,984	7,769,717
Arko Corp., Class A	9,398	68,135
Chico’s FAS, Inc.(a)(b)	843,619	3,830,030
Conn’s, Inc.(a)(b)	363,327	1,475,108
Container Store Group, Inc.(a)	88,112	216,756
Foot Locker, Inc.	229,119	5,801,293
Group 1 Automotive, Inc.	90,948	20,327,787
Haverty Furniture Cos., Inc.	86,417	2,280,545
Lulu’s Fashion Lounge Holdings, Inc.(a)	163	396
Murphy U.S.A., Inc.(b)	64,835	17,921,691
Overstock.com, Inc.(a)	421,153	7,888,196
Signet Jewelers Ltd.	112,328	7,131,705
Sonic Automotive, Inc., Class A	87,607	3,630,434
Stitch Fix, Inc., Class A(a)(b)	747,600	2,683,884
Urban Outfitters, Inc.(a)(b)	690,124	21,269,622
Warby Parker, Inc., Class A(a)(b)	87,759	966,227
Winmark Corp.	654	213,197

		116,385,763

Technology Hardware, Storage & Peripherals — 0.5%
Avid Technology, Inc.(a)	69,345	1,664,280
Super Micro Computer, Inc.(a)(b)	45,452	10,178,975
Xerox Holdings Corp.	381,369	5,365,862

		17,209,117

Textiles, Apparel & Luxury Goods — 0.5%
Crocs, Inc.(a)	141,684	15,908,280
Ermenegildo Zegna NV	75,128	854,957
Fossil Group, Inc.(a)	2,105	4,273
Oxford Industries, Inc.	20,925	2,091,244

		18,858,754

Tobacco — 0.1%
Turning Point Brands, Inc.	105,255	2,204,040

Trading Companies & Distributors — 2.9%
Applied Industrial Technologies, Inc.	121,266	14,910,867
Boise Cascade Co.	76,714	5,509,600
GATX Corp.	110,984	13,197,107
Global Industrial Co.	16,918	420,920
GMS, Inc.(a)	60,125	3,807,716
H&E Equipment Services, Inc.	70,594	2,538,560
Herc Holdings, Inc.	152,703	15,487,138
McGrath RentCorp.	152,109	13,508,800

Security	Shares	Value

Trading Companies & Distributors (continued)
MRC Global, Inc.(a)	145,117	$1,261,066
NOW, Inc.(a)	134,730	1,197,750
Rush Enterprises, Inc., Class A	529,029	27,652,346
Rush Enterprises, Inc., Class B	188	10,940
Titan Machinery, Inc.(a)	73,299	1,850,800

		101,353,610

Water Utilities — 0.1%
California Water Service Group	31,929	1,817,079

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	232,082	1,550,308
United States Cellular Corp.(a)(b)	20,334	290,776

		1,841,084

Total Common Stocks — 99.1% (Cost: $3,661,998,796)		3,409,409,221

Rights

Biotechnology — 0.0%
Flexion Therapeutics, Inc., CVR(a)(c)	73,745	38,347
Radius Health, Inc., CVR(a)(c)	72,193	5,776

		44,123

Paper & Forest Products — 0.0%
Resolute Forest Products, Inc.,, CVR(a)(c)	72,036	102,291

Pharmaceuticals — 0.0%
Ipsen SA, CVR(a)(b)(c)	28,456	88,498

Total Rights — 0.0% (Cost: $ —)		234,912

Total Long-Term Investments — 99.1% (Cost: $3,661,998,796)		3,409,644,133

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	32,705,335	32,705,335
SL Liquidity Series, LLC, Money Market Series, 5.32%(e)(f)(g)	99,134,034	99,134,034

Total Short-Term Securities — 3.8% (Cost: $131,787,718)		131,839,369

Total Investments — 102.9% (Cost: $3,793,786,514)		3,541,483,502

Liabilities in Excess of Other Assets — (2.9)%		(99,307,719)

Net Assets — 100.0%		$3,442,175,783

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,493,431, representing 0.1% of its net assets as of period end, and an original cost of $9,826,744.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$80,626,304	$—	$(47,920,969	)(a)	$—	$—	$32,705,335	32,705,335	$1,202,928		$—
SL Liquidity Series, LLC, Money Market Series	161,949,528	—	(62,822,974	)(a)	(2,082)	9,562	99,134,034	99,134,034	1,158,211	(b)	—

					$(2,082)	$9,562	$131,839,369		$2,361,139		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	430	06/16/23	$37,664	$(271,500)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$271,500	$—	$—	$—	$271,500

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(4,805,742)	$—	$—	$—	$(4,805,742)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,130,512)	$—	$—	$—	$(3,130,512)

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$40,870,778

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$31,778,560	$—	$—	$31,778,560
Air Freight & Logistics	12,928,906	—	—	12,928,906
Automobile Components	65,908,294	—	—	65,908,294
Automobiles	8,275,448	—	—	8,275,448
Banks	213,174,502	—	—	213,174,502
Beverages	41,711,866	—	—	41,711,866
Biotechnology	296,823,930	310	—	296,824,240
Building Products	46,009,572	—	—	46,009,572
Capital Markets	66,620,279	—	—	66,620,279
Chemicals	40,644,224	—	—	40,644,224
Commercial Services & Supplies	14,412,541	—	—	14,412,541
Communications Equipment	17,856,021	—	—	17,856,021
Construction & Engineering	100,489,082	—	—	100,489,082
Construction Materials	3,788,040	—	—	3,788,040
Consumer Finance	31,569,462	—	—	31,569,462
Consumer Staples Distribution & Retail	542,593	—	—	542,593
Containers & Packaging	44,802	—	—	44,802
Diversified Consumer Services	36,145,251	—	—	36,145,251
Diversified REITs	14,189,785	—	—	14,189,785
Diversified Telecommunication Services	17,752,739	—	—	17,752,739
Electric Utilities	9,840,780	—	—	9,840,780
Electrical Equipment	35,337,137	—	—	35,337,137
Electronic Equipment, Instruments & Components	103,742,072	—	—	103,742,072
Energy Equipment & Services	66,043,527	—	—	66,043,527
Entertainment	4,520,634	—	—	4,520,634
Financial Services	74,092,019	—	—	74,092,019
Food Products	42,954,222	—	—	42,954,222
Gas Utilities	32,649,409	—	—	32,649,409
Ground Transportation	9,603,790	—	—	9,603,790
Health Care Equipment & Supplies	128,670,458	—	—	128,670,458
Health Care Providers & Services	78,919,065	—	—	78,919,065
Health Care REITs	437,119	—	—	437,119
Health Care Technology	29,666,126	—	—	29,666,126
Hotel & Resort REITs	38,988,740	—	—	38,988,740
Hotels, Restaurants & Leisure	98,845,745	—	—	98,845,745
Household Durables	53,760,197	—	—	53,760,197
Household Products	8,887,042	—	—	8,887,042
Independent Power and Renewable Electricity Producers	45,587,925	—	—	45,587,925
Industrial REITs	27,845,477	—	—	27,845,477
Insurance	67,514,029	—	—	67,514,029
Interactive Media & Services	61,654,054	—	—	61,654,054
IT Services	18,118,281	—	—	18,118,281
Leisure Products	3,790,523	—	—	3,790,523
Life Sciences Tools & Services	25,984,530	—	—	25,984,530
Machinery	115,560,286	—	—	115,560,286
Marine Transportation	12,661,822	—	—	12,661,822
Media	13,121,566	—	—	13,121,566
Metals & Mining	61,957,194	—	—	61,957,194

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Small Cap Core Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Mortgage Real Estate Investment Trusts (REITs)	$16,227,925	$—	$—	$16,227,925
Multi-Utilities	2,689,120	—	—	2,689,120
Office REITs	33,089,995	—	—	33,089,995
Oil, Gas & Consumable Fuels	130,407,575	—	—	130,407,575
Passenger Airlines	7,771,339	—	—	7,771,339
Personal Care Products	26,734,611	—	—	26,734,611
Pharmaceuticals	85,861,895	2,493,431	—	88,355,326
Professional Services	117,787,831	—	—	117,787,831
Real Estate Management & Development	14,917,097	—	—	14,917,097
Residential REITs	12,577,477	—	—	12,577,477
Retail REITs	43,148,909	—	—	43,148,909
Semiconductors & Semiconductor Equipment	106,061,009	—	—	106,061,009
Software	196,702,744	—	—	196,702,744
Specialized REITs	21,848,840	—	—	21,848,840
Specialty Retail	116,385,763	—	—	116,385,763
Technology Hardware, Storage & Peripherals	17,209,117	—	—	17,209,117
Textiles, Apparel & Luxury Goods	18,858,754	—	—	18,858,754
Tobacco	2,204,040	—	—	2,204,040
Trading Companies & Distributors	101,353,610	—	—	101,353,610
Water Utilities	1,817,079	—	—	1,817,079
Wireless Telecommunication Services	1,841,084	—	—	1,841,084
Rights	—	5,776	229,136	234,912
Short-Term Securities
Money Market Funds	32,705,335	—	—	32,705,335

	$3,439,620,815	$2,499,517	$229,136	3,442,349,468

Investments valued at NAV(a)				99,134,034

				$3,541,483,502

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(271,500)	$—	$—	$(271,500)

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Axon Enterprise, Inc.(a)	42,262	$8,152,763
General Dynamics Corp.	78,668	16,062,432
HEICO Corp., Class A	18,580	2,263,973
Lockheed Martin Corp.	15,415	6,844,414

		33,323,582

Automobile Components — 0.2%
Lear Corp.	34,526	4,234,959

Automobiles — 1.3%
General Motors Co.	526,737	17,071,546
Tesla, Inc.(a)	97,813	19,947,005

		37,018,551

Banks — 2.0%
Bank of America Corp.	997,952	27,733,086
Citigroup, Inc.	394,285	17,474,711
JPMorgan Chase & Co.	54,101	7,342,047
U.S. Bancorp	44,413	1,327,949
Wells Fargo & Co.	28,369	1,129,370

		55,007,163

Beverages — 2.2%
Coca-Cola Co.	145,945	8,707,079
PepsiCo, Inc.	284,789	51,931,274

		60,638,353

Biotechnology — 2.0%
AbbVie, Inc.	14,419	1,989,245
Amgen, Inc.	95,989	21,179,973
Gilead Sciences, Inc.	72,519	5,579,612
Horizon Therapeutics PLC(a)	16,087	1,609,183
Incyte Corp.(a)	109,594	6,745,511
Neurocrine Biosciences, Inc.(a)	15,395	1,378,314
Regeneron Pharmaceuticals, Inc.(a)	13,742	10,108,065
Seagen, Inc.(a)	5,392	1,055,214
Ultragenyx Pharmaceutical, Inc.(a)	141,377	6,978,369

		56,623,486

Broadline Retail — 3.3%
Amazon.com, Inc.(a)	566,891	68,355,717
Coupang, Inc., Class A(a)	22,992	358,675
eBay, Inc.	484,090	20,593,188
Etsy, Inc.(a)	64,293	5,210,948

		94,518,528

Building Products — 0.8%
Allegion PLC	120,107	12,580,007
Trane Technologies PLC	53,925	8,802,178

		21,382,185

Capital Markets — 1.8%
Bank of New York Mellon Corp.	460,488	18,511,618
Cboe Global Markets, Inc.	15,429	2,043,108
Intercontinental Exchange, Inc.	24,817	2,629,361
Nasdaq, Inc.	71,327	3,947,950
S&P Global, Inc.	62,087	22,812,626
Tradeweb Markets, Inc., Class A	13,512	904,628

		50,849,291

Chemicals — 1.2%
Ecolab, Inc.	208,868	34,473,663
LyondellBasell Industries NV, Class A	2,989	255,679

		34,729,342

Security	Shares	Value

Commercial Services & Supplies — 0.5%
Cintas Corp.	32,178	$15,192,521

Communications Equipment — 0.1%
Juniper Networks, Inc.	75,802	2,302,107

Construction & Engineering — 0.7%
AECOM	231,121	18,038,994
Valmont Industries, Inc.	10,687	2,802,879

		20,841,873

Construction Materials — 0.0%
Vulcan Materials Co.	3,452	674,866

Consumer Finance — 1.4%
American Express Co.	222,917	35,345,719
Synchrony Financial	160,653	4,973,817

		40,319,536

Consumer Staples Distribution & Retail — 1.7%
Walmart, Inc.	334,172	49,079,842

Electric Utilities — 0.3%
IDACORP, Inc.	10,705	1,114,069
PPL Corp.	82,894	2,171,823
Xcel Energy, Inc.	73,773	4,816,639

		8,102,531

Electrical Equipment — 0.8%
AMETEK, Inc.	46,801	6,789,421
Eaton Corp. PLC	95,194	16,744,625

		23,534,046

Electronic Equipment, Instruments & Components — 0.8%
Flex Ltd.(a)	864,365	21,946,227

Energy Equipment & Services — 0.0%
Halliburton Co.	28,307	810,996

Entertainment — 0.1%
Electronic Arts, Inc.	10,021	1,282,688
Warner Bros Discovery, Inc., Class A(a)	67,202	758,039

		2,040,727

Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B(a)	28,068	9,012,073
Block, Inc., Class A(a)	81,694	4,933,501
Mastercard, Inc., Class A	50,395	18,395,183
PayPal Holdings, Inc.(a)	300,511	18,628,677
Visa, Inc., Class A	101,566	22,449,133
WEX, Inc.(a)	2,771	459,570

		73,878,137

Food Products — 2.2%
Archer-Daniels-Midland Co.	293,027	20,702,357
Hershey Co.	128,268	33,311,200
J M Smucker Co.	63,718	9,340,422

		63,353,979

Ground Transportation — 0.1%
Lyft, Inc., Class A(a)	181,949	1,641,180
Ryder System, Inc.	3,538	278,900
Schneider National, Inc., Class B	50,703	1,314,222
Uber Technologies, Inc.(a)	17,615	668,137

		3,902,439

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	204,702	20,879,604
Boston Scientific Corp.(a)	772,237	39,754,761

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
IDEXX Laboratories, Inc.(a)	15,399	$7,156,993
Stryker Corp.	21,406	5,899,065

		73,690,423

Health Care Providers & Services — 4.9%
Cigna Group	129,262	31,980,711
CVS Health Corp.	548,127	37,289,080
Elevance Health, Inc.	69,662	31,196,037
UnitedHealth Group, Inc.	79,275	38,625,951

		139,091,779

Health Care Technology — 0.3%
Teladoc Health, Inc.(a)	374,958	8,680,278

Hotel & Resort REITs — 0.0%
RLJ Lodging Trust	56	576

Hotels, Restaurants & Leisure — 1.7%
Caesars Entertainment, Inc.(a)	256,681	10,526,488
Darden Restaurants, Inc.	53,117	8,420,107
McDonald’s Corp.	22,803	6,501,363
MGM Resorts International	61,616	2,420,893
Starbucks Corp.	11,095	1,083,316
Travel + Leisure Co.	379,512	13,840,802
Yum! Brands, Inc.	37,378	4,810,175

		47,603,144

Household Durables — 0.2%
Taylor Morrison Home Corp., Class A(a)	20,061	851,188
TopBuild Corp.(a)	10,339	2,084,963
Whirlpool Corp.	17,454	2,256,628

		5,192,779

Household Products — 1.8%
Kimberly-Clark Corp.	226,591	30,426,639
Procter & Gamble Co.	144,186	20,546,505

		50,973,144

Industrial Conglomerates — 1.3%
Honeywell International, Inc.	186,202	35,676,303

Industrial REITs — 0.2%
Prologis, Inc.	35,309	4,397,736

Insurance — 3.4%
Allstate Corp.	40,919	4,437,666
American Financial Group, Inc.	4,404	494,437
Everest Re Group Ltd.	9,099	3,093,842
Marsh & McLennan Cos., Inc.	175,456	30,385,470
MetLife, Inc.	721,142	35,732,586
Travelers Cos., Inc.	129,474	21,912,180

		96,056,181

Interactive Media & Services — 6.3%
Alphabet, Inc., Class A(a)	593,184	72,884,518
Alphabet, Inc., Class C, NVS(a)	380,440	46,934,883
Match Group, Inc.(a)	85,467	2,948,611
Meta Platforms, Inc., Class A(a)	178,436	47,235,578
Pinterest, Inc., Class A(a)	160,203	3,835,260
Snap, Inc., Class A, NVS(a)	423,063	4,315,243

		178,154,093

IT Services — 0.6%
Accenture PLC, Class A	26,221	8,021,528
Gartner, Inc.(a)	12,528	4,295,350
VeriSign, Inc.(a)	25,633	5,724,362

		18,041,240

Security	Shares	Value

Life Sciences Tools & Services — 2.3%
Agilent Technologies, Inc.	264,748	$30,623,401
Bruker Corp.	9,843	680,151
Danaher Corp.	126,775	29,110,076
Thermo Fisher Scientific, Inc.	6,761	3,437,698

		63,851,326

Machinery — 3.8%
Cummins, Inc.	19,292	3,943,478
Deere & Co.	100,717	34,846,068
Illinois Tool Works, Inc.	161,653	35,358,361
Snap-on, Inc.	22,753	5,662,311
Timken Co.	108,872	7,789,791
Xylem, Inc.	201,227	20,162,946

		107,762,955

Media — 1.3%
Comcast Corp., Class A	215,061	8,462,650
Fox Corp., Class A, NVS	906,851	28,293,751
Fox Corp., Class B	11,766	343,685

		37,100,086

Metals & Mining — 0.2%
Commercial Metals Co.	6,468	276,507
Steel Dynamics, Inc.	47,501	4,365,342

		4,641,849

Multi-Utilities — 1.0%
DTE Energy Co.	250,833	26,989,631

Oil, Gas & Consumable Fuels — 3.0%
Cheniere Energy, Inc.	8,739	1,221,450
Chevron Corp.	342,954	51,655,732
ConocoPhillips	137,130	13,617,009
EOG Resources, Inc.	78,993	8,475,159
Phillips 66	25,063	2,296,021
Pioneer Natural Resources Co.	11,235	2,240,708
Targa Resources Corp.	3,659	248,995
Valero Energy Corp.	28,463	3,046,680
Williams Cos., Inc.	111,621	3,199,058

		86,000,812

Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co.	639,833	41,230,839
Johnson & Johnson	49,666	7,701,210
Merck & Co., Inc.	34,152	3,770,722
Pfizer, Inc.	289,611	11,011,010

		63,713,781

Professional Services — 0.3%
Automatic Data Processing, Inc.	23,998	5,015,342
Insperity, Inc.	27,097	3,000,180
Paycom Software, Inc.	3,625	1,015,471

		9,030,993

Residential REITs — 0.4%
Equity Residential	199,209	12,111,907

Retail REITs — 1.0%
Brixmor Property Group, Inc.	196,730	3,940,502
Simon Property Group, Inc.	220,296	23,164,124

		27,104,626

Semiconductors & Semiconductor Equipment — 6.3%
Analog Devices, Inc.	159,802	28,395,217
Applied Materials, Inc.	180,951	24,120,768
Intel Corp.	676,562	21,271,109
Lattice Semiconductor Corp.(a)	41,834	3,401,523
MaxLinear, Inc.(a)	16,605	485,032

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	260,443	$98,536,005
NXP Semiconductors NV	4,586	821,353
QUALCOMM, Inc.	17,312	1,963,354

		178,994,361

Software — 12.4%
Adobe, Inc.(a)	86,204	36,015,169
Autodesk, Inc.(a)	11,772	2,347,219
Fortinet, Inc.(a)	90,224	6,165,006
InterDigital, Inc.	7	581
Intuit, Inc.	10,734	4,498,834
Manhattan Associates, Inc.(a)	75,814	13,754,176
Microsoft Corp.	626,218	205,643,729
RingCentral, Inc., Class A(a)	213,566	7,410,740
Salesforce, Inc.(a)	143,073	31,959,647
ServiceNow, Inc.(a)	23,467	12,784,352
Splunk, Inc.(a)	111,552	11,075,998
Synopsys, Inc.(a)	2,414	1,098,273
Teradata Corp.(a)	7,724	361,947
VMware, Inc., Class A(a)	15,527	2,116,175
Workday, Inc., Class A(a)	42,435	8,995,796
Zoom Video Communications, Inc., Class A(a)	83,960	5,636,235

		349,863,877

Specialized REITs — 0.7%
SBA Communications Corp.	89,351	19,816,265

Specialty Retail — 3.2%
Best Buy Co., Inc.	93,811	6,817,245
Dick’s Sporting Goods, Inc.	69,209	8,824,840
Five Below, Inc.(a)	30,191	5,208,551
Home Depot, Inc.	17,670	5,008,561
Lowe’s Cos., Inc.	86,281	17,353,698
Penske Automotive Group, Inc.(b)	43,203	5,971,519
TJX Cos., Inc.	521,258	40,027,402
Wayfair, Inc., Class A(a)	28,392	1,144,765

		90,356,581

Technology Hardware, Storage & Peripherals — 8.3%
Apple Inc.	1,108,887	196,550,221

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co.	2,267,764	$32,701,157
HP, Inc.	127,991	3,719,418

		232,970,796

Textiles, Apparel & Luxury Goods — 1.0%
Crocs, Inc.(a)	35,494	3,985,266
Lululemon Athletica, Inc.(a)	57,050	18,936,607
NIKE, Inc., Class B	2,918	307,149
Ralph Lauren Corp., Class A	44,688	4,750,781

		27,979,803

Trading Companies & Distributors — 0.9%
Univar Solutions, Inc.(a)	32,755	1,166,733
WW Grainger, Inc.	38,024	24,678,337

		25,845,070

Total Long-Term Investments — 99.0% (Cost: $2,284,628,593)		2,795,997,662

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(c)(d)	25,513,614	25,513,614
SL Liquidity Series, LLC, Money Market Series, 5.32%(c)(d)(e)	1,007,234	1,007,234

Total Short-Term Securities — 0.9% (Cost: $26,520,124)		26,520,848

Total Investments — 99.9% (Cost: $2,311,148,717)		2,822,518,510

Other Assets Less Liabilities — 0.1%		2,740,131

Net Assets — 100.0%		$2,825,258,641

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$27,372,151	$—	$(1,858,537	)(a)	$—	$—	$25,513,614	25,513,614	$776,979		$—
SL Liquidity Series, LLC, Money Market Series	3,496,621	—	(2,484,952	)(a)	(5,159)	724	1,007,234	1,007,234	37,536	(b)	—

					$(5,159)	$724	$26,520,848		$814,515		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Core Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	157	06/16/23	$32,895	$2,128,463

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,128,463	$—	$—	$—	$2,128,463

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,745,547)	$—	$—	$—	$(3,745,547)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,082,322	$—	$—	$—	$2,082,322

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$32,105,106

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Core Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,795,997,662	$—	$—	$2,795,997,662
Short-Term Securities
Money Market Funds	25,513,614	—	—	25,513,614

	$2,821,511,276	$—	$—	2,821,511,276

Investments valued at NAV(a)				1,007,234

				$2,822,518,510

Derivative Financial Instruments(b)
Assets
Equity Contracts	$2,128,463	$—	$—	$2,128,463

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments May 31, 2023	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
Axon Enterprise, Inc.(a)	4,015	$774,534
Curtiss-Wright Corp.	4,379	692,145
General Dynamics Corp.	21,791	4,449,286
Lockheed Martin Corp.	5,087	2,258,679
Northrop Grumman Corp.	2,530	1,101,790
Textron, Inc.	8,850	547,549

		9,823,983

Automobile Components — 0.4%
Lear Corp.	17,977	2,205,059

Automobiles — 0.1%
Ford Motor Co.	50,495	605,940

Banks — 5.1%
Citigroup, Inc.	187,221	8,297,635
Citizens Financial Group, Inc.	4,720	121,682
JPMorgan Chase & Co.	62,736	8,513,903
KeyCorp.	57,751	539,394
PNC Financial Services Group, Inc.	1,806	209,189
Truist Financial Corp.	36,405	1,109,260
U.S. Bancorp	69,513	2,078,439
Wells Fargo & Co.	171,334	6,820,806

		27,690,308

Beverages — 1.8%
Coca-Cola Co.	14,758	880,462
Keurig Dr Pepper, Inc.	34,458	1,072,333
PepsiCo, Inc.	41,458	7,559,867

		9,512,662

Biotechnology — 1.2%
ACELYRIN, Inc.(a)	9,526	172,421
Amgen, Inc.	5,940	1,310,661
Exelixis, Inc.(a)	11,198	215,897
Gilead Sciences, Inc.	27,015	2,078,534
Horizon Therapeutics PLC(a)	465	46,514
Incyte Corp.(a)	8,133	500,586
Regeneron Pharmaceuticals, Inc.(a)	2,275	1,673,399
Ultragenyx Pharmaceutical, Inc.(a)	7,844	387,180
United Therapeutics Corp.(a)	634	132,975

		6,518,167

Broadline Retail — 0.9%
Coupang, Inc., Class A(a)	5,167	80,605
eBay, Inc.	108,221	4,603,721
Etsy, Inc.(a)	3,956	320,634

		5,004,960

Building Products — 0.9%
Allegion PLC	21,538	2,255,890
Johnson Controls International PLC	14,070	839,979
Owens Corning	3,307	351,633
Trane Technologies PLC	8,695	1,419,285

		4,866,787

Capital Markets — 3.7%
Bank of New York Mellon Corp.	159,087	6,395,298
Cboe Global Markets, Inc.	11,031	1,460,725
Intercontinental Exchange, Inc.	17,194	1,821,704
Invesco Ltd.	123,230	1,772,047
Nasdaq, Inc.	26,632	1,474,081
S&P Global, Inc.	19,958	7,333,168

		20,257,023

Security	Shares	Value

Chemicals — 1.3%
DuPont de Nemours, Inc.	2,895	$194,515
Eastman Chemical Co.	5,914	455,910
FMC Corp.	26,337	2,741,155
Huntsman Corp.	13,592	322,810
LyondellBasell Industries NV, Class A	29,807	2,549,691
Sherwin-Williams Co.	2,917	664,434

		6,928,515

Commercial Services & Supplies — 0.2%
Cintas Corp.	2,529	1,194,042

Communications Equipment — 0.8%
Cisco Systems, Inc.	12,017	596,884
Juniper Networks, Inc.	117,939	3,581,808

		4,178,692

Construction & Engineering — 0.8%
AECOM	51,507	4,020,121
Valmont Industries, Inc.	1,321	346,459

		4,366,580

Construction Materials — 0.4%
Vulcan Materials Co.	9,808	1,917,464

Consumer Finance — 1.9%
American Express Co.	49,503	7,849,196
Synchrony Financial	73,640	2,279,894

		10,129,090

Consumer Staples Distribution & Retail — 2.4%
Walmart, Inc.	88,833	13,046,903

Diversified Telecommunication Services — 0.5%
AT&T Inc.	50,778	798,738
Verizon Communications, Inc.	46,743	1,665,453

		2,464,191

Electric Utilities — 2.1%
Evergy, Inc.	72,624	4,201,298
IDACORP, Inc.	2,300	239,361
Portland General Electric Co.	13,828	673,839
PPL Corp.	133,059	3,486,146
Xcel Energy, Inc.	40,349	2,634,386

		11,235,030

Electrical Equipment — 1.4%
AMETEK, Inc.	19,219	2,788,100
Eaton Corp. PLC	26,314	4,628,633

		7,416,733

Electronic Equipment, Instruments & Components — 0.9%
Flex Ltd.(a)	137,274	3,485,387
TD SYNNEX Corp.	12,701	1,135,215

		4,620,602

Energy Equipment & Services — 0.1%
Halliburton Co.	12,496	358,010
Patterson-UTI Energy, Inc.	24,155	235,270

		593,280

Entertainment — 0.4%
Activision Blizzard, Inc.	12,702	1,018,700
Electronic Arts, Inc.	8,217	1,051,776
Warner Bros Discovery, Inc., Class A(a)	18,782	211,861

		2,282,337

Financial Services — 3.3%
Berkshire Hathaway, Inc., Class B(a)	34,900	11,205,692
Block, Inc., Class A(a)	17,007	1,027,053
Fidelity National Information Services, Inc.	16,053	876,012

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Mastercard, Inc., Class A	675	$246,388
PayPal Holdings, Inc.(a)	74,618	4,625,570
StoneCo Ltd., Class A(a)	7,484	93,774
WEX, Inc.(a)	349	57,882

		18,132,371

Food Products — 3.1%
Archer-Daniels-Midland Co.	96,209	6,797,166
General Mills, Inc.	1,151	96,868
Hershey Co.	23,607	6,130,738
J M Smucker Co.	23,355	3,423,609
Kellogg Co.	1,782	118,984

		16,567,365

Gas Utilities — 0.0%
Spire, Inc.	1,722	111,190

Ground Transportation — 0.4%
Lyft, Inc., Class A(a)	15,983	144,167
Norfolk Southern Corp.	7,564	1,574,673
Ryder System, Inc.	1,453	114,540
Schneider National, Inc., Class B	9,403	243,726

		2,077,106

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	62,879	6,413,658
Boston Scientific Corp.(a)	172,771	8,894,251
Enovis Corp.(a)	3,517	185,452
Medtronic PLC	11,736	971,271
Stryker Corp.	6,145	1,693,439

		18,158,071

Health Care Providers & Services — 4.6%
Cigna Group	28,714	7,104,131
CVS Health Corp.	134,976	9,182,417
Elevance Health, Inc.	18,708	8,377,817
UnitedHealth Group, Inc.	292	142,274

		24,806,639

Health Care Technology — 0.4%
Teladoc Health, Inc.(a)(b)	94,316	2,183,415

Hotel & Resort REITs — 0.2%
Park Hotels & Resorts, Inc.	99,963	1,293,521

Hotels, Restaurants & Leisure — 1.6%
Caesars Entertainment, Inc.(a)	49,331	2,023,064
Darden Restaurants, Inc.	14,101	2,235,291
McDonald’s Corp.	8,036	2,291,144
MGM Resorts International	10,411	409,048
Penn Entertainment, Inc.(a)	2,180	54,587
Travel + Leisure Co.	45,077	1,643,958
Yum! Brands, Inc.	537	69,107

		8,726,199

Household Durables — 1.1%
Taylor Morrison Home Corp., Class A(a)	64,237	2,725,576
Toll Brothers, Inc.	25,397	1,719,377
TopBuild Corp.(a)	3,557	717,304
Whirlpool Corp.	7,303	944,205

		6,106,462

Household Products — 1.8%
Kimberly-Clark Corp.	24,597	3,302,885
Procter & Gamble Co.	45,191	6,439,718

		9,742,603

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	5,551	186,403

Security	Shares	Value

Industrial Conglomerates — 1.6%
General Electric Co.	1,236	$125,491
Honeywell International, Inc.	45,232	8,666,451

		8,791,942

Industrial REITs — 1.0%
Prologis, Inc.	43,111	5,369,475

Insurance — 4.8%
Allstate Corp.	16,315	1,769,362
American Financial Group, Inc.	2,060	231,276
Everest Re Group Ltd.	3,851	1,309,417
Hartford Financial Services Group, Inc.	35,687	2,445,273
Marsh & McLennan Cos., Inc.	17,762	3,076,023
MetLife, Inc.	151,536	7,508,609
Prudential Financial, Inc.	11,073	871,334
Travelers Cos., Inc.	43,224	7,315,230
Unum Group	28,697	1,246,885

		25,773,409

Interactive Media & Services — 4.4%
Alphabet, Inc., Class A(a)	48,979	6,018,050
Alphabet, Inc., Class C, NVS(a)	20,450	2,522,916
Bumble, Inc., Class A(a)	10,850	166,005
Meta Platforms, Inc., Class A(a)	52,891	14,001,306
Pinterest, Inc., Class A(a)	33,313	797,513
Snap, Inc., Class A, NVS(a)	38,989	397,688

		23,903,478

IT Services — 0.1%
Gartner, Inc.(a)	541	185,487
VeriSign, Inc.(a)	1,498	334,534

		520,021

Life Sciences Tools & Services — 3.0%
Agilent Technologies, Inc.	37,032	4,283,492
Danaher Corp.	33,944	7,794,221
Thermo Fisher Scientific, Inc.	8,416	4,279,199

		16,356,912

Machinery — 4.3%
Cummins, Inc.	9,423	1,926,155
Deere & Co.	16,174	5,595,881
Illinois Tool Works, Inc.	25,889	5,662,701
Oshkosh Corp.	984	72,649
Snap-on, Inc.	12,913	3,213,529
Timken Co.	41,076	2,938,988
Xylem, Inc.	38,757	3,883,451

		23,293,354

Media — 2.4%
Comcast Corp., Class A	174,283	6,858,036
Fox Corp., Class A, NVS	200,377	6,251,762
Fox Corp., Class B	4,487	131,065
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	1,625	45,468

		13,286,331

Metals & Mining — 1.0%
Commercial Metals Co.	19,104	816,696
Newmont Corp.	11,206	454,403
Reliance Steel & Aluminum Co.	2,643	620,259
Steel Dynamics, Inc.	17,467	1,605,218
United States Steel Corp.	105,191	2,200,596

		5,697,172

Multi-Utilities — 1.8%
CMS Energy Corp.	52,817	3,062,330

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
DTE Energy Co.	62,412	$6,715,531
NiSource, Inc.	5,061	136,090

		9,913,951

Office REITs — 0.3%
Alexandria Real Estate Equities, Inc.	12,259	1,390,906
Kilroy Realty Corp.	11,755	319,031

		1,709,937

Oil, Gas & Consumable Fuels — 6.4%
Chevron Corp.	98,900	14,896,318
ConocoPhillips	40,323	4,004,074
EOG Resources, Inc.	15,148	1,625,229
Exxon Mobil Corp.	67,541	6,901,339
Marathon Oil Corp.	18,187	403,024
Phillips 66	16,890	1,547,293
Pioneer Natural Resources Co.	8,039	1,603,298
Targa Resources Corp.	2,826	192,309
Valero Energy Corp.	11,631	1,244,982
Williams Cos., Inc.	85,090	2,438,680

		34,856,546

Passenger Airlines — 0.1%
JetBlue Airways Corp.(a)	47,217	322,492

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	150,265	9,683,077
Johnson & Johnson	57,636	8,937,038
Merck & Co., Inc.	5,584	616,530
Pfizer, Inc.	166,118	6,315,806

		25,552,451

Professional Services — 0.2%
Automatic Data Processing, Inc.	2,054	429,266
Insperity, Inc.	5,163	571,647
Paycom Software, Inc.	153	42,860

		1,043,773

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class A(a)	1,616	72,381

Residential REITs — 1.1%
Equity Residential	95,106	5,782,445

Retail REITs — 1.6%
Brixmor Property Group, Inc.	41,467	830,584
Kimco Realty Corp.	135,012	2,481,521
Regency Centers Corp.	3,400	191,318
Simon Property Group, Inc.	50,141	5,272,326

		8,775,749

Semiconductors & Semiconductor Equipment — 3.1%
Analog Devices, Inc.	26,707	4,745,567
Applied Materials, Inc.	1,286	171,424
Intel Corp.	196,266	6,170,603
NVIDIA Corp.	14,727	5,571,813

		16,659,407

Software — 3.1%
Adobe, Inc.(a)	9,893	4,133,196
Autodesk, Inc.(a)	600	119,634
Manhattan Associates, Inc.(a)	21,249	3,854,994
Microsoft Corp.	12,953	4,253,636
RingCentral, Inc., Class A(a)	7,908	274,408
ServiceNow, Inc.(a)	508	276,748

Security	Shares	Value

Software (continued)
Splunk, Inc.(a)	20,352	$2,020,750
Teradata Corp.(a)	1,554	72,820
VMware, Inc., Class A(a)	3,327	453,437
Zoom Video Communications, Inc., Class A(a)	17,991	1,207,736

		16,667,359

Specialized REITs — 0.3%
SBA Communications Corp.	6,656	1,476,168
VICI Properties, Inc.	7,291	225,510

		1,701,678

Specialty Retail — 2.2%
Best Buy Co., Inc.	16,616	1,207,485
Dick’s Sporting Goods, Inc.	11,670	1,488,042
Five Below, Inc.(a)	1,640	282,933
Home Depot, Inc.	3,092	876,427
Penske Automotive Group, Inc.(b)	12,775	1,765,760
TJX Cos., Inc.	78,719	6,044,832

		11,665,479

Technology Hardware, Storage & Peripherals — 1.3%
Apple Inc.	1,412	250,277
Hewlett Packard Enterprise Co.	461,702	6,657,743

		6,908,020

Textiles, Apparel & Luxury Goods — 0.6%
Crocs, Inc.(a)	1,850	207,718
Lululemon Athletica, Inc.(a)	8,462	2,808,791
Ralph Lauren Corp., Class A	2,164	230,055
Under Armour, Inc., Class C, NVS(a)	5,681	37,381

		3,283,945

Trading Companies & Distributors — 0.6%
Univar Solutions, Inc.(a)	10,383	369,843
WW Grainger, Inc.	4,571	2,966,670

		3,336,513

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)(b)	40,504	579,207

Total Long-Term Investments — 99.0% (Cost: $511,418,070)		536,773,120

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(c)(d)	4,925,122	4,925,122
SL Liquidity Series, LLC, Money Market Series, 5.32%(c)(d)(e)	973,342	973,342

Total Short-Term Securities — 1.1% (Cost: $5,897,770)		5,898,464

Total Investments — 100.1% (Cost: $517,315,840)		542,671,584

Liabilities in Excess of Other Assets — (0.1)%		(295,368)

Net Assets — 100.0%		$542,376,216

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Value Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,051,649	$—	$(1,126,527	)(a)	$—	$—	$4,925,122	4,925,122	$172,727		$—
SL Liquidity Series, LLC, Money Market Series	1,202,047	—	(231,547	)(a)	2,148	694	973,342	973,342	38,573	(b)	—

					$2,148	$694	$5,898,464		$211,300		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	31	06/16/23	$6,495	$353,384

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$353,384	$—	$—	$—	$353,384

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(873,650)	$—	$—	$—	$(873,650)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$242,350	$—	$—	$—	$242,350

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) May 31, 2023	BlackRock Advantage Large Cap Value Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,780,466

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$536,773,120	$—	$—	$536,773,120
Short-Term Securities
Money Market Funds	4,925,122	—	—	4,925,122

	$541,698,242	$—	$—	541,698,242

Investments valued at NAV(a)				973,342

				$542,671,584

Derivative Financial Instruments(b)
Assets
Equity Contracts	$353,384	$—	$—	$353,384

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2023

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,174,400,984	$944,790,593	$3,409,644,133	$2,795,997,662	$536,773,120
Investments, at value — affiliated(c)	41,717,774	18,281,315	131,839,369	26,520,848	5,898,464
Cash	—	—	—	2,411,547	7,532
Cash pledged:
Futures contracts	1,410,000	560,000	2,787,000	1,720,000	351,006
Foreign currency, at value(d)	3,348,215	77,725	—	—	—
Receivables:
Investments sold	22,076,252	10,528,339	27,737,668	26,631,248	5,315,749
Securities lending income — affiliated	274	911	187,123	1,740	344
Capital shares sold	1,553,387	137,939	2,790,787	840,017	59,663
Dividends — unaffiliated	8,424,167	677,018	3,220,999	3,392,772	1,140,292
Dividends — affiliated	123,528	34,016	128,540	99,870	20,757
Interest — unaffiliated	—	—	255	—	—
From the Manager	143,651	104,918	229,935	338,855	45,842
Prepaid expenses	58,357	55,356	63,882	57,337	48,808

Total assets	1,253,256,589	975,248,130	3,578,629,691	2,858,011,896	549,661,577

LIABILITIES
Collateral on securities loaned	2,619,531	12,172,035	99,154,486	1,010,154	971,663
Payables:
Investments purchased	30,248,534	8,285,186	28,351,926	26,326,134	5,164,839
Administration fees	82,596	68,506	221,912	179,538	39,545
Capital shares redeemed	488,498	457,619	4,654,165	1,770,139	350,961
Investment advisory fees	743,295	757,077	2,292,695	1,733,298	361,643
Directors’ and Officer’s fees	2,802	2,709	7,071	5,212	2,168
Other accrued expenses	605,242	111,102	1,046,299	1,128,962	168,306
Other affiliate fees	34,060	53,442	—	112,033	4,982
Professional fees	46,092	65,980	70,108	5,570	92,449
Registration fees	—	—	159,188	—	—
Service and distribution fees	55,480	99,419	77,012	296,026	90,830
Variation margin on futures contracts	483,403	59,766	419,046	186,189	37,975

Total liabilities	35,409,533	22,132,841	136,453,908	32,753,255	7,285,361

NET ASSETS	$1,217,847,056	$953,115,289	$3,442,175,783	$2,825,258,641	$542,376,216

NET ASSETS CONSIST OF:
Paid-in capital	$1,192,431,814	$671,288,029	$4,068,777,979	$2,427,250,634	$530,264,442
Accumulated earnings (loss)	25,415,242	281,827,260	(626,602,196)	398,008,007	12,111,774

NET ASSETS	$1,217,847,056	$953,115,289	$3,442,175,783	$2,825,258,641	$542,376,216

(a) Investments, at cost — unaffiliated	$1,053,176,042	$632,033,704	$3,661,998,796	$2,284,628,593	$511,418,070
(b) Securities loaned, at value	$2,396,012	$11,857,692	$93,581,953	$939,896	$856,547
(c) Investments, at cost — affiliated	$41,717,581	$18,282,497	$131,787,718	$26,520,124	$5,897,770
(d) Foreign currency, at cost	$3,342,619	$84,408	$—	$—	$—

F I N A N C I A L S T A T E M E N T S	53

Statements of Assets and Liabilities    (continued)

May 31, 2023

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

NET ASSET VALUE
Institutional
Net assets	$771,697,700	$499,741,624	$2,152,756,549	$1,479,014,435	$164,433,700

Shares outstanding	46,133,436	25,294,418	153,148,326	85,217,648	6,174,247

Net asset value	$16.73	$19.76	$14.06	$17.36	$26.63

Shares authorized	Unlimited	Unlimited	Unlimited	400 million	400 million

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Investor A
Net assets	$230,878,656	$441,982,995	$315,693,970	$1,271,383,763	$345,671,372

Shares outstanding	13,977,360	23,796,109	22,620,092	77,516,829	13,364,994

Net asset value	$16.52	$18.57	$13.96	$16.40	$25.86

Shares authorized	Unlimited	Unlimited	Unlimited	300 million	400 million

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Investor C
Net assets	$2,598,082	$8,371,587	$9,275,980	$31,813,264	$14,894,339

Shares outstanding	162,077	562,455	686,987	2,445,134	635,731

Net asset value	$16.03	$14.88	$13.50	$13.01	$23.43

Shares authorized	Unlimited	Unlimited	Unlimited	400 million	400 million

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Class K
Net assets	$193,748,064	$2,489,004	$964,449,284	$31,567,986	$10,451,371

Shares outstanding	11,580,950	125,961	68,547,331	1,818,023	392,381

Net asset value	$16.73	$19.76	$14.07	$17.36	$26.64

Shares authorized	Unlimited	Unlimited	Unlimited	2 billion	2 billion

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Class R
Net assets	$18,924,554	$530,079	N/A	$11,479,193	$6,925,434

Shares outstanding	1,144,638	27,084	N/A	775,761	282,470

Net asset value	$16.53	$19.57	N/A	$14.80	$24.52

Shares authorized	Unlimited	Unlimited	N/A	200 million	200 million

Par value	$0.001	$0.001	N/A	$0.10	$0.10

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2023

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$41,509,706	$9,434,138	$50,844,989
Dividends — affiliated	756,782	294,631	1,202,928
Securities lending income — affiliated — net	59,267	7,555	1,158,211
Foreign taxes withheld	(3,868,233)	(1,773)	(152,542)

Total investment income	38,457,522	9,734,551	53,053,586

EXPENSES
Investment advisory	4,780,691	5,027,585	15,841,692
Transfer agent — class specific	1,159,713	902,378	2,568,152
Service and distribution — class specific	592,584	1,137,145	942,484
Administration	437,592	365,313	1,388,551
Custodian	302,580	41,443	109,207
Administration — class specific	213,586	176,434	743,567
Professional	133,816	115,625	110,873
Registration	96,784	88,184	352,702
Accounting services	94,453	84,344	238,118
Printing and postage	46,850	36,737	47,243
Directors and Officer	15,415	13,966	41,353
Miscellaneous	3,252	26,552	68,026

Total expenses	7,877,316	8,015,706	22,451,968
Less:
Administration fees waived by the Manager — class specific	(213,586)	(112,691)	(743,567)
Fees waived and/or reimbursed by the Manager	(1,105,198)	(771,768)	(1,468,837)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(698,818)	(588,897)	(1,210,231)

Total expenses after fees waived and/or reimbursed	5,859,714	6,542,350	19,029,333

Net investment income	32,597,808	3,192,201	34,024,253

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(66,424,794)	(14,485,903)	(238,825,437)
Investments — affiliated	19	3,300	(2,082)
Futures contracts	735,413	222,696	(4,805,742)
Foreign currency transactions	(293,253)	—	—

	(65,982,615)	(14,259,907)	(243,633,261)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	92,255,979	66,545,633	884,917
Investments — affiliated	(687)	(1,227)	9,562
Futures contracts	(1,491,530)	727,458	(3,130,512)
Foreign currency translations	(21,182)	(340)	—

	90,742,580	67,271,524	(2,236,033)

Net realized and unrealized gain (loss)	24,759,965	53,011,617	(245,869,294)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,357,773	$56,203,818	$(211,845,041)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Operations   (continued)

Year Ended May 31, 2023

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Dividends — unaffiliated	$45,224,036	$12,631,234
Dividends — affiliated	776,979	172,727
Securities lending income — affiliated — net	37,536	38,573
Foreign taxes withheld	(7,270)	(910)

Total investment income	46,031,281	12,841,624

EXPENSES
Investment advisory	12,011,415	2,786,381
Service and distribution — class specific	3,562,766	1,109,383
Transfer agent — class specific	3,492,679	572,600
Administration	1,063,468	239,960
Administration — class specific	557,888	113,776
Accounting services	187,746	67,342
Professional	119,138	144,254
Registration	113,047	86,342
Custodian	95,903	29
Printing and postage	41,010	37,024
Directors and Officer	32,603	11,606
Miscellaneous	69,101	24,622

Total expenses	21,346,764	5,193,319
Less:
Administration fees waived by the Manager — class specific	(557,888)	(113,776)
Fees waived and/or reimbursed by the Manager	(1,743,102)	(611,138)
Transfer agent fees waived and/or reimbursed — class specific	(2,113,888)	(293,537)

Total expenses after fees waived and/or reimbursed	16,931,886	4,174,868

Net investment income	29,099,395	8,666,756

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(54,201,159)	(858,507)
Investments — affiliated	(5,159)	2,148
Futures contracts	(3,745,547)	(873,650)
Payment by affiliate	16,519	—

	(57,935,346)	(1,730,009)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	28,017,299	(38,951,084)
Investments — affiliated	724	694
Futures contracts	2,082,322	242,350

	30,100,345	(38,708,040)

Net realized and unrealized loss	(27,835,001)	(40,438,049)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,264,394	$(31,771,293)

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Advantage Large Cap Growth Fund
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$32,597,808	$26,775,669	$3,192,201	$(569,120)
Net realized gain (loss)	(65,982,615)	13,815,739	(14,259,907)	61,322,883
Net change in unrealized appreciation (depreciation)	90,742,580	(158,114,198)	67,271,524	(132,089,230)

Net increase (decrease) in net assets resulting from operations	57,357,773	(117,522,790)	56,203,818	(71,335,467)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(23,002,049)	(56,532,048)	(1,487,169)	(44,257,293)
Investor A	(6,936,172)	(29,302,058)	(734,722)	(108,743,677)
Investor C	(57,995)	(240,559)	—	(2,223,605)
Class K	(3,878,150)	(8,265,311)	(6,578)	(260,167)
Class R	(73,700)	(255,950)	(147)	(58,102)

Decrease in net assets resulting from distributions to shareholders	(33,948,066)	(94,595,926)	(2,228,616)	(155,542,844)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	135,628,015	87,661,542	1,585,172	75,061,115

NET ASSETS
Total increase (decrease) in net assets	159,037,722	(124,457,174)	55,560,374	(151,817,196)
Beginning of year	1,058,809,334	1,183,266,508	897,554,915	1,049,372,111

End of year	$1,217,847,056	$1,058,809,334	$953,115,289	$897,554,915

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets  (continued)

	BlackRock Advantage Small Cap Core Fund		BlackRock Advantage Large Cap Core Fund
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$34,024,253	$29,215,493	$29,099,395	$17,849,810	$23,635,633
Net realized gain (loss)	(243,633,261)	250,713,459	(57,935,346)	105,141,301	591,709,028
Net change in unrealized appreciation (depreciation)	(2,236,033)	(1,069,259,136)	30,100,345	(286,927,386)	202,950,778

Net increase (decrease) in net assets resulting from operations	(211,845,041)	(789,330,184)	1,264,394	(163,936,275)	818,295,439

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(65,785,212)	(329,368,119)	(87,947,101)	(308,814,770)	(70,259,334)
Service	—	—	—	—	(15,503)
Investor A	(8,392,738)	(54,143,568)	(78,931,541)	(280,110,173)	(66,523,425)
Investor C	(218,628)	(1,508,629)	(2,397,702)	(8,989,662)	(1,882,579)
Class K	(26,282,902)	(113,826,903)	(1,924,102)	(11,248,178)	(1,855,510)
Class R	—	—	(849,067)	(2,790,705)	(595,042)

Decrease in net assets resulting from distributions to shareholders	(100,679,480)	(498,847,219)	(172,049,513)	(611,953,488)	(141,131,393)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions .	(84,503,292)	860,940,149	(48,914,390)	466,117,456	(125,973,220)

NET ASSETS
Total increase (decrease) in net assets	(397,027,813)	(427,237,254)	(219,699,509)	(309,772,307)	551,190,826
Beginning of period	3,839,203,596	4,266,440,850	3,044,958,150	3,354,730,457	2,803,539,631

End of period	$3,442,175,783	$3,839,203,596	$2,825,258,641	$3,044,958,150	$3,354,730,457

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Advantage Large Cap Value Fund
	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,666,756	$7,845,046
Net realized gain (loss)	(1,730,009)	73,721,702
Net change in unrealized appreciation (depreciation)	(38,708,040)	(78,673,932)

Net increase (decrease) in net assets resulting from operations	(31,771,293)	2,892,816

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,937,889)	(31,826,031)
Investor A	(20,893,090)	(68,214,081)
Investor C	(893,218)	(3,358,960)
Class K	(574,235)	(1,517,442)
Class R	(460,361)	(1,494,991)

Decrease in net assets resulting from distributions to shareholders	(32,758,793)	(106,411,505)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(11,079,734)	67,596,123

NET ASSETS
Total decrease in net assets	(75,609,820)	(35,922,566)
Beginning of year	617,986,036	653,908,602

End of year	$542,376,216	$617,986,036

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.48	$19.89	$14.52	$16.12		$16.97	$16.77

Net investment income(a)	0.48	0.46	0.38	0.22		0.44	0.45
Net realized and unrealized gain (loss)	0.29	(2.28)	5.30	(1.37)		(0.90)	(0.12)

Net increase (decrease) from investment operations	0.77	(1.82)	5.68	(1.15)		(0.46)	0.33

Distributions(b)
From net investment income	(0.52)	(0.62)	(0.31)	(0.45)		(0.39)	(0.13)

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.52)	(1.59)	(0.31)	(0.45)		(0.39)	(0.13)

Net asset value, end of period	$16.73	$16.48	$19.89	$14.52		$16.12	$16.97

Total Return(c)
Based on net asset value	5.10%	(9.93)%	39.57%	(7.45	)%(d)	(2.52)%	1.94	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.68%	0.73%	0.78%	0.82	%(g)	0.88%	0.86%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50	%(g)	0.59%	0.64%

Net investment income	3.08%	2.51%	2.21%	2.17	%(g)	2.78%	2.61%

Supplemental Data
Net assets, end of period (000)	$771,698	$710,116	$616,649	$477,944		$446,831	$403,149

Portfolio turnover rate	128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.28	$19.65	$14.35	$15.93		$16.78	$16.60

Net investment income(a)	0.44	0.35	0.33	0.19		0.40	0.38
Net realized and unrealized gain (loss)	0.28	(2.19)	5.24	(1.35)		(0.90)	(0.10)

Net increase (decrease) from investment operations	0.72	(1.84)	5.57	(1.16)		(0.50)	0.28

Distributions(b)
From net investment income	(0.48)	(0.56)	(0.27)	(0.42)		(0.35)	(0.10)

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.48)	(1.53)	(0.27)	(0.42)		(0.35)	(0.10)

Net asset value, end of period	$16.52	$16.28	$19.65	$14.35		$15.93	$16.78

Total Return(c)
Based on net asset value	4.82%	(10.13)%	39.21%	(7.61	)%(d)	(2.77)%	1.68	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.00%	1.02%	1.05%	1.08	%(g)	1.16%	1.15%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75%	0.75	%(g)	0.84%	0.89%

Net investment income	2.82%	1.93%	1.95%	1.85	%(g)	2.56%	2.20%

Supplemental Data
Net assets, end of period (000)	$230,879	$240,255	$456,083	$366,411		$404,739	$302,725

Portfolio turnover rate	128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$15.81	$19.12	$13.95	$15.43		$16.11	$15.96

Net investment income(a)	0.32	0.22	0.16	0.10		0.23	0.23
Net realized and unrealized gain (loss)	0.27	(2.15)	5.14	(1.31)		(0.80)	(0.08)

Net increase (decrease) from investment operations	0.59	(1.93)	5.30	(1.21)		(0.57)	0.15

Distributions(b)
From net investment income	(0.37)	(0.41)	(0.13)	(0.27)		(0.11)	—

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.37)	(1.38)	(0.13)	(0.27)		(0.11)	—

Net asset value, end of period	$16.03	$15.81	$19.12	$13.95		$15.43	$16.11

Total Return(c)
Based on net asset value	4.04%	(10.83)%	38.21%	(8.05	)%(d)	(3.51)%	0.94	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.78%	1.83%	1.88%	1.84	%(g)	1.88%	1.89%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50%	1.50	%(g)	1.59%	1.64%

Net investment income	2.10%	1.27%	0.98%	1.04	%(g)	1.52%	1.39%

Supplemental Data
Net assets, end of period (000)	$2,598	$2,356	$3,664	$6,193		$9,448	$23,111

Portfolio turnover rate	128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$16.48	$19.89	$14.52	$16.12		$16.98	$18.33

Net investment income(b)	0.52	0.46	0.46	0.23		0.56	0.39
Net realized and unrealized gain (loss)	0.26	(2.28)	5.23	(1.37)		(1.03)	(1.74)

Net increase (decrease) from investment operations	0.78	(1.82)	5.69	(1.14)		(0.47)	(1.35)

Distributions(c)
From net investment income	(0.53)	(0.62)	(0.32)	(0.46)		(0.39)	—

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.53)	(1.59)	(0.32)	(0.46)		(0.39)	—

Net asset value, end of period	$16.73	$16.48	$19.89	$14.52		$16.12	$16.98

Total Return(d)
Based on net asset value	5.16%	(9.89)%	39.64%	(7.40	)%(e)	(2.53)%	(7.37	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.57%	0.61%	0.63%	0.65	%(h)	0.75%	0.80	%(h)

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45	%(h)	0.54%	0.59	%(h)

Net investment income	3.28%	2.55%	2.65%	2.20	%(h)	3.59%	3.33	%(h)

Supplemental Data
Net assets, end of period (000)	$193,748	$103,329	$103,454	$43,073		$43,721	$8,175

Portfolio turnover rate	128%	132%	247%	131%		140%	106	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class R
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.29	$19.68	$14.36	$15.91		$16.74	$16.53

Net investment income(a)	0.45	0.33	0.28	0.15		0.34	0.32
Net realized and unrealized gain (loss)	0.23	(2.23)	5.26	(1.34)		(0.88)	(0.08)

Net increase (decrease) from investment operations	0.68	(1.90)	5.54	(1.19)		(0.54)	0.24

Distributions(b)
From net investment income	(0.44)	(0.52)	(0.22)	(0.36)		(0.29)	(0.03)

From net realized gain	—	(0.97)	—	—		—	—

Total distributions	(0.44)	(1.49)	(0.22)	(0.36)		(0.29)	(0.03)

Net asset value, end of period	$16.53	$16.29	$19.68	$14.36		$15.91	$16.74

Total Return(c)
Based on net asset value	4.54%	(10.42)%	38.91%	(7.75	)%(d)	(3.04)%	1.44	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.33%	1.35%	1.36%	1.37	%(g)	1.44%	1.45%

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	1.00%	1.00	%(g)	1.09%	1.14%

Net investment income	2.75%	1.81%	1.67%	1.47	%(g)	2.20%	1.91%

Supplemental Data
Net assets, end of period (000)	$18,925	$2,753	$3,416	$3,310		$5,244	$7,572

Portfolio turnover rate	128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$18.77	$23.33	$18.23	$16.49		$17.89	$15.20

Net investment income(a)	0.09	0.03	0.04	0.07		0.13	0.13
Net realized and unrealized gain (loss)	0.96	(1.25)	6.59	2.40		(0.22)	3.52

Net increase (decrease) from investment operations	1.05	(1.22)	6.63	2.47		(0.09)	3.65

Distributions(b)
From net investment income	(0.06)	—	(0.07)	(0.14)		(0.13)	(0.08)

From net realized gain	—	(3.34)	(1.46)	(0.59)		(1.18)	(0.88)

Total distributions	(0.06)	(3.34)	(1.53)	(0.73)		(1.31)	(0.96)

Net asset value, end of period	$19.76	$18.77	$23.33	$18.23		$16.49	$17.89

Total Return(c)
Based on net asset value	5.62%	(7.80)%	37.54%	15.34	%(d)	0.41%	25.31%

Ratios to Average Net Assets(e)
Total expenses	0.75%	0.75%	0.83%	0.86	%(f)	0.87%	0.86%

Total expenses after fees waived and/or reimbursed	0.61%	0.61%	0.62%	0.62	%(f)	0.62%	0.62%

Net investment income	0.50%	0.15%	0.21%	0.65	%(f)	0.82%	0.83%

Supplemental Data
Net assets, end of period (000)	$499,742	$432,076	$125,061	$89,737		$79,564	$74,886

Portfolio turnover rate	130%	130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$17.67	$22.13	$17.35	$15.71		$17.11	$14.59

Net investment income (loss)(a)	0.04	(0.03)	(0.01)	0.04		0.09	0.09
Net realized and unrealized gain (loss)	0.89	(1.16)	6.27	2.28		(0.22)	3.37

Net increase (decrease) from investment operations	0.93	(1.19)	6.26	2.32		(0.13)	3.46

Distributions(b)
From net investment income	(0.03)	—	(0.02)	(0.09)		(0.09)	(0.06)

From net realized gain	—	(3.27)	(1.46)	(0.59)		(1.18)	(0.88)

Total distributions	(0.03)	(3.27)	(1.48)	(0.68)		(1.27)	(0.94)

Net asset value, end of period	$18.57	$17.67	$22.13	$17.35		$15.71	$17.11

Total Return(c)
Based on net asset value	5.28%	(8.05)%	37.28%	15.16	%(d)	0.15%	24.98%

Ratios to Average Net Assets(e)
Total expenses	1.06%	1.07%	1.08%	1.12	%(f)	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.87%	0.87%	0.87%	0.87	%(f)	0.87%	0.87%

Net investment income (loss)	0.24%	(0.16)%	(0.04)%	0.40	%(f)	0.57%	0.58%

Supplemental Data
Net assets, end of period (000)	$441,983	$452,791	$909,344	$713,162		$699,247	$730,996

Portfolio turnover rate	130%	130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$14.24	$18.42	$14.67	$13.35		$14.55	$12.53

Net investment loss(a)	(0.07)	(0.16)	(0.13)	(0.03)		(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.71	(0.87)	5.27	1.93		(0.17)	2.89

Net increase (decrease) from investment operations	0.64	(1.03)	5.14	1.90		(0.20)	2.86

Distributions from net realized gain(b)	—	(3.15)	(1.39)	(0.58)		(1.00)	(0.84)

Net asset value, end of period	$14.88	$14.24	$18.42	$14.67		$13.35	$14.55

Total Return(c)
Based on net asset value	4.50%	(8.74)%	36.25%	14.56	%(d)	(0.59)%	24.09%

Ratios to Average Net Assets(e)
Total expenses	1.87%	1.83%	1.84%	1.83	%(f)	1.85%	1.87%

Total expenses after fees waived and/or reimbursed	1.62%	1.62%	1.62%	1.62	%(f)	1.62%	1.62%

Net investment loss	(0.51)%	(0.89)%	(0.78)%	(0.35	)%(f)	(0.22)%	(0.19)%

Supplemental Data
Net assets, end of period (000)	$8,372	$10,162	$12,989	$14,728		$15,277	$48,702

Portfolio turnover rate	130%	130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$18.77	$23.33	$18.23	$16.49		$17.89	$16.37

Net investment income(b)	0.10	0.04	0.05	0.08		0.14	0.11
Net realized and unrealized gain (loss)	0.95	(1.25)	6.59	2.40		(0.23)	1.41

Net increase (decrease) from investment operations	1.05	(1.21)	6.64	2.48		(0.09)	1.52

Distributions(c)
From net investment income	(0.06)	—	(0.08)	(0.15)		(0.13)	—

From net realized gain	—	(3.35)	(1.46)	(0.59)		(1.18)	—

Total distributions	(0.06)	(3.35)	(1.54)	(0.74)		(1.31)	—

Net asset value, end of period	$19.76	$18.77	$23.33	$18.23		$16.49	$17.89

Total Return(d)
Based on net asset value	5.63%	(7.76)%	37.60%	15.40	%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69%	0.69%	0.69%	0.70	%(g)	0.71%	0.72	%(g)

Total expenses after fees waived and/or reimbursed	0.57%	0.57%	0.57%	0.57	%(g)	0.57%	0.57	%(g)

Net investment income	0.53%	0.18%	0.25%	0.72	%(g)	0.85%	0.93	%(g)

Supplemental Data
Net assets, end of period (000)	$2,489	$2,177	$1,152	$715		$973	$609

Portfolio turnover rate	130%	130%	134%	70%		154%	162	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class R
	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$18.64		$23.17	$18.10	$16.32		$17.69	$15.01

Net investment income (loss)(a)	(0.00	)(b)	(0.09)	(0.06)	0.02		0.05	0.05
Net realized and unrealized gain (loss)	0.94		(1.25)	6.55	2.38		(0.23)	3.49

Net increase (decrease) from investment operations	0.94		(1.34)	6.49	2.40		(0.18)	3.54

Distributions(c)
From net investment income	(0.01)		—	—	(0.03)		(0.01)	—

From net realized gain	—		(3.19)	(1.42)	(0.59)		(1.18)	(0.86)

Total distributions	(0.01)		(3.19)	(1.42)	(0.62)		(1.19)	(0.86)

Net asset value, end of period	$19.57		$18.64	$23.17	$18.10		$16.32	$17.69

Total Return(d)
Based on net asset value	5.03%		(8.28)%	36.93%	14.99	%(e)	(0.15)%	24.68%

Ratios to Average Net Assets(f)
Total expenses	1.42%		1.50%	1.36%	1.46	%(g)	1.42%	1.40%

Total expenses after fees waived and/or reimbursed	1.12%		1.12%	1.12%	1.12	%(g)	1.12%	1.12%

Net investment income (loss)	(0.03)%		(0.39)%	(0.30)%	0.16	%(g)	0.33%	0.30%

Supplemental Data
Net assets, end of period (000)	$530		$349	$577	$536		$867	$1,864

Portfolio turnover rate	130%		130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund
		Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$15.35	$20.72	$13.09	$13.13		$14.80

Net investment income(a)	0.14	0.13	0.12	0.14		0.13
Net realized and unrealized gain (loss)	(1.02)	(3.28)	7.97	(0.05)		(1.13)

Net increase (decrease) from investment operations	(0.88)	(3.15)	8.09	0.09		(1.00)

Distributions(b)
From net investment income	(0.12)	(0.14)	(0.10)	(0.13)		(0.11)
From net realized gain	(0.29)	(2.08)	(0.36)	(0.00	)(c)	(0.56)

Total distributions	(0.41)	(2.22)	(0.46)	(0.13)		(0.67)

Net asset value, end of year	$14.06	$15.35	$20.72	$13.09		$13.13

Total Return(d)
Based on net asset value	(5.75)%	(16.89)%	62.61%	0.61%		(6.89)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.60%	0.64%		0.70%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%		0.49%

Net investment income	0.93%	0.69%	0.65%	0.99%		0.95%

Supplemental Data
Net assets, end of year (000)	$2,152,757	$2,501,959	$2,802,145	$847,753		$551,833

Portfolio turnover rate	93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)
		Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$15.24	$20.58	$13.02	$13.05		$14.73

Net investment income(a)	0.10	0.08	0.08	0.10		0.09
Net realized and unrealized gain (loss)	(1.01)	(3.25)	7.91	(0.03)		(1.13)

Net increase (decrease) from investment operations	(0.91)	(3.17)	7.99	0.07		(1.04)

Distributions(b)
From net investment income	(0.08)	(0.09)	(0.07)	(0.10)		(0.08)
From net realized gain	(0.29)	(2.08)	(0.36)	(0.00	)(c)	(0.56)

Total distributions	(0.37)	(2.17)	(0.43)	(0.10)		(0.64)

Net asset value, end of year	$13.96	$15.24	$20.58	$13.02		$13.05

Total Return(d)
Based on net asset value	(5.98)%	(17.08)%	62.05%	0.45%		(7.16)%

Ratios to Average Net Assets(e)
Total expenses	0.93%	0.92%	0.95%	1.01%		1.03%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75%	0.75%		0.75%

Net investment income	0.67%	0.44%	0.45%	0.75%		0.69%

Supplemental Data
Net assets, end of year (000)	$315,694	$358,594	$530,664	$277,926		$248,574

Portfolio turnover rate	93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)
		Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$14.80	$20.08	$12.74	$12.80		$14.48

Net investment income (loss)(a)	(0.01)	(0.05)	(0.05)	0.00	(b)	(0.01)
Net realized and unrealized gain (loss)	(0.98)	(3.18)	7.74	(0.04)		(1.10)

Net increase (decrease) from investment operations	(0.99)	(3.23)	7.69	(0.04)		(1.11)

Distributions(c)
From net investment income	(0.02)	—	—	(0.02)		(0.01)
From net realized gain	(0.29)	(2.05)	(0.35)	(0.00	)(d)	(0.56)

Total distributions	(0.31)	(2.05)	(0.35)	(0.02)		(0.57)

Net asset value, end of year	$13.50	$14.80	$20.08	$12.74		$12.80

Total Return(e)
Based on net asset value	(6.70)%	(17.74)%	60.90%	(0.33)%		(7.83)%

Ratios to Average Net Assets(f)
Total expenses	1.69%	1.64%	1.70%	1.71%		1.81%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.50%	1.50%		1.50%

Net investment income (loss)	(0.07)%	(0.30)%	(0.32)%	0.01%		(0.06)%

Supplemental Data
Net assets, end of year (000)	$9,276	$10,969	$12,880	$4,955		$4,363

Portfolio turnover rate	93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)
		Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of year	$15.36	$20.73	$13.10	$13.13		$14.81

Net investment income(a)	0.14	0.13	0.13	0.14		0.14
Net realized and unrealized gain (loss)	(1.02)	(3.27)	7.97	(0.03)		(1.15)

Net increase (decrease) from investment operations	(0.88)	(3.14)	8.10	0.11		(1.01)

Distributions(b)
From net investment income	(0.12)	(0.15)	(0.11)	(0.14)		(0.11)
From net realized gain	(0.29)	(2.08)	(0.36)	(0.00	)(c)	(0.56)

Total distributions	(0.41)	(2.23)	(0.47)	(0.14)		(0.67)

Net asset value, end of year	$14.07	$15.36	$20.73	$13.10		$13.13

Total Return(d)
Based on net asset value	(5.70)%	(16.84)%	62.63%	0.73%		(6.93)%

Ratios to Average Net Assets(e)
Total expenses	0.51%	0.51%	0.52%	0.56%		0.61%

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45%		0.45%

Net investment income	0.97%	0.73%	0.71%	0.99%		1.00%

Supplemental Data
Net assets, end of year (000)	$964,449	$967,682	$920,752	$188,885		$56,316

Portfolio turnover rate	93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund
	Institutional
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$18.39	$23.32		$18.78		$16.87		$18.18		$21.42

Net investment income(a)	0.20	0.13		0.19		0.22		0.25		0.25
Net realized and unrealized gain (loss)	(0.18)	(0.87)		5.31		2.41		(0.13)		2.71

Net increase (decrease) from investment operations	0.02	(0.74)		5.50		2.63		0.12		2.96

Distributions(b)
From net investment income	(0.20)	(0.19)		(0.22)		(0.29)		(0.20)		(0.23)

From net realized gain	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)

Total distributions	(1.05)	(4.19)		(0.96)		(0.72)		(1.43)		(6.20)

Net asset value, end of period	$17.36	$18.39		$23.32		$18.78		$16.87		$18.18

Total Return(c)
Based on net asset value	0.63%	(5.20	)%(d)	30.31%		15.96%		1.41%		17.36%

Ratios to Average Net Assets(e)
Total expenses	0.63%	0.61	%(f)(g)	0.68	%(h)	0.84	%(i)	0.82	%(i)	0.79	%(h)

Total expenses after fees waived and/or reimbursed	0.48%	0.48	%(f)(g)	0.48	%(h)	0.48	%(i)	0.47	%(i)	0.48	%(h)

Net investment income	1.17%	0.92	%(f)(g)	0.87	%(h)	1.29	%(i)	1.54	%(i)	1.44	%(h)

Supplemental Data
Net assets, end of period (000)	$1,479,014	$1,547,621		$1,721,850		$1,399,612		$1,325,232		$1,197,729

Portfolio turnover rate(j)	105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor A
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$17.44	$22.30		$18.00		$16.20		$17.52		$20.84

Net investment income(a)	0.15	0.09		0.13		0.17		0.20		0.20
Net realized and unrealized gain (loss)	(0.19)	(0.82)		5.08		2.31		(0.12)		2.63

Net increase (decrease) from investment operations	(0.04)	(0.73)		5.21		2.48		0.08		2.83

Distributions(b)
From net investment income	(0.15)	(0.13)		(0.17)		(0.25)		(0.17)		(0.18)

From net realized gain	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)

Total distributions	(1.00)	(4.13)		(0.91)		(0.68)		(1.40)		(6.15)

Net asset value, end of period	$16.40	$17.44		$22.30		$18.00		$16.20		$17.52

Total Return(c)
Based on net asset value	0.34%	(5.37	)%(d)	30.01%		15.66%		1.18%		17.10%

Ratios to Average Net Assets(e)
Total expenses	0.90%	0.86	%(f)(g)	0.93	%(h)	1.09	%(i)	1.10	%(i)	1.14	%(h)

Total expenses after fees waived and/or reimbursed	0.73%	0.73	%(f)(g)	0.73	%(h)	0.73	%(i)	0.73	%(i)	0.73	%(h)

Net investment income	0.92%	0.67	%(f)(g)	0.62	%(h)	1.04	%(i)	1.30	%(i)	1.19	%(h)

Supplemental Data
Net assets, end of period (000)	$1,271,384	$1,382,899		$1,519,185		$1,325,195		$1,202,715		$929,540

Portfolio turnover rate(j)	105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor C
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$14.06	$18.68		$15.14		$13.72		$15.03		$18.61

Net investment income (loss)(a)	0.02	(0.01)		(0.02)		0.04		0.07		0.06
Net realized and unrealized gain (loss)	(0.16)	(0.61)		4.28		1.95		(0.12)		2.29

Net increase (decrease) from investment operations	(0.14)	(0.62)		4.26		1.99		(0.05)		2.35

Distributions(b)
From net investment income	(0.06)	(0.00	)(c)	—		(0.14)		(0.03)		—

From net realized gain	(0.85)	(4.00)		(0.72)		(0.43)		(1.23)		(5.93)

Total distributions	(0.91)	(4.00)		(0.72)		(0.57)		(1.26)		(5.93)

Net asset value, end of period	$13.01	$14.06		$18.68		$15.14		$13.72		$15.03

Total Return(d)
Based on net asset value	(0.42)%	(5.81	)%(e)	29.03%		14.80%		0.37%		16.24%

Ratios to Average Net Assets(f)
Total expenses	1.72%	1.69	%(g)(h)	1.69	%(i)	1.87	%(j)	1.89	%(j)	1.92	%(i)

Total expenses after fees waived and/or reimbursed	1.48%	1.48	%(g)(h)	1.48	%(i)	1.48	%(j)	1.48	%(j)	1.48	%(i)

Net investment income (loss)	0.17%	(0.08	)%(g)(h)	(0.13	)%(i)	0.32	%(j)	0.52	%(j)	0.44	%(i)

Supplemental Data
Net assets, end of period (000)	$31,813	$38,506		$42,561		$31,921		$95,571		$159,351

Portfolio turnover rate(k)	105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class K
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$18.40	$23.34		$18.79		$16.88		$18.19		$17.48

Net investment income(b)	0.21	0.13		0.20		0.22		0.31		0.18
Net realized and unrealized gain (loss)	(0.19)	(0.87)		5.32		2.42		(0.18)		0.53

Net increase (decrease) from investment operations	0.02	(0.74)		5.52		2.64		0.13		0.71

Distributions(c)
From net investment income	(0.21)	(0.20)		(0.23)		(0.30)		(0.21)		—

From net realized gain	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		—

Total distributions	(1.06)	(4.20)		(0.97)		(0.73)		(1.44)		—

Net asset value, end of period	$17.36	$18.40		$23.34		$18.79		$16.88		$18.19

Total Return(d)
Based on net asset value	0.63%	(5.18	)%(e)	30.42%		16.01%		1.45%		4.06	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.54%	0.51	%(g)(h)	0.55	%(i)	0.70	%(j)	0.72	%(j)	0.72	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.43%	0.43	%(g)(h)	0.43	%(i)	0.43	%(j)	0.43	%(j)	0.43	%(g)(i)

Net investment income	1.22%	0.98	%(g)(h)	0.91	%(i)	1.30	%(j)	1.87	%(j)	1.55	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$31,568	$61,965		$56,736		$34,078		$3,079		$2,458

Portfolio turnover rate(k)	105%	73%		111%		99%		151%		148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class R
	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$15.84	$20.60		$16.66		$15.03		$16.38		$19.85

Net investment income(a)	0.10	0.05		0.07		0.13		0.15		0.15
Net realized and unrealized gain (loss)	(0.17)	(0.72)		4.70		2.13		(0.13)		2.47

Net increase (decrease) from investment operations	(0.07)	(0.67)		4.77		2.26		0.02		2.62

Distributions(b)
From net investment income	(0.12)	(0.09)		(0.09)		(0.20)		(0.14)		(0.12)

From net realized gain	(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)

Total distributions	(0.97)	(4.09)		(0.83)		(0.63)		(1.37)		(6.09)

Net asset value, end of period	$14.80	$15.84		$20.60		$16.66		$15.03		$16.38

Total Return(c)
Based on net asset value	0.14%	(5.55	)%(d)	29.67%		15.38%		0.88%		16.83%

Ratios to Average Net Assets(e)
Total expenses	1.24%	1.23	%(f)(g)	1.26	%(h)	1.37	%(i)	1.32	%(i)	1.38	%(h)

Total expenses after fees waived and/or reimbursed	0.98%	0.98	%(f)(g)	0.98	%(h)	0.98	%(i)	0.98	%(i)	0.98	%(h)

Net investment income	0.68%	0.42	%(f)(g)	0.37	%(h)	0.83	%(i)	1.04	%(i)	0.94	%(h)

Supplemental Data
Net assets, end of period (000)	$11,479	$13,967		$14,399		$12,416		$27,003		$41,488

Portfolio turnover rate(j)	105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$29.79	$35.07	$24.74		$28.08		$30.89		$28.32

Net investment income(a)	0.47	0.45	0.46		0.39		0.57		0.55
Net realized and unrealized gain (loss)	(2.02)	(0.21)	10.36		(2.60)		(0.26)		2.57

Net increase (decrease) from investment operations	(1.55)	0.24	10.82		(2.21)		0.31		3.12

Distributions(b)
From net investment income	(0.47)	(0.47)	(0.49)		(0.58)		(0.59)		(0.43)

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(1.61)	(5.52)	(0.49)		(1.13)		(3.12)		(0.55)

Net asset value, end of period	$26.63	$29.79	$35.07		$24.74		$28.08		$30.89

Total Return(c)
Based on net asset value	(4.97)%	0.63%	44.37%		(8.36	)%(d)	1.80%		11.16	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.70%	0.70%	0.84	%(f)	0.89	%(g)(h)	0.87	%(h)	0.92	%(i)

Total expenses after fees waived and/or reimbursed	0.54%	0.54%	0.54	%(f)	0.54	%(g)(h)	0.54	%(h)	0.54	%(i)

Net investment income	1.72%	1.41%	1.58	%(f)	2.20	%(g)(h)	2.09	%(h)	1.87	%(i)

Supplemental Data
Net assets, end of period (000)	$164,434	$186,903	$194,452		$146,365		$192,744		$169,089

Portfolio turnover rate	116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$28.98	$34.26	$24.18		$27.45		$30.26		$27.76

Net investment income(a)	0.39	0.36	0.38		0.34		0.49		0.47
Net realized and unrealized gain (loss)	(1.97)	(0.20)	10.13		(2.55)		(0.25)		2.51

Net increase (decrease) from investment operations	(1.58)	0.16	10.51		(2.21)		0.24		2.98

Distributions(b)
From net investment income	(0.40)	(0.39)	(0.43)		(0.51)		(0.52)		(0.36)

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(1.54)	(5.44)	(0.43)		(1.06)		(3.05)		(0.48)

Net asset value, end of period	$25.86	$28.98	$34.26		$24.18		$27.45		$30.26

Total Return(c)
Based on net asset value	(5.22)%	0.40%	44.01%		(8.53	)%(d)	1.56%		10.86	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.97%	0.97%	1.10	%(f)	1.15	%(g)(h)	1.14	%(h)	1.20	%(i)

Total expenses after fees waived and/or reimbursed	0.79%	0.79%	0.79	%(f)	0.79	%(g)(h)	0.79	%(h)	0.79	%(i)

Net investment income	1.47%	1.16%	1.33	%(f)	1.95	%(g)(h)	1.84	%(h)	1.61	%(i)

Supplemental Data
Net assets, end of period (000)	$345,671	$394,334	$405,607		$280,449		$336,565		$337,798

Portfolio turnover rate	116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$26.40	$31.69	$22.31		$25.32		$28.06		$25.71

Net investment income(a)	0.17	0.12	0.16		0.19		0.27		0.23
Net realized and unrealized gain (loss)	(1.78)	(0.19)	9.37		(2.36)		(0.24)		2.33

Net increase (decrease) from investment operations	(1.61)	(0.07)	9.53		(2.17)		0.03		2.56

Distributions(b)
From net investment income	(0.22)	(0.17)	(0.15)		(0.29)		(0.24)		(0.09)

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(1.36)	(5.22)	(0.15)		(0.84)		(2.77)		(0.21)

Net asset value, end of period	$23.43	$26.40	$31.69		$22.31		$25.32		$28.06

Total Return(c)
Based on net asset value	(5.89)%	(0.38)%	42.99%		(9.00	)%(d)	0.79%		10.03	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.74%	1.73%	1.85	%(f)	1.91	%(g)(h)	1.94	%(h)	1.97	%(i)

Total expenses after fees waived and/or reimbursed	1.54%	1.54%	1.54	%(f)	1.54	%(g)(h)	1.54	%(h)	1.54	%(i)

Net investment income	0.72%	0.41%	0.63	%(f)	1.20	%(g)(h)	1.08	%(h)	0.87	%(i)

Supplemental Data
Net assets, end of period (000)	$14,894	$18,099	$20,880		$43,395		$63,659		$94,919

Portfolio turnover rate	116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$29.80	$35.08	$24.74		$28.09		$30.90		$30.90

Net investment income(b)	0.48	0.47	0.47		0.40		0.58		0.39
Net realized and unrealized gain (loss)	(2.01)	(0.22)	10.38		(2.60)		(0.26)		(0.39)

Net increase (decrease) from investment operations	(1.53)	0.25	10.85		(2.20)		0.32		—

Distributions(c)
From net investment income	(0.49)	(0.48)	(0.51)		(0.60)		(0.60)		—

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		—

Total distributions	(1.63)	(5.53)	(0.51)		(1.15)		(3.13)		—

Net asset value, end of period	$26.64	$29.80	$35.08		$24.74		$28.09		$30.90

Total Return(d)
Based on net asset value	(4.91)%	0.69%	44.48%		(8.35	)%(e)	1.85%		0.00	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.63%	0.63%	0.74	%(g)	0.80	%(h)(i)	0.79	%(i)	0.83	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.49%	0.49%	0.49	%(g)	0.49	%(h)(i)	0.49	%(i)	0.49	%(h)(j)

Net investment income	1.77%	1.47%	1.62	%(g)	2.24	%(h)(i)	2.14	%(i)	1.88	%(h)(j)

Supplemental Data
Net assets, end of period (000)	$10,451	$10,210	$8,258		$4,971		$5,699		$5,459

Portfolio turnover rate	116%	136%	126	%(k)	70%		161%		143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)	Annualized.
(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class R
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$27.56	$32.84	$23.18		$26.29		$29.10		$26.70

Net investment income(a)	0.31	0.27	0.29		0.28		0.41		0.38
Net realized and unrealized gain (loss)	(1.87)	(0.19)	9.71		(2.43)		(0.26)		2.42

Net increase (decrease) from investment operations	(1.56)	0.08	10.00		(2.15)		0.15		2.80

Distributions(b)
From net investment income	(0.34)	(0.31)	(0.34)		(0.41)		(0.43)		(0.28)

From net realized gain	(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(1.48)	(5.36)	(0.34)		(0.96)		(2.96)		(0.40)

Net asset value, end of period	$24.52	$27.56	$32.84		$23.18		$26.29		$29.10

Total Return(c)
Based on net asset value	(5.43)%	0.14%	43.63%		(8.65	)%(d)	1.29%		10.60	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.36%	1.35%	1.41	%(f)	1.43	%(g)(h)	1.44	%(h)	1.47	%(i)

Total expenses after fees waived and/or reimbursed	1.04%	1.04%	1.04	%(f)	1.04	%(g)(h)	1.04	%(h)	1.04	%(i)

Net investment income	1.22%	0.91%	1.11	%(f)	1.69	%(g)(h)	1.59	%(h)	1.37	%(i)

Supplemental Data
Net assets, end of period (000)	$6,925	$8,440	$9,015		$10,820		$18,321		$29,497

Portfolio turnover rate	116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Large Cap Series Funds, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Small Cap Core Fund are series of the Trust. BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund are series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Certain Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Funds are open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of the Fund’s Manager as the valuation designee for the Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Funds’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the

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Notes to Financial Statements  (continued)

Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received(a)	Net Amount(b)

Advantage International
BofA Securities, Inc.	$719,644	$(719,644)	$—	$—
Goldman Sachs & Co. LLC	833,966	(833,966)	—	—
Morgan Stanley	842,402	(842,402)	—	—

	$2,396,012	$(2,396,012)	$—	$—

Advantage Large Cap Growth
Citigroup Global Markets, Inc.	$11,857,692	$(11,857,692)	$—	$—

Advantage Small Cap Core
Barclays Capital, Inc.	$2,847,057	$(2,847,057)	$—	$—
BNP Paribas SA	2,105,796	(2,105,796)	—	—
BofA Securities, Inc.	3,635,947	(3,635,947)	—	—
Citigroup Global Markets, Inc.	6,882,419	(6,882,419)	—	—
Credit Suisse Securities (USA) LLC	607,233	(607,233)	—	—
J.P. Morgan Securities LLC	33,304,654	(33,304,654)	—	—
Jefferies LLC	7,321,021	(7,321,021)	—	—
Morgan Stanley	23,693,325	(23,693,325)	—	—
National Financial Services LLC	2,936,885	(2,936,885)	—	—
SG Americas Securities LLC	156,342	(156,342)	—	—
State Street Bank & Trust Co.	1,385,608	(1,385,608)	—	—
TD Prime Services LLC	8,705,666	(8,705,666)	—	—

	$93,581,953	$(93,581,953)	$—	$—

Advantage Large Cap Core
Goldman Sachs & Co. LLC	$939,896	$(939,896)	$—	$—

Advantage Large Cap Value
Goldman Sachs & Co. LLC	$856,547	$(856,547)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

First $1 billion	0.45%	0.57%	0.45%	0.45%	0.49%

$1 billion - $3 billion	0.42	0.54	0.42	0.42	0.46

$3 billion - $5 billion	0.41	0.51	0.41	0.41	0.44

$5 billion - $10 billion	0.39	0.50	0.39	0.39	0.43

Greater than $10 billion	0.38	0.48	0.38	0.38	0.42

Service and Distribution Fees: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A

Investor C	0.25	0.75%	0.25	0.75%	0.25%	0.75%

Class R	0.25	0.25	0.25	0.25	N/A	N/A

			Advantage Large Cap Core		Advantage Large Cap Value
Share Class			Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A			0.25%	N/A	0.25%	N/A

Investor C			0.25	0.75%	0.25	0.75%

Class R			0.25	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Advantage International	$554,730	$24,001	$13,853	$592,584
Advantage Large Cap Growth	1,046,890	88,244	2,011	1,137,145
Advantage Small Cap Core	841,190	101,294	—	942,484
Advantage Large Cap Core	3,169,273	331,773	61,720	3,562,766
Advantage Large Cap Value	909,864	162,001	37,518	1,109,383

Administration: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide

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Notes to Financial Statements  (continued)

administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$139,003	$44,378	$481	$29,170	$554	$213,586
Advantage Large Cap Growth	90,404	83,776	1,770	404	80	176,434
Advantage Small Cap Core	473,932	67,320	2,027	200,288	—	743,567
Advantage Large Cap Core	288,723	253,613	6,668	6,426	2,458	557,888
Advantage Large Cap Value	34,210	72,805	3,241	2,018	1,502	113,776

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total

Advantage International	$463,310	$463,310
Advantage Large Cap Growth	403,876	403,876
Advantage Small Cap Core	169,255	169,255
Advantage Large Cap Core	740,241	740,241

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$4,454	$9,602	$609	$357	$62	$15,084
Advantage Large Cap Growth	3,371	46,428	1,840	21	18	51,678
Advantage Small Cap Core	13,853	19,247	267	5,323	—	38,690
Advantage Large Cap Core	35,315	244,842	4,835	171	215	285,378
Advantage Large Cap Value	1,321	35,282	1,565	68	163	38,399

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$757,984	$388,444	$4,982	$1,250	$7,053	$1,159,713
Advantage Large Cap Growth	322,859	561,454	16,850	234	981	902,378
Advantage Small Cap Core	1,939,710	561,334	18,733	48,375	—	2,568,152
Advantage Large Cap Core	1,687,750	1,698,801	70,538	7,546	28,044	3,492,679
Advantage Large Cap Value	149,562	383,100	20,578	1,369	17,991	572,600

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Advantage International	$3,532
Advantage Large Cap Growth	7,936
Advantage Small Cap Core	16,061
Advantage Large Cap Core	25,103
Advantage Large Cap Value	5,640

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Share Class	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

Investor A	$1,503	$—	$8,835	$11,637	$1,840
Investor C	71	157	1,229	2,421	266

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2023, the amounts waived were as follows.

Fund Name	Amounts Waived

Advantage International	$16,154
Advantage Large Cap Growth	6,570
Advantage Small Cap Core	27,283
Advantage Large Cap Core	17,078
Advantage Large Cap Value	3,797

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Advantage International	0.50%	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth	0.62	0.87	1.62	0.57	1.12
Advantage Small Cap Core’	0.50	0.75	1.50	0.45	N/A
Advantage Large Cap Core	0.48	0.73	1.48	0.43	0.98
Advantage Large Cap Value	0.54	0.79	1.54	0.49	1.04

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024 (June 30, 2033 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended May 31, 2023, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived

Advantage International	$1,089,044
Advantage Large Cap Growth	765,198
Advantage Small Cap Core	1,441,554
Advantage Large Cap Core	1,726,024
Advantage Large Cap Value	607,341

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, service and distribution fees waived and service distribution fees reimbursed respectively, in the Statements of Operations. For the year ended May 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$139,003	$44,378	$481	$29,170	$554	$213,586
Advantage Large Cap Growth	33,951	76,486	1,770	404	80	112,691
Advantage Small Cap Core	473,932	67,320	2,027	200,288	—	743,567
Advantage Large Cap Core	288,723	253,613	6,668	6,426	2,458	557,888
Advantage Large Cap Value	34,210	72,805	3,241	2,018	1,502	113,776

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Notes to Financial Statements  (continued)

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$410,363	$277,824	$3,708	$1,250	$5,673	$698,818
Advantage Large Cap Growth	216,150	359,527	12,205	234	781	588,897
Advantage Small Cap Core	754,936	393,265	13,655	48,375	—	1,210,231
Advantage Large Cap Core	966,072	1,065,739	52,344	7,546	22,187	2,113,888
Advantage Large Cap Value	64,072	201,403	12,475	1,370	14,217	293,537

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund (except Advantage International) retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund (except Advantage International), pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage International	$12,515
Advantage Large Cap Growth	412
Advantage Small Cap Core	271,001
Advantage Large Cap Core	8,308
Advantage Large Cap Value	8,739

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund other than Advantage Large Cap Growth may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage International, Advantage Large Cap Core and Advantage Large Cap Value are currently permitted to borrow under the Interfund Lending Program. Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended May 31, 2023, Advantage Large Cap Core recorded a reimbursement of $16,519 from an affiliate, which is included in payments by affiliates in the Statements of Operations, related to operating events.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors or trustees. For the year ended May 31, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Loss

Advantage International	$180,889,569	$ 167,360,330	$(6,535,565)
Advantage Large Cap Growth	192,913,491	193,078,257	(2,881,776)
Advantage Small Cap Core	44,475,586	65,446,487	(4,061,357)
Advantage Large Cap Core	314,532,775	295,431,269	(5,463,341)
Advantage Large Cap Value	66,440,485	61,562,655	532,101

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Advantage International	$1,454,962,359	$1,336,416,377
Advantage Large Cap Growth	1,144,290,928	1,140,450,035
Advantage Small Cap Core	3,402,506,526	3,504,180,067
Advantage Large Cap Core	2,914,073,629	3,105,367,923
Advantage Large Cap Value	657,352,062	692,880,943

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Period	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core(a)	Advantage Large Cap Core(a)	Advantage Large Cap Value
Ordinary income	05/31/23	$33,948,066	$2,228,616	$29,229,941	$29,688,180	$8,879,547
	05/31/22	75,379,392	80,241,896	267,924,397	300,626,296	62,455,146
	09/30/21	—	—	—	74,893,922	—

	05/31/21	17,234,394	18,919,073	68,728,891	—	8,535,339
Long-term capital gains	05/31/23	—	—	71,449,539	142,361,333	23,879,246
	05/31/22	19,216,534	75,300,948	230,922,822	311,327,192	43,956,359
	09/30/21	—	—	—	66,237,471	—

	05/31/21	—	48,567,710	9,400,294	—	—

Total	05/31/23	$33,948,066	$2,228,616	$100,679,480	$172,049,513	$32,758,793

	05/31/22	$94,595,926	$155,542,844	$498,847,219	$611,953,488	$106,411,505

	09/30/21	$—	$—	$—	$141,131,393	$—

	05/31/21	$17,234,394	$67,486,783	$78,129,185	$—	$8,535,339

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of May 31, 2023, the tax components of accumulated earnings (loss) were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

Undistributed ordinary income	$19,829,056	$867,519	$9,437,677	$10,578,065	$3,224,919
Non-expiring capital loss carryforwards	(90,015,175)	(25,713,241)	(320,410,727)	(84,219,781)	(10,898,011)
Net unrealized gains (losses)(a)	95,601,361	306,672,982	(315,629,146)	471,649,723	19,784,866

	$25,415,242	$281,827,260	$(626,602,196)	$398,008,007	$12,111,774

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, characterization of corporate actions and the timing and recognition of partnership income.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage International	$1,120,446,423	$127,084,390	$(31,412,055)	$95,672,335
Advantage Large Cap Growth	656,474,021	329,779,244	(23,181,357)	306,597,887
Advantage Small Cap Core	3,860,339,860	328,536,004	(647,392,362)	(318,856,358)
Advantage Large Cap Core	2,351,271,901	599,475,314	(128,228,705)	471,246,609
Advantage Large Cap Value	522,996,869	47,720,861	(28,046,146)	19,674,715

9.	BANK BORROWINGS

The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are parties to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2024, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with each fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage International

Institutional

Shares sold	11,508,058	$175,708,419	13,777,161	$261,293,357

Shares issued in reinvestment of distributions	1,525,765	22,800,749	2,994,510	55,505,073

Shares redeemed	(9,987,110)	(150,703,357)	(4,683,986)	(84,719,670)

	3,046,713	$47,805,811	12,087,685	$232,078,760

Investor A

Shares sold and automatic conversion of shares	1,491,738	$22,573,584	1,609,445	$29,061,798

Shares issued in reinvestment of distributions	426,965	6,301,933	1,366,649	25,210,535

Shares redeemed	(2,700,529)	(41,155,670)	(11,421,414)	(216,904,290)

	(781,826)	$(12,280,153)	(8,445,320)	$(162,631,957)

Investor C

Shares sold	51,816	$776,986	15,572	$276,617

Shares issued in reinvestment of distributions	4,022	57,985	13,423	240,443

Shares redeemed and automatic conversion of shares	(42,803)	(646,954)	(71,622)	(1,273,660)

	13,035	$188,017	(42,627)	$(756,600)

Class K

Shares sold	6,766,930	$106,688,626	1,559,416	$28,044,701

Shares issued in reinvestment of distributions	259,872	3,878,150	445,197	8,265,311

Shares redeemed	(1,714,155)	(27,125,496)	(936,345)	(17,250,139)

	5,312,647	$83,441,280	1,068,268	$19,059,873

Class R

Shares sold	1,023,690	$17,224,244	52,932	$965,685

Shares issued in reinvestment of distributions	4,989	73,701	13,774	253,477

Shares redeemed	(53,022)	(824,885)	(71,361)	(1,307,696)

	975,657	$16,473,060	(4,655)	$(88,534)

	8,566,226	$135,628,015	4,663,351	$87,661,542

Advantage Large Cap Growth

Institutional

Shares sold	6,868,840	$118,137,284	18,866,857	$451,445,651

Shares issued in reinvestment of distributions	84,195	1,481,839	1,817,498	43,395,960

Shares redeemed	(4,676,497)	(85,552,119)	(3,026,155)	(68,987,252)

	2,276,538	$34,067,004	17,658,200	$425,854,359

Service(a)

Shares sold	—	$—	7	$150

Shares redeemed and automatic conversion of shares	—	—	(10,889)	(267,829)

	—	$—	(10,882)	$(267,679)

Investor A

Shares sold	783,596	$13,193,623	—	$—

Shares sold and automatic conversion of shares	—	—	1,431,877	31,127,446

Shares issued in reinvestment of distributions	43,075	713,736	4,697,926	104,584,323

Shares redeemed	(2,657,309)	(44,721,957)	(21,602,520)	(487,976,651)

	(1,830,638)	$(30,814,598)	(15,472,717)	$(352,264,882)

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Large Cap Growth (continued)

Investor C

Shares sold	63,364	$871,927	86,912	$1,498,005

Shares issued in reinvestment of distributions	—	—	121,002	2,203,502

Shares redeemed and automatic conversion of shares	(214,528)	(2,877,817)	(199,549)	(3,453,157)

	(151,164)	$(2,005,890)	8,365	$248,350

Class K

Shares sold	33,825	$619,234	69,002	$1,702,198

Shares issued in reinvestment of distributions	331	5,828	9,209	219,275

Shares redeemed	(24,166)	(435,384)	(11,600)	(275,935)

	9,990	$189,678	66,611	$1,645,538

Class R

Shares sold	10,387	$185,989	3,124	$69,959

Shares issued in reinvestment of distributions	8	147	2,242	52,719

Shares redeemed	(2,056)	(37,158)	(11,539)	(277,249)

	8,339	$148,978	(6,173)	$(154,571)

	313,065	$1,585,172	2,243,404	$75,061,115

Advantage Small Cap Core

Institutional

Shares sold	47,919,449	$701,900,107	69,055,122	$1,263,123,865

Shares issued in reinvestment of distributions	4,704,458	65,751,152	17,566,446	329,082,359

Shares redeemed	(62,510,640)	(917,764,827)	(58,854,243)	(1,047,621,729)

	(9,886,733)	$(150,113,568)	27,767,325	$544,584,495

Investor A

Shares sold and automatic conversion of shares	3,601,657	$52,810,767	6,829,398	$128,844,710

Shares issued in reinvestment of distributions	605,080	8,387,411	2,896,706	54,040,890

Shares redeemed	(5,120,440)	(74,615,130)	(11,975,936)	(222,210,668)

	(913,703)	$(13,416,952)	(2,249,832)	$(39,325,068)

Investor C

Shares sold	125,566	$1,786,554	204,917	$3,763,393

Shares issued in reinvestment of distributions	16,415	218,327	82,849	1,504,284

Shares redeemed and automatic conversion of shares	(196,132)	(2,747,776)	(188,194)	(3,180,500)

	(54,151)	$(742,895)	99,572	$2,087,177

Class K

Shares sold	19,864,648	$291,931,230	23,648,944	$446,279,930

Shares issued in reinvestment of distributions	1,873,351	26,253,904	6,037,283	113,137,247

Shares redeemed	(16,189,057)	(238,415,011)	(11,100,191)	(205,823,632)

	5,548,942	$79,770,123	18,586,036	$353,593,545

	(5,305,645)	$(84,503,292)	44,203,101	$860,940,149

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21

Fund Name/Share Class	Shares	Amount	Shares	Amount	Shares	Amount

Advantage Large Cap Core

Institutional

Shares sold	7,232,763	$117,472,203	4,675,752	$96,402,525	11,122,519	$251,323,550

Shares issued in reinvestment of distributions	5,176,989	82,730,713	13,928,034	288,867,428	3,302,822	63,900,785

Shares redeemed	(11,342,719)	(183,436,037)	(8,280,673)	(170,654,461)	(15,124,464)	(321,784,632)

	1,067,033	$16,766,879	10,323,113	$214,615,492	(699,123)	$(6,560,297)

Service(a)

Shares sold	—	$—	—	$—	548	$11,010

Shares issued in reinvestment of distributions	—	—	—	—	804	15,503

Shares redeemed	—	—	—	—	(18,313)	(426,166)

	—	$—	—	$—	(16,961)	$(399,653)

Investor A

Shares sold and automatic conversion of shares	4,614,359	$72,748,020	4,220,054	$83,106,936	5,247,188	$107,401,444

Shares issued in reinvestment of distributions	4,932,185	74,491,359	13,306,804	262,010,951	3,379,506	62,612,624

Shares redeemed	(11,328,154)	(178,943,679)	(6,366,773)	(124,698,000)	(14,126,753)	(303,828,770)

	(1,781,610)	$(31,704,300)	11,160,085	$220,419,887	(5,500,059)	$(133,814,702)

Investor C

Shares sold	492,228	$6,204,724	400,679	$6,350,905	1,269,667	$21,139,842

Shares issued in reinvestment of distributions	196,124	2,351,728	554,976	8,840,764	118,023	1,844,502

Shares redeemed and automatic conversion of shares	(982,251)	(12,432,749)	(494,580)	(7,852,572)	(1,217,765)	(20,462,871)

	(293,899)	$(3,876,297)	461,075	$7,339,097	169,925	$2,521,473

Class K

Shares sold	645,071	$10,729,466	1,076,338	$23,074,817	924,918	$19,893,604

Shares issued in reinvestment of distributions	120,270	1,924,102	542,342	11,248,178	95,892	1,855,510

Shares redeemed	(2,315,017)	(41,205,381)	(682,182)	(13,799,154)	(403,241)	(8,643,340)

	(1,549,676)	$(28,551,813)	936,498	$20,523,841	617,569	$13,105,774

Class R

Shares sold	81,548	$1,163,716	207,005	$3,605,109	195,034	$3,743,255

Shares issued in reinvestment of distributions	62,298	849,067	155,818	2,790,704	34,683	595,042

Shares redeemed	(249,611)	(3,561,642)	(180,329)	(3,176,674)	(276,127)	(5,164,112)

	(105,765)	$(1,548,859)	182,494	$3,219,139	(46,410)	$(825,815)

	(2,663,917)	$(48,914,390)	23,063,265	$466,117,456	(5,475,059)	$(125,973,220)

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

	Year Ended 05/31/23		Year Ended 05/31/22

	Shares	Amount	Shares	Amount

Advantage Large Cap Value

Institutional

Shares sold	881,237	$24,019,416	915,940	$28,986,414

Shares issued in reinvestment of distributions	344,992	8,902,293	917,328	28,547,837

Shares redeemed	(1,325,202)	(36,046,939)	(1,104,695)	(34,353,481)

	(98,973)	$(3,125,230)	728,573	$23,180,770

Service(a)

Shares sold	—	$—	2,088	$71,736

Shares redeemed and automatic conversion of shares	—	—	(453,246)	(15,610,547)

	—	$—	(451,158)	$(15,538,811)

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Large Cap Value (continued)

Investor A

Shares sold and automatic conversion of shares	1,375,001	$36,028,089	1,527,485	$48,539,900

Shares issued in reinvestment of distributions	759,779	19,035,751	2,044,253	62,034,841

Shares redeemed	(2,376,037)	(62,562,160)	(1,803,689)	(55,590,938)

	(241,257)	$(7,498,320)	1,768,049	$54,983,803

Investor C

Shares sold	135,087	$3,243,871	172,422	$4,896,841

Shares issued in reinvestment of distributions	38,671	875,749	118,748	3,308,545

Shares redeemed and automatic conversion of shares	(223,496)	(5,340,361)	(264,687)	(7,567,062)

	(49,738)	$(1,220,741)	26,483	$638,324

Class K

Shares sold	128,817	$3,493,709	163,719	$5,160,955

Shares issued in reinvestment of distributions	22,234	574,235	48,756	1,514,064

Shares redeemed	(101,295)	(2,693,778)	(105,279)	(3,245,112)

	49,756	$1,374,166	107,196	$3,429,907

Class R

Shares sold	46,745	$1,166,823	45,560	$1,349,808

Shares issued in reinvestment of distributions	19,382	459,713	51,590	1,492,653

Shares redeemed	(89,884)	(2,236,145)	(65,423)	(1,940,331)

	(23,757)	$(609,609)	31,727	$902,130

	(363,969)	$(11,079,734)	2,210,870	$67,596,123

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

As of May 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Advantage Large Cap Growth
Class K	12,217

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Advantage Small Cap Core Fund and the Board of Trustees of BlackRock FundsSM, and to the Shareholders of BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, and BlackRock Advantage Small Cap Core Fund of BlackRock FundsSM, and BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. (the “Funds”), including the schedules of investments, as of May 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2023, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights
BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Large Cap Value Fund	For each of the two years in the period ended May 31, 2023	For each of the three years in the period ended May 31, 2023, for the period from October 1, 2019 through May 31, 2020, and for each of the two years in the period ended September 30, 2019
BlackRock Advantage Small Cap Core Fund	For each of the two years in the period ended May 31, 2023	For each of the five years in the period ended May 31, 2023
BlackRock Advantage Large Cap Core Fund	For the year ended May 31, 2023, for the period from October 1, 2021 through May 31, 2022, and for the year ended September 30, 2021	For the year ended May 31, 2023, for the period from October 1, 2021 through May 31, 2022, and for each of the four years in the period ended September 30, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	99

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2023:

Fund Name	Qualified Dividend Income
Advantage International	$ 31,828,295
Advantage Large Cap Growth	8,719,852
Advantage Small Cap Core	46,372,480
Advantage Large Cap Core	45,085,137
Advantage Large Cap Value	12,000,904

The Funds hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Advantage Small Cap Core	$ 71,449,539
Advantage Large Cap Core	142,361,341
Advantage Large Cap Value	23,879,258

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of the foreign source income earned and foreign taxes paid for the fiscal year ended May 31, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Advantage International	$ 34,358,215	$ 3,861,016

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Advantage Large Cap Growth	100.00%
Advantage Small Cap Core	100.00
Advantage Large Cap Core	100.00
Advantage Large Cap Value	100.00

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends
Advantage International	$ 615,182
Advantage Large Cap Growth	94,640
Advantage Small Cap Core	778,600
Advantage Large Cap Core	488,724
Advantage Large Cap Value	116,154

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest-Related Dividends
Advantage International	$ 615,182
Advantage Large Cap Growth	94,640
Advantage Small Cap Core	778,600
Advantage Large Cap Core	488,724
Advantage Large Cap Value	116,152

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees of BlackRock Funds (the “Trust”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Advantage International Fund (“Advantage International Fund”), BlackRock Advantage Large Cap Growth Fund (“Advantage Large Cap Growth Fund”) and BlackRock Advantage Small Cap Core Fund (“Advantage Small Cap Core Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of BlackRock Advantage Large Cap Value Fund (“Advantage Large Cap Value Fund”) and BlackRock Advantage Large Cap Core Fund (“Advantage Large Cap Core Fund”), and the Manager, each Fund’s investment advisor.

Advantage International Fund, Advantage Large Cap Growth Fund, Advantage Small Cap Core Fund, Advantage Large Cap Value Fund and Advantage Large Cap Core Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Trust Advisory Agreement and the Corporation Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 18, 2023 are referred to as the “April Meeting” and the meetings held on May 23-24, 2023 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Boards consider the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to pertinent Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Boards had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. The Boards also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, considered information that was relevant to their annual consideration of the renewal of the pertinent Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Boards received and reviewed materials specifically relating to the renewal of the pertinent Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	101

Disclosure of Investment Advisory Agreement  (continued)

profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. Each Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Boards was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the applicable Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Advantage International Fund ranked in the first, first and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Advantage Large Cap Growth Fund ranked in the third, second and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

The Board of the Corporation noted that for the one-, three- and five-year periods reported, Advantage Large Cap Core Fund ranked in the fourth, second and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Advantage Small Cap Core Fund ranked in the fourth, fourth and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board of the Corporation noted that for the one-, three- and five-year periods reported, Advantage Large Cap Value Fund ranked in fourth, third and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The applicable Board noted that each of Advantage Large Cap Core Fund’s, Advantage Large Cap Growth Fund’s, Advantage Small Cap Core Fund’s, and Advantage International Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of the Corporation noted that Advantage Large Cap Value Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Boards additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels. The Boards further noted that BlackRock and the applicable Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	103

Disclosure of Investment Advisory Agreement  (continued)

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Trust’s year-long deliberative process, the Board of the Trust, including the Independent Board Members, unanimously approved the continuation of the Trust Advisory Agreement between the Manager and the Trust, on behalf of each of Advantage International Fund, Advantage Large Cap Growth Fund and Advantage Small Cap Core Fund, for a one-year term ending June 30, 2024.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Corporation’s year-long deliberative process, the Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of each of Advantage Large Cap Value Fund and Advantage Large Cap Core Fund, for a one-year term ending June 30, 2024.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Director (Since 2019)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	105

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2015)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2019)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2019)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust and the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	107

Director and Officer Information  (continued)

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b) Officers of the Turst and the Corporation serve at the pleasure of the Board.

Further information about the Trust’s Directors and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Trust. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	109

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers
Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust and the Corporation
100 Bellevue Parkway
Wilmington, DE 19809

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	111

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-5/23-AR

MAY 31, 2023

2023 Annual Report

BlackRock FundsSM

•	BlackRock Energy Opportunities Fund

•	BlackRock High Equity Income Fund

•	BlackRock International Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	3.33%	2.92%

U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)

International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06

Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Energy Opportunities Fund

Investment Objective

BlackRock Energy Opportunities Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

Stock selection within the exploration and production (“E&P”) subsector contributed to performance. On the other hand, selection in the distribution subsector detracted. An underweight in oil services was the largest detractor.

BP PLC (“BP”) was a key detractor at the individual stock level. BP, which was added to late in the period, lost ground due in part to its announcement of a reduced share buy-back. In the oilfield services sector, overweight positions in Tenaris SA and Patterson UTI-Energy, Inc. detracted. An underweight in Schlumberger Ltd. also hurt results given the stock’s outperformance.

In the E&P subsector, the shale producers Devon Energy Corp. and Pioneer Natural Resources Co. made positive contributions to relative performance. An overweight in Hess Corp. was also a key contributor, as the company beat first quarter earnings estimates and raised its forward guidance. Overweights in the integrated oil companies TotalEnergies SE and Shell PLC contributed, as well.

Overweights in the integrated oil companies TotalEnergies SE and Shell PLC contributed to outperformance, as well.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocation to the oilfield services subsector. It also added to European integrated oil stocks and midstream distribution companies, while it reduced its weighting in natural gas producers.

Describe portfolio positioning at period end.

The investment adviser maintained a bias towards higher-quality international oil producers and selective positions in U.S. shale companies. The Fund was overweight in the E&P and distribution sub-sectors, and it remained underweight in the integrated, refining and marketing and oil services sub-sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of May 31, 2023 (continued)	BlackRock Energy Opportunities Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)

An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(10.59)%	N/A	2.59%	N/A	1.12%	N/A
Investor A	(10.97)	(15.64)%	2.16	1.07%	0.69	0.15%
Investor C	(11.57)	(12.43)	1.45	1.45	0.12	0.12
MSCI World Energy Index	(9.68)	N/A	2.42	N/A	1.77	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$870.40	$4.24		$1,000.00	$1,020.40	$4.58		0.91%
Investor A	1,000.00	868.70	6.13		1,000.00	1,018.37	6.64		1.32
Investor C	1,000.00	866.00	9.46		1,000.00	1,014.79	10.20		2.03

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Energy Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Exxon Mobil Corp.	18.4%
Shell PLC	9.9
TotalEnergies SE	7.0
BP PLC	6.7
ConocoPhillips	6.6
Chevron Corp.	4.9
Canadian Natural Resources Ltd.	4.4
EOG Resources, Inc.	4.1
Williams Cos., Inc.	4.0
Hess Corp.	3.5

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Oil, Gas & Consumable Fuels	93.7%
Energy Equipment & Services	4.6
Other (each representing less than 1%)	0.6
Short-Term Securities	0.6
Other Assets	0.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund’s (the “Fund”) investment objective is to seek high current income while maintaining prospects for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 1000 Value® Index.

What factors influenced performance?

The largest contribution to the Fund’s relative performance came from allocation decisions in the health care sector. Within the sector, selection decisions in the pharmaceuticals and health care providers and services industries boosted relative return. Investment decisions in the financial sector also proved beneficial. Other modest contributors included allocation decisions within the energy sector and stock selection among utilities, as well as the use of equity-linked notes that enhanced portfolio yield.

Conversely, the largest detractor from the Fund’s relative performance was stock selection in the industrials sector. Notably, stock selection within the professional services industry hurt relative return, as did an underweight allocation to the electrical equipment industry. In communication services, stock selection weighed on results, as did investment decisions within the wireless telecommunication services industry. Investment decisions within the information technology (“IT”) sector also hampered relative performance. Other meaningful detractors included stock selection within the consumer discretionary sector.

Describe recent portfolio activity.

As a result of portfolio activity and market price movements during the period, the largest increases in the Fund’s sector exposure were in IT and healthcare. Conversely, the Fund reduced its exposure to the energy and consumer discretionary sectors.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the healthcare, financials, and IT sectors. Relative to the benchmark, the Fund’s largest overweight positions were in the health care, IT, and consumer discretionary sectors, while the largest relative underweights were in the real estate, materials, and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2023 (continued)	BlackRock High Equity Income Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(4.70)%	N/A	6.72%	N/A	8.65%	N/A
Investor A	(4.96)	(9.96)%	6.45	5.30%	8.32	7.74%
Investor C	(5.63)	(6.52)	5.66	5.66	7.67	7.67
Class K	(4.68)	N/A	6.74	N/A	8.66	N/A
Russell 1000® Value Index	(4.55)	N/A	6.78	N/A	8.42	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$963.60	$4.16		$1,000.00	$1,020.69	$4.28		0.85%
Investor A	1,000.00	962.30	5.38		1,000.00	1,019.45	5.54		1.10
Investor C	1,000.00	958.70	9.03		1,000.00	1,015.71	9.30		1.85
Class K	1,000.00	963.70	3.92		1,000.00	1,020.94	4.03		0.80

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock High Equity Income Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Wells Fargo & Co.	2.1%
Cognizant Technology Solutions Corp., Class A	2.0
Laboratory Corp. of America Holdings	1.9
Baxter International, Inc.	1.7
Medtronic PLC	1.7
Kraft Heinz Co.	1.7
Citigroup, Inc.	1.6
Komatsu Ltd.	1.6
Samsung Electronics Co. Ltd., Registered Shares, GDR	1.5
BP PLC	1.5

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Health Care	22.9%
Financials	21.6
Industrials	11.9
Information Technology	9.5
Communication Services	8.5
Consumer Staples	8.3
Energy	6.9
Consumer Discretionary	5.8
Utilities	4.4
Materials	2.9
Liabilities in Excess of Other Assets	(2.7)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2023	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s classes outperformed its benchmark, the MSCI All Country World ex-U.S. Index.

What factors influenced performance?

The largest contributors to relative performance at the sector level were stock selection decisions in healthcare, financials, and consumer discretionary stocks. The largest individual contributors to relative performance were Danish pharmaceutical stock Novo Nordisk, French luxury goods company LVMH, and Spanish clothing retailer Inditex.

Novo Nordisk was the most significant contributor to performance, as it announced that a higher dose of its popular drug Semaglutide showed better control of blood sugar levels and greater weight loss without any apparent worsening of side effects. In addition, sales volume growth for Novo Nordisk’s diabetes drug Ozempic topped 90% and returned to normal supply conditions in the US after months of shortages. In addition, incremental data on the oral version of obesity drug Wegovy potentially increased its addressable market. LVMH contributed as discretionary spending remained strong overall among affluent consumers, which led to continued growth in margins in the luxury retail industry. Inditex continued to execute well, leading to substantial top-line growth as the company retained its strong capital allocation in terms of disciplined space management and cash deployment. In addition, the current economics of Inditex’s online business were better than expected.

Conversely, the largest detractors from relative performance were stock selection decisions and an underweight allocation to information technology (“IT”), as well as stock selection in communication services. Stock selection in consumer staples also detracted from returns. Among individual stocks, the largest detractors were Canadian telecom Telus, US oilfield equipment and services company Baker Hughes, and Dutch brewer Heineken.

Telus detracted the most from relative returns, as the telecom underperformed alongside its big three Canadian telecom peers and other traditionally defensive stocks as investors rotated into growth stocks later in the period. Baker Hughes struggled as supply chain issues adversely affected its business execution, causing the shares to trade at a discount that reflected its energy conglomerate status. Lastly, Heineken lagged along with other consumer stocks. A large investor’s decision to sell its entire stake in the brewer also weighed on its share price.

Describe recent portfolio activity.

The Fund increased its weightings in the healthcare, energy, and consumer staples sectors, with newly added positions in Lonza, Shell, and Heineken. Conversely, the Fund reduced positions in financials and IT, mostly through sales of Bankinter and Amadeus. The Fund also sold its only position in the utilities sector, Energias de Portugal (EDP).

Describe portfolio positioning at period end.

The Fund focuses on high-quality dividend-paying companies, leading to portfolio composition that differs substantially from the benchmark. From a sector perspective, the Fund had significant absolute and relative exposure to the healthcare and consumer staples sectors. Conversely, it had zero-weight exposure in real estate and utilities, and limited exposure in materials. Regionally, the Fund had the most significant exposure to the United Kingdom and France.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock International Dividend Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.81%	N/A	6.75%	N/A	4.23%	N/A
Investor A	4.56	(0.93)%	6.49	5.35%	3.94	3.38%
Investor C	3.77	2.77	5.70	5.70	3.32	3.32
Class K	4.89	N/A	6.81	N/A	4.26	N/A
MSCI All Country World Index ex-U.S.	(1.41)	N/A	2.22	N/A	3.83	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,057.70	$4.29		$1,000.00	$1,020.76	$4.23		0.84%
Investor A	1,000.00	1,056.40	5.77		1,000.00	1,019.32	5.64		1.12
Investor C	1,000.00	1,052.90	9.57		1,000.00	1,015.60	9.40		1.87
Class K	1,000.00	1,058.20	4.10		1,000.00	1,020.95	4.03		0.80

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2023 (continued)	BlackRock International Dividend Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Sanofi	4.1%
Novo Nordisk A/S, Class B	4.1
Reckitt Benckiser Group PLC	4.0
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0
Lonza Group AG, Registered Shares	3.7
Diageo PLC	3.5
TELUS Corp.	3.5
LVMH Moet Hennessy Louis Vuitton SE	3.4
Kering SA	3.4
AstraZeneca PLC	3.1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	22.4%
France	14.9
United States	12.7
Netherlands	8.3
Taiwan	6.9
Switzerland	5.7
Denmark	4.1
Japan	3.5
Canada	3.5
India	3.2
China	3.0
Spain	3.0
Mexico	2.7
Indonesia	2.1
Singapore	2.1
Germany	2.0
Sweden	1.7
Liabilities in Excess of Other Assets	(1.8)

(a)	Excludes short-term securities.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock High Equity Income Fund and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Equity Income Fund’s Class K Shares performance shown prior to the Class K Shares inception date of April 21, 2020 is that of Institutional Shares. BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund’s and on August 18, 2021, BlackRock High Equity Income Fund’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”), respectively.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments May 31, 2023	BlackRock Energy Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 4.6%
Patterson-UTI Energy, Inc.	182,616	$1,778,680
Poseidon Concepts Corp.(a)	35,081	—
Schlumberger NV	280,074	11,995,569
Tenaris SA	272,069	3,377,360

		17,151,609

Food Products — 0.6%
Darling Ingredients, Inc.(a)	34,331	2,175,899

Oil, Gas & Consumable Fuels — 93.7%
ARC Resources Ltd.	375,427	4,524,483
BP PLC	4,524,720	25,419,991
Canadian Natural Resources Ltd.	307,492	16,564,928
Cenovus Energy, Inc.	589,721	9,422,504
Cheniere Energy, Inc.	82,569	11,540,669
Chevron Corp.	122,136	18,396,124
ConocoPhillips	250,144	24,839,299
Diamondback Energy, Inc.	61,342	7,799,635
Eni SpA	562,234	7,481,509
EOG Resources, Inc.	143,489	15,394,935
Exxon Mobil Corp.	678,915	69,371,535
Gazprom PJSC(b)	639,500	79
Hess Corp.	105,314	13,340,124
Kinder Morgan, Inc.	605,327	9,751,818
Kosmos Energy Ltd.(a)	505,891	3,015,110
Marathon Petroleum Corp.	100,721	10,566,640
Santos Ltd.	817,386	3,869,282

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Shell PLC	1,356,506	$37,294,407
TC Energy Corp.	166,268	6,471,898
TotalEnergies SE	469,555	26,497,373
Tourmaline Oil Corp.	156,409	6,538,645
Valero Energy Corp.	92,215	9,870,694
Williams Cos., Inc.	520,806	14,926,300

		352,897,982

Total Long-Term Investments — 98.9% (Cost: $303,188,285)		372,225,490

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(c)(d)	2,370,913	2,370,913

Total Short-Term Securities — 0.6% (Cost: $2,370,913)		2,370,913

Total Investments — 99.5% (Cost: $305,559,198)		374,596,403

Other Assets Less Liabilities — 0.5%		2,022,796

Net Assets — 100.0%		$376,619,199

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,186,102	$—	$(3,815,189	)(a)	$—	$—	$2,370,913	2,370,913	$211,959		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—	(613	)(a)	613	—	—	—	479	(c)	—

					$613	$—	$2,370,913		$212,438		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Energy Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$13,774,249	$3,377,360	$—	$17,151,609
Food Products	2,175,899	—	—	2,175,899
Oil, Gas & Consumable Fuels	252,335,341	100,562,562	79	352,897,982
Short-Term Securities
Money Market Funds	2,370,913	—	—	2,370,913

	$270,656,402	$103,939,922	$79	$374,596,403

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments May 31, 2023	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
BAE Systems PLC	74,881	$865,441
L3Harris Technologies, Inc.	155,480	27,352,041
Raytheon Technologies Corp.	199,913	18,419,984

		46,637,466

Automobile Components — 0.9%
Lear Corp.	150,049	18,405,010

Automobiles — 1.0%
General Motors Co.	606,233	19,648,012

Banks — 5.8%
Citigroup, Inc.	721,736	31,987,340
Citizens Financial Group, Inc.	636,760	16,415,673
First Citizens BancShares, Inc., Class A	19,287	24,054,746
Wells Fargo & Co.	1,048,863	41,755,236

		114,212,995

Capital Markets — 1.7%
Carlyle Group, Inc.	541,860	14,852,383
Invesco Ltd.	312,369	4,491,866
Raymond James Financial, Inc.	167,090	15,096,581

		34,440,830

Chemicals — 0.6%
PPG Industries, Inc.	86,590	11,368,401

Communications Equipment — 1.4%
Cisco Systems, Inc.	437,740	21,742,546
Nokia Oyj, NVS, ADR	1,410,672	5,656,795

		27,399,341

Consumer Staples Distribution & Retail — 0.9%
Dollar General Corp.	88,993	17,895,602

Containers & Packaging — 1.2%
Sealed Air Corp.	648,180	24,533,613

Diversified Telecommunication Services — 1.7%
AT&T Inc.	572,876	9,011,339
Verizon Communications, Inc.	680,952	24,262,320

		33,273,659

Electric Utilities — 2.0%
American Electric Power Co., Inc.	133,692	11,112,479
Edison International	66,298	4,476,441
Exelon Corp.	309,712	12,280,081
PG&E Corp.(a)	625,873	10,602,288

		38,471,289

Financial Services — 2.5%
Equitable Holdings, Inc.	508,599	12,481,020
Fidelity National Information Services, Inc.	511,610	27,918,558
Visa, Inc., Class A	41,180	9,102,015

		49,501,593

Food Products — 2.0%
Danone SA	101,095	5,983,704
Kraft Heinz Co.	861,177	32,914,185

		38,897,889

Health Care Equipment & Supplies — 5.1%
Baxter International, Inc.	830,760	33,828,547
Koninklijke Philips NV	551,076	10,411,259
Medtronic PLC	404,901	33,509,607
Zimmer Biomet Holdings, Inc.	178,525	22,733,374

		100,482,787

Security	Shares	Value

Health Care Providers & Services — 4.8%
Cardinal Health, Inc.	250,876	$20,647,095
Cigna Group	80,491	19,914,278
Elevance Health, Inc.	33,895	15,178,859
Humana, Inc.	3,038	1,524,681
Laboratory Corp. of America Holdings	171,774	36,507,128

		93,772,041

Household Durables — 1.1%
Newell Brands, Inc.	986,238	8,195,638
Sony Group Corp., ADR	140,230	13,139,551

		21,335,189

Household Products — 0.4%
Reckitt Benckiser Group PLC	89,202	6,936,489

Industrial Conglomerates — 0.3%
Siemens AG, Registered Shares	40,202	6,615,757

Insurance — 3.9%
American International Group, Inc.	420,448	22,212,268
Fidelity National Financial, Inc., Class A	789,084	26,939,328
Prudential PLC	1,033,361	13,578,150
Willis Towers Watson PLC	68,017	14,885,520

		77,615,266

Interactive Media & Services — 0.4%
Alphabet, Inc., Class C, NVS(a)	41,192	5,081,857
Meta Platforms, Inc., Class A(a)	11,521	3,049,839

		8,131,696

IT Services — 2.0%
Cognizant Technology Solutions Corp., Class A	620,422	38,770,171

Machinery — 1.6%
Komatsu Ltd.	1,358,700	31,882,910

Media — 2.0%
Comcast Corp., Class A	714,553	28,117,660
Fox Corp., Class A, NVS	384,273	11,989,318

		40,106,978

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	97,448	5,822,518
Sempra Energy	55,283	7,934,769

		13,757,287

Oil, Gas & Consumable Fuels — 4.2%
BP PLC	5,164,783	29,015,881
ConocoPhillips	92,087	9,144,239
EQT Corp.	26,734	929,541
Kosmos Energy Ltd.(a)	1,779,590	10,606,357
Shell PLC	957,082	26,313,046
Williams Cos., Inc.	203,527	5,833,084

		81,842,148

Personal Care Products — 0.7%
Unilever PLC, ADR	285,969	14,281,292

Pharmaceuticals — 3.4%
AstraZeneca PLC	98,709	14,377,027
Bayer AG, Registered Shares	346,168	19,319,759
Eli Lilly & Co.	15,847	6,805,652
Novo Nordisk A/S, ADR	25,858	4,149,175
Sanofi	224,845	22,940,271

		67,591,884

Professional Services — 3.3%
Dun & Bradstreet Holdings, Inc.	1,607,310	16,073,100
Leidos Holdings, Inc.	267,316	20,866,687

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Professional Services (continued)
Robert Half International, Inc.		47,810	$3,108,606
SS&C Technologies Holdings, Inc.		444,216	24,414,112

			64,462,505

Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp.		314,020	9,872,789

Software — 0.9%
Microsoft Corp.		50,924	16,722,932

Technology Hardware, Storage & Peripherals — 1.8%
HP, Inc.		212,580	6,177,575
Samsung Electronics Co. Ltd., Registered Shares, GDR		22,346	30,227,987

			36,405,562

Textiles, Apparel & Luxury Goods — 0.3%
Ralph Lauren Corp., Class A		57,417	6,104,001

Tobacco — 1.2%
British American Tobacco PLC		729,414	23,089,304

Trading Companies & Distributors — 0.3%
MSC Industrial Direct Co., Inc., Class A		72,990	6,563,261

Wireless Telecommunication Services — 1.1%
Rogers Communications, Inc., Class B, NVS		148,830	6,561,676
Vodafone Group PLC		14,892,032	14,161,300

			20,722,976

Total Common Stocks — 64.1% (Cost: $1,247,834,707)			1,261,750,925

		Par (000)

Equity-Linked Notes

Aerospace & Defense — 2.1%
Barclays Capital, Inc. (Airbus SE) 18.13% 07/10/23	EUR	59,400	7,805,323
Barclays Capital, Inc. (BAE Systems PLC) 15.89% 07/10/23	GBP	616,600	7,208,628
Goldman Sachs & Co. LLC (L3Harris Technologies, Inc.) 13.12% 07/17/23	USD	80,300	14,234,753
Goldman Sachs & Co. LLC (Raytheon Technologies Corp.) 13.13% 06/22/23		124,200	11,539,644

			40,788,348

Automobile Components — 0.6%
BMO Capital Markets Corp. (Lear Corp.) 17.39% 06/07/23		93,200	11,428,237

Automobiles — 0.4%
SG Americas Securities LLC (General Motors Co.) 25.41% 06/12/23		230,300	7,502,204

Banks — 2.3%
BNP Paribas Securities Corporation (First Citizens BancShares, Inc.) 20.08% 06/14/23		7,200	7,807,073
Citigroup Global Markets, Inc. (Citizens Financial Group, Inc.) 17.68% 06/29/23		198,200	5,194,110
JP Morgan Securities LLC (Wells Fargo & Co.) 16.45% 06/29/23		465,500	18,708,560
Nomura Securities International, Inc. (Citigroup, Inc.) 20.86% 06/14/23		320,300	14,179,640

			45,889,383

Beverages — 0.1%
RBC Capital Markets LLC (Molson Coors Beverage Co.) 18.80% 07/03/23		35,500	2,212,862

Security		Par (000)	Value

Capital Markets — 1.2%
Citigroup Global Markets, Inc. (Raymond James Financial, Inc.) 19.50% 06/29/23	USD	47,800	$4,378,014
JP Morgan Securities LLC (Carlyle Group, Inc.) 24.86% 08/03/23		325,000	8,908,250
SG Americas Securities LLC (Carlyle Group, Inc.) 24.11% 06/02/23		307,000	8,418,507
SG Americas Securities LLC (Invesco Ltd.) 33.16% 06/12/23		194,000	2,822,315

			24,527,086

Chemicals — 0.4%
BNP Paribas Securities Corporation (PPG Industries, Inc.) 21.68% 06/26/23		53,800	7,111,759

Communications Equipment — 1.0%
Barclays Capital, Inc. (Nokia Oyj) 21.51% 08/03/23		846,300	3,393,663
BMO Capital Markets Corp. (Cisco Systems, Inc.) 12.50% 06/07/23		271,900	13,502,956
Nomura Securities International, Inc. (Nokia Oyj) 17.29% 06/02/23		865,000	3,467,673

			20,364,292

Consumer Staples Distribution & Retail — 0.5%
BMO Capital Markets Corp. (Dollar General Corp.) 14.38% 06/26/23		43,700	8,801,838

Containers & Packaging — 0.7%
Citigroup Global Markets, Inc. (Sealed Air Corp.) 17.40% 06/29/23		373,600	14,308,303

Diversified Telecommunication Services — 1.1%
Citigroup Global Markets, Inc. (Verizon Communications, Inc.) 15.06% 06/29/23		423,100	15,266,623
Goldman Sachs & Co. LLC (AT&T Inc.) 10.56% 07/03/23		358,700	5,695,311

			20,961,934

Electric Utilities — 1.1%
Barclays Capital, Inc. (Exelon Corp.) 16.57% 07/03/23		193,800	7,776,077
RBC Capital Markets LLC (American Electric Power Co., Inc.) 13.71% 06/07/23		78,900	6,573,085
RBC Capital Markets LLC (PG&E Corp.) 11.11% 07/17/23		391,800	6,655,255

			21,004,417

Financial Services — 1.8%
Barclays Capital, Inc. (Equitable Holdings, Inc.) 25.52% 08/03/23		316,000	7,754,640
BMO Capital Markets Corp. (Apollo Global Management, Inc.) 27.57% 07/03/23		58,900	3,833,731
BMO Capital Markets Corp. (Visa, Inc.) 9.64% 07/17/23		17,400	3,875,517

Goldman Sachs & Co. LLC (Fidelity National Information Services, Inc.) 24.19% 06/22/23		212,300	11,603,229
Nomura Securities International, Inc. (Equitable Holdings, Inc.) 21.97% 06/02/23		316,000	7,752,454

			34,819,571

Food Products — 1.1%
BNP Paribas Arbitrage (Danone SA) 20.41% 07/10/23	EUR	62,700	3,780,030
JP Morgan Securities LLC (Kraft Heinz Co.) 15.56% 07/13/23	USD	489,600	18,802,108

			22,582,138

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2023	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies — 4.2%
Nomura Securities International, Inc. (Baxter International, Inc.) 21.47% 08/03/23	USD	498,300	$20,290,776
Nomura Securities International, Inc. (Zimmer Biomet Holdings, Inc.) 15.66% 06/12/23		110,900	14,118,743
RBC Capital Markets LLC (Koninklijke Philips NV) 20.00% 07/27/23(b)	EUR	309,500	5,945,458
SG Americas Securities LLC (Baxter International, Inc.) 20.91% 06/02/23	USD	509,300	20,744,802
SG Americas Securities LLC (Medtronic PLC) 16.21% 06/12/23		251,600	20,792,011

			81,891,790

Health Care Providers & Services — 3.1%
Barclays Capital, Inc. (Cardinal Health, Inc.) 15.44% 08/03/23		150,400	12,377,920
BMO Capital Markets Corp. (Humana, Inc.) 17.61% 07/13/23		7,600	3,860,782
Goldman Sachs & Co. LLC (Laboratory Corp. of America Holdings) 12.90% 07/03/23		66,600	14,286,221
Nomura Securities International, Inc. (Cardinal Health, Inc.) 19.71% 06/02/23		156,000	12,314,259
RBC Capital Markets LLC (Cigna Group) 13.76% 07/03/23		42,700	10,626,479
SG Americas Securities LLC (Elevance Health, Inc.) 17.53% 06/12/23		18,200	8,172,134

			61,637,795

Household Durables — 0.8%
BOFA Securities, Inc. (Newell Brands, Inc.) 34.97% 08/03/23		422,600	3,511,806
Citigroup Global Markets, Inc. (Sony Group Corp.) 16.08% 06/29/23		87,100	8,055,777
Nomura Securities International, Inc. (Newell Brands, Inc.) 32.68% 06/02/23		509,300	4,231,083

			15,798,666

Household Products — 0.2%
BNP Paribas Arbitrage (Reckitt Benckiser Group PLC) 12.90% 07/10/23	GBP	55,300	4,330,692

Industrial Conglomerates — 0.2%
BNP Paribas Arbitrage (Siemens AG) 18.97% 07/20/23	EUR	25,100	4,051,903

Insurance — 2.2%
BNP Paribas Arbitrage (Prudential PLC) 19.94% 07/10/23	GBP	646,900	8,603,446
JP Morgan Securities LLC (American International Group, Inc.) 14.84% 06/26/23	USD	263,200	13,859,805
JP Morgan Securities LLC (Fidelity National Financial, Inc.) 26.89% 06/26/23		352,900	12,059,212
Mizuho Securities USA LLC (Willis Towers Watson PLC) 12.80% 07/13/23		42,200	9,240,962

			43,763,425

Interactive Media & Services — 0.5%
Goldman Sachs & Co. LLC (Meta Platforms, Inc.) 21.28% 06/22/23		26,500	6,261,482
JP Morgan Securities LLC (Alphabet, Inc.) 16.85% 06/22/23		35,500	4,037,875

			10,299,357

IT Services — 1.0%
RBC Capital Markets LLC (Cognizant Technology Solutions Corp.) 15.07% 06/07/23		319,900	20,006,279

Security		Par (000)	Value

Media — 1.1%
BNP Paribas Securities Corporation (Comcast Corp.) 16.77% 06/14/23	USD	444,000	$17,003,214
Goldman Sachs & Co. LLC (Fox Corp.) 17.81% 06/22/23		138,600	4,372,302

			21,375,516

Multi-Utilities — 0.7%
BMO Capital Markets Corp. (Sempra Energy) 15.38% 06/26/23		34,200	4,939,201
SG Americas Securities LLC (Public Service Enterprise Group, Inc.) 19.88% 06/12/23		141,000	8,398,016

			13,337,217

Oil, Gas & Consumable Fuels — 2.8%
BMO Capital Markets Corp. (EQT Corp.) 22.01% 06/07/23		197,800	6,849,454
BMO Capital Markets Corp. (Williams Cos., Inc.) 18.17% 07/13/23		233,000	6,634,559
BNP Paribas Arbitrage (Shell PLC) 20.14% 07/20/23	GBP	529,000	14,945,354
BNP Paribas Securities Corporation (Kosmos Energy Ltd.) 32.44% 06/26/23	USD	551,700	3,328,346
Nomura Securities International, Inc. (ConocoPhillips) 17.51% 06/14/23		39,800	3,949,773
RBC Capital Markets LLC (BP PLC) 19.32% 07/20/23	GBP	3,234,100	18,481,919

			54,189,405

Personal Care Products — 0.5%
BNP Paribas Securities Corporation (Unilever PLC) 15.57% 06/26/23	USD	177,700	8,932,813

Pharmaceuticals — 2.3%
Barclays Capital, Inc. (Sanofi) 23.92% 07/27/23	EUR	137,500	14,332,389
BMO Capital Markets Corp. (Novo Nordisk A/S) 17.66% 07/13/23	USD	24,700	3,989,878
BNP Paribas Arbitrage (AstraZeneca PLC) 16.77% 07/20/23	GBP	74,900	10,955,370
BNP Paribas Securities Corporation (Eli Lilly & Co.) 16.98% 06/14/23	USD	11,600	4,473,981
RBC Capital Markets LLC (Bayer AG) 19.85% 07/27/23(b)	EUR	211,800	11,969,208

			45,720,826

Professional Services — 1.3%
Goldman Sachs & Co. LLC (SS&C Technologies Holdings, Inc.) 16.43% 06/22/23	USD	275,900	15,276,515
RBC Capital Markets LLC (Robert Half International, Inc.) 18.55% 07/17/23		29,800	1,961,022
SG Americas Securities LLC (Leidos Holdings, Inc.) 14.25% 06/22/23		102,400	8,037,868

			25,275,405

Software — 0.6%
Nomura Securities International, Inc. (Microsoft Corp.) 19.39% 06/14/23		42,100	12,722,844

Specialty Retail — 0.2%
BMO Capital Markets Corp. (Ross Stores, Inc.) 13.41% 06/29/23		39,200	4,053,461

Technology Hardware, Storage & Peripherals — 0.2%
RBC Capital Markets LLC (HP, Inc.) 22.84% 07/03/23		133,100	3,885,650

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.5%
JP Morgan Securities LLC (Ralph Lauren Corp.) 24.78% 08/03/23	USD	34,300	$3,646,433
Nomura Securities International, Inc. (Ralph Lauren Corp.) 22.38% 06/02/23		57,900	6,153,613

			9,800,046

Tobacco — 0.8%
Barclays Capital, Inc. (British American Tobacco PLC) 19.52% 07/27/23	GBP	340,800	10,833,798
BOFA Securities, Inc. (Altria Group, Inc.) 16.65% 06/02/23	USD	102,300	4,542,891

			15,376,689

Trading Companies & Distributors — 0.4%
Barclays Capital, Inc. (MSC Industrial Direct Co., Inc.) 15.82% 08/03/23		43,700	3,929,504
BOFA Securities, Inc. (MSC Industrial Direct Co., Inc.) 22.44% 06/02/23		55,000	4,690,888

			8,620,392

Security		Par (000)	Value

Wireless Telecommunication Services — 0.6%
Barclays Capital, Inc. (Vodafone Group PLC) 36.51% 07/27/23	GBP	9,114,900	$8,603,228
RBC Capital Markets LLC (Rogers Communications, Inc.) 13.20% 06/07/23	CAD	92,400	4,082,359

			12,685,587

Total Equity-Linked Notes — 38.6% (Cost: $ 790,095,363)			760,058,130

Total Investments — 102.7% (Cost: $ 2,037,930,070)			2,021,809,055

Liabilities in Excess of Other Assets — (2.7)%			(52,896,959)

Net Assets — 100.0%			$1,968,912,096

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$25,886,024	$—		$ (25,886,024)	(b)	$—	$—	$—	—	$2,000,304		$ —
SL Liquidity Series, LLC, Money Market Series(a)	—	4,794	(b)	—		(4,794)	—	—	—	3,960	(c)	—

						$(4,794)	$—	$—		$2,004,264		$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$45,772,025	$865,441	$—	$46,637,466
Automobile Components	18,405,010	—	—	18,405,010
Automobiles	19,648,012	—	—	19,648,012
Banks	114,212,995	—	—	114,212,995

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2023	BlackRock High Equity Income Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Capital Markets	$34,440,830	$—	$—	$34,440,830
Chemicals	11,368,401	—	—	11,368,401
Communications Equipment	27,399,341	—	—	27,399,341
Consumer Staples Distribution & Retail	17,895,602	—	—	17,895,602
Containers & Packaging	24,533,613	—	—	24,533,613
Diversified Telecommunication Services	33,273,659	—	—	33,273,659
Electric Utilities	38,471,289	—	—	38,471,289
Financial Services	49,501,593	—	—	49,501,593
Food Products	32,914,185	5,983,704	—	38,897,889
Health Care Equipment & Supplies	90,071,528	10,411,259	—	100,482,787
Health Care Providers & Services	93,772,041	—	—	93,772,041
Household Durables	21,335,189	—	—	21,335,189
Household Products	—	6,936,489	—	6,936,489
Industrial Conglomerates	—	6,615,757	—	6,615,757
Insurance	64,037,116	13,578,150	—	77,615,266
Interactive Media & Services	8,131,696	—	—	8,131,696
IT Services	38,770,171	—	—	38,770,171
Machinery	—	31,882,910	—	31,882,910
Media	40,106,978	—	—	40,106,978
Multi-Utilities	13,757,287	—	—	13,757,287
Oil, Gas & Consumable Fuels	26,513,221	55,328,927	—	81,842,148
Personal Care Products	14,281,292	—	—	14,281,292
Pharmaceuticals	10,954,827	56,637,057	—	67,591,884
Professional Services	64,462,505	—	—	64,462,505
Semiconductors & Semiconductor Equipment	9,872,789	—	—	9,872,789
Software	16,722,932	—	—	16,722,932
Technology Hardware, Storage & Peripherals	6,177,575	30,227,987	—	36,405,562
Textiles, Apparel & Luxury Goods	6,104,001	—	—	6,104,001
Tobacco	—	23,089,304	—	23,089,304
Trading Companies & Distributors	6,563,261	—	—	6,563,261
Wireless Telecommunication Services	6,561,676	14,161,300	—	20,722,976
Equity-Linked Notes	—	742,143,464	17,914,666	760,058,130

	$1,006,032,640	$997,861,749	$17,914,666	$2,021,809,055

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Equity-Linked Notes

Assets
Opening Balance, as of May 31, 2022	$25,492,266
Transfers into Level 3	—
Transfers out of Level 3	—
Net realized gain (loss)	(349,210)
Net change in unrealized appreciation (depreciation)(a)(b)	(1,277,616)
Purchases	18,558,098
Sales	(24,508,872)

Closing Balance, as of May 31, 2023	$17,914,666

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2023(b)	$(643,432)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2023, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 3.5%
TELUS Corp.	1,144,704	$21,688,241

China — 3.0%
Budweiser Brewing Co. APAC Ltd.(a)	4,939,800	12,429,725
Yum China Holdings, Inc.	113,522	6,409,452

		18,839,177

Denmark — 4.1%
Novo Nordisk A/S, Class B	156,511	25,187,478

France — 14.9%
Air Liquide SA	73,994	12,397,898
EssilorLuxottica SA	66,731	12,085,194
Kering SA	39,787	21,272,590
LVMH Moet Hennessy Louis Vuitton SE	24,345	21,285,520
Sanofi	249,062	25,411,060

		92,452,262

Germany — 2.0%
MTU Aero Engines AG, Class N	53,908	12,470,727

India — 3.2%
AceVector Ltd. (Acquired 05/07/14 - 10/29/14, cost $7,423,816)(b)(c)(d)	1,595,200	1,176,947
HDFC Bank Ltd.	948,926	18,426,392

		19,603,339

Indonesia — 2.2%
Bank Rakyat Indonesia Persero Tbk PT	35,729,900	13,276,807

Japan — 3.5%
Daiichi Sankyo Co. Ltd.	290,200	9,437,071
KDDI Corp.	403,500	12,440,523

		21,877,594

Mexico — 2.7%
Wal-Mart de Mexico SAB de CV	4,401,684	16,744,266

Netherlands — 8.3%
Heineken NV	152,300	15,409,480
Koninklijke KPN NV	5,417,562	18,637,752
Shell PLC	49,081	1,349,384
Shell PLC	570,306	15,943,818

		51,340,434

Singapore — 2.1%
DBS Group Holdings Ltd.	309,800	6,936,447
United Overseas Bank Ltd.	287,500	5,940,002

		12,876,449

Spain — 3.0%
Industria de Diseno Textil SA	560,262	18,743,997

Sweden — 1.7%
Epiroc AB, Class A	605,798	10,640,859

Security	Shares	Value

Switzerland — 5.7%
Lonza Group AG, Registered Shares	36,158	$22,678,509
Zurich Insurance Group AG, Class N	26,669	12,485,947

		35,164,456

Taiwan — 6.9%
MediaTek, Inc.	740,000	18,184,464
Taiwan Semiconductor Manufacturing Co. Ltd.	1,359,000	24,594,954

		42,779,418

United Kingdom — 22.4%
AstraZeneca PLC	132,642	19,319,390
BAE Systems PLC	1,094,086	12,644,950
Diageo PLC	522,347	21,715,297
Ferguson PLC	113,344	16,427,178
Prudential PLC	1,352,611	17,773,028
Reckitt Benckiser Group PLC	322,140	25,050,116
RELX PLC	616,536	19,271,679
Smith & Nephew PLC	426,312	6,387,101

		138,588,739

United States — 8.5%
Baker Hughes Co., Class A	673,984	18,366,064
Otis Worldwide Corp.	240,373	19,112,057
Visa, Inc., Class A	68,248	15,084,856

		52,562,977

Total Long-Term Investments — 97.7% (Cost: $577,045,671)		604,837,220

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	25,743,453	25,743,453

Total Short-Term Securities — 4.1% (Cost: $25,743,453)		25,743,453

Total Investments — 101.8% (Cost: $602,789,124)		630,580,673
Liabilities in Excess of Other Assets — (1.8)%		(11,447,558)

Net Assets — 100.0%		$619,133,115

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Non-income producing security.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,176,947, representing 0.2% of its net assets as of period end, and an original cost of $7,423,816.

(e)	Affiliate of the Fund.

(f)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2023	BlackRock International Dividend Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,283,734	$21,459,719	(a)	$ —	$—	$—	$25,743,453	25,743,453	$423,023		$—

SL Liquidity Series, LLC, Money Market Series(b)	—	1,655	(a)	—	(1,655)	—	—	—	1,477	(c)	—

					$(1,655)	$—	$25,743,453		$424,500		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$21,688,241	$—	$—	$21,688,241
China	6,409,452	12,429,725	—	18,839,177
Denmark	—	25,187,478	—	25,187,478
France	—	92,452,262	—	92,452,262
Germany	—	12,470,727	—	12,470,727
India	—	18,426,392	1,176,947	19,603,339
Indonesia	—	13,276,807	—	13,276,807
Japan	—	21,877,594	—	21,877,594
Mexico	16,744,266	—	—	16,744,266
Netherlands	—	51,340,434	—	51,340,434
Singapore	—	12,876,449	—	12,876,449
Spain	—	18,743,997	—	18,743,997
Sweden	—	10,640,859	—	10,640,859
Switzerland	—	35,164,456	—	35,164,456
Taiwan	—	42,779,418	—	42,779,418
United Kingdom	—	138,588,739	—	138,588,739
United States	52,562,977	—	—	52,562,977
Short-Term Securities
Money Market Funds	25,743,453	—	—	25,743,453

	$123,148,389	$506,255,337	$1,176,947	$630,580,673

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2023

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

ASSETS
Investments, at value — unaffiliated(a)	$372,225,490	$2,021,809,055	$604,837,220
Investments, at value — affiliated(b)	2,370,913	—	25,743,453
Cash	31,997	—	—
Foreign currency, at value(c)	760	152,664	81,272
Receivables:
Investments sold	2,382,712	26,709,204	29,622
Securities lending income — affiliated	—	311	—
Capital shares sold	262,373	3,810,516	2,119,623
Dividends — unaffiliated	2,056,679	4,049,072	2,798,876
Dividends — affiliated	13,750	128,623	87,695
Interest — unaffiliated	—	4,925,608	—
From the Manager	28,001	214,113	72,551
Prepaid expenses	57,790	131,470	119,021

Total assets	379,430,465	2,061,930,636	635,889,333

LIABILITIES
Bank overdraft	—	1,038,259	—
Payables:
Investments purchased	—	80,119,518	13,714,331
Administration fees	37,667	136,807	41,617
Capital shares redeemed	1,862,132	8,033,819	1,237,550
Deferred foreign capital gain tax	—	—	26,396
Income dividend distributions	—	441,537	—
Investment advisory fees	535,784	2,470,615	533,903
IRS compliance fee for foreign withholding tax claims	—	—	757,020
Trustees’ and Officer’s fees	2,039	3,616	1,598
Other accrued expenses	44,675	84,376	48,318
Other affiliate fees	2,111	—	2,705
Professional fees	55,414	94,803	209,544
Service and distribution fees	64,211	116,337	31,539
Transfer agent fees	207,233	478,853	151,697

Total liabilities	2,811,266	93,018,540	16,756,218

NET ASSETS	$376,619,199	$1,968,912,096	$619,133,115

NET ASSETS CONSIST OF:
Paid-in capital	$625,854,445	$2,112,392,478	$589,957,352
Accumulated earnings (loss)	(249,235,246)	(143,480,382)	29,175,763

NET ASSETS	$376,619,199	$1,968,912,096	$619,133,115

(a) Investments, at cost — unaffiliated	$303,188,285	$2,037,930,070	$577,045,671
(b) Investments, at cost — affiliated	$2,370,913	$—	$25,743,453
(c) Foreign currency, at cost	$758	$152,475	$81,612

F I N A N C I A L S T A T E M E N T S	23

Statements of Assets and Liabilities  (continued)

May 31, 2023

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund
NET ASSET VALUE

Institutional
Net assets	$153,530,485	$1,475,683,009	$432,855,321

Shares outstanding	12,860,683	56,267,659	13,187,559

Net asset value	$11.94	$26.23	$32.82

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$204,035,026	$296,253,794	$121,410,888

Shares outstanding	17,624,037	13,502,818	4,012,385

Net asset value	$11.58	$21.94	$30.26

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor C
Net assets	$19,053,688	$59,275,778	$4,517,341

Shares outstanding	1,711,081	4,353,431	174,779

Net asset value	$11.14	$13.62	$25.85

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	N/A	$137,699,515	$60,349,565

Shares outstanding	N/A	5,253,578	1,838,276

Net asset value	N/A	$26.21	$32.83

Shares authorized	N/A	Unlimited	Unlimited

Par value	N/A	$0.001	$0.001

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2023

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$17,481,471	$34,448,978	$11,485,500
Dividends — affiliated	211,959	2,000,304	423,023
Interest — unaffiliated	—	99,359,905	—
Securities lending income — affiliated — net	479	3,960	1,477
Other income	—	—	399,625
Foreign taxes withheld	(890,676)	(687,095)	(993,403)
Foreign withholding tax claims	—	—	1,136,533
IRS compliance fee for foreign withholding tax claims	—	—	(757,020)

Total investment income	16,803,233	135,126,052	11,695,735

EXPENSES
Investment advisory	2,979,519	13,909,586	2,668,916
Service and distribution — class specific	781,393	1,250,134	318,346
Transfer agent — class specific	631,971	1,815,141	429,697
Administration	168,840	698,639	150,515
Professional	101,064	152,704	280,718
Registration	82,509	222,157	81,300
Administration — class specific	79,448	352,313	70,785
Accounting services	58,063	132,294	55,791
Custodian	49,331	152,151	43,855
Printing and postage	32,583	37,575	41,866
Trustees and Officer	9,849	22,142	8,602
Miscellaneous	12,343	44,833	19,683

Total expenses	4,986,913	18,789,669	4,170,074
Less:
Administration fees waived — class specific	(50,729)	(352,313)	(70,785)
Fees waived and/or reimbursed by the Manager	(4,608)	(1,282,324)	(528,714)
Transfer agent fees waived and/or reimbursed — class specific	(163,021)	(946,890)	(270,168)

Total expenses after fees waived and/or reimbursed	4,768,555	16,208,142	3,300,407

Net investment income	12,034,678	118,917,910	8,395,328

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,440,523	(92,492,318)	(249,089)
Investments — affiliated	613	(4,794)	(1,655)
Foreign currency transactions	(7,742)	(494,015)	(39,576)

	3,433,394	(92,991,127)	(290,320)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	(68,194,665)	(89,990,428)	8,823,723
Foreign currency translations	2,307	30,304	35,327

	(68,192,358)	(89,960,124)	8,859,050

Net realized and unrealized gain (loss)	(64,758,964)	(182,951,251)	8,568,730

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,724,286)	$(64,033,341)	$16,964,058

(a) Net of increase in deferred foreign capital gain tax of	—	—	(26,396)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets

	BlackRock Energy Opportunities Fund
	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,034,678	$6,185,142
Net realized gain	3,433,394	11,495,831
Net change in unrealized appreciation (depreciation)	(68,192,358)	105,851,479

Net increase (decrease) in net assets resulting from operations	(52,724,286)	123,532,452

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(4,153,602)	(1,685,666)
Investor A	(4,979,465)	(2,822,736)
Investor C	(385,896)	(228,017)

Decrease in net assets resulting from distributions to shareholders	(9,518,963)	(4,736,419)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	50,744,840	101,858,896

NET ASSETS
Total increase (decrease) in net assets	(11,498,409)	220,654,929
Beginning of year	388,117,608	167,462,679

End of year	$376,619,199	$388,117,608

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock High Equity Income Fund
	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$118,917,910	$48,052,004
Net realized loss	(92,991,127)	(12,998,968)
Net change in unrealized appreciation (depreciation)	(89,960,124)	7,823,061

Net increase (decrease) in net assets resulting from operations	(64,033,341)	42,876,097

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(94,841,361)	(34,570,316)
Service	—	(143,733)
Investor A	(20,115,999)	(17,750,469)
Investor C	(3,255,218)	(2,190,275)
Class K	(5,726,980)	(33,372)

Decrease in net assets resulting from distributions to shareholders	(123,939,558)	(54,688,165)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	867,175,165	783,325,619

Capital contribution from affiliate	—	154,683

NET ASSETS
Total increase in net assets	679,202,266	771,668,234
Beginning of year	1,289,709,830	518,041,596

End of year	$1,968,912,096	$1,289,709,830

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets  (continued)

	BlackRock International Dividend Fund
	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,395,328	$3,891,300
Net realized gain (loss)	(290,320)	7,499,714
Net change in unrealized appreciation (depreciation)	8,859,050	(25,439,461)

Net increase (decrease) in net assets resulting from operations	16,964,058	(14,048,447)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(4,254,124)	(6,131,550)
Investor A	(3,455,327)	(8,109,355)
Investor C	(111,861)	(346,707)
Class K	(679,380)	(453,060)

Decrease in net assets resulting from distributions to shareholders	(8,500,692)	(15,040,672)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	357,362,077	37,095,166

NET ASSETS
Total increase in net assets	365,825,443	8,006,047
Beginning of year	253,307,672	245,301,625

End of year	$619,133,115	$253,307,672

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund

	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$13.73	$8.55	$6.64	$9.66		$12.34	$11.13

Net investment income(a)	0.42	0.32	0.26	0.21		0.29	0.23
Net realized and unrealized gain (loss)	(1.88)	5.11	1.90	(2.93)		(2.66)	1.30

Net increase (decrease) from investment operations	(1.46)	5.43	2.16	(2.72)		(2.37)	1.53

Distributions from net investment income(b)	(0.33)	(0.25)	(0.25)	(0.30)		(0.31)	(0.32)

Net asset value, end of period	$11.94	$13.73	$8.55	$6.64		$9.66	$12.34

Total Return(c)
Based on net asset value	(10.59)%	65.17%	33.50%	(29.02	)%(d)	(19.24)%	14.08%

Ratios to Average Net Assets(e)

Total expenses	1.03%	1.11%	1.33%	1.40	%(f)(g)	1.30%	1.29%

Total expenses after fees waived and/or reimbursed	0.91%	0.91%	0.91%	0.91	%(f)(g)	0.91%	0.92%

Net investment income	3.28%	3.05%	3.75%	3.89	%(f)	2.91%	1.97%

Supplemental Data
Net assets, end of period (000)	$153,530	$128,580	$52,377	$38,779		$23,579	$22,255

Portfolio turnover rate	77%	75%	79%	39%		37%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.47% and 0.91%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$13.33	$8.31	$6.46	$9.39		$11.99	$10.83

Net investment income(a)	0.37	0.27	0.23	0.18		0.24	0.17
Net realized and unrealized gain (loss)	(1.84)	4.97	1.84	(2.85)		(2.59)	1.27

Net increase (decrease) from investment operations	(1.47)	5.24	2.07	(2.67)		(2.35)	1.44

Distributions from net investment income(b)	(0.28)	(0.22)	(0.22)	(0.26)		(0.25)	(0.28)

Net asset value, end of period	$11.58	$13.33	$8.31	$6.46		$9.39	$11.99

Total Return(c)
Based on net asset value	(10.97)%	64.51%	33.00%	(29.23	)%(d)	(19.61)%	13.59%

Ratios to Average Net Assets(e)
Total expenses	1.33%	1.43%	1.73%	1.94	%(f)(g)	1.66%	1.65%

Total expenses after fees waived and/or reimbursed	1.32%	1.32%	1.32%	1.32	%(f)(g)	1.33%	1.34%

Net investment income	2.94%	2.66%	3.30%	3.65	%(f)	2.44%	1.52%

Supplemental Data
Net assets, end of period (000)	$204,035	$232,979	$103,858	$72,733		$34,574	$41,644

Portfolio turnover rate	77%	75%	79%	39%		37%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.00% and 1.32%, respectively.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$12.83	$8.01	$6.24	$9.03		$11.39	$10.30

Net investment income(a)	0.27	0.19	0.17	0.14		0.14	0.09
Net realized and unrealized gain (loss)	(1.76)	4.79	1.77	(2.75)		(2.44)	1.22

Net increase (decrease) from investment operations	(1.49)	4.98	1.94	(2.61)		(2.30)	1.31

Distributions from net investment income(b)	(0.20)	(0.16)	(0.17)	(0.18)		(0.06)	(0.22)

Net asset value, end of period	$11.14	$12.83	$8.01	$6.24		$9.03	$11.39

Total Return(c)
Based on net asset value	(11.57)%	63.37%	31.89%	(29.51	)%(d)	(20.21)%	12.90%

Ratios to Average Net Assets(e)
Total expenses(f)	2.05%	2.16%	2.53%	2.61	%(g)(h)	2.35%	2.36%

Total expenses after fees waived and/or reimbursed	2.03%	2.04%	2.04%	2.04	%(g)(h)	2.05%	2.06%

Net investment income	2.22%	1.92%	2.60%	2.77	%(g)	1.48%	0.80%

Supplemental Data
Net assets, end of period (000)	$19,054	$26,559	$10,699	$11,152		$7,554	$21,878

Portfolio turnover rate	77%	75%	79%	39%		37%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 5/31/20	Year Ended 09/30/19	Year Ended 09/30/18
Expense ratios	N/A	N/A	N/A	2.61%	2.35%	N/A

(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67% and 2.04%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund

	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$29.54	$29.99		$22.81	$26.57		$28.16	$27.33

Net investment income(a)	1.86	1.99		1.81	0.94		1.24	1.32
Net realized and unrealized gain (loss)	(3.25)	(0.20)		7.13	(3.54)		(0.73)	0.75

Net increase (decrease) from investment operations	(1.39)	1.79		8.94	(2.60)		0.51	2.07

Distributions(b)

From net investment income	(1.86)	(1.95)		(1.76)	(1.16)		(1.05)	(1.05)
From net realized gain	(0.06)	(0.29)		—	—		(1.05)	(0.19)

Total distributions	(1.92)	(2.24)		(1.76)	(1.16)		(2.10)	(1.24)

Net asset value, end of period	$26.23	$29.54		$29.99	$22.81		$26.57	$28.16

Total Return(c)
Based on net asset value	(4.70)%	6.28	%(d)	40.81%	(9.94	)%(e)	2.27%	7.81%

Ratios to Average Net Assets(f)
Total expenses	1.00%	1.02%		1.12%	1.12	%(g)	1.12%	1.09%

Total expenses after fees waived and/or reimbursed	0.85%	0.85%		0.85%	0.85	%(g)	0.85%	0.85%

Net investment income	6.81%	6.76%		6.93%	5.63	%(g)	4.80%	4.79%

Supplemental Data
Net assets, end of period (000)	$1,475,683	$953,582		$277,653	$128,474		$151,747	$248,847

Portfolio turnover rate	126%	140%		146%	76%		79%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$24.73	$25.16		$19.14	$22.43		$24.12	$23.53

Net investment income(a)	1.49	1.58		1.42	0.75		1.00	1.08

Net realized and unrealized gain (loss)	(2.72)	(0.14)		6.03	(2.98)		(0.64)	0.65

Net increase (decrease) from investment operations	(1.23)	1.44		7.45	(2.23)		0.36	1.73

Distributions(b)
From net investment income	(1.50)	(1.58)		(1.43)	(1.06)		(1.00)	(0.95)
From net realized gain	(0.06)	(0.29)		—	—		(1.05)	(0.19)

Total distributions	(1.56)	(1.87)		(1.43)	(1.06)		(2.05)	(1.14)

Net asset value, end of period	$21.94	$24.73		$25.16	$19.14		$22.43	$24.12

Total Return(c)
Based on net asset value	(4.96)%	5.99	%(d)	40.44%	(10.09	)%(e)	2.02%	7.58%

Ratios to Average Net Assets(f)

Total expenses	1.24%	1.31%		1.40%	1.40	%(g)	1.37%	1.38%

Total expenses after fees waived and/or reimbursed	1.10%	1.10%		1.10%	1.10	%(g)	1.10%	1.10%

Net investment income	6.54%	6.41%		6.64%	5.35	%(g)	4.55%	4.57%

Supplemental Data
Net assets, end of period (000)	$296,254	$293,050		$208,207	$172,696		$215,121	$214,095

Portfolio turnover rate	126%	140%		146%	76%		79%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$15.37	$15.75		$11.98	$14.35		$16.19	$16.13

Net investment income(a)	0.82	0.87		0.78	0.41		0.55	0.61

Net realized and unrealized gain (loss)	(1.68)	(0.09)		3.78	(1.88)		(0.45)	0.44

Net increase (decrease) from investment operations	(0.86)	0.78		4.56	(1.47)		0.10	1.05

Distributions(b)
From net investment income	(0.83)	(0.87)		(0.79)	(0.90)		(0.89)	(0.80)
From net realized gain	(0.06)	(0.29)		—	—		(1.05)	(0.19)

Total distributions	(0.89)	(1.16)		(0.79)	(0.90)		(1.94)	(0.99)

Net asset value, end of period	$13.62	$15.37		$15.75	$11.98		$14.35	$16.19

Total Return(c)

Based on net asset value	(5.63)%	5.17	%(d)	39.41%	(10.52	)%(e)	1.30%	6.75%

Ratios to Average Net Assets(f)
Total expenses	1.98%	2.04%		2.18%	2.16	%(g)	2.12%	2.10%

Total expenses after fees waived and/or reimbursed	1.85%	1.85%		1.85%	1.85	%(g)	1.85%	1.85%

Net investment income	5.80%	5.67%		5.85%	4.57	%(g)	3.84%	3.82%

Supplemental Data
Net assets, end of period (000)	$59,276	$42,543		$22,379	$24,163		$36,132	$93,399

Portfolio turnover rate	126%	140%		146%	76%		79%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Class K
	Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 04/21/20 to 05/31/20	(a)

Net asset value, beginning of period	$29.53	$30.00		$22.81	$21.04

Net investment income(b)	1.87	2.00		1.78	0.20
Net realized and unrealized gain (loss)	(3.25)	(0.21)		7.19	1.77

Net increase (decrease) from investment operations	(1.38)	1.79		8.97	1.97

Distributions(c)
From net investment income	(1.88)	(1.97)		(1.78)	(0.20)
From net realized gain	(0.06)	(0.29)		—	—

Total distributions	(1.94)	(2.26)		(1.78)	(0.20)

Net asset value, end of period	$26.21	$29.53		$30.00	$22.81

Total Return(d)
Based on net asset value	(4.68)%	6.27	%(e)	40.93%	9.35	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.89%	0.98%		1.01%	0.99	%(h)

Total expenses after fees waived and/or reimbursed	0.80%	0.80%		0.80%	0.80	%(h)

Net investment income	6.88%	6.76%		6.94%	8.28	%(h)

Supplemental Data
Net assets, end of period (000)	$137,700	$535		$359	$288

Portfolio turnover rate	126%	140%		146%	76	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund

	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$32.36	$36.36	$28.23	$28.67		$29.16	$31.36

Net investment income(a)	0.86	0.64	0.85	0.42		0.70	0.76
Net realized and unrealized gain (loss)	0.56	(2.45)	7.81	(0.40)		0.32	(1.57)

Net increase (decrease) from investment operations	1.42	(1.81)	8.66	0.02		1.02	(0.81)

Distributions(b)
From net investment income	(0.43)	(0.79)	(0.53)	(0.39)		(0.66)	(0.98)
From net realized gain	(0.53)	(1.40)	—	(0.07)		(0.85)	(0.41)

Total distributions	(0.96)	(2.19)	(0.53)	(0.46)		(1.51)	(1.39)

Net asset value, end of period	$32.82	$32.36	$36.36	$28.23		$28.67	$29.16

Total Return(c)
Based on net asset value	4.81%	(5.23)%	30.98%	0.08	%(d)	3.86%	(2.67	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.07%	1.18%	1.13%	1.17	%(g)(h)	1.15%	1.14%

Total expenses after fees waived and/or reimbursed	0.84%	0.87%	0.84%	0.84	%(g)(h)	0.84%	0.84%

Net investment income	2.71%	1.85%	2.63%	2.23	%(g)	2.52%	2.50%

Supplemental Data
Net assets, end of period (000)	$432,855	$118,637	$101,899	$74,681		$83,814	$102,541

Portfolio turnover rate	34%	50%	83%	29%		22%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.19% and 0.84%, respectively.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$29.91	$33.78	$26.26	$26.69		$27.26	$29.30

Net investment income(a)	0.50	0.45	0.70	0.34		0.60	0.61
Net realized and unrealized gain (loss)	0.74	(2.21)	7.28	(0.37)		0.27	(1.43)

Net increase (decrease) from investment operations	1.24	(1.76)	7.98	(0.03)		0.87	(0.82)

Distributions(b)
From net investment income	(0.36)	(0.71)	(0.46)	(0.33)		(0.59)	(0.81)
From net realized gain	(0.53)	(1.40)	—	(0.07)		(0.85)	(0.41)

Total distributions	(0.89)	(2.11)	(0.46)	(0.40)		(1.44)	(1.22)

Net asset value, end of period	$30.26	$29.91	$33.78	$26.26		$26.69	$27.26

Total Return(c)
Based on net asset value	4.56%	(5.48)%	30.67%	(0.08	)%(d)	3.57%	(2.89	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.39%	1.46%	1.45%	1.48	%(g)(h)	1.43%	1.44%

Total expenses after fees waived and/or reimbursed	1.11%	1.12%	1.09%	1.09	%(g)(h)	1.09%	1.09%

Net investment income	1.76%	1.42%	2.34%	1.92	%(g)	2.30%	2.14%

Supplemental Data
Net assets, end of period (000)	$121,411	$113,512	$128,077	$100,753		$125,196	$140,473

Portfolio turnover rate	34%	50%	83%	29%		22%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.51% and 1.09%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$25.71	$29.33	$22.85	$23.25		$23.94	$25.81

Net investment income(a)	0.26	0.16	0.33	0.18		0.32	0.39
Net realized and unrealized gain (loss)	0.61	(1.87)	6.41	(0.32)		0.26	(1.30)

Net increase (decrease) from investment operations	0.87	(1.71)	6.74	(0.14)		0.58	(0.91)

Distributions(b)
From net investment income	(0.20)	(0.51)	(0.26)	(0.19)		(0.42)	(0.55)
From net realized gain	(0.53)	(1.40)	—	(0.07)		(0.85)	(0.41)

Total distributions	(0.73)	(1.91)	(0.26)	(0.26)		(1.27)	(0.96)

Net asset value, end of period	$25.85	$25.71	$29.33	$22.85		$23.25	$23.94

Total Return(c)
Based on net asset value	3.77%	(6.17)%	29.70%	(0.58	)%(d)	2.80%	(3.63	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.19%	2.30%	2.28%	2.27	%(g)(h)	2.20%	2.19%

Total expenses after fees waived and/or reimbursed	1.86%	1.86%	1.84%	1.84	%(g)(h)	1.84%	1.84%

Net investment income	1.06%	0.60%	1.31%	1.15	%(g)	1.39%	1.57%

Supplemental Data
Net assets, end of period (000)	$4,517	$4,067	$5,607	$9,906		$14,805	$36,239

Portfolio turnover rate	34%	50%	83%	29%		22%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.29% and 1.84%, respectively.

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$32.36	$36.36	$28.23	$28.68		$29.17	$32.08

Net investment income(b)	0.76	0.76	0.87	0.44		0.73	0.56
Net realized and unrealized gain (loss)	0.69	(2.55)	7.80	(0.42)		0.30	(2.91)

Net increase (decrease) from investment operations	1.45	(1.79)	8.67	0.02		1.03	(2.35)

Distributions(c)
From net investment income	(0.45)	(0.81)	(0.54)	(0.40)		(0.67)	(0.56)
From net realized gain	(0.53)	(1.40)	—	(0.07)		(0.85)	—

Total distributions	(0.98)	(2.21)	(0.54)	(0.47)		(1.52)	(0.56)

Net asset value, end of period	$32.83	$32.36	$36.36	$28.23		$28.68	$29.17

Total Return(d)
Based on net asset value	4.89%	(5.18)%	31.04%	0.09	%(e)	3.92%	(7.33	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	0.97%	1.09%	1.03%	1.08	%(h)(i)	1.04%	1.02	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.80%	0.82%	0.79%	0.79	%(h)(i)	0.79%	0.79	%(h)

Net investment income	2.42%	2.23%	2.68%	2.28	%(h)	2.63%	2.81	%(h)

Supplemental Data
Net assets, end of period (000)	$60,350	$17,092	$5,936	$3,266		$3,847	$3,659

Portfolio turnover rate	34%	50%	83%	29%		22%	25	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 0.79%, respectively.

(j)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(k)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Energy Opportunities Fund	Energy Opportunities	Non-Diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by each Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

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Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	Energy Opportunities

First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
Greater than $3 billion	0.650

	Investment Advisory Fees

Average Daily Net Assets	High Equity Income	International Dividend

First $1 billion	0.810%	0.600%
$1 billion - $3 billion	0.760	0.560
$3 billion - $5 billion	0.730	0.540
$5 billion - $10 billion	0.700	0.520
Greater than $10 billion	0.680	0.510

Prior to April 19, 2023, the annual rates as a percentage of average daily net assets, for the Fund were as follows:

Investment Advisory Fees

Average Daily Net Assets	International Dividend

First $1 billion	0.790%
$1 billion - $3 billion	0.740
$3 billion - $5 billion	0.710
$5 billion - $10 billion	0.690
Greater than $10 billion	0.670

With respect to Energy Opportunities and International Dividend, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each applicable Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Total

BlackRock Energy Opportunities Fund	$557,987	$223,406	$781,393
BlackRock High Equity Income Fund	732,800	517,334	1,250,134
BlackRock International Dividend Fund	279,626	38,720	318,346

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$30,356	$44,613	$4,479	$—	$79,448
High Equity Income	267,258	58,562	10,322	16,171	352,313
International Dividend	40,501	22,364	776	7,144	70,785

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$1,596	$28,106	$2,825	$—	$32,527
High Equity Income	1,100	8,691	1,785	39	11,615
International Dividend	736	5,942	729	54	7,461

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$197,107	$401,409	$33,455	$—	$631,971
High Equity Income	1,470,415	295,836	46,876	2,014	1,815,141
International Dividend	246,756	173,540	8,080	1,321	429,697

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Energy Opportunities	$31,687
High Equity Income	76,096
International Dividend	3,228

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Share Class	Energy Opportunities	High Equity Income	International Dividend
Investor A	$5,019	$4,174	$724
Investor C	5,052	13,141	4

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and

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Notes to Financial Statements   (continued)

expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived
Energy Opportunities	$4,608
High Equity Income	40,619
International Dividend	7,916

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K

Energy Opportunities	0.91%	1.32%	2.04%	0.91%(a)
High Equity Income	0.85	1.10	1.85	0.80%
International Dividend	0.65	0.90	1.65	0.60

(a)	There were no shares outstanding as of May 31, 2023.

Prior to April 19, 2023, the expense limitations as a percentage of average daily net assets for classes were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K

International Dividend	0.84%	1.09%	1.84%	0.79%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2023, the amounts included in the Statements of Operations were as follows:

Fund Name	Amounts Waived

High Equity Income	$1,241,705
International Dividend	520,798

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$30,355	$18,716	$1,658	$—	$50,729
High Equity Income	267,258	58,562	10,322	16,171	352,313
International Dividend	40,501	22,364	776	7,144	70,785

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$150,934	$10,917	$1,170	$—	$163,021
High Equity Income	777,178	147,880	19,818	2,014	946,890
International Dividend	145,007	117,838	6,002	1,321	270,168

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Energy Opportunities and International Dividend retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, High Equity Income retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Energy Opportunities and International Dividend, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. High Equity Income, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Energy Opportunities	$90
High Equity Income	884
International Dividend	269

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

International Dividend	$—	$ 2,713,256	$(125,883)

6.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term investments and equity-linked notes, were as follows:

Fund Name	Purchases	Sales

Energy Opportunities	$352,260,892	$299,366,415
High Equity Income	1,952,230,230	1,504,020,115
International Dividend	468,618,213	117,377,643

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Period	Energy Opportunities	High Equity Income	International Dividend

Ordinary income	05/31/23	$9,518,963	$123,218,102	$4,123,182

	05/31/22	4,736,419	48,052,529	11,797,446
Long-term capital gains	05/31/23	—	721,456	4,377,510

	05/31/22	—	6,635,636	3,243,226

Total	05/31/23	$9,518,963	$123,939,558	$8,500,692

	05/31/22	$4,736,419	$54,688,165	$15,040,672

As of May 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified late-year losses(c)	Total

Energy Opportunities	$6,027,434	$(308,043,616)	$52,780,936	$—	$(249,235,246)
High Equity Income	—	(35,547,927)	(106,005,489)	(1,926,966)	(143,480,382)
International Dividend	6,075,249	(1,535,989)	24,636,503	—	29,175,763

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts. the timing and recognition of partnership income and characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended May 31, 2023, the Energy Opportunities Fund utilized $3,924,114 of its respective capital loss carryforward.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Energy Opportunities	$321,811,230	$62,042,059	$(9,257,718)	$52,784,341
High Equity Income	2,127,779,642	88,784,244	(194,778,524)	(105,994,280)
International Dividend	605,904,670	47,872,863	(23,225,545)	24,647,318

8.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on its investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the certain Funds invest.

International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Energy Opportunities
Institutional
Shares sold	12,067,659	$156,474,280	9,364,009	$100,913,152
Shares issued in reinvestment of distributions	344,414	4,146,262	187,332	1,664,461
Shares redeemed	(8,916,366)	(111,402,349)	(6,311,684)	(64,759,770)

	3,495,707	$49,218,193	3,239,657	$37,817,843

Service(a)
Shares sold	—	$—	71,823	$628,502
Shares redeemed and automatic conversions of shares	—	—	(135,066)	(1,154,444)

	—	$—	(63,243)	$(525,942)

Investor A
Shares sold and automatic conversion of shares	10,055,914	$125,839,735	13,429,808	$137,459,277
Shares issued in reinvestment of distributions	428,848	4,913,297	316,331	2,724,067
Shares redeemed	(10,342,732)	(125,289,679)	(8,761,288)	(83,474,340)

	142,030	$5,463,353	4,984,851	$56,709,004

Investor C
Shares sold	524,342	$6,358,068	1,177,179	$12,085,205
Shares issued in reinvestment of distributions	34,611	378,968	26,785	223,073
Shares redeemed and automatic conversion of shares	(917,902)	(10,673,742)	(469,040)	(4,450,287)

	(358,949)	$(3,936,706)	734,924	$7,857,991

	3,278,788	$50,744,840	8,896,189	$101,858,896

High Equity Income
Institutional
Shares sold	43,564,325	$1,195,222,978	26,437,419	$783,049,854
Shares issued in reinvestment of distributions	3,437,184	93,276,417	1,119,199	32,929,847
Shares redeemed	(23,014,916)	(624,903,631)	(4,532,198)	(133,442,436)

	23,986,593	$663,595,764	23,024,420	$682,537,265

Service(b)
Shares sold	—	$—	13,128	$345,715
Shares issued in reinvestment of distributions	—	—	4,384	114,738
Shares redeemed	—	—	(368,626)	(9,679,545)

	—	$—	(351,114)	$(9,219,092)

Investor A
Shares sold and automatic conversion of shares	3,945,697	$90,206,380	4,829,225	$120,149,339
Shares issued in reinvestment of distributions	867,585	19,692,071	700,286	17,251,506
Shares redeemed	(3,160,034)	(71,467,053)	(1,954,222)	(48,316,023)

	1,653,248	$38,431,398	3,575,289	$89,084,822

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

High Equity Income (continued)
Investor C
Shares sold	2,116,697	$30,073,990	1,596,565	$24,625,842
Shares issued in reinvestment of distributions	230,643	3,252,346	142,478	2,187,470
Shares redeemed and automatic conversions of shares	(761,451)	(10,735,623)	(392,582)	(6,081,549)

	1,585,889	$22,590,713	1,346,461	$20,731,763

Class K
Shares sold	5,616,247	$152,879,817	15,549	$472,528
Shares issued in reinvestment of distributions	209,416	5,701,757	222	6,572
Shares redeemed	(590,210)	(16,024,284)	(9,613)	(288,239)

	5,235,453	$142,557,290	6,158	$190,861

	32,461,183	$867,175,165	27,601,214	$783,325,619

International Dividend
Institutional
Shares sold	11,844,319	$384,760,335	1,452,672	$48,865,767
Shares issued in reinvestment of distributions	125,517	3,705,818	164,543	5,679,268
Shares redeemed	(2,448,728)	(77,994,091)	(753,594)	(25,800,170)

	9,521,108	$310,472,062	863,621	$28,744,865

Service(a)
Shares sold	—	$—	574	$19,595
Shares redeemed and automatic conversion of shares	—	—	(110,673)	(3,741,628)

	—	$—	(110,099)	$(3,722,033)

Investor A
Shares sold and automatic conversion of shares	880,305	$25,436,596	503,815	$16,104,422
Shares issued in reinvestment of distributions	124,210	3,304,279	235,424	7,531,807
Shares redeemed	(787,096)	(22,191,435)	(736,146)	(23,338,236)

	217,419	$6,549,440	3,093	$297,993

Investor C
Shares sold	63,048	$1,552,610	19,452	$540,652
Shares issued in reinvestment of distributions	4,936	111,585	12,351	341,290
Shares redeemed and automatic conversion of shares	(51,428)	(1,239,376)	(64,752)	(1,776,778)

	16,556	$424,819	(32,949)	$(894,836)

Class K
Shares sold	1,571,774	$48,180,217	472,471	$16,295,722
Shares issued in reinvestment of distributions	23,059	679,380	13,158	452,872
Shares redeemed	(284,694)	(8,943,841)	(120,735)	(4,079,417)

	1,310,139	$39,915,756	364,894	$12,669,177

	11,065,222	$357,362,077	1,088,560	$37,095,166

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.
(b)	On August 18, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares

As of May 31, 2023, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 11,882 Class K Shares of High Equity Income.

11.	FOREIGN TAX WITHHOLDING CLAIMS

International Dividend is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to International Dividend shareholders resulting from the recovery of foreign taxes. The closing agreement would result in International Dividend paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by International Dividend shareholders on their tax returns in prior years.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund, and BlackRock International Dividend Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund, and BlackRock International Dividend Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the two years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the two years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2023:

Fund Name	Qualified Dividend Income

Energy Opportunities	$16,964,351

High Equity Income	33,346,899

International Dividend	9,081,204

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

High Equity Income	$721,456
International Dividend	4,377,510

The Funds intend to pass through to its shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned for the fiscal year ended May 31, 2023:

Fund Name	Foreign Source Income Earned

International Dividend	$7,932,427

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2023:

Fund Name	Federal Obligation Interest

International Dividend	$72,407

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Energy Opportunities	72.79%
High Equity Income	17.53
International Dividend	6.73
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends

Energy Opportunities	$151,780
High Equity Income	1,764,486
International Dividend	269,504

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest-Related Dividends

Energy Opportunities	$151,780
High Equity Income	1,764,486
International Dividend	308,276

I M P O R T A N T T A X I N F O R M A T I O N	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Energy Opportunities Fund (“Energy Opportunities Fund”), BlackRock High Equity Income Fund (“High Equity Income Fund”) and BlackRock International Dividend Fund (“International Dividend Fund” and, together with Energy Opportunities Fund and High Equity Income Fund, the “Funds” and, each individually a “Fund”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Energy Opportunities Fund (the “Energy Opportunities Fund Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund (the “International Dividend Fund Sub-Advisory Agreement” and, together with the Energy Opportunities Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A: Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to the Energy Opportunities Fund and International Dividend Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit Energy Opportunities Fund and International Dividend Fund and their shareholders.

B:	The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, with respect to Energy Opportunities Fund and High Equity Income Fund, the respective Morningstar Category (“Morningstar Category”) and, with respect to International Dividend Fund, the respective Lipper Classification (“Lipper Classification”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, High Equity Income Fund ranked in the first quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, International Dividend Fund ranked in the second, first and first quartiles, respectively, against its Lipper Classification. The Board noted that BlackRock believes that the Lipper Classification is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted that for the one-, three- and five-year periods reported, Energy Opportunities Fund ranked in the third, third and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C: Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Energy Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that International Dividend Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on April 19, 2023. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap, on a class-by-class basis. The contractual expense cap reduction was implemented on April 19, 2023.

The Board noted that High Equity Income Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of a Fund decreases below certain contractually specified levels.

D: Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

E: Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust, on behalf of each Fund; (ii) the International Dividend Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund; and (iii) the Energy Opportunities Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy Opportunities Fund, each for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	57

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015.; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	61

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	63

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019
Wilmington, DE 19809

Address of the Trust
Custodian	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

(a) BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	65

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EHI-5/23-AR

MAY 31, 2023

2023 Annual Report

BlackRock FundsSM

•	BlackRock Commodity Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	3.33%	2.92%

U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)

International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06

Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month reporting period that ended on May 31, 2023, the Fund outperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

The Fund invests in both commodity futures and natural resources stocks, while the benchmark consists entirely of commodity futures. Since resource stocks outpaced physical commodities, holding equities versus futures made a strong contribution to relative performance.

The Fund’s positioning in the energy and mining sectors contributed to performance. In the former, the shale producer Devon Energy Corp. was a leading contributor to returns. Hess Corp. also contributed to returns, the company beat first quarter 2023 earnings estimates and raised its forward guidance. In the mining sector, the Fund’s position in Sigma Lithium Corp. was the largest contributor behind takeover speculation and surging electric vehicle demand.

Positioning in the oilfield services sector detracted, led by positions in Schlumberger NV and Patterson UTI-Energy, Inc. The Fund’s position in SalMar ASA detracted from returns. The company saw its share price decline after the government of Norway proposed a 40% resource rent tax on salmon farmers.

The Fund achieved its allocation to commodity futures through the use of total return swaps, a form of derivative. The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its position in commodity total return swaps. The cash balance did not have a material impact on results.

Describe recent portfolio activity.

The Fund increased its total allocations to industrial metals and precious metals, reduced its positions in energy, and maintained its agriculture exposure.

Describe portfolio positioning at period end.

When combining the equity and commodity positions, the Fund was overweight in the industrial metals and energy sectors, and it was underweight in precious metals and agriculture. The industrial metals sector represented the largest overweight within the equity portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Commodity Strategies Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors. One strategy focuses on investments in commodity-linked derivatives. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors.

(c)

An index composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13-week (3-Month) U.S. Treasury Bills.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(16.46)%	N/A	4.82%	N/A	0.99%	N/A
Investor A	(16.76)	(21.13)%	4.53	3.41%	0.74	0.20%
Investor C	(17.34)	(18.10)	3.77	3.77	0.15	0.15
Class K	(16.48)	N/A	4.84	N/A	1.01	N/A
Bloomberg Commodity Index Total ReturnSM	(22.48)	N/A	3.17	N/A	(1.86)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 890.60	$ 3.39		$ 1,000.00	$ 1,021.34	$ 3.63		0.72%
Investor A	1,000.00	889.00	4.57		1,000.00	1,020.09	4.89		0.97
Investor C	1,000.00	886.20	8.09		1,000.00	1,016.36	8.65		1.72
Class K	1,000.00	890.90	3.16		1,000.00	1,021.59	3.38		0.67

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Commodity Strategies Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Exxon Mobil Corp.	3.2%
Shell PLC	1.7
BHP Group Ltd.	1.5
Franco-Nevada Corp.	1.4
Wheaton Precious Metals Corp.	1.3
TotalEnergies SE	1.2
BP PLC	1.2
ConocoPhillips	1.2
Barrick Gold Corp.	1.1
Vale SA, ADR	1.0

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Materials	23.7%
Energy	17.7
Consumer Staples	4.6
Industrials	1.3
Other (each representing less than 1%)	1.4
Short-Term Securities	53.6
Liabilities in Excess of Other Assets	(2.3)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Consolidated Schedule of Investments May 31, 2023	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 0.0%
Hofseth BioCare ASA(a)	1,911,352	$540,679

Capital Markets — 0.2%
Agronomics Ltd.(a)	16,673,979	2,126,014

Chemicals — 1.8%
Albemarle Corp.	14,605	2,826,506
CF Industries Holdings, Inc.	30,909	1,901,212
DSM-Firmenich AG(a)	35,052	3,898,075
FMC Corp.	37,046	3,855,748
Nutrien Ltd.	30,373	1,600,657
Robertet SA(b)	3,182	2,884,251
Sociedad Quimica y Minera de Chile SA, ADR	31,163	1,999,730
Symrise AG	15,767	1,688,530

		20,654,709

Consumer Staples Distribution & Retail — 0.7%
Grocery Outlet Holding Corp.(a)(b)	137,300	3,943,256
HelloFresh SE(a)	41,133	982,901
Koninklijke Ahold Delhaize NV	95,728	3,034,803

		7,960,960

Containers & Packaging — 1.0%
Crown Holdings, Inc.	29,438	2,244,059
FP Corp.	90,000	1,842,239
Graphic Packaging Holding Co.	179,385	4,287,302
Smurfit Kappa Group PLC	67,475	2,404,146

		10,777,746

Energy Equipment & Services — 0.8%
Patterson-UTI Energy, Inc.	96,384	938,780
Schlumberger NV	149,535	6,404,584
Tenaris SA	145,396	1,804,890

		9,148,254

Food Products — 3.6%
Archer-Daniels-Midland Co.	49,906	3,525,859
Barry Callebaut AG, Registered Shares	2,311	4,677,334
Bunge Ltd.	41,019	3,800,000
China Mengniu Dairy Co. Ltd.	1,086,000	4,220,898
Darling Ingredients, Inc.(a)	35,937	2,277,687
Kerry Group PLC, Class A	46,323	4,518,122
Maple Leaf Foods, Inc.(b)	151,675	2,791,043
Nestlé SA, Registered Shares	37,499	4,444,993
Salmar ASA	84,204	3,715,218
SunOpta, Inc.(a)(b)	401,499	2,702,088
Tate & Lyle PLC	342,923	3,352,911

		40,026,153

Hotels, Restaurants & Leisure — 0.3%
Compass Group PLC	132,203	3,622,919

Machinery — 1.3%
Ag Growth International, Inc.	75,754	2,798,015
AGCO Corp.	22,321	2,461,560
Deere & Co.	10,145	3,509,967
Epiroc AB, Class A	53,338	936,883
John Bean Technologies Corp.	34,690	3,698,301
Marel HF(c)	563,514	1,843,161

		15,247,887

Metals & Mining — 21.4%
Agnico Eagle Mines Ltd.	121,688	6,192,418
Alamos Gold, Inc., Class A	241,484	2,981,416
Alcoa Corp.	35,145	1,114,799
Anglo American PLC	135,164	3,723,537

Security	Shares	Value

Metals & Mining (continued)
AngloGold Ashanti Ltd., ADR	58,439	$1,414,224
Antofagasta PLC	39,851	663,087
ArcelorMittal SA	199,111	4,966,566
Artemis Gold, Inc.(a)	117,513	390,412
Aurubis AG	12,794	981,547
Auteco Minerals Ltd.(a)	4,451,296	87,112
B2Gold Corp.	1,175,383	4,355,194
Barrick Gold Corp.	734,562	12,399,407
Bellevue Gold Ltd.(a)	1,947,640	1,634,979
BHP Group Ltd.	634,768	17,369,226
Blackstone Minerals Ltd.(a)(b)	1,592,935	145,099
BlueScope Steel Ltd.	58,276	702,817
Centerra Gold, Inc.	445,047	2,681,757
Chalice Mining Ltd.(a)	347,829	1,586,947
Challenger Gold Ltd.(a)(b)	1,731,433	174,470
Champion Iron Ltd.	338,643	1,323,276
Develop Global Ltd.(a)(b)	1,193,818	2,719,573
Dundee Precious Metals, Inc.	173,680	1,196,249
Eldorado Gold Corp.(a)	49,920	470,746
Emerald Resources NL(a)	536,194	657,833
Endeavour Mining PLC	219,397	5,782,707
ERO Copper Corp.(a)	130,611	2,161,937
First Quantum Minerals Ltd.	206,075	4,317,328
Foran Mining Corp.(a)	280,973	685,098
Foran Mining Corp. (Acquired 03/20/23, cost $243,769)(a)(d)	90,000	215,914
Franco-Nevada Corp.	107,108	15,565,574
Freeport-McMoRan, Inc.	195,919	6,727,858
Fresnillo PLC	89,260	717,929
Glencore PLC	2,194,463	11,222,820
Gold Fields Ltd.	170,392	2,583,396
Gold Fields Ltd., ADR	272,240	4,116,269
Iluka Resources Ltd.	117,468	858,970
Impala Platinum Holdings Ltd.	76,088	610,912
Kinross Gold Corp.	798,426	3,764,218
Lithium Royalty Corp.(a)	87,378	984,169
Lundin Gold, Inc.	150,771	1,910,321
Lundin Mining Corp.	248,335	1,736,058
Lynas Rare Earths Ltd.(a)	347,969	1,698,410
MAG Silver Corp.(a)	125,240	1,521,332
Marathon Gold Corp.(a)	424,656	256,514
Mineral Resources Ltd.	64,474	2,969,889
Newcrest Mining Ltd.	456,681	7,703,788
Newmont Corp.	180,678	7,326,493
Nickel Industries Ltd.	4,373,063	2,545,964
Norsk Hydro ASA	759,080	4,594,200
Northam Platinum Holdings Ltd.(a)	103,026	848,085
Northern Star Resources Ltd.	593,879	5,022,315
Nucor Corp.	30,035	3,966,422
Osisko Gold Royalties Ltd.	121,353	1,926,451
Osisko Mining, Inc.(a)	649,406	1,549,963
Pan American Silver Corp.(b)	157,483	2,398,466
Polymetal International PLC(a)	381,486	879,338
Polyus PJSC(a)(e)	46,252	6
Predictive Discovery Ltd.(a)	3,273,423	330,975
Rio Tinto PLC	106,463	6,291,065
Rupert Resources Ltd.(a)	7,770	20,892
Rupert Resources Ltd. (Acquired 02/24/23, cost $315,608)(a)(d)	91,372	243,904
Sibanye Stillwater Ltd.	360,486	636,934
Sigma Lithium Corp.(a)(b)	143,455	5,401,094
Skeena Resources Ltd.(a)	164,060	874,987

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2023	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Sociedad Minera Cerro Verde SAA	36,219	$1,068,461
Solaris Resources, Inc.(a)	145,905	597,592
Solaris Resources, Inc.(a)	39,000	159,735
SSR Mining, Inc.	189,439	2,798,014
Steel Dynamics, Inc.	41,170	3,783,523
Stelco Holdings, Inc.	62,555	1,957,522
Teck Resources Ltd., Class B	204,396	7,978,596
Titan Mining Corp.	131,486	43,587
Titan Mining Corp.(a)	20,773	6,886
Torex Gold Resources, Inc.(a)	116,889	1,827,171
Trident Royalties PLC(a)	1,140,298	718,341
Vale SA, ADR	923,365	11,708,268
Wheaton Precious Metals Corp.	332,604	15,073,148

		240,622,500

Oil, Gas & Consumable Fuels — 16.9%
ARC Resources Ltd.	196,614	2,369,506
BP PLC	2,441,385	13,715,763
Cameco Corp.(b)	98,429	2,740,263
Canadian Natural Resources Ltd.	158,166	8,520,574
Cenovus Energy, Inc.	306,902	4,903,650
Cheniere Energy, Inc.	42,118	5,886,833
Chevron Corp.	64,812	9,761,983
ConocoPhillips	132,225	13,129,943
Diamondback Energy, Inc.	31,884	4,054,051
Eni SpA	292,903	3,897,588
EOG Resources, Inc.	76,284	8,184,510
Exxon Mobil Corp.	355,863	36,362,081
Gazprom PJSC(e)	712,200	87
Hess Corp.	56,183	7,116,701
Kinder Morgan, Inc.	316,354	5,096,463
Kosmos Energy Ltd.(a)	280,904	1,674,188
Marathon Petroleum Corp.	52,659	5,524,456
Santos Ltd.	451,683	2,138,144
Shell PLC	715,554	19,672,719
TC Energy Corp.	84,204	3,277,598
TotalEnergies SE	247,567	13,970,409
Tourmaline Oil Corp.	81,601	3,411,313
Valero Energy Corp.	47,274	5,060,209
Williams Cos., Inc.	273,017	7,824,667
Woodside Energy Group Ltd.	78,943	1,746,774

		190,040,473

Personal Care Products — 0.3%
Jamieson Wellness, Inc.(c)	147,806	3,320,871

Pharmaceuticals — 0.4%
Zoetis, Inc., Class A	25,506	4,157,733

Total Common Stocks — 48.7% (Cost: $472,067,042)		548,246,898

Rights

Metals & Mining — 0.0%
Kincross Gold Corp., CVR(a)(e)	11,812	—

Total Rights — 0.0% (Cost: $ —)		—

Warrants(a)

Beverages — 0.0%
Flow Beverage Corp. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 06/29/23, Strike Price CAD 10.00)	306,414	1,129

Security		Shares	Value

Capital Markets — 0.0%
Agronomics Ltd. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 06/01/23, Strike Price GBP 0.28)		3,014,355	$37
Agronomics Ltd. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 12/08/23, Strike Price GBP 0.30)		3,909,350	49

			86

Metals & Mining — 0.0%
Titan Mining Corp. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 09/23/23, Strike Price CAD 0.75)		10,387	—

Total Warrants — 0.0% (Cost: $1,364,445)			1,215

Total Long-Term Investments — 48.7% (Cost: $473,431,487)			548,248,113

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(f)(g)		7,558,334	7,558,334
SL Liquidity Series, LLC, Money Market Series, 5.32%(f)(g)(h)		13,698,222	13,698,222

			21,256,556

		Par (000)

U.S. Treasury Obligations(i) — 51.7%
U.S. Treasury Bills
4.61%, 06/08/23	USD	92,000	91,906,084
4.74%, 07/06/23		92,000	91,567,760
4.83%, 08/10/23		99,000	98,011,392
5.06%, 08/31/23		103,000	101,632,193
4.84%, 10/12/23		103,000	101,008,888
5.20%, 11/16/23		100,000	97,566,217

			581,692,534

Total Short-Term Securities — 53.6% (Cost: $603,396,603)			602,949,090

Total Investments — 102.3% (Cost: $1,076,828,090)			1,151,197,203

Liabilities in Excess of Other Assets — (2.3)%			(25,351,493)

Net Assets — 100.0%			$1,125,845,710

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $459,818, representing 0.0% of its net assets as of period end, and an original cost of $559,377.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(i)	Rates are discount rates or a range of discount rates as of period end.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) May 31, 2023	BlackRock Commodity Strategies Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$56,583,646	$—		$(49,025,312	)(a)	$—	$—	$7,558,334	7,558,334	$472,423		$—
SL Liquidity Series, LLC, Money Market Series	12,237,871	1,457,265	(a)	—		(2,888)	5,974	13,698,222	13,698,222	548,475	(b)	—

						$(2,888)	$5,974	$21,256,556		$1,020,898		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMLITR	At Termination	Merrill Lynch International	06/08/23	USD	2,459	$(30,841)	$—	$(30,841)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMAGTR	At Termination	Merrill Lynch International	06/08/23	USD	16,226	(2,835,373)	—	(2,835,373)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMPRTR	At Termination	Societe Generale SA	06/08/23	USD	4,824	112,741	—	112,741
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMPRTR	At Termination	Societe Generale SA	06/30/23	USD	8,875	595,173	—	595,173
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	07/19/23	USD	149,052	(62,558,613)	—	(62,558,613)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	07/19/23	USD	8,939	27,920	—	27,920
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRPRT	At Termination	Societe Generale SA	07/19/23	USD	44,274	6,117,446	—	6,117,446
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMINTR	At Termination	Morgan Stanley & Co. International PLC	08/02/23	USD	2,566	(239,253)	—	(239,253)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMPRTR	At Termination	Morgan Stanley & Co. International PLC	08/02/23	USD	34,824	3,046,553	—	3,046,553
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMAGTR	At Termination	Morgan Stanley & Co. International PLC	09/13/23	USD	993	(94,797)	—	(94,797)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMINTR	At Termination	Societe Generale SA	09/13/23	USD	1,996	(195,882)	—	(195,882)

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2023	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMPRTR	At Termination	Societe Generale SA	09/13/23	USD	2,957	$397,040	$—	$397,040
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	09/30/23	USD	811	39,764	—	39,764
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRINT	At Termination	Morgan Stanley & Co. International PLC	09/30/23	USD	328	(12,827)	—	(12,827)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	10/02/23	USD	7,871	1,302,229	—	1,302,229
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	10/02/23	USD	3,430	(1,165,640)	—	(1,165,640)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMENTR	At Termination	JPMorgan Chase Bank N.A.	10/10/23	USD	10,484	(4,305,472)	—	(4,305,472)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMLITR	At Termination	Morgan Stanley & Co. International PLC	10/10/23	USD	1,012	(7,312)	—	(7,312)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMAGTR	At Termination	Morgan Stanley & Co. International PLC	10/10/23	USD	2,526	(226,643)	—	(226,643)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMPRTR	At Termination	Societe Generale SA	10/10/23	USD	1,437	221,421	—	221,421
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	10/31/23	USD	4,388	794,406	—	794,406
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	10/31/23	USD	1,100	(9,999)	—	(9,999)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	11/03/23	USD	1,768	321,714	—	321,714
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMAGTR	At Termination	Morgan Stanley & Co. International PLC	11/03/23	USD	33,592	(2,389,530)	—	(2,389,530)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMINTR	At Termination	Morgan Stanley & Co. International PLC	11/03/23	USD	3,437	(116,887)	—	(116,887)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRAGT	At Termination	Goldman Sachs International	11/30/23	USD	74,614	(6,579,598)	—	(6,579,598)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	11/30/23	USD	7,078	(2,647,734)	—	(2,647,734)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	11/30/23	USD	4,192	(36,382)	—	(36,382)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRINT	At Termination	Morgan Stanley & Co. International PLC	11/30/23	USD	10,263	(1,381,754)	—	(1,381,754)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRPRT	At Termination	Societe Generale SA	11/30/23	USD	3,007	277,977	—	277,977
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	01/04/24	USD	492	(33,944)	—	(33,944)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) May 31, 2023	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRINT	At Termination	Morgan Stanley & Co. International PLC	01/04/24	USD	11,772	$(1,590,093)	$—	$(1,590,093)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	01/08/24	USD	863	(17,467)	—	(17,467)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRPRT	At Termination	Societe Generale SA	01/08/24	USD	4,395	80,559	—	80,559
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	01/31/24	USD	18,477	(3,429,892)	—	(3,429,892)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	01/31/24	USD	3,037	(331,039)	—	(331,039)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRINT	At Termination	Morgan Stanley & Co. International PLC	01/31/24	USD	10,404	(2,204,537)	—	(2,204,537)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	02/02/24	USD	4,658	(121,880)	—	(121,880)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRPRT	At Termination	Societe Generale SA	02/08/24	USD	1,723	54,759	—	54,759
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	02/26/24	USD	7,355	(1,036,016)	—	(1,036,016)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	02/26/24	USD	35,885	(3,354,907)	—	(3,354,907)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	02/26/24	USD	1,914	(67,333)	—	(67,333)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRINT	At Termination	Morgan Stanley & Co. International PLC	02/28/24	USD	22,581	(2,919,366)	—	(2,919,366)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMINTR	At Termination	Morgan Stanley & Co. International PLC	03/11/24	USD	4,957	(508,467)	—	(508,467)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRAGT	At Termination	Merrill Lynch International	03/14/24	USD	15,095	(1,039,706)	—	(1,039,706)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	Merrill Lynch International	03/14/24	USD	1,795	(30,457)	—	(30,457)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRPRT	At Termination	JPMorgan Chase Bank N.A.	04/01/24	USD	6,019	(89,405)	—	(89,405)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	04/01/24	USD	19,937	(1,453,213)	—	(1,453,213)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	04/01/24	USD	3,250	(26,773)	—	(26,773)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	04/03/24	USD	1,607	(31,081)	—	(31,081)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	04/29/24	USD	6,021	(407,452)	—	(407,452)

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2023	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRLIT	At Termination	JPMorgan Chase Bank N.A.	05/02/24	USD	991	$(2,589)	$—	$(2,589)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRAGT	At Termination	JPMorgan Chase Bank N.A.	05/02/24	USD	1,984	(80,665)	—	(80,665)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRPRT	At Termination	JPMorgan Chase Bank N.A.	05/02/24	USD	2,032	(81,685)	—	(81,685)
3-month U.S. Treasury Bill, 5.42%(a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	05/02/24	USD	1,996	(180,312)	—	(180,312)

								$(90,483,114)	$—	$(90,483,114)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$13,389,702	$(103,872,816)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Swaps — OTC

Unrealized appreciation on OTC swaps; Swap premiums paid	$13,389,702	$—	$—	$—	$—	$—	$13,389,702

Liabilities — Derivative Financial Instruments

Swaps — OTC

Unrealized depreciation on OTC swaps; Swap premiums received	$103,872,816	$—	$—	$—	$—	$—	$103,872,816

For the period ended May 31, 2023, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from

Swaps	$49,746,357	$—	$—	$—	$—	$—	$49,746,357

Net Change in Unrealized Appreciation (Depreciation) on

Swaps	$(323,423,860)	$—	$—	$—	$—	$—	$(323,423,860)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps

Average notional amount	$830,112,596

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) May 31, 2023	BlackRock Commodity Strategies Fund

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$13,389,702	$103,872,816

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$13,389,702	$103,872,816

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$13,389,702	$103,872,816

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Goldman Sachs International(d)	$2,096,635	$(2,096,635)	$—	$—	$—
Merrill Lynch International(d)	321,714	(321,714)	—	—	—
Morgan Stanley & Co. International PLC(d)	3,114,237	(3,114,237)	—	—	—
Societe Generale SA(d)	7,857,116	(195,882)	—	(6,900,000)	761,234

	$13,389,702	$(5,728,468)	$—	$(6,900,000)	$761,234

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(e)
Goldman Sachs International(d)	$6,610,679	$(2,096,635)	$—	$(4,430,000)	$84,044
JPMorgan Chase Bank N.A.(d)	75,985,475	—	—	(75,985,475)	—
Merrill Lynch International(d)	3,936,377	(321,714)	—	(3,614,663)	—
Morgan Stanley & Co. International PLC(d)	17,144,403	(3,114,237)	—	(14,030,166)	—
Societe Generale SA(d)	195,882	(195,882)	—	—	—

	$103,872,816	$(5,728,468)	$—	$(98,060,304)	$84,044

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Represents derivatives owned by the BlackRock Cayman Commodity Strategies Fund, Ltd., a wholly-owed subsidiary of the Fund. See Note 1 of the Notes to Consolidated Financial Statements.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$540,679	$—	$—	$540,679
Capital Markets	2,126,014	—	—	2,126,014
Chemicals	18,966,179	1,688,530	—	20,654,709
Consumer Staples Distribution & Retail	3,943,256	4,017,704	—	7,960,960

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2023	BlackRock Commodity Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Containers & Packaging	$6,531,361	$4,246,385	$—	$10,777,746
Energy Equipment & Services	7,343,364	1,804,890	—	9,148,254
Food Products	18,449,588	21,576,565	—	40,026,153
Hotels, Restaurants & Leisure	—	3,622,919	—	3,622,919
Machinery	14,311,004	936,883	—	15,247,887
Metals & Mining	153,874,740	86,747,754	6	240,622,500
Oil, Gas & Consumable Fuels	134,898,989	55,141,397	87	190,040,473
Personal Care Products	3,320,871	—	—	3,320,871
Pharmaceuticals	4,157,733	—	—	4,157,733
Rights	—	—	—	—
Warrants
Beverages	1,129	—	—	1,129
Capital Markets	—	86	—	86
Metals & Mining	—	—	—	—
Short-Term Securities
Money Market Funds	7,558,334	—	—	7,558,334
U.S. Treasury Obligations	—	581,692,534	—	581,692,534
Unfunded SPAC PIPE Commitments(a)	—	—	—	—

	$376,023,241	$761,475,647	$93	1,137,498,981

Investments valued at NAV(b)				13,698,222

				$1,151,197,203

Derivative Financial Instruments(c)
Assets
Commodity Contracts	$—	$13,389,702	$—	$13,389,702
Liabilities
Commodity Contracts	—	(103,872,816)	—	(103,872,816)

	$—	$(90,483,114)	$—	$(90,483,114)

(a)	Unfunded SPAC PIPE commitments are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Statement of Assets and Liabilities

May 31, 2023

BlackRock Commodity Strategies Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,129,940,647
Investments, at value — affiliated(c)	21,256,556
Cash pledged:
Collateral — OTC derivatives	100,150,000
Receivables:
Investments sold	4,735,183
Securities lending income — affiliated	34,386
Capital shares sold	1,762,943
Dividends — unaffiliated	2,318,626
Dividends — affiliated	31,864
From the Manager	194,349
Unrealized appreciation on OTC swaps	13,389,702
Prepaid expenses	63,819

Total assets	1,273,878,075

LIABILITIES
Bank overdraft	6,435,342
Foreign bank overdraft(d)	71,013
Cash received:
Collateral — OTC derivatives	6,900,000
Collateral on securities loaned	13,697,546
Payables:
Investments purchased	8,282,425
Swaps	3,287,024
Administration fees	86,349
Capital shares redeemed	3,553,239
Deferred foreign capital gain tax	14,090
Investment advisory fees	1,211,142
Trustees’ and Officer’s fees	4,679
Other accrued expenses	511,975
Professional fees	49,850
Service and distribution fees	54,875
Unrealized depreciation on OTC swaps	103,872,816

Total liabilities	148,032,365

NET ASSETS	$1,125,845,710

NET ASSETS CONSIST OF:
Paid-in capital	$1,344,079,632
Accumulated loss	(218,233,922)

NET ASSETS	$1,125,845,710

(a) Investments, at cost — unaffiliated	$1,055,579,636
(b) Securities loaned, at value	$13,101,509
(c) Investments, at cost — affiliated	$21,248,454
(d) Foreign bank overdraft, at cost	$70,449

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2023

BlackRock Commodity Strategies Fund

NET ASSET VALUE

Institutional
Net assets	$837,334,363

Shares outstanding	97,176,351

Net asset value	$8.62

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$120,674,203

Shares outstanding	14,144,034

Net asset value	$8.53

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$29,757,732

Shares outstanding	3,659,198

Net asset value	$8.13

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$138,079,412

Shares outstanding	16,013,066

Net asset value	$8.62

Shares authorized	Unlimited

Par value	$0.001

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	17

Consolidated Statement of Operations

Year Ended May 31, 2023

BlackRock Commodity Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$30,790,298
Dividends — affiliated	472,423
Interest — unaffiliated	24,235,310
Securities lending income — affiliated — net	548,475
Foreign taxes withheld	(1,957,300)

Total investment income	54,089,206

EXPENSES
Investment advisory	10,546,866
Transfer agent — class specific	1,885,618
Service and distribution — class specific	769,685
Administration	691,877
Administration — class specific	350,795
Registration	252,313
Custodian	160,344
Accounting services	131,291
Professional	126,336
Printing and postage	50,635
Trustees and Officer	25,703
Miscellaneous	51,729

Total expenses	15,043,192
Less:
Administration fees waived by the Manager — class specific	(350,335)
Fees waived and/or reimbursed by the Manager	(329,049)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(1,120,069)

Total expenses after fees waived and/or reimbursed	13,243,739

Net investment income	40,845,467

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(52,971,816)
Investments — affiliated	(2,888)
Foreign currency transactions	(270,995)
Swaps	49,746,357

(3,499,342)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(98,445,067)
Investments — affiliated	5,974
Foreign currency translations	2,721
Swaps	(323,423,860)

(421,860,232)

Net realized and unrealized loss	(425,359,574)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(384,514,107)

(a) Net of foreign capital gain tax of	$(320)
(b) Net of increase in deferred foreign capital gain tax of	(14,090)

See notes to consolidated financial statements.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund
	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,845,467	$15,534,503
Net realized gain (loss)	(3,499,342)	143,115,453
Net change in unrealized appreciation (depreciation)	(421,860,232)	270,269,565

Net increase (decrease) in net assets resulting from operations	(384,514,107)	428,919,521

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(140,578,102)	(29,088,688)
Investor A	(16,226,823)	(3,302,095)
Investor C	(3,106,978)	(383,038)
Class K	(24,906,279)	(2,408,554)

Decrease in net assets resulting from distributions to shareholders	(184,818,182)	(35,182,375)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(957,833,933)	1,055,217,138

NET ASSETS
Total increase (decrease) in net assets	(1,527,166,222)	1,448,954,284
Beginning of year	2,653,011,932	1,204,057,648

End of year	$1,125,845,710	$2,653,011,932

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	19

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund
	Institutional
	Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$11.33	$9.22		$6.33	$7.18		$7.82		$7.43

Net investment income(a)	0.22	0.09		0.07	0.09		0.14	(b)	0.07
Net realized and unrealized gain (loss)	(2.08)	2.27		2.88	(0.79)		(0.64)		0.37

Net increase (decrease) from investment operations	(1.86)	2.36		2.95	(0.70)		(0.50)		0.44

Distributions from net investment income(c)	(0.85)	(0.25)		(0.06)	(0.15)		(0.14)		(0.05)

Net asset value, end of period	$8.62	$11.33		$9.22	$6.33		$7.18		$7.82

Total Return(d)
Based on net asset value	(16.46)%	26.31%		46.93%	(9.96	)%(e)	(6.34)%		5.97%

Ratios to Average Net Assets(f)
Total expenses	0.83%	0.82%		0.90%	1.04	%(g)	1.01%		1.14%

Total expenses after fees waived and/or reimbursed	0.72%	0.72%		0.72%	0.72	%(g)	0.72%		0.88%

Net investment income	2.37%	0.95%		0.90%	1.61	%(g)	1.90	%(b)	0.90%

Supplemental Data
Net assets, end of period (000)	$837,334	$2,061,348		$862,528	$104,275		$145,239		$200,786

Portfolio turnover rate	78%	91	%(h)	58%	72%		76%		110%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)
	Investor A
	Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$11.23	$9.14		$6.28	$7.12		$7.74		$7.36

Net investment income(a)	0.20	0.07		0.05	0.08		0.12	(b)	0.06
Net realized and unrealized gain (loss)	(2.07)	2.25		2.86	(0.79)		(0.63)		0.36

Net increase (decrease) from investment operations	(1.87)	2.32		2.91	(0.71)		(0.51)		0.42

Distributions from net investment income(c)	(0.83)	(0.23)		(0.05)	(0.13)		(0.11)		(0.04)

Net asset value, end of period	$8.53	$11.23		$9.14	$6.28		$7.12		$7.74

Total Return(d)
Based on net asset value	(16.76)%	26.06%		46.53%	(10.18	)%(e)	(6.50)%		5.69%

Ratios to Average Net Assets(f)
Total expenses	1.07%	1.13%		1.18%	1.40	%(g)	1.38%		1.55%

Total expenses after fees waived and/or reimbursed	0.97%	0.97%		0.97%	0.97	%(g)	0.97%		1.11%

Net investment income	2.15%	0.68%		0.62%	1.38	%(g)	1.68	%(b)	0.73%

Supplemental Data
Net assets, end of period (000)	$120,674	$236,887		$127,923	$23,628		$33,853		$56,622

Portfolio turnover rate	78%	91	%(h)	58%	72%		76%		110%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	21

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)
	Investor C
	Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21		Period from 08/01/19 to 05/31/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$10.75	$8.78		$6.04		$6.84		$7.45		$7.10

Net investment income (loss)(a)	0.13	(0.00	)(b)	(0.01)		0.03		0.06	(c)	(0.00	)(b)
Net realized and unrealized gain (loss)	(1.98)	2.15		2.75		(0.76)		(0.60)		0.35

Net increase (decrease) from investment operations	(1.85)	2.15		2.74		(0.73)		(0.54)		0.35

Distributions from net investment income(d)	(0.77)	(0.18)		(0.00	)(b)	(0.07)		(0.07)		—

Net asset value, end of period	$8.13	$10.75		$8.78		$6.04		$6.84		$7.45

Total Return(e)
Based on net asset value	(17.34)%	25.06%		45.48%		(10.80	)%(f)	(7.19)%		4.93%

Ratios to Average Net Assets(g)
Total expenses	1.80%	1.81%		1.96%		2.07	%(h)	2.11%		2.20%

Total expenses after fees waived and/or reimbursed	1.72%	1.72%		1.72%		1.72	%(h)	1.72%		1.87%

Net investment income (loss)	1.49%	(0.04)%		(0.15)%		0.63	%(h)	0.92	%(c)	(0.05)%

Supplemental Data
Net assets, end of period (000)	$29,758	$42,138		$16,246		$4,255		$5,832		$7,562

Portfolio turnover rate	78%	91	%(i)	58%		72%		76%		110%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)
	Class K
	Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19		Period from 01/25/18 to 7/31/18	(a)

Net asset value, beginning of period	$11.34	$9.22		$6.34	$7.19		$7.83		$8.27

Net investment income(b)	0.23	0.10		0.06	0.09		0.14	(c)	0.07
Net realized and unrealized gain (loss)	(2.09)	2.27		2.89	(0.79)		(0.63)		(0.51)

Net increase (decrease) from investment operations	(1.86)	2.37		2.95	(0.70)		(0.49)		(0.44)

Distributions from net investment income(d)	(0.86)	(0.25)		(0.07)	(0.15)		(0.15)		—

Net asset value, end of period	$8.62	$11.34		$9.22	$6.34		$7.19		$7.83

Total Return(e)
Based on net asset value	(16.48)%	26.47%		46.76%	(9.90	)%(f)	(6.28)%		(5.32	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.72%	0.72%		0.80%	0.95	%(h)	0.96%		0.92	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.67%	0.67%		0.67%	0.67	%(h)	0.67%		0.74	%(h)(i)

Net investment income	2.42%	1.02%		0.76%	1.60	%(h)	1.97	%(c)	1.80	%(h)

Supplemental Data
Net assets, end of period (000)	$138,079	$312,639		$197,360	$25,283		$22,520		$22,750

Portfolio turnover rate	78%	91	%(j)	58%	72%		76%		110%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.93% and 0.76%, respectively.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	23

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $84,479,516, which is 7.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements   (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from

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Notes to Consolidated Financial Statements   (continued)

the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Special Purpose Acquisition Companies: Special purpose acquisition companies (SPACs) are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. The Fund may enter into a commitment with a SPAC for a private investment in a public equity (PIPE) and will satisfy the commitment if and when the SPAC completes its merger or acquisition. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a registration statement for the shares is filed and declared effective. Unfunded SPAC PIPE commitments are marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded SPAC PIPE commitments:

Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Metals Acquisition Ltd.	$1,287,000	$1,287,000	$—

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Consolidated StatementConsolidated of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount
Barclays Capital, Inc.	$65,357	$(65,357)	$—		$—
BofA Securities, Inc.	37,232	(37,232)	—		—
J.P. Morgan Securities LLC	9,993,061	(9,993,061)	—		—
Morgan Stanley	2,863,845	(2,863,845)	—		—
National Financial Services LLC	11,488	(11,488)	—		—
SG Americas Securities LLC	130,526	(130,526)	—		—

	$13,101,509	$(13,101,509)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

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Notes to Consolidated Financial Statements   (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.62%
$1 billion - $3 billion	0.58
$3 billion - $5 billion	0.56
$5 billion - $10 billion	0.54
Greater than $10 billion	0.53

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution — class specific	$403,026	$366,659	$769,685

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2023, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Administration — class specific	$262,470	$32,301	$7,329	$48,695	$350,795

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Notes to Consolidated Financial Statements   (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Reimbursed amounts	$4,679	$1,815	$606	$547	$7,647

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent — class specific	$1,632,355	$181,885	$33,414	$37,964	$1,885,618

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $9,489.

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$28,955
Investor C	15,603

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2023, the amount waived was $12,659.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.72%	0.97%	1.72%	0.67%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024 unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2023, the Manager waived and/or reimbursed investment advisory fees of $316,390, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Consolidated Statement of Operations. For the year ended May 31, 2023, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived by the Manager — class specific	$262,470	$32,301	$7,329	$48,235	$350,335
Transfer agent fees waived and/or reimbursed by the Manager — class specific	967,769	100,161	15,380	36,759	1,120,069

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended May 31, 2023, the Fund paid BIM $109,120 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$281,484	$2,903,844	$(1,842,703)

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term securities, were $671,333,840 and $1,233,216,003, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or per share. As of period end, permanent differences attributable to certain deemed distributions and income recognized from the Fund’s wholly owned subsidiary were reclassified to the following accounts:

Amounts
Paid-in capital	$(1,423,924)
Accumulated earnings (loss)	1,423,924

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	31

Notes to Consolidated Financial Statements   (continued)

The tax character of distributions paid was as follows:

	Year Ended 05/31/23	Year Ended 05/31/22

Ordinary income	$184,818,182	$35,182,375

As of May 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BlackRock Commodity Strategies Fund	$69,051,424	$(231,406,260)	$(55,879,086)	$(218,233,922)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Commodity Strategies Fund	$1,116,724,078	$121,786,971	$(177,791,802)	$(56,004,831)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments. The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Share Class	Shares	Amount	Shares	Amount

Institutional

Shares sold	48,377,579	$467,663,752	154,044,749	$1,536,299,947

Shares issued in reinvestment of distributions	15,381,433	135,103,945	3,205,932	28,631,112

Shares redeemed	(148,478,047)	(1,392,777,097)	(68,952,983)	(685,696,069)

	(84,719,035)	$(790,009,400)	88,297,698	$879,234,990

Investor A

Shares sold and automatic conversion of shares	3,826,409	$36,751,196	14,802,967	$146,719,128

Shares issued in reinvestment of distributions	1,826,612	15,892,675	363,990	3,219,524

Shares redeemed	(12,608,372)	(117,252,987)	(8,069,674)	(78,996,285)

	(6,955,351)	$(64,609,116)	7,097,283	$70,942,367

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	33

Notes to Consolidated Financial Statements   (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Share Class	Shares	Amount	Shares		Amount

Investor C

Shares sold	998,622	$9,407,731	2,599,039		$25,219,121

Shares issued in reinvestment of distributions	373,610	3,106,485	45,217		382,739

Shares redeemed and automatic conversion of shares	(1,631,866)	(14,422,937)	(576,619)		(5,577,417)

	(259,634)	$(1,908,721)	2,067,637		$20,024,443

Class K

Shares sold	8,292,838	$85,776,294	23,398,781		$245,214,319

Shares issued in reinvestment of distributions	2,834,330	24,904,192	269,571		2,408,462

Shares redeemed	(22,680,846)	(211,987,182)	(17,506,219	)(a)	(162,607,443)

	(11,553,678)	$(101,306,696)	6,162,133		$85,015,338

	(103,487,698)	$(957,833,933)	103,624,751		$1,055,217,138

(a)	Including (13,609,467) representing in-kind redemptions.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Commodity Strategies Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Commodity Strategies Fund of BlackRock FundsSM (the “Fund”), including the consolidated schedule of investments, as of May 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and for the period from August 1, 2019 through May 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 1, 2019 through May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended July 31, 2019 of the Fund were audited by other auditors whose report dated September 24, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	35

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated is qualified dividend income for individuals for the fiscal year ended May 31, 2023:

Fund Name	Qualified Dividend Income

BlackRock Commodity Strategies Fund	$ 29,136,558

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2023:

Fund Name	Federal Obligation Interest

BlackRock Commodity Strategies Fund	$ 21,429,792

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Commodity Strategies Fund	6.62%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends

BlackRock Commodity Strategies Fund	$ 21,748,352

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest- Related Dividends

BlackRock Commodity Strategies Fund	$ 21,746,681

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Commodity Strategies Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A: Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to the Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.

B: The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, second and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

C: Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D: Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E: Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2024, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

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Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	45

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019
Wilmington, DE 19809
Address of the Trust
Custodian	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

BCOMAGTR	Bloomberg Agriculture SubindexSM

BCOMENTR	Bloomberg Select Energy Subindex Total ReturnSM

BCOMINTR	Bloomberg Industrial Metals SubindexSM

BCOMLITR	Bloomberg Livestock SubindexSM

BCOMPRTR	Bloomberg Precious Metals SubindexSM

BCOMRAGT	Bloomberg Roll Select Agriculture Subindex Total ReturnSM

BCOMRENT	Bloomberg Roll Select Energy Subindex Total Return SM

BCOMRINT	Bloomberg Roll Select Industrial Metals Subindex Total ReturnSM

BCOMRLIT	Bloomberg Roll Select Livestock Subindex Total ReturnSM

BCOMRPRT	Bloomberg Roll Select Precious Metals Subindex Total ReturnSM

CVR	Contingent Value Rights

OTC	Over-the-Counter

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSF-5/23-AR

MAY 31, 2023

2023 Annual Report

BlackRock FundsSM

•	BlackRock SMID-Cap Growth Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.33%	2.92%
U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)
International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06
Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock SMID-Cap Growth Equity Fund

Investment Objective

BlackRock SMID-Cap Growth Equity Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, the Fund underperformed its benchmark, the Russell 2500TM Growth Index.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark were stock selection in the healthcare, communication services and financials sectors. Within healthcare, positioning among biotechnology names, specifically an overweight position in Halozyme Therapeutics, Inc., detracted the most from performance. Within communication services an off-benchmark position in Match Group, Inc. within the interactive media and services sub-sector weighed most heavily on performance. Lastly, within financials, an overweight position in Morningstar, Inc. within the capital markets industry detracted from relative performance.

The largest contributors to the Fund’s relative performance were security selection in industrials, consumer discretionary and positioning in materials. In industrials, stock selection in the aerospace & defense sub-sector contributed to performance, most notably an overweight in Axon Enterprise, Inc. Within consumer discretionary an overweight position in Duolingo, Inc. within the diversified consumer services industry led positive contributions. Lastly, positioning in materials proved beneficial, most notably a lack of exposure to the chemicals sub-sector.

Describe recent portfolio activity.

During the period, exposure to industrials increased with an allocation to the air freight and logistics sub-sector. Exposure to the energy sector increased as well. Conversely, exposure to communication services decreased the most as the allocation to entertainment companies was trimmed. Exposure to the healthcare sector decreased as well. The Fund’s cash position slightly decreased as well during the period.

Describe portfolio positioning at period end.

Relative to the Russell 2500TM Growth Index, at the end of the reporting period the Fund’s largest overweight was in the information technology sector, followed by industrials and consumer discretionary. Conversely, the materials sector was the largest underweight, followed by consumer staples and healthcare.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock SMID-Cap Growth Equity Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on June 29, 2021.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. small- and mid-capitalization companies which Fund management believes have above-average earnings growth potential, and derivatives that have similar economic characteristics to such equity securities.

(c)

An index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Performance

	Average Annual Total Returns(a)
	1 Year		Since Inception(b)
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(1.14)%	N/A	(25.65)%	N/A
Investor A	(1.49)	(6.66)%	(25.85)	(27.91)%
Class K	(1.05)	N/A	(25.58)	N/A
Russell 2500™ Growth Index	2.30	N/A	(14.11)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on June 29, 2021.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,004.40	$ 4.25		$ 1,000.00	$ 1,020.69	$ 4.28		0.85%
Investor A	1,000.00	1,003.60	5.48		1,000.00	1,019.46	5.54		1.10
Class K	1,000.00	1,005.30	3.75		1,000.00	1,021.20	3.78		0.75

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock SMID-Cap Growth Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Entegris, Inc.	3.6%
Axon Enterprise, Inc.	3.2
Saia, Inc.	2.5
Lattice Semiconductor Corp.	2.4
Monolithic Power Systems, Inc.	2.4
Bio-Techne Corp.	2.3
Tradeweb Markets, Inc., Class A	2.3
Confluent, Inc., Class A	2.2
Liberty Media Corp. - Liberty Formula One, Class C, NVS	2.2
Zscaler, Inc.	2.2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	26.4%
Industrials	24.5
Consumer Discretionary	17.7
Health Care	16.6
Financials	7.2
Communication Services	4.0
Energy	2.2
Other (each representing less than 1%)	0.7
Short-Term Securities	7.8
Liabilities in Excess of Other Assets	(7.1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments May 31, 2023	BlackRock SMID-Cap Growth Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 5.1%
Axon Enterprise, Inc.(a)	1,407	$271,424
HEICO Corp.	1,070	165,401

		436,825

Air Freight & Logistics — 1.7%
GXO Logistics, Inc.(a)	2,619	146,455

Automobile Components — 1.6%
Fox Factory Holding Corp.(a)	1,507	134,002

Biotechnology — 1.2%
Halozyme Therapeutics, Inc.(a)	3,112	100,922

Broadline Retail — 0.2%
Etsy, Inc.(a)	188	15,237

Building Products — 0.9%
AZEK Co., Inc., Class A(a)	3,263	75,865

Capital Markets — 7.1%
Carlyle Group, Inc.	663	18,173
MarketAxess Holdings, Inc.	418	113,867
Morningstar, Inc.	759	155,367
TPG, Inc., Class A	4,714	121,621
Tradeweb Markets, Inc., Class A	2,910	194,825

		603,853

Commercial Services & Supplies — 3.4%
Casella Waste Systems, Inc., Class A(a)	1,671	150,657
GFL Environmental, Inc.	3,914	141,452

		292,109

Construction & Engineering — 3.4%
Comfort Systems U.S.A., Inc.(b)	1,147	169,733
WillScot Mobile Mini Holdings Corp.(a)	2,717	117,048

		286,781

Distributors — 1.4%
Pool Corp.	389	123,013

Diversified Consumer Services — 3.4%
Bright Horizons Family Solutions, Inc.(a)	442	37,835
Duolingo, Inc., Class A(a)	1,114	166,621
European Wax Center, Inc., Class A(a)	1,746	30,258
Mister Car Wash, Inc.(a)	6,530	53,873

		288,587

Entertainment — 2.2%
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)	2,686	189,094

Financial Services — 0.2%
Jack Henry & Associates, Inc.	92	14,066

Food Products — 0.3%
Freshpet, Inc.(a)(b)	377	22,530

Ground Transportation — 2.5%
Saia, Inc.(a)	737	209,426

Health Care Equipment & Supplies — 4.2%
Figs, Inc., Class A(a)	7,795	64,231
Inmode Ltd.(a)	785	24,783
Inspire Medical Systems, Inc.(a)	368	107,636
Insulet Corp.(a)(b)	236	64,723
Teleflex, Inc.	420	98,595

		359,968

Health Care Technology — 1.9%
Certara, Inc.(a)	2,046	42,516

Security	Shares	Value

Health Care Technology (continued)
Doximity, Inc., Class A(a)(b)	2,039	$62,536
Phreesia, Inc.(a)	1,901	57,068

		162,120

Hotels, Restaurants & Leisure — 8.2%
Churchill Downs, Inc.	1,278	173,578
Domino’s Pizza, Inc.	86	24,927
Evolution AB(c)	1,259	166,199
Penn Entertainment, Inc.(a)	922	23,087
Planet Fitness, Inc., Class A(a)(b)	2,546	162,791
Vail Resorts, Inc.	629	152,973

		703,555

Industrial REITs — 0.3%
Rexford Industrial Realty, Inc.	543	29,561

Interactive Media & Services — 1.7%
Match Group, Inc.(a)	4,142	142,899

IT Services — 4.3%
DigitalOcean Holdings, Inc.(a)	2,011	78,731
Globant SA(a)	936	172,046
MongoDB, Inc., Class A(a)(b)	405	118,985

		369,762

Life Sciences Tools & Services — 9.3%
Azenta, Inc.(a)	1,378	59,598
Bio-Techne Corp.	2,408	196,950
Charles River Laboratories International, Inc.(a)	952	184,098
Olink Holding AB, ADR(a)	668	13,013
Repligen Corp.(a)	1,071	179,842
West Pharmaceutical Services, Inc.	482	161,292

		794,793

Machinery — 3.7%
AutoStore Holdings Ltd.(a)(c)	43,420	92,054
Chart Industries, Inc.(a)	829	90,966
Graco, Inc.	1,763	134,852

		317,872

Media — 0.1%
Cable One, Inc.	18	11,013

Oil, Gas & Consumable Fuels — 2.2%
Diamondback Energy, Inc.	449	57,090
EQT Corp.	1,757	61,091
Texas Pacific Land Corp.	54	70,400

		188,581

Professional Services — 3.4%
Booz Allen Hamilton Holding Corp., Class A	1,658	166,762
Fiverr International Ltd.(a)	1,594	41,747
Paylocity Holding Corp.(a)(b)	446	77,046

		285,555

Semiconductors & Semiconductor Equipment — 10.0%
Ambarella, Inc.(a)	1,501	108,552
Entegris, Inc.	2,921	307,435
Lattice Semiconductor Corp.(a)	2,550	207,341
Monolithic Power Systems, Inc.	413	202,333
SolarEdge Technologies, Inc.(a)	100	28,483

		854,144

Software — 12.1%
Aspen Technology, Inc.(a)	667	109,335
Bentley Systems, Inc., Class B	3,536	172,486
BILL Holdings, Inc.(a)	489	50,650
Confluent, Inc., Class A(a)	6,013	190,852
Five9, Inc.(a)	553	36,559

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock SMID-Cap Growth Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
HubSpot, Inc.(a)	312	$161,613
JFrog Ltd.(a)	3,399	82,800
PagerDuty, Inc.(a)	1,410	38,366
Zscaler, Inc.(a)	1,391	188,453

		1,031,114

Specialty Retail — 2.8%
Burlington Stores, Inc.(a)	527	79,293
Floor & Decor Holdings, Inc., Class A(a)	1,778	162,349

		241,642

Trading Companies & Distributors — 0.5%
SiteOne Landscape Supply, Inc.(a)	299	41,229

Total Long-Term Investments — 99.3% (Cost: $9,384,685)		8,472,573

Short-Term Securities

Money Market Funds — 7.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(d)(e)	7,120	7,120
SL Liquidity Series, LLC, Money Market Series, 5.32%(d)(e)(f)	660,597	660,597

Total Short-Term Securities — 7.8% (Cost: $667,717)		667,717

Total Investments — 107.1% (Cost: $10,052,402)		9,140,290

Liabilities in Excess of Other Assets — (7.1)%		(607,203)

Net Assets — 100.0%		$8,533,087

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$190,657	$—		$(183,537	)(a)	$—	$—	$7,120	7,120	$4,889		$—
SL Liquidity Series, LLC, Money Market Series	430,483	230,292	(a)	—		(130)	(48)	660,597	660,597	1,409	(b)	—

						$(130)	$(48)	$667,717		$6,298		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2023	BlackRock SMID-Cap Growth Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$436,825	$—	$—	$436,825
Air Freight & Logistics	146,455	—	—	146,455
Automobile Components	134,002	—	—	134,002
Biotechnology	100,922	—	—	100,922
Broadline Retail	15,237	—	—	15,237
Building Products	75,865	—	—	75,865
Capital Markets	603,853	—	—	603,853
Commercial Services & Supplies	292,109	—	—	292,109
Construction & Engineering	286,781	—	—	286,781
Distributors	123,013	—	—	123,013
Diversified Consumer Services	288,587	—	—	288,587
Entertainment	189,094	—	—	189,094
Financial Services	14,066	—	—	14,066
Food Products	22,530	—	—	22,530
Ground Transportation	209,426	—	—	209,426
Health Care Equipment & Supplies	359,968	—	—	359,968
Health Care Technology	162,120	—	—	162,120
Hotels, Restaurants & Leisure	537,356	166,199	—	703,555
Industrial REITs	29,561	—	—	29,561
Interactive Media & Services	142,899	—	—	142,899
IT Services	369,762	—	—	369,762
Life Sciences Tools & Services	794,793	—	—	794,793
Machinery	225,818	92,054	—	317,872
Media	11,013	—	—	11,013
Oil, Gas & Consumable Fuels	188,581	—	—	188,581
Professional Services	285,555	—	—	285,555
Semiconductors & Semiconductor Equipment	854,144	—	—	854,144
Software	1,031,114	—	—	1,031,114
Specialty Retail	241,642	—	—	241,642
Trading Companies & Distributors	41,229	—	—	41,229
Short-Term Securities
Money Market Funds	7,120	—	—	7,120

	$8,221,440	$258,253	$—	8,479,693

Investments valued at NAV(a)				660,597

				$9,140,290

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

May 31, 2023

BlackRock SMID-Cap Growth Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$8,472,573
Investments, at value — affiliated(c)	667,717
Foreign currency, at value(d)	1,002
Receivables:
Securities lending income — affiliated	94
Capital shares sold	1,753
Dividends — unaffiliated	1,821
Dividends — affiliated	223
From the Manager	61,188

Total assets	9,206,371

LIABILITIES
Collateral on securities loaned	660,883
Payables:
Administration fees	736
Investment advisory fees	9,969
Trustees’ and Officer’s fees	1,501
Professional fees	178
Service fees	17

Total liabilities	673,284

NET ASSETS	$8,533,087

NET ASSETS CONSIST OF:
Paid-in capital	$14,984,370
Accumulated loss	(6,451,283)

NET ASSETS	$8,533,087

(a) Investments, at cost — unaffiliated	$9,384,685
(b) Securities loaned, at value	$517,612
(c) Investments, at cost — affiliated	$667,717
(d) Foreign currency, at cost	$1,084

F I N A N C I A L S T A T E M E N T S	11

Statement of Assets and Liabilities (continued)

May 31, 2023

BlackRock SMID-Cap Growth Equity Fund

NET ASSET VALUE

Institutional
Net assets	$58,927

Shares outstanding	5,207

Net asset value	$11.32

Shares authorized	Unlimited

Par value	$0.001

Investor A

Net assets	$82,360

Shares outstanding	7,312

Net asset value	$11.26

Shares authorized	Unlimited

Par value	$0.001

Class K

Net assets	$8,391,800

Shares outstanding	740,011

Net asset value	$11.34

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended May 31, 2023

BlackRock SMID-Cap Growth Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$35,329
Dividends — affiliated	4,889
Securities lending income — affiliated — net	1,409
Foreign taxes withheld	(457)

Total investment income	41,170

EXPENSES
Investment advisory	58,853
Professional	26,111
Trustees and Officer	6,001
Administration — class specific	4,340
Service — class specific	197
Miscellaneous	58

Total expenses	95,560
Less:
Fees waived and/or reimbursed by the Manager	(32,236)

Total expenses after fees waived and/or reimbursed	63,324

Net investment loss	(22,154)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:

Investments — unaffiliated	(2,544,960)
Investments — affiliated	(130)
Foreign currency transactions	424

(2,544,666)

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated	2,465,221
Investments — affiliated	(48)
Foreign currency translations	(133)

2,465,040

Net realized and unrealized loss	(79,626)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(101,780)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Changes in Net Assets

	BlackRock SMID-Cap Growth Equity Fund
	Year Ended 05/31/23	Period from 06/29/21(a) to 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(22,154)	$(55,152)
Net realized loss	(2,544,666)	(2,987,010)
Net change in unrealized appreciation (depreciation)	2,465,040	(3,377,231)

Net decrease in net assets resulting from operations	(101,780)	(6,419,393)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(17,247)	15,071,507

NET ASSETS
Total increase (decrease) in net assets	(119,027)	8,652,114
Beginning of period	8,652,114	—

End of period	$8,533,087	$8,652,114

(a)	Commencement of operations.

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock SMID-Cap Growth Equity Fund

	Institutional
	Year Ended 05/31/23	Period from 06/29/21 to 05/31/22	(a)
Net asset value, beginning of period	$11.45	$20.00

Net investment loss(b)	(0.04)	(0.09)
Net realized and unrealized loss	(0.09)	(8.46)

Net decrease from investment operations	(0.13)	(8.55)

Net asset value, end of period	$11.32	$11.45

Total Return(c)
Based on net asset value	(1.14)%	(42.75	)%(d)

Ratios to Average Net Assets(e)
Total expenses	1.23%	1.06	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.85%	0.85	%(f)

Net investment loss	(0.36)%	(0.56	)%(f)

Supplemental Data
Net assets, end of period (000)	$59	$59

Portfolio turnover rate	53%	54%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.07%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock SMID-Cap Growth Equity Fund (continued)

	Investor A
	Year Ended 05/31/23	Period from 06/29/21 to 05/31/22	(a)
Net asset value, beginning of period	$11.43	$20.00

Net investment loss(b)	(0.07)	(0.13)
Net realized and unrealized loss	(0.10)	(8.44)

Net decrease from investment operations	(0.17)	(8.57)

Net asset value, end of period	$11.26	$11.43

Total Return(c)
Based on net asset value	(1.49)%	(42.85	)%(d)

Ratios to Average Net Assets(e)
Total expenses	1.48%	1.31	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.10%	1.10	%(f)

Net investment loss	(0.61)%	(0.80	)%(f)

Supplemental Data
Net assets, end of period (000)	$82	$66

Portfolio turnover rate	53%	54%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Not annualized.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f) Annualized.

(g) Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.32%.

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock SMID-Cap Growth Equity Fund (continued)

	Class K
	Year Ended 05/31/23	Period from 06/29/21 to 05/31/22	(a)
Net asset value, beginning of period	$11.46	$20.00

Net investment loss(b)	(0.03)	(0.07)
Net realized and unrealized loss	(0.09)	(8.47)

Net decrease from investment operations	(0.12)	(8.54)

Net asset value, end of period	$11.34	$11.46

Total Return(c)
Based on net asset value	(1.05)%	(42.70	)%(d)

Ratios to Average Net Assets(e)
Total expenses	1.13%	0.96	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.75%	0.75	%(f)

Net investment loss	(0.26)%	(0.46	)%(f)

Supplemental Data
Net assets, end of period (000)	$8,392	$8,528

Portfolio turnover rate	53%	54%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.97%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock SMID-Cap Growth Equity Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager” or “BAL”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements   (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount
J.P. Morgan Securities LLC	$81,828	$(81,828)	$—		$ —
Morgan Stanley	229,297	(229,297)	—		—
TD Prime Services LLC	206,487	(206,487)	—		—

	$517,612	$(517,612)	$—		$ —

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.70%
$1 billion - $3 billion	0.66
$3 billion - $5 billion	0.63
$5 billion - $10 billion	0.61
Greater than $10 billion	0.60

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Notes to Financial Statements   (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A
Service and distribution — class specific	$ 197

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Administration Fees
Institutional	0.15%
Investor A	0.15
Class K	0.05

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the year ended May 31, 2023, there were no fees waived/reimbursed by the BAL pursuant to this arrangement.

For the year ended May 31, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Administration — class specific	$87	$118	$ 4,135	$ 4,340

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $36.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2023, the amount waived was $124.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit for such independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2023, the amount waived was $32,112.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements   (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2023, the Fund paid BIM $265 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term securities, were $4,386,097 and $4,342,511, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to net operating loss were reclassified to the following accounts:

Amounts
Paid-in capital	$ (27,210)
Accumulated earnings (loss)	27,210

As of May 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified late-year losses(c)	Total
BlackRock SMID-Cap Growth Equity Fund	$(5,507,684)	$(926,031)	$(17,568)	$ (6,451,283)

(a)	Amounts available to offset future realized capital gains.

(b)	The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

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Notes to Financial Statements   (continued)

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock SMID-Cap Growth Equity Fund	$10,077,702	$839,805	$(1,777,217)	$ (937,412)

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements   (continued)

growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Period from 06/29/21(a) to 05/31/22

Share Class	Shares	Amount	Shares	Amount

Institutional
Shares sold	87	$973	5,120	$101,500

Investor A
Shares sold	8,702	$97,672	5,854	$113,435
Shares redeemed	(7,124)	(73,826)	(120)	(1,495)

	1,578	$23,846	5,734	$111,940

Class K
Shares sold	82	$912	745,986	$14,882,531
Shares redeemed	(3,998)	(42,978)	(2,059)	(24,464)

	(3,916)	$(42,066)	743,927	$14,858,067

	(2,251)	$(17,247)	754,781	$15,071,507

(a)	Commencement of operations.

As of May 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Share Class
Institutional	5,000
Investor A	5,000
Class K	740,000

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock SMID-Cap Growth Equity Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock SMID-Cap Growth Equity Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from June 29, 2021 (commencement of operations) through May 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from June 29, 2021 (commencement of operations) through May 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	25

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock SMID-Cap Growth Equity Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock;(h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-year and since-inception periods reported, the Fund ranked in the fourth quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by unfavorable style rotations and stock selection in health care, information technology and communication services sectors.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	27

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	29

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007;Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Accounting Agent and Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	35

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SMID-5/23-AR

MAY 31, 2023

2023 Annual Report

BlackRock Capital Appreciation Fund, Inc.

BlackRock FundsSM

•	BlackRock Health Sciences Opportunities Portfolio

•	BlackRock Infrastructure Sustainable Opportunities Fund

•	BlackRock Mid-Cap Growth Equity Portfolio

•	BlackRock Technology Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.33%	2.92%
U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)
International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06
Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Capital Appreciation Fund, Inc.

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ending May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 1000® Growth Index. For the same period, all of the Fund’s share classes outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark were stock selection in the communication services, information technology and energy sectors. Within communication services, overweight positioning in interactive media and services, specifically Match Group, Inc., detracted the most from performance. Within information technology, an underweight position in Apple, Inc. detracted the most from performance. Lastly, within energy, an off-benchmark position in EQT Corp. and an overweight position in Cheniere Energy, Inc. within the oil, gas and consumable fuels sub-sector detracted from relative performance.

The largest contributors to the Fund’s relative performance were security selection in the consumer discretionary and industrials sectors, along with positioning in real estate. Within consumer discretionary, overweight positioning in the hotels, restaurants and leisure sub-sector contributed to performance, most notably positions in Chipotle Mexican Grill, Inc. and Evolution AB. An overweight to TransDigm Group, Inc. led positive contributions within industrials. Lastly, an underweight allocation to the real estate sector proved additive.

Describe recent portfolio activity.

During the period, exposure to information technology increased with an allocation to the technology hardware, storage and peripherals industry. Exposure to the industrials sector increased as well. Conversely, exposure to energy decreased the most as the allocation to oil, gas and consumable fuels was reduced. Exposure to the materials sector decreased as well. The Fund’s cash position slightly decreased as well during the period.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was in the financials sector, followed by consumer discretionary and healthcare. Conversely, the consumer staples sector was the largest underweight, followed by industrials and information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Capital Appreciation Fund, Inc.

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	6.81%	N/A	9.74%	N/A	12.91%	N/A
Investor A	6.53	0.94%	9.45	8.28%	12.61	12.01%
Investor C	5.62	4.70	8.57	8.57	11.89	11.89
Class K	6.90	N/A	9.84	N/A	13.03	N/A
Class R	6.17	N/A	9.11	N/A	12.28	N/A
Russell 1000® Growth Index	9.55	N/A	13.84	N/A	14.76	N/A
S&P 500® Index	2.92	N/A	11.01	N/A	11.99	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,146.90	$3.98		$1,000.00	$1,021.22	$3.73		0.74%
Investor A	1,000.00	1,145.60	5.39		1,000.00	1,019.90	5.09		1.01
Investor C	1,000.00	1,140.30	9.80		1,000.00	1,015.77	9.25		1.84
Class K	1,000.00	1,147.70	3.48		1,000.00	1,021.70	3.28		0.65
Class R	1,000.00	1,144.00	7.29		1,000.00	1,018.13	6.84		1.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See	“Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Capital Appreciation Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	9.5%
Apple Inc.	9.0
Amazon.com, Inc.	7.8
NVIDIA Corp.	5.5
Alphabet, Inc., Class A	5.3
Visa, Inc., Class A	4.1
Intuit, Inc.	3.6
ASML Holding NV, Registered Shares	3.3
UnitedHealth Group, Inc.	2.9
Tesla, Inc.	2.4

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	42.2%
Consumer Discretionary	17.7
Health Care	13.9
Financials	10.7
Communication Services	9.1
Industrials	4.3
Energy	1.2
Materials	1.0
Short-Term Securities	— (c)
Liabilities in Excess of Other Assets	(0.1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 0.1%.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

An underweight position in Pfizer, Inc. was the largest contributor to relative performance. Shares of the pharmaceutical giant declined after the company provided weaker guidance for 2023 due to a sharp decrease in COVID-19 linked revenues. Additionally, investors reacted negatively to the company’s $43 billion acquisition of Seagen. An overweight in Boston Scientific Corp. was another large contributor to relative returns. The medical device manufacturer benefited from easing macroeconomic headwinds as elective procedure volume and labor shortages showed signs of recovering. An overweight position in Penumbra, Inc. also contributed to relative performance on anticipation of a positive operating environment for medical device companies.

An out-of-benchmark position in Sanofi SA was the largest detractor. The stock came under legal pressure after allegations that the company’s antihistamine Zantac contained carcinogens. An out-of-benchmark position in Waters Corp., a life sciences tools company that reported consistently weak earnings, also detracted. An underweight position in the healthcare provider HCA Healthcare, Inc. was another key detractor. The company reported strong earnings thanks in part to reduced pressure from labor shortages.

Describe recent portfolio activity.

The Fund’s allocations to the medical devices & supplies (26% to 37%) and biotechnology (18% to 23%) sub-sectors increased. Conversely, its weightings in the healthcare providers and services (25% to 17%) and pharmaceuticals (26% to 20%) sub-sectors decreased.

Describe portfolio positioning at period end.

The investment adviser continued to seek opportunities in stocks with attractive valuations, stable growth and promising product pipelines over the medium-to-long term. It also sought selective growth opportunities in the biotechnology, pharmaceuticals and medical devices industries brought about by innovations and technological developments.

The Fund was overweight in the medical devices and supplies and biotechnology sub-sectors at the end of the period, and it was underweight in pharmaceuticals and healthcare providers and services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2023 (continued)	BlackRock Health Sciences Opportunities Portfolio

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	2.25%	N/A	10.06%	N/A	12.99%	N/A
Service	1.94	N/A	9.73	N/A	12.66	N/A
Investor A	1.99	(3.37)%	9.77	8.59%	12.69	12.08%
Investor C	1.22	0.29	8.96	8.96	12.04	12.04
Class K	2.34	N/A	10.17	N/A	12.98	N/A
Class R	1.62	N/A	9.40	N/A	12.32	N/A
Russell 3000® Health Care Index	(0.14)	N/A	9.91	N/A	11.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$959.60	$4.10		$1,000.00	$1,020.75	$4.23		0.84%
Service	1,000.00	958.20	5.54		1,000.00	1,019.28	5.69		1.13
Investor A	1,000.00	958.40	5.29		1,000.00	1,019.52	5.44		1.08
Investor C	1,000.00	954.90	8.99		1,000.00	1,015.73	9.25		1.84
Class K	1,000.00	960.10	3.65		1,000.00	1,021.20	3.78		0.75
Class R	1,000.00	956.80	7.12		1,000.00	1,017.65	7.34		1.46

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Health Sciences Opportunities Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
UnitedHealth Group, Inc.	8.1%
Eli Lilly & Co.	5.9
Merck & Co., Inc.	4.7
Boston Scientific Corp.	4.0
Thermo Fisher Scientific, Inc.	3.8
Stryker Corp.	3.3
Intuitive Surgical, Inc.	3.2
AbbVie, Inc.	2.8
Vertex Pharmaceuticals, Inc.	2.7
Amgen, Inc.	2.5

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets
Health Care Equipment & Supplies	27.2%
Biotechnology	23.1
Pharmaceuticals	19.8
Health Care Providers & Services	16.9
Life Sciences Tools & Services	10.0
Other (each representing less than 1%)	0.2
Short-Term Securities	3.1
Liabilities in Excess of Other Assets	(0.3)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

Investment Objective

BlackRock Infrastructure Sustainable Opportunities Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to invest in issuers which are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes outperformed its benchmark, the FTSE Developed Core Infrastructure 50/50 Net Tax Index.

What factors influenced performance?

BlackRock Infrastructure Sustainable Opportunities Fund is benchmark agnostic, with a view of infrastructure that looks beyond the traditional benchmarks. The reference benchmark, the FTSE Developed Core Infrastructure 50/50 Net Tax Index, doesn’t incorporate sustainability criteria and has an 11% weighting in the midstream oil and gas sector. In contrast, energy is excluded from the Fund’s sustainable universe.

At the sector level, the U.K. multiutilities, U.S. renewable energy and Australia communications sectors made the largest contributions to absolute performance. Among individual stocks, Constellation Energy Corp., Archaea Energy, Inc. and NextDC Ltd. were the leading contributors. On the other hand, U.S. towers, U.S. healthcare and U.S. life science / medical office were the most notable detractors from absolute performance. SBA Communications Corp., Welltower, Inc. and American Tower Corp. were the largest detractors at the individual stock level.

The Fund used derivatives, including options, futures, swaps and forward contracts in an effort to augment returns or manage the risk of adverse movements in currencies, interest rates and the financial markets. The use of derivatives was a net contributor to performance.

Describe recent portfolio activity.

The Fund’s allocation to healthcare decreased as the investment adviser trimmed positions in the U.S. senior housing company Welltower and the U.S. life science and medical office operator Alexandria Real Estate Equities, Inc. It also sold the Fund’s position in NextEra Energy, Inc. due to fundamental headwinds.

The investment adviser initiated positions in the U.S. data center operator Digital Realty Trust Inc. following the emergence of an upside catalyst, and Boralex, Inc., a leader in Canadian renewables. It also added a position in Clearway Energy, Inc., one of the largest owners of renewable projects in the United States.

Other major changes included the addition of National Grid PLC and SSE PLC, as well as the sales of positions in Public Service Enterprise Group, Inc. and Constellation Energy Corp.

The Fund maintained a large absolute weighting in regulated electric utilities, including renewables, on the belief that the sector offered compelling medium- to long-term structural tailwinds. The energy transition has brought unprecedented support for utilities investment among regulators, governments and consumers. Grid constraints are cited as the leading bottleneck to renewable energy development, ahead of financing and supply chain impediments. The investment adviser believed this could provide an opportunity for growth in capital expenditures and in turn, the earnings power for network utilities.

Describe portfolio positioning at period end.

The Fund’s positioning was balanced across renewable energy development (24%), electricity networks (23%), communications infrastructure (22%), transportation infrastructure (17%), social infrastructure (4%), and water infrastructure (2%). The Fund had an above-average cash position of 9.1% to provide the flexibility to capitalize on stock-specific opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Infrastructure Sustainable Opportunities Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on September 30, 2021.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of infrastructure-related companies or derivatives with similar economic characteristics.

(c)

Gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors: 50% utilities; 30% transportation, including capping of 7.5% for railroads/railways; and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers.

Performance

	Average Annual Total Returns(a)
	1 Year		Since Inception(b)
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(5.32)%	N/A	(2.96)%	N/A
Investor A	(5.55)	(10.51)%	(3.21)	(6.29)%
Class K	(5.27)	N/A	(2.93)	N/A
FTSE Developed Core Infrastructure 50/50 Net Tax Index	(9.81)	N/A	(0.22)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on September 30, 2021.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,036.70	$5.07		$1,000.00	$1,019.95	$5.04		1.00%
Investor A	1,000.00	1,035.40	6.33		1,000.00	1,018.71	6.29		1.25
Class K	1,000.00	1,036.90	4.83		1,000.00	1,020.19	4.78		0.95

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2023 (continued)	BlackRock Infrastructure Sustainable Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Terna - Rete Elettrica Nazionale	5.2%
SBA Communications Corp.	4.8
National Grid PLC	4.8
Enel SpA	4.3
Clearway Energy, Inc., Class C	4.2
Smart Metering Systems PLC	4.2
Eversource Energy	4.0
Cellnex Telecom SA	4.0
SSE PLC	3.8
American Tower Corp.	3.5

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Utilities	43.4%
Industrials	20.0
Real Estate	17.2
Communication Services	7.2
Information Technology	1.5
Short-Term Securities	8.0
Other Assets Less Liabilities	2.7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ending May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark were stock selection in the communication services, healthcare, and consumer discretionary sectors. Within communication services an overweight position in Match Group, Inc. within the interactive media and services sub-sector weighed most heavily on performance. Within healthcare, an overweight position in Catalent, Inc. within the pharmaceuticals industry detracted from performance. Lastly, positioning in consumer discretionary was a slight drag on performance, notably in the hotels, restaurants & leisure industry where an overweight exposure to Expedia Group, Inc. detracted from returns.

The largest contributors to the Fund’s relative performance were selection in industrials and financials, along with positioning in materials. Within industrials, an overweight position in Copart, Inc. led positive contributions. Within materials, having no exposure to the chemicals industry proved beneficial, specifically a lack of holdings in CF Industries Holdings, Inc. and Albemarle Corp., specifically a lack of holdings in CF Industries Holdings, Inc. and Albemarle Corp. Lastly, selection in financials contributed positively, most notably an underweight to SVB Financial Group in the banks sub-sector.

Describe recent portfolio activity.

During the period, exposure to energy increased with additional exposure to the oil, gas & consumable fuels sub-sector. Exposure to the information technology sector increased as well. Conversely, exposure to communication services decreased the most due to a decreased allocation to the media industry. Exposure to the consumer discretionary sector decreased as well.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, at the end of the reporting period the Fund’s largest overweight was in the financials sector, followed by information technology and communication services. Conversely, the consumer staples sector was the largest underweight, followed by energy and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2023 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above-average earnings growth potential.
(c)

An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(0.12)%	N/A	7.46%	N/A	12.28%	N/A
Service	(0.38)	N/A	7.19	N/A	11.96	N/A
Investor A	(0.39)	(5.62)%	7.19	6.04%	11.97	11.37%
Investor C	(1.15)	(2.14)	6.40	6.40	11.30	11.30
Class K	(0.03)	N/A	7.55	N/A	12.35	N/A
Class R	(0.62)	N/A	6.92	N/A	11.69	N/A
Russell Midcap® Growth Index	5.75	N/A	8.18	N/A	10.56	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,013.60	$4.02		$1,000.00	$1,020.94	$4.03		0.80%
Service	1,000.00	1,012.50	5.27		1,000.00	1,019.70	5.29		1.05
Investor A	1,000.00	1,012.40	5.27		1,000.00	1,019.70	5.29		1.05
Investor C	1,000.00	1,008.30	9.01		1,000.00	1,015.96	9.05		1.80
Class K	1,000.00	1,014.20	3.56		1,000.00	1,021.40	3.58		0.71
Class R	1,000.00	1,011.20	6.52		1,000.00	1,018.45	6.54		1.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Copart, Inc.	3.9%
Cadence Design Systems, Inc.	3.4
Entegris, Inc.	3.4
MSCI, Inc., Class A	3.2
Monolithic Power Systems, Inc.	3.1
West Pharmaceutical Services, Inc.	2.6
CoStar Group, Inc.	2.6
HubSpot, Inc.	2.6
IDEXX Laboratories, Inc.	2.6
ANSYS, Inc.	2.5

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Information Technology	28.9%
Industrials	21.6
Health Care	15.2
Consumer Discretionary	14.3
Financials	11.0
Communication Services	6.1
Energy	1.8
Materials	1.1
Other (each representing less than 1%)	0.2
Short-Term Securities	2.5
Liabilities in Excess of Other Assets	(2.7)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	15

Fund Summary as of May 31, 2023	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the MSCI All-Country World Information Technology Index.

What factors influenced performance?

Stock selection decisions played a key role in detracting from the Fund’s relative performance. Among individual securities, an off-benchmark position in Tesla was the largest detractor from performance, as the electric vehicle (“EV”) manufacturer came under pressure in the second half of 2022 as EV demand appeared muted, although the stock rebounded on news of strong growth plans and effective price cuts. An underweight position in Apple Inc. also detracted from returns, as the mega-cap technology stock traded higher due to investors rotating into high-quality businesses with strong balance sheets. Lastly, an overweight position in silicon carbide wafer company Wolfspeed was one of the largest relative detractors, as investors grew concerned about its ability to scale up supply.

By contrast, the Fund’s off-benchmark position in social media giant Meta Platforms was the largest single-stock contributor to relative performance. The parent company of Facebook announced cuts to operating expenses in order to boost margins, which investors saw as a positive sign. An overweight allocation to credit score provider Fair Isaac was also a top contributor to relatively performance, as the company remained resilient amid an uncertain macroeconomic environment. Lastly, an overweight position in Cadence Design Systems was among the most significant contributors to returns, as the electronic systems design stock traded higher on optimism over the buildout of artificial intelligence over the next several quarters.

Describe recent portfolio activity.

Overall, the Fund increased its exposure to stable, quality stocks, adding more defensive characteristics to the portfolio in the midst of broader market volatility. The Fund took advantage of price dislocation during the market selloff to rotate its exposure within the semiconductor industry, adding to positions with long structural tailwinds and less cyclical sensitivity, including those that stand to benefit from increased capital expenditure on artificial intelligence.

Describe portfolio positioning at period end.

On an absolute basis, the Fund’s largest exposures at period end were to the software and semiconductors sub-sectors, with a structural off-benchmark allocation to the internet sub-sector. This positioning reflected the Fund’s decision to maintain its exposure to long-term secular themes within the portfolio, such as artificial intelligence, renewable energy, and electric vehicles, as well as more nascent themes such as space and quantum computing. Although growth assets have been penalized due to rising rate concerns, the fundamentals of the companies within the portfolio remain compelling. The secular growth trends driving technology are multi-year transformations that are expected to persist regardless of the macroeconomic environment or geopolitical risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Technology Opportunities Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)

An index that includes large- and mid-cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	5.36%	N/A	13.43%	N/A	19.06%	N/A
Service	5.08	N/A	13.14	N/A	18.77	N/A
Investor A	5.09	(0.43)%	13.15	11.93%	18.73	18.09%
Investor C	4.25	3.25	12.31	12.31	17.99	17.99
Class K	5.42	N/A	13.49	N/A	19.09	N/A
Class R	4.83	N/A	12.86	N/A	18.42	N/A
MSCI All-Country World Information Technology Index	13.78	N/A	16.12	N/A	17.54	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,158.80	$4.95		$1,000.00	$1,020.34	$4.63		0.92%
Service	1,000.00	1,157.30	6.29		1,000.00	1,019.10	5.89		1.17
Investor A	1,000.00	1,157.50	6.29		1,000.00	1,019.10	5.89		1.17
Investor C	1,000.00	1,152.70	10.30		1,000.00	1,015.36	9.65		1.92
Class K	1,000.00	1,159.00	4.68		1,000.00	1,020.60	4.38		0.87
Class R	1,000.00	1,155.60	7.63		1,000.00	1,017.85	7.14		1.42

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	17

Fund Summary as of May 31, 2023 (continued)	BlackRock Technology Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Apple Inc.	9.9%
Microsoft Corp.	9.5
NVIDIA Corp.	6.8
ASML Holding NV	3.4
Cadence Design Systems, Inc.	3.3
Mastercard, Inc., Class A	2.7
Advanced Micro Devices, Inc.	2.6
Tesla, Inc.	2.5
Broadcom, Inc.	2.5
Visa, Inc., Class A	2.4

INDUSTRY ALLOCATION
Industry(b)	Percent of Net Assets
Software	28.0%
Semiconductors & Semiconductor Equipment	27.8
Technology Hardware, Storage & Peripherals	10.4
Financial Services	7.2
Interactive Media & Services	5.4
Broadline Retail	4.6
IT Services	2.9
Entertainment	2.6
Automobiles	2.5
Communications Equipment	1.3
Capital Markets	1.2
Electronic Equipment, Instruments & Components	1.2
Other (each representing less than 1%)	4.1
Short-Term Securities	4.2
Liabilities in Excess of Other Assets	(3.4)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Capital Appreciation Fund, Inc.’s Class K Shares performance shown prior to the Class K Shares inception date of August 15, 2016 is that of BlackRock Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. BlackRock Technology Opportunities Fund’s Class K Shares performance shown prior to the Class K Shares inception date of December 10, 2019 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than the Investor A Shares and Institutional Shares.

Service Shares (not available in BlackRock Capital Appreciation Fund, Inc. and BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	19

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
TransDigm Group, Inc.	94,809	$73,348,983

Automobiles — 2.4%
Tesla, Inc.(a)	372,890	76,043,458

Broadline Retail — 7.8%
Amazon.com, Inc.(a)	2,006,769	241,976,206

Capital Markets — 4.3%
Blackstone, Inc., Class A, NVS	401,246	34,362,708
MSCI, Inc., Class A	83,408	39,245,966
S&P Global, Inc.	163,982	60,251,906

		133,860,580

Chemicals — 1.0%
Sherwin-Williams Co.	141,694	32,275,059

Commercial Services & Supplies — 2.0%
Cintas Corp.	72,306	34,138,555
Waste Connections, Inc.	205,524	28,084,855

		62,223,410

Entertainment — 1.6%
Netflix, Inc.(a)	125,473	49,590,694

Financial Services — 7.0%
Adyen NV(a)(b)	12,048	19,732,723
Mastercard, Inc., Class A	195,053	71,198,246
Visa, Inc., Class A	573,961	126,862,600

		217,793,569

Health Care Equipment & Supplies — 4.3%
Boston Scientific Corp.(a)	674,983	34,748,125
IDEXX Laboratories, Inc.(a)	74,477	34,614,675
Intuitive Surgical, Inc.(a)	205,587	63,287,902

		132,650,702

Health Care Providers & Services — 2.9%
UnitedHealth Group, Inc.	183,538	89,427,055

Hotels, Restaurants & Leisure — 3.4%
Chipotle Mexican Grill, Inc.(a)	23,550	48,901,339
Evolution AB(b)	440,795	58,188,716

		107,090,055

Interactive Media & Services — 6.5%
Alphabet, Inc., Class A(a)	1,337,249	164,307,785
Match Group, Inc.(a)	1,088,563	37,555,423

		201,863,208

IT Services — 0.2%
MongoDB, Inc., Class A(a)	24,285	7,134,690

Life Sciences Tools & Services — 3.6%
Danaher Corp.	231,854	53,238,315
Lonza Group AG, Registered Shares	43,689	27,401,996
Thermo Fisher Scientific, Inc.	59,308	30,155,746

		110,796,057

Oil, Gas & Consumable Fuels — 1.2%
Cheniere Energy, Inc.	218,495	30,539,046
EQT Corp.	169,241	5,884,510

		36,423,556

Pharmaceuticals — 3.2%
Eli Lilly & Co.	146,515	62,922,332
Zoetis, Inc., Class A	230,121	37,512,024

		100,434,356

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 13.2%
ASML Holding NV, Registered Shares	143,809	$103,963,840
Broadcom, Inc.	93,937	75,897,339
KLA Corp.	139,298	61,707,621
NVIDIA Corp.	449,445	170,043,021

		411,611,821

Software — 19.1%
Cadence Design Systems, Inc.(a)	284,406	65,672,190
Intuit, Inc.	268,914	112,707,236
Microsoft Corp.	900,296	295,648,203
Palo Alto Networks, Inc.(a)	74,060	15,803,663
Roper Technologies, Inc.	96,256	43,721,400
ServiceNow, Inc.(a)	111,309	60,638,917

		594,191,609

Specialty Retail — 0.4%
Ross Stores, Inc.	136,035	14,095,947

Technology Hardware, Storage & Peripherals — 9.0%
Apple Inc.	1,577,589	279,627,650

Textiles, Apparel & Luxury Goods — 3.6%
LVMH Moet Hennessy Louis Vuitton SE	62,266	54,440,920
NIKE, Inc., Class B	535,745	56,392,519

		110,833,439

Total Common Stocks — 99.1% (Cost: $1,746,288,212)		3,083,292,104

Preferred Securities

Preferred Stocks — 1.0%

IT Services — 1.0%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $19,426,516)(a)(c)(d)	177,291	30,763,410

Total Long-Term Investments — 100.1% (Cost: $1,765,714,728)		3,114,055,514

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	1,248,701	1,248,701

Total Short-Term Securities — 0.0% (Cost: $1,248,701)		1,248,701

Total Investments — 100.1% (Cost: $1,766,963,429)		3,115,304,215
Liabilities in Excess of Other Assets — (0.1)%		(3,195,273)

Net Assets — 100.0%		$3,112,108,942

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $30,763,410, representing 1.0% of its net assets as of period end, and an original cost of $19,426,516.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2023	BlackRock Capital Appreciation Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$95,737,315	$—	$(94,488,614	)(a)	$—	$—	$1,248,701	1,248,701	$828,727		$—
SL Liquidity Series, LLC, Money Market Series(b)	11,761,599	—	(11,762,463	)(a)	3,022	(2,158)	—	—	44,275	(c)	—

					$3,022	$(2,158)	$1,248,701		$873,002		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Capital Appreciation Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$73,348,983	$—	$—	$73,348,983
Automobiles	76,043,458	—	—	76,043,458
Broadline Retail	241,976,206	—	—	241,976,206
Capital Markets	133,860,580	—	—	133,860,580
Chemicals	32,275,059	—	—	32,275,059
Commercial Services & Supplies	62,223,410	—	—	62,223,410
Entertainment	49,590,694	—	—	49,590,694
Financial Services	198,060,846	19,732,723	—	217,793,569
Health Care Equipment & Supplies	132,650,702	—	—	132,650,702
Health Care Providers & Services	89,427,055	—	—	89,427,055
Hotels, Restaurants & Leisure	48,901,339	58,188,716	—	107,090,055
Interactive Media & Services	201,863,208	—	—	201,863,208
IT Services	7,134,690	—	—	7,134,690
Life Sciences Tools & Services	83,394,061	27,401,996	—	110,796,057
Oil, Gas & Consumable Fuels	36,423,556	—	—	36,423,556
Pharmaceuticals	100,434,356	—	—	100,434,356
Semiconductors & Semiconductor Equipment	411,611,821	—	—	411,611,821
Software	594,191,609	—	—	594,191,609
Specialty Retail	14,095,947	—	—	14,095,947
Technology Hardware, Storage & Peripherals	279,627,650	—	—	279,627,650
Textiles, Apparel & Luxury Goods	56,392,519	54,440,920	—	110,833,439
Preferred Securities	—	—	30,763,410	30,763,410
Short-Term Securities
Money Market Funds	1,248,701	—	—	1,248,701

	$2,924,776,450	$159,764,355	$30,763,410	$3,115,304,215

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments May 31, 2023	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 22.9%
AbbVie, Inc.	1,695,600	$233,924,976
Abcam PLC, ADR(a)	853,745	13,787,982
Alkermes PLC(a)	495,139	14,324,371
Alnylam Pharmaceuticals, Inc.(a)	250,177	46,285,247
Amgen, Inc.	949,985	209,614,190
Apellis Pharmaceuticals, Inc.(a)	202,945	17,422,828
Argenx SE, ADR(a)	81,372	31,629,296
Biogen, Inc.(a)	570,173	169,004,979
BioMarin Pharmaceutical, Inc.(a)	484,145	42,091,566
Biomea Fusion, Inc.(a)	260,258	8,838,362
Blueprint Medicines Corp.(a)	400,250	22,622,130
Cerevel Therapeutics Holdings, Inc.(a)	312,854	10,199,040
CureVac NV(a)	310,911	3,000,291
Decibel Therapeutics, Inc.(a)	897,801	3,627,116
Design Therapeutics, Inc.(a)	257,492	1,449,680
Exact Sciences Corp.(a)(b)	280,808	22,908,317
Frequency Therapeutics, Inc.(a)	428,010	149,804
Genmab A/S(a)	42,470	16,718,614
Genmab A/S, ADR(a)(b)	289,405	11,347,570
Gilead Sciences, Inc.	2,723,422	209,540,089
Horizon Therapeutics PLC(a)	115,250	11,528,458
Immuneering Corp., Class A(a)	264,380	2,048,945
Immunocore Holdings PLC, ADR(a)(b)	181,355	10,007,169
ImmunoGen, Inc.(a)	269,116	3,670,742
Incyte Corp.(a)	495,005	30,467,558
Ionis Pharmaceuticals, Inc.(a)	293,400	12,000,060
IVERIC bio, Inc.(a)	183,295	6,919,386
Karuna Therapeutics, Inc.(a)(b)	27,980	6,338,869
Legend Biotech Corp., ADR(a)	227,561	14,602,589
Merus NV(a)	219,255	4,762,219
Mirati Therapeutics, Inc.(a)	228,510	8,491,432
Moderna, Inc.(a)	230,739	29,467,678
Monte Rosa Therapeutics, Inc.(a)	533,603	3,937,990
Morphic Holding, Inc.(a)	187,955	10,807,413
Neurocrine Biosciences, Inc.(a)	297,025	26,592,648
Nuvalent, Inc., Class A(a)	176,992	7,451,363
PMV Pharmaceuticals, Inc.(a)	306,148	1,637,892
Prime Medicine, Inc.(a)(b)	360,982	4,952,673
Prometheus Biosciences, Inc.(a)	107,509	21,362,038
Protagonist Therapeutics, Inc.(a)	403,935	10,530,585
Prothena Corp. PLC(a)	137,132	9,109,679
PTC Therapeutics, Inc.(a)	287,575	12,069,523
Regeneron Pharmaceuticals, Inc.(a)	265,262	195,116,117
REVOLUTION Medicines, Inc.(a)	305,798	7,623,544
Rhythm Pharmaceuticals, Inc.(a)	756,852	12,609,154
Rocket Pharmaceuticals, Inc.(a)	266,176	5,571,064
Sage Therapeutics, Inc.(a)	343,935	17,024,783
Sarepta Therapeutics, Inc.(a)	333,872	41,266,579
Seagen, Inc.(a)	341,700	66,870,690
Sigilon Therapeutics, Inc.(a)	25,586	107,461
Tenaya Therapeutics, Inc.(a)	431,076	3,103,747
Ultragenyx Pharmaceutical, Inc.(a)	99,990	4,935,506
Vaxcyte, Inc.(a)	177,405	8,785,096
Vertex Pharmaceuticals, Inc.(a)	714,739	231,268,098
Viking Therapeutics, Inc.(a)	251,795	5,529,418

		1,937,054,614

Health Care Equipment & Supplies — 27.1%
Abbott Laboratories	1,769,403	180,479,106
ABIOMED INC, CVR(a)(c)	243,643	687,073
Alcon, Inc.	1,401,143	108,434,457

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Align Technology, Inc.(a)	63,695	$18,004,029
Bausch + Lomb Corp.(a)(b)	1,268,266	22,651,231
Baxter International, Inc.	1,659,211	67,563,072
Becton Dickinson & Co.	598,615	144,721,162
Boston Scientific Corp.(a)	6,566,903	338,064,167
Cooper Cos., Inc.	197,962	73,548,822
Dexcom, Inc.(a)	832,633	97,634,546
Edwards Lifesciences Corp.(a)	557,149	46,928,660
Envista Holdings Corp.(a)	322,825	10,294,889
GE HealthCare Technologies, Inc.	1,023,465	81,375,702
Glaukos Corp.(a)	77,335	4,409,642
Hologic, Inc.(a)	168,390	13,284,287
IDEXX Laboratories, Inc.(a)	109,065	50,690,140
Inspire Medical Systems, Inc.(a)	83,905	24,541,374
Insulet Corp.(a)	128,592	35,266,356
Intuitive Surgical, Inc.(a)	867,239	266,970,854
iRhythm Technologies, Inc.(a)	36,545	4,175,997
Masimo Corp.(a)	135,405	21,913,945
Medtronic PLC	2,116,567	175,167,085
Novocure Ltd.(a)(b)	425,230	30,535,766
Omnicell, Inc.(a)	124,169	9,116,488
Orchestra BioMed Holdings, Inc.(a)	262,308	3,934,620
Penumbra, Inc.(a)(b)	265,360	81,555,742
ResMed, Inc.	221,867	46,767,345
STERIS PLC	145,075	29,010,648
Stryker Corp.	1,000,590	275,742,592
Zimmer Biomet Holdings, Inc.	239,113	30,448,649

		2,293,918,446

Health Care Providers & Services — 16.8%
Agiliti, Inc.(a)(b)	631,112	10,331,303
AmerisourceBergen Corp.	869,425	147,932,664
Centene Corp.(a)	451,070	28,151,279
Cigna Group	251,201	62,149,639
Elevance Health, Inc.	188,957	84,618,724
Guardant Health, Inc.(a)	219,046	6,422,429
HCA Healthcare, Inc.	315,226	83,279,557
Humana, Inc.	170,920	85,779,620
McKesson Corp.	382,710	149,578,376
Quest Diagnostics, Inc.	602,568	79,930,645
UnitedHealth Group, Inc.	1,412,144	688,053,043

		1,426,227,279

Life Sciences Tools & Services — 10.0%
10X Genomics, Inc., Class A(a)	147,043	7,713,876
Agilent Technologies, Inc.	383,763	44,389,866
Avantor, Inc.(a)	1,282,066	25,564,396
Bio-Techne Corp.	158,000	12,922,820
Danaher Corp.	665,757	152,871,122
ICON PLC(a)	130,435	27,786,568
Illumina, Inc.(a)	187,905	36,951,518
IQVIA Holdings, Inc.(a)	394,897	77,759,168
Mettler-Toledo International, Inc.(a)	16,425	21,711,715
Nautilus Biotechnology, Inc.(a)	308,716	882,928
QIAGEN NV(a)	481,536	21,746,166
Rapid Micro Biosystems, Inc., Class A(a)	377,456	396,329
Repligen Corp.(a)	130,550	21,921,956
Thermo Fisher Scientific, Inc.	629,682	320,168,110
West Pharmaceutical Services, Inc.	229,380	76,757,429

		849,543,967

Pharmaceuticals — 19.7%
Arvinas, Inc.(a)	228,330	4,984,444
AstraZeneca PLC	392,919	57,228,897

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.		615,670	$39,673,775
Daiichi Sankyo Co. Ltd.		504,500	16,405,935
Eli Lilly & Co.		1,164,636	500,164,577
Johnson & Johnson		1,347,023	208,869,386
Merck & Co., Inc.		3,586,524	395,988,115
Novo Nordisk A/S, Class B		264,360	42,543,730
Pfizer, Inc.		2,641,454	100,428,081
Pliant Therapeutics, Inc.(a)		192,983	4,174,222
Reata Pharmaceuticals, Inc., Class A(a)		97,430	8,773,571
Roche Holding AG, NVS		138,509	44,116,348
Sanofi		388,736	39,661,585
Structure Therapeutics, Inc., ADR(a)		201,473	6,447,136
Zoetis, Inc., Class A		1,215,671	198,166,530

			1,667,626,332

Total Common Stocks — 96.5% (Cost: $5,295,113,975)			8,174,370,638

	Par (000)

Other Interests(a)(c)(d)
Afferent Pharmaceuticals, Inc., Series C (Acquired 06/30/15, cost $0)	USD	3,421	2,736,512
Affinivax Inc. (Acquired 08/19/22, cost $0)		123	1,647,070

Total Other Interests — 0.0% (Cost: $0)			4,383,582

	Shares

Preferred Securities

Preferred Stocks — 0.7%

Biotechnology — 0.2%
Cellarity, Inc., Series B (Acquired 01/15/21, cost $5,149,998)(a)(c)(d)		858,333	3,330,332
Goldfinch Bio, Inc., Series B (Acquired 06/26/20 -03/21/22, cost $4,152,184)(a)(c)(d)		3,518,800	1,196,392
Laronde, Inc., Series B (Acquired 07/28/21, cost $10,822,560)(a)(c)(d)		386,520	8,658,048
Neurogene, Inc., Series B (Acquired 12/14/20 -09/22/21, cost $5,099,600)(a)(c)(d)		2,090,000	5,099,600

			18,284,372

Health Care Equipment & Supplies — 0.1%
Exo Imaging, Inc., Series C (Acquired 06/24/21, cost $11,178,997)(a)(c)(d)		1,908,330	5,018,908
Swift Health Systems, Inc., Series D (Acquired 08/27/21, cost $5,271,070)(a)(c)(d)		1,700,345	2,244,455

			7,263,363

Health Care Providers & Services — 0.1%
Quanta Dialysis Technologies Ltd., Series D (Acquired 06/18/21, cost $9,727,321)(a)(c)(d)		80,024,425	6,570,062

Security	Shares	Value

Pharmaceuticals — 0.1%
Insitro, Series C (Acquired 03/10/21, cost $10,839,964)(a)(c)(d)	592,636	$6,833,093

Software — 0.2%
Carbon Health Technologies, Inc. (Acquired 07/09/21, cost $16,855,000)(a)(c)(d)	1,670,499	18,843,229

Total Preferred Securities — 0.7% (Cost: $79,096,694)		57,794,119

Warrants(a)

Biotechnology — 0.0%
Nuvation Bio, Inc. (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 0.00)	77,354	11,797

Health Care Providers & Services — 0.0%
CareMax, Inc. (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike Price USD 0.00)(b)	88,432	35,373

Total Warrants — 0.0% (Cost: $306,235)		47,170

Total Long-Term Investments — 97.2% (Cost: $5,374,516,904)		8,236,595,509

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	211,473,753	211,473,753
SL Liquidity Series, LLC, Money Market Series, 5.32%(e)(f)(g)	47,521,743	47,521,743

Total Short-Term Securities — 3.1% (Cost: $258,962,231)		258,995,496

Total Investments — 100.3% (Cost: $5,633,479,135)		8,495,591,005

Liabilities in Excess of Other Assets — (0.3)%		(26,339,999)

Net Assets — 100.0%		$8,469,251,006

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $62,177,701, representing 0.7% of its net assets as of period end, and an original cost of $79,096,694.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$371,570,572	$—	$(160,096,819	)(a)	$—	$—	$211,473,753	211,473,753	$3,744,482		$—
SL Liquidity Series, LLC, Money Market Series	130,080,903	—	(82,602,441	)(a)	38,791	4,490	47,521,743	47,521,743	1,526,277	(b)	—

					$38,791	$4,490	$258,995,496		$5,270,759		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	41,594,964	EUR	38,524,700	Australia & New Zealand Banking Group Ltd	06/15/23	$378,924

GBP	15,391,300	USD	19,222,225	Royal Bank of Canada	06/15/23	(69,848)
USD	139,983,897	GBP	114,686,000	NatWest Markets PLC	06/15/23	(2,727,217)

						$(2,797,065)

						$(2,418,141)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$378,924	$—	$—	$378,924

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,797,065	$—	$—	$2,797,065

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$4,341,658	$—	$—	$4,341,658
Options purchased(a)	—	—	(425,702)	—	—	—	(425,702)
Options written	—	—	(7,700)	—	—	—	(7,700)

	$—	$—	$(433,402)	$4,341,658	$—	$—	$3,908,256

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(7,496,710)	$—	$—	$(7,496,710)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$168,728,432
Average amounts sold — in USD	$20,026,385
Options
Average value of option contracts purchased	$—(a)
Average value of option contracts written	$—(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$378,924	$2,797,065

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$378,924	$2,797,065

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$378,924	$2,797,065

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Australia & New Zealand Banking Group Ltd.	$378,924	$—	$—	$—	$378,924

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)(e)
NatWest Markets PLC	$2,727,217	$—	$—	$—	$2,727,217
Royal Bank of Canada	69,848	—	—	—	69,848

	$2,797,065	$—	$—	$—	$2,797,065

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$1,920,336,000	$16,718,614	$—	$1,937,054,614
Health Care Equipment & Supplies	2,293,231,373	—	687,073	2,293,918,446
Health Care Providers & Services	1,426,227,279	—	—	1,426,227,279
Life Sciences Tools & Services	849,543,967	—	—	849,543,967
Pharmaceuticals	1,467,669,837	199,956,495	—	1,667,626,332
Other Interests	—	—	4,383,582	4,383,582
Preferred Securities	—	—	57,794,119	57,794,119
Warrants	47,170	—	—	47,170
Short-Term Securities
Money Market Funds	211,473,753	—	—	211,473,753

	$8,168,529,379	$216,675,109	$62,864,774	8,448,069,262

Investments valued at NAV(a)				47,521,743

				$8,495,591,005

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$378,924	$—	$378,924

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Health Sciences Opportunities Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Foreign Currency Exchange Contracts	$—	$(2,797,065)	$—	$(2,797,065)

	$—	$(2,418,141)	$—	$(2,418,141)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Commercial Services & Supplies — 4.2%
Smart Metering Systems PLC	39,010	$382,389

Diversified Telecommunication Services — 7.2%
Cellnex Telecom SA(a)	8,903	360,798
Helios Towers PLC(b)	75,630	85,189
IHS Holding Ltd.(b)	10,159	83,812
Infrastrutture Wireless Italiane SpA(a)	10,110	128,903

		658,702

Electric Utilities — 27.5%
EDP - Energias de Portugal SA	62,830	306,918
Enel SpA	62,688	394,559
Eversource Energy	5,275	365,188
Exelon Corp.	4,664	184,928
Hydro One Ltd.(a)	5,371	153,078
Orsted AS(a)	2,661	234,134
SSE PLC	14,842	348,117
Terna - Rete Elettrica Nazionale	56,410	473,972
Xcel Energy, Inc.	668	43,614

		2,504,508

Ground Transportation — 5.0%
Canadian Pacific Kansas City Ltd.	2,290	174,495
CSX Corp.	6,064	185,983
West Japan Railway Co.	2,200	92,140

		452,618

Health Care REITs — 2.3%
Aedifica SA	1,226	82,366
Physicians Realty Trust	9,521	130,057

		212,423

Independent Power and Renewable Electricity Producers — 7.8%
Boralex, Inc., Class A	7,786	215,140
Clearway Energy, Inc., Class C	13,325	382,828
EDP Renovaveis SA	5,746	114,254

		712,222

IT Services — 1.5%
NEXTDC Ltd.(b)	16,197	133,701

Multi-Utilities — 6.4%
National Grid PLC	31,920	439,768
REN - Redes Energeticas Nacionais SGPS SA	52,812	141,646

		581,414

Office REITs — 1.4%
Alexandria Real Estate Equities, Inc.	1,138	129,117

Specialized REITs — 13.5%
American Tower Corp.	1,707	314,839

Security	Shares	Value

Specialized REITs (continued)
Digital Realty Trust, Inc.	2,242	$229,715
Equinix, Inc.	332	247,523
SBA Communications Corp.	1,984	440,011

		1,232,088

Transportation Infrastructure — 10.8%
Aena SME SA(a)	548	85,985
Aeroports de Paris(b)	1,266	192,961
Enav SpA(a)	10,491	44,398
Flughafen Zurich AG, Registered Shares	736	142,289
Fraport AG Frankfurt Airport Services Worldwide(b)	3,954	201,792
Getlink SE	7,573	128,853
Transurban Group	19,705	190,074

		986,352

Water Utilities — 1.7%
Severn Trent PLC	4,528	156,428

Total Common Stocks — 89.3% (Cost: $8,372,908)		8,141,962

Rights

Independent Power and Renewable Electricity Producers — 0.0%
EDP Renovaveis SA, Expires 05/31/23(b)	99	1,959

Total Rights — 0.0% (Cost: $2,146)		1,959

Total Long-Term Investments — 89.3% (Cost: $8,375,054)		8,143,921

Short-Term Securities

Money Market Funds — 8.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(c)(d)	733,814	733,814

Total Short-Term Securities — 8.0% (Cost: $733,814)		733,814

Total Investments — 97.3% (Cost: $9,108,868)		8,877,735

Other Assets Less Liabilities — 2.7%		246,647

Net Assets — 100.0%		$9,124,382

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$94,744	$639,070	(a)	$—		$—	$—	$733,814	733,814	$12,977		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—		(12	)(a)	12	—	—	—	699	(c)	—

						$12	$—	$733,814		$13,676		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA	(c)	08/19/26	$107,821	$(6,763	)(b)	$101,034	1.2%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(b)	Amount includes $24 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(c)
Range:	26 basis points
Benchmarks:	Euro Short-Term Rate:
EUR 1 Day

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA, as of period end, termination date August 19, 2026:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electric Utilities
EDP - Energias de Portugal SA	20,683	$101,034	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$101,034

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$—	$(6,763)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$—	$—	$6,763	$—	$—	$—	$6,763

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Swaps	$—	$—	$11,570	$—	$—	$—	$11,570

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$—	$(10,627)	$—	$—	$—	$(10,627)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps
Average notional amount	$121,210

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$—	$6,763

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$6,763

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$—	$6,763

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)
Goldman Sachs Bank USA	$6,763	$—	$—	$—	$6,763

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Commercial Services & Supplies	$382,389	$—	$—	$382,389
Diversified Telecommunication Services	83,812	574,890	—	658,702
Electric Utilities	746,808	1,757,700	—	2,504,508
Ground Transportation	360,478	92,140	—	452,618
Health Care REITs	130,057	82,366	—	212,423
Independent Power and Renewable Electricity Producers	597,968	114,254	—	712,222
IT Services	—	133,701	—	133,701
Multi-Utilities	—	581,414	—	581,414
Office REITs	129,117	—	—	129,117
Specialized REITs	1,232,088	—	—	1,232,088
Transportation Infrastructure	—	986,352	—	986,352
Water Utilities	—	156,428	—	156,428
Rights	—	1,959	—	1,959
Short-Term Securities
Money Market Funds	733,814	—	—	733,814

	$4,396,531	$4,481,204	$—	$8,877,735

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(6,763)	$—	$(6,763)

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments May 31, 2023	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.1%
HEICO Corp.	1,348,541	$208,457,468
TransDigm Group, Inc.	342,941	265,316,304

		473,773,772

Automobiles — 2.3%
Ferrari NV	937,538	268,764,018

Capital Markets — 11.0%
Ares Management Corp., Class A	2,727,142	237,506,797
KKR & Co., Inc., Class A	5,202,461	267,874,717
MarketAxess Holdings, Inc.	446,016	121,499,218
MSCI, Inc., Class A	772,305	363,392,672
Tradeweb Markets, Inc., Class A	4,069,609	272,460,322

		1,262,733,726

Commercial Services & Supplies — 8.7%
Cintas Corp.	549,728	259,548,578
Copart, Inc.(a)	5,148,523	450,959,130
Rollins, Inc.	3,837,301	150,882,675
Waste Connections, Inc.	1,013,976	138,559,820

		999,950,203

Communications Equipment — 1.1%
Motorola Solutions, Inc.	437,446	123,324,776

Construction & Engineering — 0.8%
WillScot Mobile Mini Holdings Corp.(a)	2,238,756	96,445,609

Construction Materials — 1.1%
Vulcan Materials Co.	630,781	123,317,686

Distributors — 1.1%
Pool Corp.	397,312	125,641,974

Diversified Telecommunication Services — 0.0%
GCI Liberty, Inc., Class A(a)(b)	1,528,805	15

Electronic Equipment, Instruments & Components — 1.5%
Teledyne Technologies, Inc.(a)	435,079	169,093,453

Entertainment — 4.1%
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)	3,701,124	260,559,130
Live Nation Entertainment, Inc.(a)(c)	2,602,799	208,067,752

		468,626,882

Ground Transportation — 1.9%
Old Dominion Freight Line, Inc.	718,484	223,046,173

Health Care Equipment & Supplies — 6.0%
Alcon, Inc.(c)	2,496,954	193,239,270
IDEXX Laboratories, Inc.(a)	632,959	294,180,354
Insulet Corp.(a)(c)	238,357	65,369,407
Teleflex, Inc.(c)	588,330	138,110,468

		690,899,499

Hotels, Restaurants & Leisure — 6.5%
Domino’s Pizza, Inc.	88,795	25,737,231
Evolution AB(d)	1,667,252	220,091,545
Expedia Group, Inc.(a)(c)	2,157,720	206,515,381
Planet Fitness, Inc., Class A(a)(c)	3,086,037	197,321,206
Vail Resorts, Inc.	392,818	95,533,338

		745,198,701

Interactive Media & Services — 2.0%
Match Group, Inc.(a)	6,700,633	231,171,839

Security	Shares	Value

IT Services — 3.3%
Globant SA(a)(c)	1,043,251	$191,759,966
MongoDB, Inc., Class A(a)	630,103	185,117,961

		376,877,927

Life Sciences Tools & Services — 9.2%
Agilent Technologies, Inc.	973,496	112,604,282
Bio-Techne Corp.(c)	2,423,483	198,216,675
Charles River Laboratories International, Inc.(a)	861,394	166,576,372
Mettler-Toledo International, Inc.(a)(c)	85,983	113,658,348
Repligen Corp.(a)(c)	989,083	166,086,817
West Pharmaceutical Services, Inc.(c)	909,195	304,243,923

		1,061,386,417

Machinery — 0.4%
IDEX Corp.	263,072	52,393,420

Oil, Gas & Consumable Fuels — 1.8%
Cheniere Energy, Inc.	1,382,727	193,263,753
EQT Corp.	271,729	9,448,017

		202,711,770

Professional Services — 5.6%
CoStar Group, Inc.(a)	3,806,138	302,207,357
Equifax, Inc.(c)	939,156	195,926,725
Paycom Software, Inc.	513,763	143,920,429

		642,054,511

Semiconductors & Semiconductor Equipment — 9.2%
Enphase Energy, Inc.(a)	417,987	72,679,579
Entegris, Inc.	3,708,193	390,287,313
Monolithic Power Systems, Inc.	716,015	350,782,909
ON Semiconductor Corp.(a)	2,858,000	238,928,800

		1,052,678,601

Software — 13.9%
ANSYS, Inc.(a)(c)	875,794	283,398,180
Aspen Technology, Inc.(a)(c)	844,163	138,375,199
Cadence Design Systems, Inc.(a)	1,713,948	395,767,733
Crowdstrike Holdings, Inc., Class A(a)	901,168	144,304,032
HubSpot, Inc.(a)	578,408	299,609,560
Roper Technologies, Inc.	351,733	159,764,163
Splunk, Inc.(a)	1,528,570	151,771,715
Tyler Technologies, Inc.(a)(c)	62,010	24,615,490

		1,597,606,072

Specialized REITs — 0.2%
SBA Communications Corp.	98,406	21,824,483

Specialty Retail — 3.6%
Burlington Stores, Inc.(a)	806,563	121,355,469
Floor & Decor Holdings, Inc., Class A(a)(c)	1,722,257	157,259,287
Tractor Supply Co.	623,546	130,689,006

		409,303,762

Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica, Inc.(a)	272,479	90,443,954

Total Long-Term Investments — 100.2% (Cost: $9,336,163,970)		11,509,269,243

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	34,969,706	$34,969,706
SL Liquidity Series, LLC, Money Market Series, 5.32%(e)(f)(g)	248,967,968	248,967,968

Total Short-Term Securities — 2.5% (Cost: $283,819,202)		283,937,674

Total Investments — 102.7% (Cost: $9,619,983,172)		11,793,206,917

Liabilities in Excess of Other Assets — (2.7)%		(304,628,332)

Net Assets — 100.0%		$11,488,578,585

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$73,220,432	$—		$(38,250,726	)(a)	$—	$—	$34,969,706	34,969,706	$2,486,844		$—
SL Liquidity Series, LLC, Money Market Series	194,058,888	54,801,246	(a)	—		44,087	63,747	248,967,968	248,967,968	922,371	(b)	—

						$44,087	$63,747	$283,937,674		$3,409,215		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) May 31, 2023	BlackRock Mid-Cap Growth Equity Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$473,773,772	$—	$—	$473,773,772
Automobiles	268,764,018	—	—	268,764,018
Capital Markets	1,262,733,726	—	—	1,262,733,726
Commercial Services & Supplies	999,950,203	—	—	999,950,203
Communications Equipment	123,324,776	—	—	123,324,776
Construction & Engineering	96,445,609	—	—	96,445,609
Construction Materials	123,317,686	—	—	123,317,686
Distributors	125,641,974	—	—	125,641,974
Diversified Telecommunication Services	—	—	15	15
Electronic Equipment, Instruments & Components	169,093,453	—	—	169,093,453
Entertainment	468,626,882	—	—	468,626,882
Ground Transportation	223,046,173	—	—	223,046,173
Health Care Equipment & Supplies	690,899,499	—	—	690,899,499
Hotels, Restaurants & Leisure	525,107,156	220,091,545	—	745,198,701
Interactive Media & Services	231,171,839	—	—	231,171,839
IT Services	376,877,927	—	—	376,877,927
Life Sciences Tools & Services	1,061,386,417	—	—	1,061,386,417
Machinery	52,393,420	—	—	52,393,420
Oil, Gas & Consumable Fuels	202,711,770	—	—	202,711,770
Professional Services	642,054,511	—	—	642,054,511
Semiconductors & Semiconductor Equipment	1,052,678,601	—	—	1,052,678,601
Software	1,597,606,072	—	—	1,597,606,072
Specialized REITs	21,824,483	—	—	21,824,483
Specialty Retail	409,303,762	—	—	409,303,762
Textiles, Apparel & Luxury Goods	90,443,954	—	—	90,443,954
Short-Term Securities
Money Market Funds	34,969,706	—	—	34,969,706

	$11,324,147,389	$220,091,545	$15	11,544,238,949

Investments valued at NAV(a)				248,967,968

				$11,793,206,917

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2023	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Rocket Lab U.S.A., Inc., Class A(a)(b)	634,507	$2,906,042

Automobiles — 2.5%
Tesla, Inc.(a)(b)	537,501	109,612,579

Broadline Retail — 4.6%
Alibaba Group Holding Ltd., ADR(a)(b)	359,565	28,603,396
Amazon.com, Inc.(a)	733,381	88,431,081
Coupang, Inc., Class A(a)	1,270,178	19,814,777
MercadoLibre, Inc.(a)	53,906	66,789,534

		203,638,788

Capital Markets — 1.2%
MSCI, Inc., Class A	38,189	17,969,070
S&P Global, Inc.	99,924	36,715,075

		54,684,145

Communications Equipment — 1.3%
Arista Networks, Inc.(a)	154,118	25,635,988
Motorola Solutions, Inc.	107,210	30,224,643

		55,860,631

Diversified Consumer Services — 0.1%
Think & Learn Private Ltd. (Acquired 09/30/20, cost $3,427,642)(a)(c)(d)	2,241	3,768,635

Electrical Equipment — 0.6%
NEXTracker, Inc., Class A(a)(b)	717,031	27,426,436

Electronic Equipment, Instruments & Components — 1.2%
Flex Ltd.(a)	1,307,502	33,197,476
Keyence Corp.	39,200	19,003,294

		52,200,770

Entertainment — 2.6%
Netflix, Inc.(a)	87,885	34,734,789
ROBLOX Corp., Class A(a)	499,645	20,915,140
Spotify Technology SA(a)	225,570	33,587,373
Warner Music Group Corp., Class A	1,037,665	25,370,909

		114,608,211

Financial Services — 7.2%
Adyen NV(a)(e)	30,939	50,673,199
GMO Payment Gateway, Inc.	412,100	32,499,017
Mastercard, Inc., Class A	327,782	119,646,985
Visa, Inc., Class A	467,656	103,366,006
Wise PLC, Class A(a)	1,566,849	11,354,230

		317,539,437

Ground Transportation — 0.7%
Uber Technologies, Inc.(a)	847,184	32,133,689

Health Care Technology — 0.5%
M3, Inc.	917,800	20,371,625

Hotels, Restaurants & Leisure — 0.7%
Trip.com Group Ltd.(a)	934,350	29,758,010

Household Durables — 0.6%
Sony Group Corp.	268,900	25,217,545

Interactive Media & Services — 5.4%
Alphabet, Inc., Class A(a)	823,017	101,124,099
Meta Platforms, Inc., Class A(a)	377,059	99,815,059
Tencent Holdings Ltd.	887,700	35,130,143

		236,069,301

Security	Shares	Value

IT Services — 1.9%
Klarna Holdings AB (Acquired 09/15/20, cost $11,017,172)(a)(c)(d)	25,600	$5,152,437
MongoDB, Inc., Class A(a)	153,671	45,147,003
Shopify, Inc., Class A(a)(b)	418,249	23,919,660
Snowflake, Inc., Class A(a)	50,275	8,313,474

		82,532,574

Professional Services — 0.6%
RELX PLC	879,187	27,496,277

Real Estate Management & Development — 0.0%
KE Holdings, Inc., ADR(a)	104,488	1,487,909

Semiconductors & Semiconductor Equipment — 27.5%
Advanced Micro Devices, Inc.(a)	981,786	116,056,923
ASM International NV	102,041	44,397,373
ASML Holding NV	208,685	150,947,396
Broadcom, Inc.	133,674	108,003,245
First Solar, Inc.(a)	127,635	25,904,800
Lam Research Corp.	117,006	72,157,600
Marvell Technology, Inc.	1,137,788	66,549,220
Micron Technology, Inc.	543,492	37,066,155
Monolithic Power Systems, Inc.	141,977	69,555,952
NVIDIA Corp.	793,861	300,349,371
Renesas Electronics Corp.(a)	1,158,400	18,748,936
SOITEC(a)	304,386	42,780,586
SolarEdge Technologies, Inc.(a)	70,523	20,087,066
STMicroelectronics NV	1,283,978	55,887,165
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	351,888	34,692,638
Wolfspeed, Inc.(a)(b)	943,745	45,337,510

		1,208,521,936

Software — 27.1%
Adobe, Inc.(a)	55,153	23,042,372
Altium Ltd.	1,532,415	38,563,438
ANSYS, Inc.(a)	129,249	41,823,684
Aspen Technology, Inc.(a)(b)	140,501	23,030,924
Atlassian Corp., Class A(a)	157,761	28,521,611
Autodesk, Inc.(a)	94,780	18,898,184
Cadence Design Systems, Inc.(a)	617,967	142,694,760
Constellation Software, Inc.	22,107	45,077,272
Crowdstrike Holdings, Inc., Class A(a)(b)	143,583	22,991,946
Dassault Systemes SE	721,224	31,796,853
Databricks, Inc. (Acquired 07/24/20 - 09/02/20, cost $5,122,891)(a)(c)(d)	319,983	17,775,056
Fair Isaac Corp.(a)	78,995	62,221,992
Intuit, Inc.	159,667	66,919,633
Microsoft Corp.	1,275,538	418,873,924
Oracle Corp.	817,483	86,604,149
Salesforce, Inc.(a)	246,793	55,128,620
ServiceNow, Inc.(a)	64,781	35,291,393
Unqork, Inc. (Acquired 03/05/21, cost $4,093,769)(a)(c)(d)	149,520	880,673
Xero Ltd.(a)	391,876	27,977,232

		1,188,113,716

Specialty Retail — 0.0%
AceVector Ltd. (Acquired 05/07/14 - 10/29/14, cost $1,414,399)(a)(c)(d)	304,000	224,293

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) May 31, 2023	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 10.4%
Apple Inc.	2,459,346	$435,919,078
Samsung Electronics Co. Ltd.	382,584	20,525,809

		456,444,887

Total Common Stocks — 96.8% (Cost: $2,552,139,659)		4,250,617,436

Preferred Securities

Preferred Stocks — 2.4%

Diversified Consumer Services — 0.2%
FlixMobility GmbH, Series F (Acquired 07/26/19, cost $2,490,608)(a)(c)(d)	125	3,140,136
Think & Learn Private Ltd., Series F (Acquired 09/30/20, cost $6,867,746)(a)(c)(d)	2,371	3,987,253

		7,127,389

IT Services — 1.0%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $22,196,442)(a)(c)(d)	202,570	35,149,804
Farmer’s Business Network, Inc., Series F (Acquired 07/31/20, cost $6,419,592)(a)(c)(d)	194,200	7,851,506

		43,001,310

Semiconductors & Semiconductor Equipment — 0.3%
PsiQuantum Corp., Series C (Acquired 09/09/19, cost $2,698,453)(a)(c)(d)	581,814	11,461,736

Software — 0.9%
Databricks, Inc.
Series F, 0.00% (Acquired 10/22/19, cost $3,700,005)(a)(c)(d)	258,450	14,356,897
Series G, 0.00% (Acquired 02/01/21, cost $12,500,003)(a)(c)(d)	211,425	11,744,659
SambaNova Systems, Inc., Series C (Acquired 02/20/20, cost $9,804,574)(a)(c)(d)	184,153	12,527,929
Unqork, Inc.
Series A, 0.00% (Acquired 03/05/21, cost $194,941)(a)(c)(d)	7,120	44,215
Series B, 0.00% (Acquired 03/05/21, cost $314,316)(a)(c)(d)	11,480	78,408
Series C, 0.00% (Acquired 09/18/20, cost $8,323,340)(a)(c)(d)	304,000	2,580,960

Security	Shares	Value

Software (continued)
Unqork, Inc.
Series Seed, 0.00% (Acquired 03/05/21, cost $489,544)(a)(c)(d)	17,880	$106,565
Series Seed A, 0.00% (Acquired 03/05/21, cost $180,704)(a)(c)(d)	6,600	39,270

		41,478,903

Total Preferred Securities — 2.4% (Cost: $76,181,919)		103,069,338

Total Long-Term Investments — 99.2% (Cost: $2,628,321,578)		4,353,686,774

Short-Term Securities

Money Market Funds — 4.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(f)(g)	37,081,328	37,081,328
SL Liquidity Series, LLC, Money Market Series, 5.32%(f)(g)(h)	148,567,014	148,567,014

Total Short-Term Securities — 4.2% (Cost: $185,620,595)		185,648,342

Total Investments — 103.4% (Cost: $2,813,942,173)		4,539,335,116

Liabilities in Excess of Other Assets — (3.4)%		(150,274,641)

Net Assets — 100.0%		$4,389,060,475

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $130,870,432, representing 3.0% of its net assets as of period end, and an original cost of $101,257,792.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Technology Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$65,188,334	$—		$(28,107,006	)(a)	$—	$—	$37,081,328	37,081,328	$1,039,179		$—
SL Liquidity Series, LLC, Money Market Series	104,736,728	43,855,814	(a)	—		(24,547)	(981)	148,567,014	148,567,014	887,066	(b)	—

						$(24,547)	$(981)	$185,648,342		$1,926,245		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$2,906,042	$—	$—	$2,906,042
Automobiles	109,612,579	—	—	109,612,579
Broadline Retail	203,638,788	—	—	203,638,788
Capital Markets	54,684,145	—	—	54,684,145
Communications Equipment	55,860,631	—	—	55,860,631
Diversified Consumer Services	—	—	3,768,635	3,768,635
Electrical Equipment	27,426,436	—	—	27,426,436
Electronic Equipment, Instruments & Components	33,197,476	19,003,294	—	52,200,770
Entertainment	114,608,211	—	—	114,608,211
Financial Services	223,012,991	94,526,446	—	317,539,437
Ground Transportation	32,133,689	—	—	32,133,689
Health Care Technology	—	20,371,625	—	20,371,625
Hotels, Restaurants & Leisure	—	29,758,010	—	29,758,010
Household Durables	—	25,217,545	—	25,217,545
Interactive Media & Services	200,939,158	35,130,143	—	236,069,301
IT Services	77,380,137	—	5,152,437	82,532,574
Professional Services	—	27,496,277	—	27,496,277
Real Estate Management & Development	1,487,909	—	—	1,487,909
Semiconductors & Semiconductor Equipment	895,760,480	312,761,456	—	1,208,521,936
Software	1,071,120,464	98,337,523	18,655,729	1,188,113,716
Specialty Retail	—	—	224,293	224,293
Technology Hardware, Storage & Peripherals	435,919,078	20,525,809	—	456,444,887
Preferred Securities	—	—	103,069,338	103,069,338

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) May 31, 2023	BlackRock Technology Opportunities Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$37,081,328	$—	$—	$37,081,328

	$3,576,769,542	$683,128,128	$130,870,432	4,390,768,102

Investments valued at NAV(a)				148,567,014

				$4,539,335,116

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening Balance, as of May 31, 2022	$65,174,021	$119,603,445	$184,777,466
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)		388,435	388,435
Net change in unrealized appreciation (depreciation)(a)(b)	(37,372,927)	(15,730,600)	(53,103,527)
Purchases	—	—	—
Sales	—	(1,191,942)	(1,191,942)

Closing Balance, as of May 31, 2023	$27,801,094	$103,069,338	$130,870,432

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2023(b)	$(37,372,927)	$(15,730,600)	$(53,103,527)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2023, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
		Market	Revenue Multiple	2.75x - 28.00x	19.11x
			Volatility	70%	—
Common Stocks	$27,801,094		Time to Exit	3.0 year	—
		Market	Revenue Multiple	2.20x - 28.00x	12.60x
			Volatility	50%-70%	54%
			Time to Exit	3.0 - 4.0 years	3.8 years
Preferred Stocks	103,069,338		Market Adjustment Multiple	1.00x	—

	$130,870,432

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2023

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,114,055,514	$8,236,595,509	$8,143,921
Investments, at value — affiliated(c)	1,248,701	258,995,496	733,814
Cash	15,769	203,400	—
Foreign currency, at value(d)	—	1,443	113,909
Receivables:
Investments sold	—	30,639,804	180,029
Securities lending income — affiliated	637	124,758	—
Capital shares sold	1,938,219	5,563,949	1,753
Dividends — unaffiliated	1,740,121	11,179,298	28,301
Dividends — affiliated	33,830	865,934	2,289
From the Manager	—	—	57,974
Unrealized appreciation on forward foreign currency exchange contracts	—	378,924	—
Prepaid expenses	75,838	109,187	31,163

Total assets	3,119,108,629	8,544,657,702	9,293,153

LIABILITIES
Collateral on securities loaned	—	47,520,866	—
Payables:
Investments purchased	—	—	133,107
Accounting services fees	96,933	261,853	18,446
Administration fees	—	802,680	—
Capital shares redeemed	2,905,217	10,164,030	—
Investment advisory fees	3,095,217	9,821,009	—
Directors’ and Officer’s fees	6,032	18,079	1,362
Other accrued expenses	354,812	2,584,039	8,321
Other affiliate fees	70,352	77,400	—
Professional fees	72,807	257,310	738
Service and distribution fees	398,317	1,102,365	34
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	2,797,065	—
OTC swaps	—	—	6,763

Total liabilities	6,999,687	75,406,696	168,771

NET ASSETS	$3,112,108,942	$8,469,251,006	$9,124,382

NET ASSETS CONSIST OF:
Paid-in capital	$1,719,947,738	$5,460,834,340	$10,027,743
Accumulated earnings (loss)	1,392,161,204	3,008,416,666	(903,361)

NET ASSETS	$3,112,108,942	$8,469,251,006	$9,124,382

(a) Investments, at cost — unaffiliated	$1,765,714,728	$5,374,516,904	$8,375,054
(b) Securities loaned, at value	$—	$46,534,836	$—
(c) Investments, at cost — affiliated	$1,248,701	$258,962,231	$733,814
(d) Foreign currency, at cost	$—	$1,511	$114,372

F I N A N C I A L S T A T E M E N T S	41

Statements of Assets and Liabilities  (continued)

May 31, 2023

	BlackRock	BlackRock	BlackRock
	Capital	Health	Infrastructure
	Appreciation	Sciences	Sustainable
	Fund,	Opportunities	Opportunities
	Inc.	Portfolio	Fund
NET ASSET VALUE
Institutional
Net assets	$678,964,542	$4,436,816,419	$101,647

Shares outstanding	21,423,568	64,800,095	11,246

Net asset value	$31.69	$68.47	$9.04

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Service
Net assets	N/A	$33,054,854	N/A

Shares outstanding	N/A	512,916	N/A

Net asset value	N/A	$64.44	N/A

Shares authorized	N/A	Unlimited	N/A

Par value	N/A	$0.001	N/A

Investor A
Net assets	$1,723,972,729	$2,865,706,353	$156,280

Shares outstanding	62,089,538	44,697,499	17,304

Net asset value	$27.77	$64.11	$9.03

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Investor C
Net assets	$39,581,427	$404,306,275	N/A

Shares outstanding	2,549,608	7,612,300	N/A

Net asset value	$15.52	$53.11	N/A

Shares authorized	300 million	Unlimited	N/A

Par value	$0.10	$0.001	N/A

Class K
Net assets	$645,859,575	$487,286,737	$8,866,455

Shares outstanding	20,134,257	7,105,217	980,553

Net asset value	$32.08	$68.58	$9.04

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Class R
Net assets	$23,730,669	$242,080,368	N/A

Shares outstanding	1,195,140	3,895,670	N/A

Net asset value	$19.86	$62.14	N/A

Shares authorized	500 million	Unlimited	N/A

Par value	$0.10	$0.001	N/A

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

May 31, 2023

	BlackRock
	Mid-Cap	BlackRock
	Growth	Technology
	Equity	Opportunities
	Portfolio	Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$11,509,269,243	$4,353,686,774
Investments, at value — affiliated(c)	283,937,674	185,648,342
Foreign currency, at value(d)	1,362	142,661
Receivables:
Investments sold	—	7,740,496
Securities lending income — affiliated	42,868	32,998
Capital shares sold	11,283,778	5,517,828
Dividends — unaffiliated	5,081,070	2,187,506
Dividends — affiliated	140,565	248,733
From the Manager	339,041	72,977
Prepaid expenses	320,149	103,790

Total assets	11,810,415,750	4,555,382,105

LIABILITIES
Collateral on securities loaned	249,110,212	148,742,881
Payables:
Investments purchased	31,931,070	879,810
Accounting services fees	341,786	128,738
Administration fees	802,664	262,530
Capital shares redeemed	24,485,885	8,838,004
Investment advisory fees	12,159,620	5,360,003
Directors’ and Officer’s fees	20,767	7,824
Other accrued expenses	2,331,718	1,448,281
Professional fees	85,816	101,854
Service and distribution fees	567,627	551,705

Total liabilities	321,837,165	166,321,630

NET ASSETS	$11,488,578,585	$4,389,060,475

NET ASSETS CONSIST OF:
Paid-in capital	$11,635,921,943	$3,393,343,776
Accumulated earnings (loss)	(147,343,358)	995,716,699

NET ASSETS	$11,488,578,585	$4,389,060,475

(a) Investments, at cost — unaffiliated	$9,336,163,970	$2,628,321,578
(b) Securities loaned, at value	$240,420,753	$146,110,027
(c) Investments, at cost — affiliated	$283,819,202	$185,620,595
(d) Foreign currency, at cost	$1,533	$143,825

F I N A N C I A L S T A T E M E N T S	43

Statements of Assets and Liabilities  (continued)

May 31, 2023

	BlackRock
	Mid-Cap	BlackRock
	Growth	Technology
	Equity	Opportunities
	Portfolio	Fund
NET ASSET VALUE
Institutional
Net assets	$5,266,832,487	$2,316,550,134

Shares outstanding	160,622,265	48,528,618

Net asset value	$32.79	$47.74

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Service
Net assets	$62,693,160	$47,331,868

Shares outstanding	2,144,598	1,064,763

Net asset value	$29.23	$44.45

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$1,637,289,028	$1,572,975,571

Shares outstanding	58,782,301	36,272,358

Net asset value	$27.85	$43.37

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor C
Net assets	$194,849,227	$259,247,167

Shares outstanding	9,415,385	7,496,588

Net asset value	$20.69	$34.58

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class K
Net assets	$4,233,487,789	$157,184,961

Shares outstanding	128,470,700	3,286,206

Net asset value	$32.95	$47.83

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class R
Net assets	$93,426,894	$35,770,774

Shares outstanding	3,446,600	823,438

Net asset value	$27.11	$43.44

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2023

	BlackRock	BlackRock	BlackRock
	Capital	Health	Infrastructure
	Appreciation	Sciences	Sustainable
	Fund,	Opportunities	Opportunities
	Inc.	Portfolio	Fund

INVESTMENT INCOME
Dividends — unaffiliated	$21,885,555	$113,426,725	$238,497
Dividends — affiliated	828,727	3,744,482	12,977
Securities lending income — affiliated — net	44,275	1,526,277	699
Other income — unaffiliated	—	284,956	—
Foreign taxes withheld	(486,196)	(661,289)	(20,311)
Foreign withholding tax claims	—	1,692,134	—

Total investment income	22,272,361	120,013,285	231,862

EXPENSES
Investment advisory	18,895,746	60,247,467	71,343
Service and distribution — class specific	4,599,530	13,684,706	287
Transfer agent — class specific	2,648,497	8,764,309	374
Accounting services	201,580	524,611	36,984
Professional	152,404	337,910	91,732
Registration	141,064	228,894	42,284
Custodian	52,289	188,952	8,413
Printing and postage	35,837	50,341	49,399
Directors and Officer	33,629	63,555	6,655
Administration	—	3,112,373	3,790
Administration — class specific	—	1,800,920	1,784
Offering	—	—	61,000
Miscellaneous	67,825	280,640	12,548

Total expenses	26,828,401	89,284,678	386,593
Less:
Administration fees waived	—	—	(3,772)
Administration fees waived by the Manager — class specific	—	—	(1,755)
Fees waived and/or reimbursed by the Manager	(25,336)	(99,438)	(295,637)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	—	—	(313)

Total expenses after fees waived and/or reimbursed	26,803,065	89,185,240	85,116

Net investment income (loss)	(4,530,704)	30,828,045	146,746

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	110,416,491	349,565,967	(705,411)
Investments — affiliated	3,022	38,791	12
Options written	—	(7,700)	—
Forward foreign currency exchange contracts	—	4,341,658	—
Foreign currency transactions	207,470	14,989	(3,895)
Swaps	—	—	11,570

	110,626,983	353,953,705	(697,724)

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations  (continued)

Year Ended May 31, 2023

	BlackRock	BlackRock	BlackRock
	Capital	Health	Infrastructure
	Appreciation	Sciences	Sustainable
	Fund,	Opportunities	Opportunities
	Inc.	Portfolio	Fund
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$44,750,621	$(196,755,500)	$17,410
Investments — affiliated	(2,158)	4,490	—
Forward foreign currency exchange contracts	—	(7,496,710)	—
Foreign currency translations	(2,510)	22,251	(1,275)
Swaps	—	—	(10,627)

	44,745,953	(204,225,469)	5,508

Net realized and unrealized gain (loss)	155,372,936	149,728,236	(692,216)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$150,842,232	$180,556,281	$(545,470)

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended May 31, 2023

	BlackRock
	Mid-Cap	BlackRock
	Growth	Technology
	Equity	Opportunities
	Portfolio	Fund

INVESTMENT INCOME
Dividends — unaffiliated	$65,891,017	$25,638,375
Dividends — affiliated	2,486,844	1,039,179
Securities lending income — affiliated — net	922,371	887,066
Foreign taxes withheld	(1,212,041)	(870,769)

Total investment income	68,088,191	26,693,851

EXPENSES
Investment advisory	77,735,522	33,073,813
Transfer agent — class specific	12,963,111	5,140,943
Service and distribution — class specific	7,107,004	6,473,376
Administration	4,214,339	1,577,988
Administration — class specific	2,483,246	856,993
Accounting services	709,057	268,543
Registration	509,921	418,307
Custodian	186,018	165,914
Professional	146,940	168,964
Printing and postage	70,563	37,372
Directors and Officer	52,487	34,177
Miscellaneous	180,944	99,558

Total expenses	106,359,152	48,315,948
Less:
Administration fees waived by the Manager — class specific	(1,598,012)	(830,678)
Fees waived and/or reimbursed by the Manager	(80,278)	(22,147)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(2,477,330)	(1,672,092)

Total expenses after fees waived and/or reimbursed	102,203,532	45,791,031

Net investment loss	(34,115,341)	(19,097,180)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,145,753,265)	(263,300,810)
Investments — affiliated	44,087	(24,547)
Foreign currency transactions	(125,342)	(730,497)

	(1,145,834,520)	(264,055,854)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	1,071,286,355	408,218,401
Investments — affiliated	63,747	(981)
Foreign currency translations	(123,224)	13,880

	1,071,226,878	408,231,300

Net realized and unrealized gain (loss)	(74,607,642)	144,175,446

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(108,722,983)	$125,078,266

(a) Net of reduction in deferred foreign capital gain tax of	—	1,249,779

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets

	BlackRock Capital Appreciation Fund, Inc.		BlackRock Health Sciences Opportunities Portfolio

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(4,530,704)	$(16,516,609)	$30,828,045	$16,788,132
Net realized gain	110,626,983	368,362,544	353,953,705	1,099,713,705
Net change in unrealized appreciation (depreciation)	44,745,953	(1,070,518,893)	(204,225,469)	(1,482,036,501)

Net increase (decrease) in net assets resulting from operations	150,842,232	(718,672,958)	180,556,281	(365,534,664)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(60,013,923)	(130,528,578)	(349,006,342)	(516,524,194)
Service	—	—	(2,578,561)	(3,833,641)
Investor A	(137,177,573)	(328,770,936)	(224,765,771)	(314,788,449)
Investor C	(5,779,913)	(13,984,071)	(43,035,902)	(65,533,391)
Class K	(42,620,608)	(101,284,889)	(31,126,901)	(43,731,512)
Class R	(2,479,998)	(6,004,941)	(18,314,016)	(25,626,380)

Decrease in net assets resulting from distributions to shareholders	(248,072,015)	(580,573,415)	(668,827,493)	(970,037,567)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(324,095,316)	254,523,260	(536,587,817)	(174,654,649)

Capital contribution from affiliate	—	—	—	183,194

NET ASSETS
Total decrease in net assets	(421,325,099)	(1,044,723,113)	(1,024,859,029)	(1,510,043,686)
Beginning of year	3,533,434,041	4,578,157,154	9,494,110,035	11,004,153,721

End of year	$3,112,108,942	$3,533,434,041	$8,469,251,006	$9,494,110,035

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Infrastructure Sustainable Opportunities Fund		BlackRock Mid-Cap Growth Equity Portfolio

	Year Ended 05/31/23	Period from 09/30/21(a) to 05/31/22	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$146,746	$75,299	$(34,115,341)	$(96,337,557)
Net realized gain (loss)	(697,724)	219,282	(1,145,834,520)	(861,239,707)
Net change in unrealized appreciation (depreciation)	5,508	(243,994)	1,071,226,878	(3,892,585,642)

Net increase (decrease) in net assets resulting from operations	(545,470)	50,587	(108,722,983)	(4,850,162,906)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(4,103)	(797)	—	(495,288,827)
Service	—	—	—	(6,119,263)
Investor A	(3,968)	(706)	—	(153,891,201)
Investor C	—	—	—	(26,348,042)
Class K	(378,721)	(76,679)	—	(214,611,593)
Class R	—	—	—	(6,308,880)

Decrease in net assets resulting from distributions to shareholders	(386,792)	(78,182)	—	(902,567,806)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	64,099	10,020,140	(2,206,262,520)	3,483,893,548

NET ASSETS
Total increase (decrease) in net assets	(868,163)	9,992,545	(2,314,985,503)	(2,268,837,164)
Beginning of period	9,992,545	—	13,803,564,088	16,072,401,252

End of period	$9,124,382	$9,992,545	$11,488,578,585	$13,803,564,088

(a)	Commencement of operations.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets  (continued)

	BlackRock Technology Opportunities Fund

	Year Ended 05/31/23	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(19,097,180)	$(48,945,433)
Net realized loss	(264,055,854)	(141,299,490)
Net change in unrealized appreciation (depreciation)	408,231,300	(1,754,816,313)

Net increase (decrease) in net assets resulting from operations	125,078,266	(1,945,061,236)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(364,665,690)
Service	—	(6,205,984)
Investor A	—	(200,086,265)
Investor C	—	(39,592,660)
Class K	—	(13,962,671)
Class R	—	(3,782,264)

Decrease in net assets resulting from distributions to shareholders	—	(628,295,534)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(893,403,112)	(435,571,918)

NET ASSETS
Total decrease in net assets	(768,324,846)	(3,008,928,688)
Beginning of year	5,157,385,321	8,166,314,009

End of year	$4,389,060,475	$5,157,385,321

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc.

	Institutional

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$31.98	$43.32	$38.32		$30.52	$33.72	$29.08

Net investment income (loss)(a)	0.00 (b)	(0.09)	(0.06)		(0.07)	(0.05)	0.00	(b)(c)
Net realized and unrealized gain (loss)	1.82	(6.14)	7.06		10.81	0.23	7.97

Net increase (decrease) from investment operations	1.82	(6.23)	7.00		10.74	0.18	7.97

Distributions from net realized gain(d)	(2.11)	(5.11)	(2.00)		(2.94)	(3.38)	(3.33)

Net asset value, end of period	$31.69	$31.98	$43.32		$38.32	$30.52	$33.72

Total Return(e)
Based on net asset value	6.81%	(17.30)%	18.72	%(f)	38.17%	1.77%	30.19%

Ratios to Average Net Assets(g)

Total expenses	0.73%	0.70%	0.72	%(h)	0.75%	0.75%	0.76%

Total expenses after fees waived and/or reimbursed	0.73%	0.70%	0.72	%(h)	0.75%	0.75%	0.76%

Net investment income (loss)	0.01%	(0.21)%	(0.21	)%(h)	(0.22)%	(0.17)%	0.01	%(c)

Supplemental Data
Net assets, end of period (000)	$678,965	$943,275	$1,072,833		$911,484	$644,983	$600,032

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005 per share.

(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor A

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$28.38	$39.00	$34.74		$27.99	$31.25	$27.16

Net investment loss(a)	(0.07)	(0.18)	(0.11)		(0.14)	(0.12)	(0.08	)(b)
Net realized and unrealized gain (loss)	1.57	(5.39)	6.37		9.83	0.18	7.41

Net increase (decrease) from investment operations	1.50	(5.57)	6.26		9.69	0.06	7.33

Distributions from net realized gain(c)	(2.11)	(5.05)	(2.00)		(2.94)	(3.32)	(3.24)

Net asset value, end of period	$27.77	$28.38	$39.00		$34.74	$27.99	$31.25

Total Return(d)
Based on net asset value	6.53%	(17.51)%	18.51	%(e)	37.84%	1.48%	29.85%

Ratios to Average Net Assets(f)

Total expenses	1.00%	0.97%	0.97	%(g)	1.01%	1.01%	1.04%

Total expenses after fees waived and/or reimbursed	1.00%	0.97%	0.97	%(g)	1.01%	1.01%	1.04%

Net investment loss	(0.27)%	(0.48)%	(0.46	)%(g)	(0.48)%	(0.43)%	(0.28	)%(b)

Supplemental Data
Net assets, end of period (000)	$1,723,973	$1,871,340	$2,551,211		$2,195,906	$1,692,630	$1,751,581

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$17.01	$25.27	$23.27		$19.81	$23.29	$20.88

Net investment loss(a)	(0.16)	(0.29)	(0.20)		(0.25)	(0.24)	(0.23	)(b)
Net realized and unrealized gain (loss)	0.78	(3.05)	4.20		6.65	0.04	5.56

Net increase (decrease) from investment operations	0.62	(3.34)	4.00		6.40	(0.20)	5.33

Distributions from net realized gain(c)	(2.11)	(4.92)	(2.00)		(2.94)	(3.28)	(2.92)

Net asset value, end of period	$15.52	$17.01	$25.27		$23.27	$19.81	$23.29

Total Return(d)
Based on net asset value	5.62%	(18.18)%	17.89	%(e)	36.73%	0.72%	28.77%

Ratios to Average Net Assets(f)

Total expenses	1.84%	1.76%	1.77	%(g)	1.79%	1.81%	1.84%

Total expenses after fees waived and/or reimbursed	1.84%	1.76%	1.77	%(g)	1.79%	1.81%	1.84%

Net investment loss	(1.11)%	(1.28)%	(1.27	)%(g)	(1.26)%	(1.23)%	(1.09	)%(b)

Supplemental Data
Net assets, end of period (000)	$39,581	$48,332	$72,075		$89,336	$195,908	$276,097

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class K

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$32.32	$43.71	$38.63		$30.71	$33.91	$29.24

Net investment income (loss)(a)	0.02	(0.06)	(0.03)		(0.04)	(0.02)	0.04	(b)
Net realized and unrealized gain (loss)	1.85	(6.20)	7.11		10.90	0.23	8.01

Net increase (decrease) from investment operations	1.87	(6.26)	7.08		10.86	0.21	8.05

Distributions from net realized gain(c)	(2.11)	(5.13)	(2.00)		(2.94)	(3.41)	(3.38)

Net asset value, end of period	$32.08	$32.32	$43.71		$38.63	$30.71	$33.91

Total Return(d)
Based on net asset value	6.90%	(17.22)%	18.78	%(e)	38.33%	1.86%	30.36%

Ratios to Average Net Assets(f)

Total expenses	0.65%	0.64%	0.63	%(g)	0.64%	0.65%	0.65%

Total expenses after fees waived and/or reimbursed	0.65%	0.63%	0.63	%(g)	0.64%	0.64%	0.65%

Net investment income (loss)	0.08%	(0.15)%	(0.13	)%(g)	(0.11)%	(0.06)%	0.14	%(b)

Supplemental Data
Net assets, end of period (000)	$645,860	$646,115	$845,106		$682,107	$552,523	$568,169

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class R

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$21.02	$30.12	$27.30		$22.65	$26.00	$23.12

Net investment loss(a)	(0.11)	(0.23)	(0.15)		(0.17)	(0.16)	(0.13	)(b)
Net realized and unrealized gain (loss)	1.06	(3.88)	4.97		7.76	0.09	6.19

Net increase (decrease) from investment operations	0.95	(4.11)	4.82		7.59	(0.07)	6.06

Distributions from net realized gain(c)	(2.11)	(4.99)	(2.00)		(2.94)	(3.28)	(3.18)

Net asset value, end of period	$19.86	$21.02	$30.12		$27.30	$22.65	$26.00

Total Return(d)
Based on net asset value	6.17%	(17.82)%	18.26	%(e)	37.45%	1.19%	29.49%

Ratios to Average Net Assets(f)

Total expenses	1.37%	1.33%	1.30	%(g)	1.28%	1.29%	1.30%

Total expenses after fees waived and/or reimbursed	1.36%	1.33%	1.30	%(g)	1.28%	1.29%	1.30%

Net investment loss	(0.63)%	(0.85)%	(0.80	)%(g)	(0.75)%	(0.71)%	(0.54	)%(b)

Supplemental Data
Net assets, end of period (000)	$23,731	$24,371	$36,933		$37,741	$54,828	$84,484

Portfolio turnover rate	43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.

(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio

	Institutional

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$72.10	$81.77		$75.37		$61.55		$67.67	$57.28

Net investment income(a)	0.34	0.24		0.13		0.19		0.28	0.24
Net realized and unrealized gain (loss)	1.07	(2.75)		9.66		16.26		(1.64)	12.18

Net increase (decrease) from investment operations	1.41	(2.51)		9.79		16.45		(1.36)	12.42

Distributions(b)

From net investment income	(0.38)	(0.16)		(0.13)		(0.32)		(0.23)	(0.02)
From net realized gain	(4.66)	(7.00)		(3.26)		(2.31)		(4.53)	(2.01)

Total distributions	(5.04)	(7.16)		(3.39)		(2.63)		(4.76)	(2.03)

Net asset value, end of period	$68.47	$72.10		$81.77		$75.37		$61.55	$67.67

Total Return(c)
Based on net asset value	2.25%	(3.55	)%(d)	13.37	%(e)	27.34	%(f)	(1.84)%	22.47%

Ratios to Average Net Assets(g)

Total expenses	0.84%	0.85%		0.84	%(h)	0.85%		0.85%	0.87%

Total expenses after fees waived and/or reimbursed	0.84%	0.85%		0.84	%(h)	0.85%		0.84%	0.86%

Net investment income	0.49%	0.31%		0.24	%(h)	0.28%		0.45%	0.40%

Supplemental Data
Net assets, end of period (000)	$4,436,816	$5,062,514		$5,990,131		$5,133,191		$3,095,352	$2,944,146

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Service

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$68.16	$77.63		$71.63		$58.66		$64.73	$54.90

Net investment income (loss)(a)	0.13	0.01		(0.03)		(0.01)		0.08	0.05
Net realized and unrealized gain (loss)	1.00	(2.61)		9.18		15.48		(1.57)	11.67

Net increase (decrease) from investment operations	1.13	(2.60)		9.15		15.47		(1.49)	11.72

Distributions(b)

From net investment income	(0.19)	—		—		(0.19)		(0.05)	—
From net realized gain	(4.66)	(6.87)		(3.15)		(2.31)		(4.53)	(1.89)

Total distributions	(4.85)	(6.87)		(3.15)		(2.50)		(4.58)	(1.89)

Net asset value, end of period	$64.44	$68.16		$77.63		$71.63		$58.66	$64.73

Total Return(c)
Based on net asset value	1.94%	(3.83	)%(d)	13.15	%(e)	26.96	%(f)	(2.16)%	22.10%

Ratios to Average Net Assets(g)

Total expenses	1.14%	1.14%		1.14	%(h)	1.15%		1.15%	1.17%

Total expenses after fees waived and/or reimbursed	1.14%	1.14%		1.14	%(h)	1.15%		1.15%	1.16%

Net investment income (loss)	0.19%	0.02%		(0.07	)%(h)	(0.02)%		0.14%	0.10%

Supplemental Data
Net assets, end of period (000)	$33,055	$36,625		$43,825		$40,252		$34,708	$39,325

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$67.84	$77.31		$71.37		$58.45		$64.50	$54.70

Net investment income (loss)(a)	0.16	0.05		(0.01)		0.01		0.10	0.06
Net realized and unrealized gain (loss)	0.99	(2.59)		9.15		15.42		(1.56)	11.63

Net increase (decrease) from investment operations	1.15	(2.54)		9.14		15.43		(1.46)	11.69

Distributions(b)

From net investment income	(0.22)	—		—		(0.20)		(0.06)	—
From net realized gain	(4.66)	(6.93)		(3.20)		(2.31)		(4.53)	(1.89)

Total distributions	(4.88)	(6.93)		(3.20)		(2.51)		(4.59)	(1.89)

Net asset value, end of period	$64.11	$67.84		$77.31		$71.37		$58.45	$64.50

Total Return(c)
Based on net asset value	1.99%	(3.78	)%(d)	13.18	%(e)	26.99	%(f)	(2.11)%	22.13%

Ratios to Average Net Assets(g)

Total expenses	1.09%	1.09%		1.10	%(h)	1.11%		1.12%	1.15%

Total expenses after fees waived and/or reimbursed	1.09%	1.09%		1.10	%(h)	1.11%		1.12%	1.14%

Net investment income (loss)	0.24%	0.07%		(0.02	)%(h)	0.01%		0.17%	0.11%

Supplemental Data
Net assets, end of period (000)	$2,865,706	$3,151,912		$3,496,818		$3,135,882		$2,598,888	$2,767,303

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$57.24	$66.15		$61.38		$50.74		$56.55	$48.54

Net investment loss(a)	(0.27)	(0.43)		(0.33)		(0.40)		(0.28)	(0.30)
Net realized and unrealized gain (loss)	0.80	(2.17)		7.85		13.34		(1.38)	10.20

Net increase (decrease) from investment operations	0.53	(2.60)		7.52		12.94		(1.66)	9.90

Distributions from net realized gain(b)	(4.66)	(6.31)		(2.75)		(2.30)		(4.15)	(1.89)

Net asset value, end of period	$53.11	$57.24		$66.15		$61.38		$50.74	$56.55

Total Return(c)
Based on net asset value	1.22%	(4.50	)%(d)	12.61	%(e)	26.09	%(f)	(2.82)%	21.22%

Ratios to Average Net Assets(g)

Total expenses	1.85%	1.84%		1.84	%(h)	1.85%		1.85%	1.87%

Total expenses after fees waived and/or reimbursed	1.85%	1.84%		1.84	%(h)	1.85%		1.85%	1.87%

Net investment loss	(0.51)%	(0.68)%		(0.77	)%(h)	(0.72)%		(0.56)%	(0.61)%

Supplemental Data
Net assets, end of period (000)	$404,306	$542,880		$719,525		$773,522		$745,636	$1,017,205

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$72.21	$81.91		$75.50		$61.63		$67.75	$57.37

Net investment income(a)	0.40	0.33		0.18		0.27		0.34	0.32
Net realized and unrealized gain (loss)	1.08	(2.77)		9.68		16.28		(1.65)	12.17

Net increase (decrease) from investment operations	1.48	(2.44)		9.86		16.55		(1.31)	12.49

Distributions(b)

From net investment income	(0.45)	(0.26)		(0.19)		(0.37)		(0.28)	(0.10)
From net realized gain	(4.66)	(7.00)		(3.26)		(2.31)		(4.53)	(2.01)

Total distributions	(5.11)	(7.26)		(3.45)		(2.68)		(4.81)	(2.11)

Net asset value, end of period	$68.58	$72.21		$81.91		$75.50		$61.63	$67.75

Total Return(c)
Based on net asset value	2.34%	(3.44	)%(d)	13.45	%(e)	27.47	%(f)	(1.75)%	22.58%

Ratios to Average Net Assets(g)

Total expenses	0.75%	0.74%		0.74	%(h)	0.75%		0.75%	0.77%

Total expenses after fees waived and/or reimbursed	0.75%	0.74%		0.74	%(h)	0.75%		0.75%	0.76%

Net investment income	0.59%	0.42%		0.34	%(h)	0.39%		0.55%	0.53%

Supplemental Data
Net assets, end of period (000)	$487,287	$436,984		$464,179		$344,822		$171,517	$130,129

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class R

	Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$65.94	$75.28		$69.54		$57.05		$63.09	$53.71

Net investment loss(a)	(0.08)	(0.21)		(0.18)		(0.20)		(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.96	(2.52)		8.91		15.05		(1.53)	11.38

Net increase (decrease) from investment operations	0.88	(2.73)		8.73		14.85		(1.62)	11.27

Distributions(b)

From net investment income	(0.02)	—		—		(0.05)		—	—
From net realized gain	(4.66)	(6.61)		(2.99)		(2.31)		(4.42)	(1.89)

Total distributions	(4.68)	(6.61)		(2.99)		(2.36)		(4.42)	(1.89)

Net asset value, end of period	$62.14	$65.94		$75.28		$69.54		$57.05	$63.09

Total Return(c)
Based on net asset value	1.62%	(4.12	)%(d)	12.91	%(e)	26.60	%(f)	(2.44)%	21.75%

Ratios to Average Net Assets(g)

Total expenses	1.46%	1.45%		1.44	%(h)	1.45%		1.45%	1.46%

Total expenses after fees waived and/or reimbursed	1.46%	1.45%		1.44	%(h)	1.45%		1.45%	1.46%

Net investment loss	(0.13)%	(0.29)%		(0.37	)%(h)	(0.32)%		(0.15)%	(0.20)%

Supplemental Data
Net assets, end of period (000)	$242,080	$263,195		$289,676		$260,488		$224,862	$241,495

Portfolio turnover rate	29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.

(e)	Not annualized.

(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund

	Institutional
		Period from
	Year Ended	09/30/21	(a)
	05/31/23	to 05/31/22

Net asset value, beginning of period	$9.97	$10.00

Net investment income(b)	0.14	0.07
Net realized and unrealized loss	(0.68)	(0.02)

Net increase (decrease) from investment operations	(0.54)	0.05

Distributions(c)

From net investment income	(0.13)	(0.04)
From net realized gain	(0.26)	(0.04)

Total distributions	(0.39)	(0.08)

Net asset value, end of period	$9.04	$9.97

Total Return(d)
Based on net asset value	(5.32)%	0.45	%(e)

Ratios to Average Net Assets(f)

Total expenses	4.54%	3.62	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.00%	1.00	%(g)

Net investment income	1.60%	1.09	%(g)

Supplemental Data
Net assets, end of period (000)	$102	$107

Portfolio turnover rate(i)	104%	70%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.45%.

(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Investor A
		Period from
	Year Ended	09/30/21	(a)
	05/31/23	to 05/31/22

Net asset value, beginning of period	$9.96	$10.00

Net investment income(b)	0.13	0.06
Net realized and unrealized loss	(0.69)	(0.03)

Net increase (decrease) from investment operations	(0.56)	0.03

Distributions(c)

From net investment income	(0.11)	(0.03)
From net realized gain	(0.26)	(0.04)

Total distributions	(0.37)	(0.07)

Net asset value, end of period	$9.03	$9.96

Total Return(d)
Based on net asset value	(5.55)%	0.29	%(e)

Ratios to Average Net Assets(f)

Total expenses	4.75%	3.88	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.25%	1.25	%(g)

Net investment income	1.41%	0.84	%(g)

Supplemental Data
Net assets, end of period (000)	$156	$109

Portfolio turnover rate(i)	104%	70%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.71%.

(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Class K
		Period from
	Year Ended	09/30/21	(a)
	05/31/23	to 05/31/22

Net asset value, beginning of period	$9.97	$10.00

Net investment income(b)	0.15	0.08
Net realized and unrealized loss	(0.69)	(0.03)

Net increase (decrease) from investment operations	(0.54)	0.05

Distributions(c)

From net investment income	(0.13)	(0.04)
From net realized gain	(0.26)	(0.04)

Total distributions	(0.39)	(0.08)

Net asset value, end of period	$9.04	$9.97

Total Return(d)
Based on net asset value	(5.27)%	0.46	%(e)

Ratios to Average Net Assets(f)

Total expenses	4.33%	3.36	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.95%	0.95	%(g)

Net investment income	1.65%	1.13	%(g)

Supplemental Data
Net assets, end of period (000)	$8,866	$9,777

Portfolio turnover rate(i)	104%	70%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.21%.

(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$32.83	$45.95	$36.56		$28.68	$27.87	$22.10

Net investment loss(a)	(0.08)	(0.23)	(0.15)		(0.14)	(0.09)	(0.11)

Net realized and unrealized gain (loss)	0.04	(10.52)	9.54		8.14	1.95	6.63

Net increase (decrease) from investment operations	(0.04)	(10.75)	9.39		8.00	1.86	6.52

Distributions from net realized gain(b)	—	(2.37)	—		(0.12)	(1.05)	(0.75)

Net asset value, end of period	$32.79	$32.83	$45.95		$36.56	$28.68	$27.87

Total Return(c)
Based on net asset value	(0.12)%	(24.87)%	25.68	%(d)	27.98%	7.43%	30.34%

Ratios to Average Net Assets(e)

Total expenses	0.84%	0.81%	0.80	%(f)	0.85%	0.87%	0.93	%(g)

Total expenses after fees waived and/or reimbursed	0.80%	0.80%	0.80	%(f)	0.80%	0.80%	0.86%

Net investment loss	(0.25)%	(0.52)%	(0.52	)%(f)	(0.43)%	(0.34)%	(0.45)%

Supplemental Data
Net assets, end of period (000)	$5,266,832	$7,095,644	$9,260,191		$6,003,280	$2,700,531	$1,063,328

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 0.93%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Service

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$29.34	$41.34	$32.95		$25.92	$25.30	$20.18

Net investment loss(a)	(0.14)	(0.31)	(0.20)		(0.19)	(0.15)	(0.17)

Net realized and unrealized gain (loss)	0.03	(9.39)	8.59		7.34	1.76	6.04

Net increase (decrease) from investment operations	(0.11)	(9.70)	8.39		7.15	1.61	5.87

Distributions from net realized gain(b)	—	(2.30)	—		(0.12)	(0.99)	(0.75)

Net asset value, end of period	$29.23	$29.34	$41.34		$32.95	$25.92	$25.30

Total Return(c)
Based on net asset value	(0.38)%	(25.06)%	25.46	%(d)	27.68%	7.15%	30.03%

Ratios to Average Net Assets(e)

Total expenses	1.10%	1.09%	1.10	%(f)	1.11%	1.16%	1.25	%(g)

Total expenses after fees waived and/or reimbursed	1.05%	1.05%	1.05	%(f)	1.05%	1.05%	1.12%

Net investment loss	(0.50)%	(0.77)%	(0.78	)%(f)	(0.67)%	(0.59)%	(0.73)%

Supplemental Data
Net assets, end of period (000)	$62,693	$81,276	$104,997		$83,680	$61,293	$33,768

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.25%.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor A

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$27.96	$39.50	$31.48		$24.78	$24.22	$19.30

Net investment loss(a)	(0.14)	(0.29)	(0.19)		(0.18)	(0.14)	(0.18)

Net realized and unrealized gain (loss)	0.03	(8.94)	8.21		7.00	1.68	5.79

Net increase (decrease) from investment operations	(0.11)	(9.23)	8.02		6.82	1.54	5.61

Distributions from net realized gain(b)	—	(2.31)	—		(0.12)	(0.98)	(0.69)

Net asset value, end of period	$27.85	$27.96	$39.50		$31.48	$24.78	$24.22

Total Return(c)
Based on net asset value	(0.39)%	(25.05)%	25.48	%(d)	27.61%	7.17%	29.98%

Ratios to Average Net Assets(e)

Total expenses	1.13%	1.09%	1.09	%(f)	1.14%	1.16%	1.29	%(g)

Total expenses after fees waived and/or reimbursed	1.05%	1.05%	1.05	%(f)	1.05%	1.05%	1.19%

Net investment loss	(0.50)%	(0.78)%	(0.78	)%(f)	(0.67)%	(0.58)%	(0.82)%

Supplemental Data
Net assets, end of period (000)	$1,637,289	$1,913,190	$2,577,151		$1,917,773	$1,335,467	$801,263

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.26%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$20.93	$30.22	$24.20		$19.21	$19.04	$15.36

Net investment loss(a)	(0.25)	(0.43)	(0.29)		(0.30)	(0.24)	(0.26)

Net realized and unrealized gain (loss)	0.01	(6.67)	6.31		5.41	1.28	4.57

Net increase (decrease) from investment operations	(0.24)	(7.10)	6.02		5.11	1.04	4.31

Distributions from net realized gain(b)	—	(2.19)	—		(0.12)	(0.87)	(0.63)

Net asset value, end of period	$20.69	$20.93	$30.22		$24.20	$19.21	$19.04

Total Return(c)
Based on net asset value	(1.15)%	(25.61)%	24.88	%(d)	26.72%	6.33%	29.05%

Ratios to Average Net Assets(e)

Total expenses	1.83%	1.78%	1.80	%(f)	1.84%	1.86%	1.94	%(g)

Total expenses after fees waived and/or reimbursed	1.80%	1.78%	1.79	%(f)	1.80%	1.80%	1.88%

Net investment loss	(1.25)%	(1.51)%	(1.52	)%(f)	(1.42)%	(1.33)%	(1.49)%

Supplemental Data
Net assets, end of period (000)	$194,849	$243,284	$357,360		$280,143	$209,923	$164,083

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.94%.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class K

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$32.96	$46.10	$36.66		$28.74		$27.93		$22.14

Net investment loss(a)	(0.05)	(0.17)	(0.12)		(0.12)		(0.09)		(0.07)

Net realized and unrealized gain (loss)	0.04	(10.58)	9.56		8.16		1.96		6.62

Net increase (decrease) from investment operations	(0.01)	(10.75)	9.44		8.04		1.87		6.55

Distributions from net realized gain(b)	—	(2.39)	—		(0.12)		(1.06)		(0.76)

Net asset value, end of period	$32.95	$32.96	$46.10		$36.66		$28.74		$27.93

Total Return(c)
Based on net asset value	(0.03)%	(24.79)%	25.75	%(d)	28.06%		7.47%		30.46%

Ratios to Average Net Assets(e)

Total expenses	0.71%	0.70%	0.70	%(f)	0.73	%(g)	0.76	%(h)	0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.71%	0.70%	0.70	%(f)	0.73%		0.75%		0.76%

Net investment loss	(0.15)%	(0.40)%	(0.42	)%(f)	(0.36)%		(0.31)%		(0.29)%

Supplemental Data
Net assets, end of period (000)	$4,233,488	$4,376,642	$3,674,402		$2,011,727		$652,138		$139,138

Portfolio turnover rate	46%	28%	22%		35%		38%		43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2019, the expense ratio would have been 0.75%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class R

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$27.28	$38.65	$30.85		$24.34	$23.83	$19.02

Net investment loss(a)	(0.20)	(0.37)	(0.25)		(0.24)	(0.19)	(0.22)
Net realized and unrealized gain (loss)	0.03	(8.73)	8.05		6.87	1.65	5.69

Net increase (decrease) from investment operations	(0.17)	(9.10)	7.80		6.63	1.46	5.47

Distributions from net realized gain(b)	—	(2.27)	—		(0.12)	(0.95)	(0.66)

Net asset value, end of period	$27.11	$27.28	$38.65		$30.85	$24.34	$23.83

Total Return(c)
Based on net asset value	(0.62)%	(25.24)%	25.28	%(d)	27.33%	6.89%	29.63%

Ratios to Average Net Assets(e)

Total expenses	1.42%	1.40%	1.39	%(f)	1.45%	1.47%	1.59	%(g)

Total expenses after fees waived and/or reimbursed	1.30%	1.30%	1.30	%(f)	1.30%	1.30%	1.43%

Net investment loss	(0.75)%	(1.02)%	(1.03	)%(f)	(0.92)%	(0.83)%	(1.05)%

Supplemental Data
Net assets, end of period (000)	$93,427	$93,527	$98,300		$59,411	$40,999	$22,880

Portfolio turnover rate	46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.58%.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund

	Institutional

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$45.31	$64.81	$55.33		$32.63	$31.83	$25.64

Net investment loss(a)	(0.13)	(0.30)	(0.28)		(0.22)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	2.56	(14.51)	12.67		23.43	1.20	8.25

Net increase (decrease) from investment operations	2.43	(14.81)	12.39		23.21	1.10	8.16

Distributions from net realized gain(b)	—	(4.69)	(2.91)		(0.51)	(0.30)	(1.97)

Net asset value, end of period	$47.74	$45.31	$64.81		$55.33	$32.63	$31.83

Total Return(c)
Based on net asset value	5.36%	(25.09)%	22.68	%(d)	72.07%	3.63%	34.02%

Ratios to Average Net Assets(e)

Total expenses	0.98%	0.94%	0.92	%(f)	0.98%	1.02%	1.10%

Total expenses after fees waived and/or reimbursed	0.92%	0.92%	0.92	%(f)	0.92%	0.92%	0.99%

Net investment loss	(0.30)%	(0.48)%	(0.66	)%(f)	(0.50)%	(0.32)%	(0.32)%

Supplemental Data
Net assets, end of period (000)	$2,316,550	$2,943,616	$4,958,187		$3,641,519	$1,033,286	$584,654

Portfolio turnover rate	39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Service

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$42.30	$60.86	$52.20		$30.88	$30.22		$24.44

Net investment loss(a)	(0.21)	(0.42)	(0.37)		(0.30)	(0.17)		(0.15)
Net realized and unrealized gain (loss)	2.36	(13.52)	11.94		22.13	1.13		7.85

Net increase (decrease) from investment operations	2.15	(13.94)	11.57		21.83	0.96		7.70

Distributions from net realized gain(b)	—	(4.62)	(2.91)		(0.51)	(0.30)		(1.92)

Net asset value, end of period	$44.45	$42.30	$60.86		$52.20	$30.88		$30.22

Total Return(c)
Based on net asset value	5.08%	(25.28)%	22.46	%(d)	71.68%	3.36%		33.74%

Ratios to Average Net Assets(e)

Total expenses	1.20%	1.19%	1.17	%(f)	1.19%	1.25	%(g)	1.37%

Total expenses after fees waived and/or reimbursed	1.17%	1.17%	1.16	%(f)	1.17%	1.17%		1.22%

Net investment loss	(0.55)%	(0.73)%	(0.90	)%(f)	(0.74)%	(0.57)%		(0.55)%

Supplemental Data
Net assets, end of period (000)	$47,332	$55,439	$83,886		$50,710	$20,429		$15,208

Portfolio turnover rate	39%	29%	25%		27%	33%		49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor A

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$41.27	$59.47	$51.06		$30.22	$29.58	$23.95

Net investment loss(a)	(0.21)	(0.41)	(0.36)		(0.29)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	2.31	(13.19)	11.68		21.64	1.11	7.69

Net increase (decrease) from investment operations	2.10	(13.60)	11.32		21.35	0.94	7.53

Distributions from net realized gain(b)	—	(4.60)	(2.91)		(0.51)	(0.30)	(1.90)

Net asset value, end of period	$43.37	$41.27	$59.47		$51.06	$30.22	$29.58

Total Return(c)
Based on net asset value	5.09%	(25.28)%	22.48	%(d)	71.65%	3.36%	33.70%

Ratios to Average Net Assets(e)

Total expenses	1.23%	1.21%	1.19	%(f)	1.25%	1.29%	1.38	%(g)

Total expenses after fees waived and/or reimbursed	1.17%	1.17%	1.17	%(f)	1.17%	1.17%	1.26%

Net investment loss	(0.54)%	(0.73)%	(0.91	)%(f)	(0.74)%	(0.58)%	(0.59)%

Supplemental Data
Net assets, end of period (000)	$1,572,976	$1,695,648	$2,524,052		$1,773,399	$672,110	$627,626

Portfolio turnover rate	39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.37%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor C

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$33.17	$48.77	$42.52		$25.43	$25.13	$20.72

Net investment loss(a)	(0.40)	(0.68)	(0.54)		(0.48)	(0.32)	(0.31)
Net realized and unrealized gain (loss)	1.81	(10.52)	9.70		18.08	0.92	6.57

Net increase (decrease) from investment operations	1.41	(11.20)	9.16		17.60	0.60	6.26

Distributions from net realized gain(b)	—	(4.40)	(2.91)		(0.51)	(0.30)	(1.85)

Net asset value, end of period	$34.58	$33.17	$48.77		$42.52	$25.43	$25.13

Total Return(c)
Based on net asset value	4.25%	(25.81)%	21.89	%(d)	70.39%	2.60%	32.68%

Ratios to Average Net Assets(e)

Total expenses	1.98%	1.92%	1.91	%(f)	1.98%	2.02%	2.10	%(g)

Total expenses after fees waived and/or reimbursed	1.92%	1.91%	1.90	%(f)	1.92%	1.92%	2.01%

Net investment loss	(1.30)%	(1.47)%	(1.65	)%(f)	(1.49)%	(1.33)%	(1.34)%

Supplemental Data
Net assets, end of period (000)	$259,247	$291,802	$427,435		$317,792	$152,505	$142,942

Portfolio turnover rate	39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 2.09%.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class K
	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Period from 12/10/19 to 09/30/20	(a)

Net asset value, beginning of period	$45.37	$64.89	$55.36		$34.59

Net investment loss(b)	(0.10)	(0.24)	(0.24)		(0.16)
Net realized and unrealized gain (loss)	2.56	(14.55)	12.68		20.93

Net increase (decrease) from investment operations	2.46	(14.79)	12.44		20.77

Distributions from net realized gain(c)	—	(4.73)	(2.91)		—

Net asset value, end of period	$47.83	$45.37	$64.89		$55.36

Total Return(d)
Based on net asset value	5.42%	(25.05)%	22.77	%(e)	60.05	%(e)

Ratios to Average Net Assets(f)

Total expenses	0.87%	0.84%	0.83	%(g)	0.87	%(g)

Total expenses after fees waived and/or reimbursed	0.87%	0.83%	0.82	%(g)	0.86	%(g)

Net investment loss	(0.24)%	(0.38)%	(0.56	)%(g)	(0.46	)%(g)

Supplemental Data
Net assets, end of period (000)	$157,185	$135,879	$122,568		$75,426

Portfolio turnover rate	39%	29%	25%		27	%(h)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class R

	Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$41.44	$59.75	$51.37		$30.48	$29.90	$24.20

Net investment loss(a)	(0.30)	(0.56)	(0.46)		(0.38)	(0.24)	(0.23)
Net realized and unrealized gain (loss)	2.30	(13.25)	11.75		21.78	1.12	7.78

Net increase (decrease) from investment operations	2.00	(13.81)	11.29		21.40	0.88	7.55

Distributions from net realized gain(b)	—	(4.50)	(2.91)		(0.51)	(0.30)	(1.85)

Net asset value, end of period	$43.44	$41.44	$59.75		$51.37	$30.48	$29.90

Total Return(c)
Based on net asset value	4.83%	(25.47)%	22.28	%(d)	71.20%	3.12%	33.35%

Ratios to Average Net Assets(e)

Total expenses	1.58%	1.54%	1.50	%(f)	1.57%	1.60%	1.69%

Total expenses after fees waived and/or reimbursed	1.42%	1.42%	1.42	%(f)	1.42%	1.42%	1.53%

Net investment loss	(0.79)%	(0.98)%	(1.17	)%(f)	(0.99)%	(0.83)%	(0.87)%

Supplemental Data
Net assets, end of period (000)	$35,771	$35,001	$50,186		$38,907	$18,799	$13,577

Portfolio turnover rate	39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Capital Appreciation Fund, Inc. (the “Corporation”) and BlackRock FundsSM (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. BlackRock Capital Appreciation Fund, Inc. is the only series of the Corporation. BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Technology Opportunities Fund are series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Capital Appreciation Fund, Inc.	Capital Appreciation	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified
BlackRock Infrastructure Sustainable Opportunities Fund	Infrastructure Sustainable Opportunities	Non-Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements   (continued)

invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Funds’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

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Notes to Financial Statements   (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the

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Notes to Financial Statements   (continued)

warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount	(b)

Health Sciences Opportunities
BNP Paribas SA	$117,876	$(117,876)	$—		$—
Goldman Sachs & Co. LLC	28,663,372	(28,663,372)	—		—
J.P. Morgan Securities LLC	7,370,217	(7,370,217)	—		—
Jefferies LLC	6,622,816	(6,622,816)	—		—
Morgan Stanley	3,752,397	(3,752,397)	—		—
Toronto-Dominion Bank	8,158	(8,158)	—		—

	$46,534,836	$(46,534,836)	$—		$—

Mid-Cap Growth Equity
BofA Securities, Inc.	$12,173,447	$(12,173,447)	$—		$—
Citigroup Global Markets, Inc.	19,140,008	(19,140,008)	—		—
Goldman Sachs & Co. LLC	57,703,288	(57,703,288)	—		—
J.P. Morgan Securities LLC	140,934,284	(140,934,284)	—		—
Morgan Stanley	9,627,785	(9,627,785)	—		—
State Street Bank & Trust Co.	579,787	(579,787)	—		—
Toronto-Dominion Bank	262,154	(262,154)	—		—

	$240,420,753	$(240,420,753)	$—		$—

Technology Opportunities
BofA Securities, Inc.	$220,408	$(220,408)	$—		$—
Citigroup Global Markets, Inc.	101,965,000	(101,965,000)	—		—
Goldman Sachs & Co. LLC	21,861,169	(21,861,169)	—		—
J.P. Morgan Securities LLC	5,176,367	(5,176,367)	—		—
Morgan Stanley	262,515	(262,515)	—		—
National Financial Services LLC	566,100	(566,100)	—		—
State Street Bank & Trust Co.	228,276	(228,276)	—		—
Toronto-Dominion Bank	15,830,192	(15,830,192)	—		—

	$146,110,027	$(146,110,027)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

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Notes to Financial Statements   (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

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Notes to Financial Statements   (continued)

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from a counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services and with respect to Capital Appreciation, administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Average Daily Net Assets	Capital Appreciation
First $1 billion	0.650%
$1 billion - $1.5 billion	0.625
$1.5 billion - $5 billion	0.600
$5 billion - $7.5 billion	0.575
Greater than $7.5 billion	0.550

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Notes to Financial Statements   (continued)

Investment Advisory Fees
Average Daily Net Assets	Health Sciences Opportunities
First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
$3 billion - $10 billion	0.650
Greater than $10 billion	0.640

	Investment Advisory Fees
Average Daily Net Assets	Infrastructure Sustainable Opportunities	Technology Opportunities
First $1 billion	0.800%	0.820%
$1 billion - $3 billion	0.750	0.770
$3 billion - $5 billion	0.720	0.740
$5 billion - $10 billion	0.700	0.710
Greater than $10 billion	0.680	0.700

Investment Advisory Fees
Average Daily Net Assets	Mid-Cap Growth Equity
First $1 billion	0.700%
$1 billion - $3 billion	0.660
$3 billion - $5 billion	0.630
$5 billion - $10 billion	0.610
$10 billion - $18 billion	0.600
Greater than $18 billion	0.590

With respect to Infrastructure Sustainable Opportunities, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide, for that portion of the Fund for which BIL and BSL, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total
Capital Appreciation	$—	$4,094,316	$395,612	$109,602	$4,599,530
Health Sciences Opportunities	87,902	7,576,046	4,762,148	1,258,610	13,684,706
Infrastructure Sustainable Opportunities	—	287	—	—	287
Mid-Cap Growth Equity	180,182	4,352,069	2,116,425	458,328	7,107,004
Technology Opportunities	116,560	3,700,536	2,495,564	160,716	6,473,376

Administration: The Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the

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Notes to Financial Statements   (continued)

Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Health Sciences Opportunities	$953,402	$7,033	$606,166	$95,312	$88,658	$50,349	$1,800,920
Infrastructure Sustainable Opportunities	20	—	23	—	1,741	—	1,784
Mid-Cap Growth Equity	1,179,241	14,426	348,412	42,378	880,452	18,337	2,483,246
Technology Opportunities	468,549	9,334	296,264	49,968	26,448	6,430	856,993

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total
Capital Appreciation	$120,129	$120,129

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$5,613	$—	$123,062	$10,468	$5,211	$421	$144,775
Health Sciences Opportunities	33,951	524	165,736	31,721	3,668	2,536	238,136
Infrastructure Sustainable Opportunities	96	—	51	—	101	—	248
Mid-Cap Growth Equity	46,157	579	109,348	14,170	22,743	1,952	194,949
Technology Opportunities	41,659	627	86,727	23,306	2,090	514	154,923

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$662,626	$—	$1,830,708	$77,015	$29,316	$48,832	$2,648,497
Health Sciences Opportunities	4,686,703	51,751	2,953,556	501,730	22,210	548,359	8,764,309
Infrastructure Sustainable Opportunities	199	—	54	—	121	—	374
Mid-Cap Growth Equity	8,723,690	112,939	3,172,356	277,674	471,610	204,842	12,963,111
Technology Opportunities	2,947,025	42,315	1,749,432	311,339	18,248	72,584	5,140,943

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Capital Appreciation	$34,608
Health Sciences Opportunities	74,660
Mid-Cap Growth Equity	49,993
Technology Opportunities	80,142

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Notes to Financial Statements   (continued)

For the year ended May 31, 2023, affiliates received CDSCs as follows:

Share Class	Capital Appreciation	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Investor A	$21,054	$16,706	$30,408	$54,895
Investor C	1,852	17,058	20,607	23,508

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation or the Trust, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived
Capital Appreciation	$25,336
Health Sciences Opportunities	99,438
Infrastructure Sustainable Opportunities	274
Mid-Cap Growth Equity	80,278
Technology Opportunities	22,147

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund (except Health Sciences Opportunities), the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Capital Appreciation	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Institutional	N/A	1.00%	0.80%	0.92%
Service	N/A	N/A	1.05	1.17
Investor A	N/A	1.25	1.05	1.17
Investor C	1.94%	N/A	1.80	1.92
Class K	0.72	0.95	0.75	0.87
Class R	N/A	N/A	1.30	1.42

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024 (or June 30, 2033 with respect to Capital Appreciation), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended May 31, 2023, Infrastructure Sustainable Opportunities waived and/or reimbursed the Manager investment advisory fees and other expenses of $295,363, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2023, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Infrastructure Sustainable Opportunities	$ 12	$ —	$ 10	$ —	$ 1,733	$ —	$ 1,755
Mid-Cap Growth Equity	1,179,241	14,426	348,412	37,596	—	18,337	1,598,012
Technology Opportunities	468,549	6,305	296,264	49,968	3,162	6,430	830,678

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Infrastructure Sustainable Opportunities	$ 162	$ —	$ 30	$ —	$ 121	$ —	$ 313
Mid-Cap Growth Equity	1,353,292	22,638	994,509	16,816	—	90,075	2,477,330
Technology Opportunities	1,001,170	6,522	516,817	101,795	—	45,788	1,672,092

Infrastructure Sustainable Opportunities also had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the year ended May 31, 2023, the amount was $3,772.

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Notes to Financial Statements   (continued)

With respect to the contractual expense limitation of Infrastructure Sustainable Opportunities, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective September 30, 2028 the repayment arrangement between the Fund and the Manager pursuant to which the Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of May 31, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
Fund Name/Fund Level/Share Class	2024	2025
Infrastructure Sustainable Opportunities
Fund Level	$198,233	$299,135
Institutional	153	174
Investor A	151	40
Class K	1,479	1,854

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities retain 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Infrastructure Sustainable Opportunities retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Infrastructure Sustainable Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Capital Appreciation	$10,079
Health Sciences Opportunities	358,016
Infrastructure Sustainable Opportunities	137
Mid-Cap Growth Equity	212,363
Technology Opportunities	207,798

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Capital Appreciation and Infrastructure Sustainable Opportunities may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the

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Notes to Financial Statements   (continued)

extent permitted by Capital Appreciation’s and Infrastructure Sustainable Opportunities’s investment policies and restrictions. Capital Appreciation is currently permitted to borrow under the Interfund Lending Program. In addition, Infrastructure Sustainable Opportunities is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, Capital Appreciation and Infrastructure Sustainable Opportunities did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Capital Appreciation	$1,294,400,531	$1,777,167,092
Health Sciences Opportunities	2,582,899,233	3,593,646,981
Infrastructure Sustainable Opportunities	8,812,222	9,606,641
Mid-Cap Growth Equity	5,624,774,503	7,776,643,792
Technology Opportunities	1,660,963,931	2,550,886,342

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to net operating losses and non-deductible expenses were reclassified to the following accounts:

	Capital Appreciation	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities

Paid-in capital	$(5,038,821)	$(16,780)	$(67,647,963)	$(29,993,093)
Accumulated earnings (loss)	5,038,821	16,780	67,647,963	29,993,093

The tax character of distributions paid was as follows:

	Period	Capital Appreciation	Health Sciences Opportunities	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Ordinary income	05/31/23	$—	$40,237,395	$386,128	$—	$—
	05/31/22	57,463,690	162,713,719	78,182	93,002,830	47,451,363
Long-term capital gains	05/31/23	248,072,015	628,590,098	664	—	—
	05/31/22	523,109,725	807,323,848	—	809,564,976	580,844,171

Total	05/31/23	$248,072,015	$668,827,493	$386,792	$—	$—

	05/31/22	$580,573,415	$970,037,567	$78,182	$902,567,806	$628,295,534

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Notes to Financial Statements   (continued)

As of May 31, 2023, the tax components of accumulated net earnings were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed long-term capital gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified late-year losses(c)	Total

Capital Appreciation	$—	$55,340,065	$—	$1,338,673,363	$(1,852,224)	$1,392,161,204
Health Sciences Opportunities	—	168,726,898	—	2,839,760,704	(70,936)	3,008,416,666
Infrastructure Sustainable Opportunities	98,390	—	(618,241)	(383,510)	—	(903,361)
Mid-Cap Growth Equity	—	—	(2,288,206,843)	2,161,394,701	(20,531,216)	(147,343,358)
Technology Opportunities	—	—	(710,037,033)	1,713,520,332	(7,766,600)	995,716,699

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the accounting for swap agreements, characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Capital Appreciation	$1,776,631,680	$1,452,743,464	$(114,070,929)	$1,338,672,535
Health Sciences Opportunities	5,658,864,722	3,073,789,972	(237,063,689)	2,836,726,283
Infrastructure Sustainable Opportunities	9,261,081	379,682	(763,028)	(383,346)
Mid-Cap Growth Equity	9,642,643,172	3,016,249,961	(865,686,216)	2,150,563,745
Technology Opportunities	2,828,995,503	1,769,497,434	(59,157,821)	1,710,339,613

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant

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Notes to Financial Statements   (continued)

increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Capital Appreciation
Institutional
Shares sold	5,716,023	$157,957,646	9,077,631	$365,178,278
Shares issued in reinvestment of distributions	1,893,570	51,954,274	2,208,629	96,052,412
Shares redeemed	(15,681,629)	(435,307,849)	(6,557,549)	(268,772,260)

	(8,072,036)	$(225,395,929)	4,728,711	$192,458,430

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements   (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Capital Appreciation (continued)
Investor A
Shares sold and automatic conversion of shares	3,941,330	$97,836,995	6,420,981	$239,225,888
Shares issued in reinvestment of distributions	5,278,960	127,222,770	6,684,788	259,138,163
Shares redeemed	(13,077,008)	(322,318,537)	(12,580,937)	(465,390,868)

	(3,856,718)	$(97,258,772)	524,832	$32,973,183

Investor C
Shares sold	295,401	$4,190,433	417,400	$9,523,681
Shares issued in reinvestment of distributions	415,970	5,707,720	559,182	13,320,882
Shares redeemed and automatic conversion of shares	(1,003,070)	(14,231,042)	(987,837)	(22,223,382)

	(291,699)	$(4,332,889)	(11,255)	$621,181

Class K
Shares sold	2,780,441	$79,543,996	2,650,053	$110,099,487
Shares issued in reinvestment of distributions	1,501,046	41,578,344	2,255,335	99,168,670
Shares redeemed	(4,141,499)	(118,871,975)	(4,243,421)	(179,618,463)

	139,988	$2,250,365	661,967	$29,649,694

Class R
Shares sold	204,059	$3,695,774	257,323	$7,134,270
Shares issued in reinvestment of distributions	142,318	2,473,411	197,158	5,739,257
Shares redeemed	(310,598)	(5,527,276)	(521,347)	(14,052,755)

	35,779	$641,909	(66,866)	$(1,179,228)

	(12,044,686)	$(324,095,316)	5,837,389	$254,523,260

Health Sciences Opportunities
Institutional
Shares sold	11,197,111	$765,047,695	13,550,039	$1,054,458,394
Shares issued in reinvestment of distributions	5,046,141	332,953,033	5,984,415	466,096,116
Shares redeemed	(21,662,089)	(1,475,511,418)	(22,567,955)	(1,745,432,325)

	(5,418,837)	$(377,510,690)	(3,033,501)	$(224,877,815)

Service
Shares sold	57,200	$3,684,661	49,458	$3,664,984
Shares issued in reinvestment of distributions	40,955	2,542,243	51,296	3,778,993
Shares redeemed	(122,578)	(7,895,488)	(127,959)	(9,488,827)

	(24,423)	$(1,668,584)	(27,205)	$(2,044,850)

Investor A
Shares sold and automatic conversion of shares	4,334,203	$278,606,468	5,392,110	$397,992,758
Shares issued in reinvestment of distributions	3,522,117	217,567,391	3,792,616	278,689,830
Shares redeemed	(9,621,175)	(618,119,887)	(7,954,173)	(581,723,514)

	(1,764,855)	$(121,946,028)	1,230,553	$94,959,074

Investor C
Shares sold	537,584	$28,698,873	836,719	$53,237,828
Shares issued in reinvestment of distributions	832,560	42,677,038	1,004,187	62,580,022
Shares redeemed and automatic conversion of shares	(3,241,641)	(172,577,850)	(3,233,983)	(201,419,358)

	(1,871,497)	$(101,201,939)	(1,393,077)	$(85,601,508)

Class K
Shares sold	2,134,729	$147,417,118	1,698,513	$133,270,886
Shares issued in reinvestment of distributions	470,645	31,121,552	561,988	43,729,235
Shares redeemed	(1,551,519)	(105,963,545)	(1,876,019)	(144,869,125)

	1,053,855	$72,575,125	384,482	$32,130,996

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Notes to Financial Statements   (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Health Sciences Opportunities (continued)
Class R
Shares sold	260,827	$16,205,620	359,301	$26,082,993
Shares issued in reinvestment of distributions	305,568	18,277,362	357,082	25,476,530
Shares redeemed	(662,105)	(41,318,683)	(572,860)	(40,780,069)

	(95,710)	$(6,835,701)	143,523	$10,779,454

	(8,121,467)	$(536,587,817)	(2,695,225)	$(174,654,649)

Infrastructure Sustainable Opportunities
Institutional
Shares sold	664	$5,769	11,003	$110,051	(a)
Shares issued in reinvestment of distributions	32	282	—	2	(a)
Shares redeemed	(133)	(1,200)	(320)	(3,269	)(a)

	563	$4,851	10,683	$106,784

Investor A
Shares sold	6,368	$57,649	10,952	$109,812	(a)
Shares issued in reinvestment of distributions	38	332	—	—
Shares redeemed	(54)	(495)	—	—

	6,352	$57,486	10,952	$109,812

Class K
Shares sold	189	$1,620	980,348	$9,803,544	(a)
Shares issued in reinvestment of distributions	16	142	—	—

	205	$1,762	980,348	$9,803,544

	7,120	$64,099	1,001,983	$10,020,140

Mid-Cap Growth Equity
Institutional
Shares sold	47,917,656	$1,524,488,005	84,092,051	$3,672,781,183
Shares issued in reinvestment of distributions	—	—	9,954,734	462,557,816
Shares redeemed	(103,429,603)	(3,263,321,983)	(79,453,974)	(3,261,438,913)

	(55,511,947)	$(1,738,833,978)	14,592,811	$873,900,086

Service
Shares sold	350,535	$9,881,277	854,941	$34,641,736
Shares issued in reinvestment of distributions	—	—	146,401	6,102,842
Shares redeemed	(975,944)	(27,755,309)	(771,097)	(29,078,865)

	(625,409)	$(17,874,032)	230,245	$11,665,713

Investor A
Shares sold and automatic conversion of shares	7,397,275	$201,630,334	16,857,882	$647,069,791
Shares issued in reinvestment of distributions	—	—	3,734,682	148,274,848
Shares redeemed	(17,049,170)	(459,100,473)	(17,401,969)	(628,539,903)

	(9,651,895)	$(257,470,139)	3,190,595	$166,804,736

Investor C
Shares sold	596,600	$12,112,431	1,829,067	$53,618,549
Shares issued in reinvestment of distributions	—	—	850,190	25,522,539
Shares redeemed and automatic conversion of shares	(2,806,057)	(56,412,228)	(2,880,629)	(78,703,717)

	(2,209,457)	$(44,299,797)	(201,372)	$437,371

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements   (continued)

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name/Share Class	Shares	Amount	Shares	Amount

Mid-Cap Growth Equity (continued)
Class K
Shares sold	43,394,126	$1,373,927,107	75,010,864	$3,289,871,678
Shares issued in reinvestment of distributions	—	—	4,431,881	206,797,826
Shares redeemed	(47,704,012)	(1,522,478,195)	(26,364,924)	(1,103,248,628)

	(4,309,886)	$(148,551,088)	53,077,821	$2,393,420,876

Class R
Shares sold	880,078	$23,445,508	1,783,479	$68,929,237
Shares issued in reinvestment of distributions	—	—	161,778	6,297,421
Shares redeemed	(862,426)	(22,678,994)	(1,059,950)	(37,561,892)

	17,652	$766,514	885,307	$37,664,766

	(72,290,942)	$(2,206,262,520)	71,775,407	$3,483,893,548

Technology Opportunities
Institutional
Shares sold	16,615,851	$696,225,151	28,834,284	$1,778,526,131
Shares issued in reinvestment of distributions	—	—	5,074,418	339,300,116
Shares redeemed	(33,058,906)	(1,373,686,694)	(45,442,662)	(2,648,038,246)

	(16,443,055)	$(677,461,543)	(11,533,960)	$(530,211,999)

Service
Shares sold	171,238	$6,686,958	499,665	$29,601,143
Shares issued in reinvestment of distributions	—	—	98,949	6,194,905
Shares redeemed	(417,065)	(16,352,892)	(666,323)	(39,672,879)

	(245,827)	$(9,665,934)	(67,709)	$(3,876,831)

Investor A
Shares sold and automatic conversion of shares	4,850,581	$188,138,502	10,281,016	$602,060,939
Shares issued in reinvestment of distributions	—	—	3,054,990	186,654,164
Shares redeemed	(9,667,118)	(366,443,166)	(14,692,026)	(808,237,783)

	(4,816,537)	$(178,304,664)	(1,356,020)	$(19,522,680)

Investor C
Shares sold	705,328	$21,723,660	1,380,731	$64,636,301
Shares issued in reinvestment of distributions	—	—	764,535	37,880,552
Shares redeemed and automatic conversion of shares	(2,005,673)	(60,699,308)	(2,113,452)	(92,040,047)

	(1,300,345)	$(38,975,648)	31,814	$10,476,806

Class K
Shares sold	1,866,384	$77,400,205	3,720,630	$244,270,015
Shares issued in reinvestment of distributions	—	—	207,785	13,921,146
Shares redeemed	(1,574,873)	(65,635,026)	(2,822,714)	(151,390,233)

	291,511	$11,765,179	1,105,701	$106,800,928

Class R
Shares sold	250,388	$9,664,993	320,513	$17,676,525
Shares issued in reinvestment of distributions	—	—	61,453	3,776,895
Shares redeemed	(271,520)	(10,425,495)	(377,386)	(20,691,562)

	(21,132)	$(760,502)	4,580	$761,858

	(22,535,385)	$(893,403,112)	(11,815,594)	$(435,571,918)

(a)	For the period from September 30, 2021 (commencement of operations) to May 31, 2022.

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Notes to Financial Statements   (continued)

As of May 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Infrastructure Sustainable Opportunities	Technology Opportunities
Institutional	10,000	—
Investor A	10,000	—
Class K	980,000	8,673

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Capital Appreciation Fund, Inc., and the Shareholders of BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund, and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Capital Appreciation Fund, Inc., BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2023, and the results of their operations for the year then ended, and the statements of changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights
BlackRock Capital Appreciation Fund, Inc., BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Technology Opportunities Fund	For each of the two years in the period ended May 31, 2023	For each of the two years in the period ended May 31, 2023, for the period from October 1, 2020 through May 31, 2021, and for each of the three years in the period ended September 30, 2020
BlackRock Infrastructure Sustainable Opportunities Fund	For the year ended May 31, 2023, and for the period from September 30, 2021 (commencement of operations) through May 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated is qualified dividend income for individuals for the fiscal year ended May 31, 2023:

Fund Name	Qualified Dividend Income

Health Sciences Opportunities	$112,815,584
Infrastructure Sustainable Opportunities	192,218

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Capital Appreciation	$248,072,015
Health Sciences Opportunities	628,590,098
Infrastructure Sustainable Opportunities	664

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of the foreign source income earned and foreign taxes paid for the fiscal year ended May 31, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Infrastructure Sustainable Opportunities	$98,035	$ 23,027

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2023:

Fund Name	Federal Obligation Interest

Health Sciences Opportunities	$199,257
Infrastructure Sustainable Opportunities	1,811

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Health Sciences Opportunities	100.00%
Infrastructure Sustainable Opportunities	28.57

The Funds hereby designates the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends

Health Sciences Opportunities	$848,274
Infrastructure Sustainable Opportunities	7,712

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest-Related Dividends	Qualified Short-Term Capital Gains

Health Sciences Opportunities	$848,274	$ —
Infrastructure Sustainable Opportunities	7,712	255,164

I M P O R T A N T T A X I N F O R M A T I O N	95

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Funds (the “Trust”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock Technology Opportunities Fund (“Technology Opportunities Fund”) and BlackRock Infrastructure Sustainable Opportunities Fund (“Infrastructure Sustainable Opportunities Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. The Board of Directors of the Trust also considered the approval to continue the sub-advisory agreement (the “Infrastructure Sustainable Opportunities Fund BSL Sub-Advisory Agreement”) between the Manager and BlackRock (Singapore) Limited (“BSL”) and the sub-advisory agreement (the “Infrastructure Sustainable Opportunities Fund BIL Sub-Advisory Agreement” and, together with the Infrastructure Sustainable Opportunities Fund BSL Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (“BIL” and, together with BSL, the “Sub-Advisors”), each with respect to Infrastructure Sustainable Opportunities Fund.

The Board of Directors of BlackRock Capital Appreciation Fund, Inc. (the “Corporation” or “Capital Appreciation Fund”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation and the Manager, its investment advisor.

Mid-Cap Growth Equity Portfolio, Health Sciences Opportunities Portfolio, Technology Opportunity Fund, Infrastructure Sustainable Opportunities Fund and Capital Appreciation Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Trust Advisory Agreement, the Sub-Advisory Agreements and the Corporation Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 18, 2023 are referred to as the “April Meeting” and the meetings held on May 23-24, 2023 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Boards consider the approval of the continuation of the pertinent Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the pertinent Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Boards had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. The Boards also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Boards assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, considered information that was relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s and the Fund’s adherence to applicable compliance policies and procedures, as applicable; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Boards received and reviewed materials specifically relating to the renewal of the pertinent Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

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Disclosure of Investment Advisory Agreements   (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. Each Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisors with respect to Infrastructure Sustainable Opportunities Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit Infrastructure Sustainable Opportunities Fund and its shareholders.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the applicable Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the applicable Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Health Sciences Opportunities Portfolio ranked in the second, second and first quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	97

Disclosure of Investment Advisory Agreements   (continued)

The Board of the Trust noted that for the one-, three- and five-year periods reported, Technology Opportunities Fund ranked in the third, second and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Mid-Cap Growth Equity Portfolio ranked in the fourth, fourth and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board of the Trust noted that for each of the one-year and since-inception periods reported, Infrastructure Sustainable Opportunities Fund ranked in the fourth quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by the absence of traditional fossil fuel energy stocks. These traditional energy stocks do not form part of the Fund’s investment universe. Since the MSCI energy sector was up over 47% over the one-year period, this was significant contributor to positive for strategies which include these as part of their universe and led a performance drag versus peers. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board of the Corporation noted that for the one-, three- and five-year periods reported, Capital Appreciation Fund ranked in the fourth, fourth and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by significant style factor rotation in 2021 and early 2022 out of growth and momentum and into value. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of the Corporation noted that Capital Appreciation Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board of the Trust noted that Infrastructure Sustainable Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements   (continued)

The Board of the Trust noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board of the Trust noted that Technology Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board of the Trust noted that Health Sciences Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers.

The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Trust’s year-long deliberative process, the Board of the Trust, including the Independent Board Members, unanimously approved the continuation of (i) the Trust Advisory Agreement between the Manager and the Trust, on behalf of Mid-Cap Growth Equity Portfolio, Health Sciences Opportunities Portfolio, Technology Opportunity Fund and Infrastructure Sustainable Opportunities Fund; and (ii) the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to Infrastructure Sustainable Opportunities Fund, each for a one-year term ending June 30, 2024.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board of the Corporation’s year-long deliberative process, the Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of Capital Appreciation Fund, for a one-year term ending June 30, 2024.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	99

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Public Company and Other Investment Company Directorships Held During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015 for the Trust; since 2019 for Capital Appreciation)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 167 Portfolios	None

Susan J. Carter 1956	Director (Since 2016 for the Trust; since 2019 for Capital Appreciation)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.

			28 RICs consisting of 167 Portfolios	None

Collette Chilton 1958	Director (Since 2015 for the Trust; since 2019 for Capital Appreciation)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 167 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016 for the Trust; since 2019 for Capital Appreciation)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 167 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019 for the Trust; since 2016 for Capital Appreciation)

Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 167 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Public Company and Other Investment Company Directorships Held During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2019 for the Trust; since 2016 for Capital Appreciation)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 167 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2007 for the Trust; since 2019 for Capital Appreciation)	Professor, Harvard Business School since 1989.	28 RICs consisting of 167 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2019 for the Trust; since 2015 for Capital Appreciation)

Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair,Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.

			28 RICs consisting of 167 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2007 for the Trust; since 2019 for Capital Appreciation)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 167 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	101

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Public Company and Other Investment Company Directorships Held During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2016 for the Trust; since 2019 for Capital Appreciation)

Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management,LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.

			28 RICs consisting of 167 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018 for the Trust; since 2015 for Capital Appreciation)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

With respect to Capital Appreciation, each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removalas provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. With respect to Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. With respect to all the Funds, the Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

With respect to Capital Appreciation, following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016. With respect to Infrastructure Sustainable Opportunities, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust and the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	103

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President of the Trust (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)	Officers of the Corporation/Trust serve at the pleasure of the Board.

Further information about the Corporation’s/Trust’s Directors and Officers is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Corporation and Trustee of the Trust.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Corporation/Trust.

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	105

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers
Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Advisers(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10001
United Kingdom

Legal Counsel
BlackRock (Singapore) Limited	Sidley Austin LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Transfer Agent	Address of the Corporation/Trust
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

(a) For BlackRock Infrastructure Sustainable Opportunities Fund.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CVR	Contingent Value Rights

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	107

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GROPPS-5/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$33,762	$32,436	$44	$213	$16,300	$15,700	$218	$0
BlackRock Advantage Large Cap Growth Fund	$19,278	$18,564	$0	$213	$15,300	$14,700	$218	$0
BlackRock Advantage Small Cap Core Fund	$31,212	$29,988	$44	$213	$15,300	$14,700	$218	$0
BlackRock Commodity Strategies Fund	$47,838	$46,002	$44	$213	$22,900	$22,000	$218	$0
BlackRock Energy Opportunities Fund	$18,768	$18,054	$0	$213	$15,300	$14,700	$218	$0
BlackRock Health Sciences Opportunities Portfolio	$31,212	$29,988	$0	$213	$17,300	$14,700	$218	$0

BlackRock High Equity Income Fund	$22,644	$21,726	$0	$213	$15,300	$14,700	$218	$0
BlackRock Infrastructure Sustainable Opportunities Fund	$23,358	$20,196	$44	$0	$23,150	$27,550	$0	$0
BlackRock International Dividend Fund	$25,806	$24,786	$0	$213	$16,300	$15,700	$218	$0
BlackRock Mid-Cap Growth Equity Portfolio	$19,074	$18,360	$0	$213	$17,300	$14,700	$218	$0
BlackRock SMID-Cap Growth Equity Fund	$19,074	$16,524	$44	$0	$21,650	$23,050	$218	$0
BlackRock Technology Opportunities Fund	$37,434	$36,006	$0	$213	$17,300	$14,700	$218	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$16,562	$15,913
BlackRock Advantage Large Cap Growth Fund	$15,518	$14,913
BlackRock Advantage Small Cap Core Fund	$15,562	$14,913
BlackRock Commodity Strategies Fund	$23,162	$22,213
BlackRock Energy Opportunities Fund	$15,518	$14,913
BlackRock Health Sciences Opportunities Portfolio	$17,518	$14,913
BlackRock High Equity Income Fund	$15,518	$14,913
BlackRock Infrastructure Sustainable Opportunities Fund	$23,194	$27,550
BlackRock International Dividend Fund	$16,518	$15,913
BlackRock Mid-Cap Growth Equity Portfolio	$17,518	$14,913
BlackRock SMID-Cap Growth Equity Fund	$21,912	$23,050
BlackRock Technology Opportunities Fund	$17,518	$14,913

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: July 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: July 21, 2023